As filed with the SEC on 04/15/2020	Registration No. 333‑01031
811-07545
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________
FORM N‑6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post‑Effective Amendment No. 26
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 32
_____________
THE PRUDENTIAL VARIABLE
CONTRACT ACCOUNT GI-2
(Exact Name of Registrant)
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)
751 Broad Street
Newark, New Jersey 07102
800 778-2255
(Address and telephone number of principal executive offices)

Michael P. DeSimone
Vice President and Corporate Counsel
The Prudential Insurance Company of America
80 Livingston Avenue
Roseland, New Jersey 07068
(Name and address of agent for service)
_____________

It is proposed that this filing will become effective (check appropriate space):

□	immediately upon filing pursuant to paragraph (b) of Rule 485
■	on May 1, 2020, pursuant to paragraph (b) of Rule 485
(date)

□	on pursuant to paragraph (a)(1) of Rule 485
(date)

■	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2020

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company. This prospectus does not take into account the investment objectives or financial situation of any client or prospective clients.  The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product.  Clients seeking information regarding their particular investment needs should contact a financial professional.

You may choose to invest your Certificate's premiums and its earnings in one of several Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “prospectus supplement”).

You may also choose to invest your Certificate’s premiums and its earnings in the Fixed Account, which pays a guaranteed interest rate. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account .

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program. This prospectus may be accompanied by a prospectus supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the prospectus supplement together provide the information you need to know about Group Variable Universal Life Insurance, and you should read them together. Current prospectuses for each of the Funds accompany this prospectus. These prospectuses contain important information about the Funds. Please read these prospectuses and keep them for reference.

__________________________________________________________________________________________________________
IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on our website (www.prudential.com/gulgvul), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If available, you may elect to receive shareholder reports and other communications from the Funds electronically anytime by going to www.prudential.com/gulgvul. You may elect to receive all future reports in paper free of charge by calling 1-800-562-9874.

In compliance with US law, Prudential delivers this prospectus to Participants that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that the Group Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see the CHARGES AND EXPENSES section.

The first table describes fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	3.5% of each premium payment.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Currently 2.71% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	$2 from each premium payment.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	The lesser of $20 and 2% of the amount surrendered.
Withdrawal Charge	This charge is assessed on a Withdrawal.	The lesser of $20 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	$20 per transfer after the twelfth transfer.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	$20 per statement.
Loan Transaction Charge	This charge is assessed when a loan is processed.	$20 for each loan.

1. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount may increase if the premium taxes charged by state, local, or federal governments increase.

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The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $2.00
*Cost of Insurance[2]:
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.18

Representative guaranteed charge - $0.88[4]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Maximum - $50.48
Minimum - $0.10

Representative guaranteed charge - $0.63[5]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $0.95[6]

Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits[3,8]:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $0.29[6] Minimum - $0.29[6]
Representative current charge - $0.29[7]
Spouse Group Variable Universal Life Insurance	Monthly	Maximum - $50.48[6] Minimum - $0.10[6]
Representative current charge - $0.63[7]
Child Dependents Term Life Insurance	Monthly	Maximum -$0.10[6] Minimum - $0.10[6]
Representative current charge - $0.10[8]
AD&D on employee’s life	Monthly	Maximum - $0.02[6] Minimum - $0.02[6]
Representative current charge $.02[8]
AD&D on Spouse’s life	Monthly	Maximum - $0.03[7] Minimum - $0.03[7]
Representative current charge $.03[8]
AD&D on employee and family’s life	Monthly	Maximum - $0.05[6] Minimum - $0.04[6]
Representative current charge - 0.04[8]

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

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2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics described in the prospectus supplement. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 50-year old insured under the certificate.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The Group Contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.
The representative current charge for spouse term insurance is a sample rate currently charged for a 50-year old insured, who is the spouse of an active employee in the largest insured group that offers this benefit.

8.	The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in the largest insured group that offers this benefit.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.31%	1.43%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) Group Contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through Variable Investment Options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund. The Death Benefit may change every day or remain stable depending upon the death benefit option elected and the Certificate Fund.  The Certificate Fund has values which change every day according to the investment performance of the investment options to which you have allocated your Net Premiums . Although the value of your Certificate Fund will increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which Variable Investment Options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Certificate defines Eligible Group Members who are eligible to buy the Group Variable Universal Life Insurance under the Group Contract. The Certificate also says whether or not Eligible Group Members may also buy coverage for their qualified dependents as described in the prospectus supplement.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit may change every day or remain stable depending upon the death benefit option elected and the Certificate Fund.  The Certificate Fund has values which change every day according to the investment performance of the investment options to which you have allocated your Net Premiums.

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Some features, conditions and terms described in this prospectus may not be available in some states or under certain Group Contracts.

Types of Death Benefit Available Under this Coverage

There are two types of Death Benefit available. If you have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. If you have a Certificate with a Death Benefit Option A the Death Benefit generally remains at the Face Amount you initially chose. However, the Certificate Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.

Any type of Death Benefit, described above, may be increased to ensure that the Certificate will satisfy the Internal Revenue Code's definition of life insurance. See Types of Death Benefit.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. The Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the DEATH BENEFITS section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the Variable Investment Options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the Variable Investment Options; (v) Net Premiums added; (vi) withdrawals taken; (vii) transaction charges; and (viii) monthly charges Prudential deducts for the insurance. There is no guaranteed minimum balance for the Certificate Fund.

The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments and have those payments directed to the investment options you select. See the PREMIUMS - Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some group plans, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your sponsoring group. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2, and the PREMIUMS - Allocation of Premiums sections.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 1% for Certificates issued on or after January 1, 2020 and 2% for Certificates issued before January 1, 2020. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

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Transfers among Investment Options

You may transfer amounts from one investment option to another. We do not limit the number of transfers between Variable Investment Options, but we may charge for more than 12 transfers and require written requests if more than 20 transfers are requested in a Certificate Year. We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the PREMIUMS - Transfers/ Restrictions on Transfers section.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available investment options available under the Group Contract at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy a greater interest in the Fund when the price is low and a lesser interest in the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the PREMIUMS - Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some group plans, Prudential is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the SURRENDER AND WITHDRAWALS and Withdrawals section and the TAXES section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans may have a limit on the number of withdrawals you can make in a year. Some group plans may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See the SURRENDER AND WITHDRAWALS section and the TAXES section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Under some group plans, we may make a charge of up to $20 for each loan. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the TAXES section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the OTHER GENERAL CONTRACT PROVISIONS - “Free Look” Period section.

5	GVUL

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the Variable Investment Options will meet their investment objectives, so Death Benefit Option B could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the TAXES section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type benefit or rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate may end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the LAPSE AND REINSTATEMENT section. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the TAXES section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Group Contract provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or Certificate loans, your Certificate may lapse or you may not accumulate the Funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans have a limit on the number of withdrawals you can make in a year, and some group plans may impose a transaction charge.

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You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the TAXES section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges and your Certificate will lapse unless sufficient premium or loan repayments are made. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the TAXES section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify the Certificate as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Funds section and GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

Risks Associated with the Variable Investment Options
The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in a Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Variable Investment Options that you choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the Fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

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Learn More about the Funds

Before allocating amounts to the Variable Investment Options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Fixed Account is not a subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The assets held in the Account in support of assets invested under the Group Contract are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount. Thus, the assets in the Account are not chargeable with liabilities arising out of any other business Prudential conducts. When we refer to “Funds” in this prospectus, we mean all or any of these subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a Variable Investment Option.
We will permit each Group Contract Holder to select up to 19 of these Funds. The Prudential Series Fund Government Money Market Portfolio currently must be one of the selected Funds. The Fixed Account is also available in addition to the up to 19 Funds selected by a Group Contract Holder. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 1% for Certificates issued on or after January 1, 2020 and 2% for Certificates issued before January 1, 2020.)
You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional Net Premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.
Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.
Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

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The Funds

When you choose a Variable Investment Option, we purchase shares of a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional Variable Investment Options in the future.

A list of the Funds offered and their investment advisers can be found in the Group Variable Universal Life Prospectus Supplement (the “prospectus supplement”).

We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. If this occurs, Prudential will provide you with prior notice of the change including any options available to you. You will have the opportunity to transfer any amount to the Fixed Account or any other investment option available to you.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Variable Investment Options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Fund; or

(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

This product prospectus includes separate prospectuses for each available Fund. Each prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this product prospectus and any supplements. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more Funds or may substitute a different Fund for any Fund.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s

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participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Participants. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Certificate Owner voting instructions, we will advise Certificate Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute the shares of a Fund for another Fund or another portfolio or of an entirely different Variable Investment Option. We would not do this without any necessary SEC and/or state approval. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may allocate all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 1% for Certificates issued on or after January 1, 2020 and 2% for Certificates issued before January 1, 2020. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some group plans, Prudential may determine interest rates based on the Group Contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.

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We strictly limit your right to make transfers out of the Fixed Account. See the PREMIUMS - Transfers/Restriction on Transfers section. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the values of the Variable Investment Options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate Fund based upon that loan. See Loans. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, expenses, taxes and interest, investment experience and/or persistency, which is the length of time certificates such as yours and other certificates stay in effect, to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Group Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Group Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Group Contract. If, as we expect, the charges that we collect from the Group Contract exceed our total costs in connection with the Group Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Group Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charges for Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction of Charges section below.

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it varies by group and ranges from 2.1% to 3.5% of the premium Prudential receives. This is Prudential's estimate of the average burden of state and local taxes for existing Group Contracts. Tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5% (but may exceed 5% in some instances). (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

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We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Charge for Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction of Charges section below.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. Under certain group plans, Prudential may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 and 2% of the amount that you receive.

Withdrawal Charge

Under some group plans, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the Certificate Fund.

Loan Charges

Under certain group plans, Prudential may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction of Charges

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain group plans where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

•The size of the group;

•The total amount of premium payments we expect to receive;

•How long Participants will hold their Certificates;

•	The purpose for which the Group Contract was purchased and whether that purpose makes it likely that expenses will decrease; and

•	Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will decrease.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participant.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

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“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. For Certificates with a Death Benefit Option B, the Net Amount at Risk generally does not change as the Certificate Fund changes. For Certificates with a Death Benefit Option A, the Net Amount at Risk generally changes as the Certificate Fund changes. See Types of Death Benefit .

The “cost of insurance rate” is based on many factors, including:

•the Covered Person's age;

•	the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

•the life expectancy of the people covered under your group plan;

•	whether the Group Contract Holder elected to buy any of the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section;

•whether or not the Certificate provides continued coverage; and

•the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•the number of Certificates in effect;

•the number of new Certificates issued;

•the number of Certificates surrendered or where continued coverage was elected;

•the expected claims (Death Benefits, accelerated benefits and surrenders);

•the expected cost of any additional insurance benefits that the Group Contract Holder elected to buy;

•the expected expenses; and

•the level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.
If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the Table of Maximum Rates. See SUMMARY OF CHARGES AND EXPENSES beginning on page 1. The Table of Maximum Rates may be up to 150% of the 1980 CSO Male Table for certificates effective on or before December 31, 2008, 200% of the 2001 CSO Table for certificates effective on or after January 1, 2009 and on or before December 31, 2019, and up to 400% of the 2017 CSO Table for certificates effective on or after January 1, 2020. The maximum rates are based on many factors, including:

•guaranteed issue procedures, if any;

•simplified underwriting that may not require a medical exam, blood tests or urine tests;

•groups with substandard risks characteristics; and

•the expected maximum cost of any additional insurance benefits that the Group Contract Holder elected to buy.

Regardless of how often your premium is paid, the Cost of Insurance Charge for your coverage will generally be withdrawn from your Fund on the Monthly Deduction Date if sufficient money is available. To prevent your Certificate from lapsing, you must ensure that there is enough money in your Fund, minus any Certificate debt and administrative charges, to cover each month's Cost of Insurance

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Charge when due. Under some group plans, we may deduct the Cost of Insurance Charge upon receipt of the premium payments from the Group Contract Holder.

If you remit your premium directly to Prudential and there are insufficient monies in your Fund to pay the entire month’s Cost of Insurance Charge for your coverage, Prudential may withdraw the available monies from your Fund and provide you with notice that your Certificate has gone into default and the 61-day grace period had begun as of the premium due date. We will also inform you of the additional premium due. Unless the entire premium due amount is received by Prudential before the end of the 61-day grace period, your Certificate will lapse for nonpayment of premium. See the Monthly Deductions from the Certificate Fund section below and LAPSE AND REINSTATEMENT section.

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

The highest current rate per thousand for existing groups is $50.67 and applies to insureds at age 99.  The lowest current rate per thousand for existing groups is $0.01 and applies to insureds under age 25.  Please see your prospectus supplement for the current rates.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.05
45	$0.15
55	$0.37
65	$1.01

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges from your Certificate Fund on the Monthly Deduction Date. If your Certificate Fund balance is not at least equal to the monthly charges on the Monthly Deduction Date, we will withdraw the available monies from your Certificate Fund. If sufficient premium is not received within 25 days of the Monthly Deduction Date, we will send an overdue notice indicating that your Certificate is in default and the 61-day grace period began as of the premium due date and how much must be paid to stop your Certificate from lapsing for nonpayment of premium. We will send the overdue notice to the last known address we have on file for you if you remit your premium directly to Prudential or to the Group Contract Holder if premium is remitted for you by the Group Contract Holder. The required payment must be received by the later of 61 days after the premium due date and 30 days after the date we mailed the overdue notice. If the required payment is not received within this time period, your Certificate will end and have no value. See the LAPSE AND REINSTATEMENT section.

1. Charge for Additional Insurance Benefits: The ADDITIONAL INSURANCE BENEFITS section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Spouse Term Insurance: The rate per thousand currently offered for the benefit varies from a high of $3.50 to a low of $0.06.

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Child Term Life insurance : The rate per thousand currently offered for the benefit varies from a high of $2.00 to a low of $0.06. Generally, the same rate is payable at all ages for a given group of insureds.

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Accidental Death & Dismemberment (AD&D) on the employee’s life : The rate per thousand currently offered for the benefit varies from a high of $0.06 to a low of $0.02. Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the Spouse’s life : The rate per thousand currently offered for the benefit varies from a high of $0.05 to a low of $0.03.

Accidental Death & Dismemberment (AD&D) Family Rate : The rate per thousand currently offered for this benefit is $0.04. Generally, the same rate is payable at all ages for a given group of insureds.

2. Charge for Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contract Holders. This charge may be higher when premium payments are made directly to Prudential. The charge is guaranteed not to be more than $6.00 per month and currently is not more than $3.11 per month. We may reduce or eliminate this charge under certain group plans. See the CHARGES AND EXPENSES - Reduction of Charges section.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the Variable Investment Options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Some group plans may also permit Prudential to make the following Transaction Charges:

•	When you surrender your Certificate Fund or when you make a withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

•
Each time you take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%;

•When you request additional statements. The charge may be up to $20 for each statement; and

•
When you request more than 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer. Currently, transfers that occur under the DCA are not counted when calculating the number of transfers in a Certificate Year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Fund Charges

The Funds pay fees and expenses as described in their prospectuses.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Group Contract Holder

The Group Contract Holder is your Employer, the trustee of a trust established by your Employer, or the trustee of a trust established to cover numerous employers under Prudential’s group plans.

Participant

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. Some Group Contracts also allow an Eligible Group Member to apply for coverage on their spouse's life. Some plans allow a spouse or adult child to purchase and own their own group variable universal coverage. However, if the Certificate is assigned, then the assignee will

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become the Participant replacing any previous Participant. A Participant has all the rights and obligations under his or her Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

1.	designate and change the beneficiary;

2.	make premium payments;

3.	access Certificate values through loans and withdrawals;

4.	surrender his or her coverage;

5.	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and

6.	increase or decrease the face amount.

Applicant Owner Provision

Some group plans have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an applicant owner. At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If the Eligible Group Member satisfies all of the requirements to obtain coverage, including satisfactory evidence of insurability, we will approve the Eligible Group Member for group variable universal life insurance coverage.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order or other applicable legal requirement. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

Any amount of insurance for which there is no Beneficiary at your death will be payable to the first of the following: Your (a) surviving spouse; (b) surviving child(ren) in equal shares; (c) surviving parents in equal shares; (d) surviving siblings in equal shares; (e) estate. This order will apply unless you have made an assignment of your right to choose a Beneficiary. If the assignee has not chosen a beneficiary, any death proceeds will be payable to the assignee, if living, or to the estate of the assignee, if not living.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance on the date mutually agreed upon by Prudential and the Group Contract Holder, the date the person is approved for coverage by Prudential, or the date the person is actively at work, whichever is later.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. Some group plans also allow an Eligible Group Member to apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

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Prudential will issue a Certificate to each Participant, and we will usually issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some group plans, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant.

Effective Date of Insurance

When your Employee Group Variable Universal Life Insurance begins depends on what day of the month you have completed all of the following requirements:

•	You are an Eligible Group Member; and

•	You have met any evidence requirement for Group Variable Universal Life Insurance; and

•	Your insurance is not being delayed under any delay of effective date provision; and

•
You have enrolled on a form approved by Prudential and agreed to pay the required contributions. You may enroll within 31 days of when you could first be covered, or within 60 days of a Life Event; and

•	You are actively at work on the date your coverage is scheduled to become effective.

If you satisfy all of the above requirements prior to the twentieth day of a month, your insurance will begin on the first day of that month. If you satisfy all of the above requirements on or after the twentieth day of a month, your insurance will begin on the first day of the next month.

When your Dependents Insurance begins depends on what day of the month all of the following requirements are completed:

o	The person being covered is your Qualified Dependent; and

o	You are an Eligible Group Member and in a Covered Class for that insurance; and

o	You are enrolled for the Employee Group Variable Universal Life Insurance; and

o	You have met any evidence requirement for that Qualified Dependent; and

o	Your insurance for that Qualified Dependent is not being delayed because the Qualified Dependent is home or hospital confined; and

o	Dependents Insurance under that Coverage is part of the Group Contract: and

o	You have enrolled on a form approved by Prudential and agreed to pay the required contributions.

If all of the above requirements are satisfied prior to the twentieth day of a month, your Dependent Insurance will begin on the first day of that month. If all of the above requirements are satisfied on or after the twentieth day of a month, your Dependent Insurance will begin on the first day of the next month.

Maximum Age

You must generally enroll for coverage prior to attaining age 75. Your coverage will generally mature when you attain age 100.

When a Participant reaches the Maximum age, the Certificate will be surrendered and the Cash Surrender Value will be distributed to the owner.   Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAXES section.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account (or, under some group plans, in the Prudential Series Fund Government Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

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Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else only as a gift assignment. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•you make the assignment in writing;
•you sign it; and
•Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAXES section.

Experience Credits

The Group Contract may be eligible to receive Experience Credits. However, typically, we set the premium rates in such a way that we will not generally pay an Experience Credit. If there is an Experience Credit, Prudential will pay it to the Group Contract Holder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Prudential will bill for the difference. If an adjustment results in a decreased cost of insurance, Prudential will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly. If the error is detected after the Covered Person's death, Prudential will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law. Misstatements of age or sex are not restricted to the incontestability provision described above.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Typically, Group Contracts provide a Participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continued Coverage. With Continued Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.). We will start to send premium notices directly to you. We will let you know about this change in the way premiums are paid within 61 days after we are notified that you are no longer an Eligible Group Member. The notice that we send you will also tell you what the charges and expenses are for Continued Coverage. See the CHARGES AND EXPENSES section. Prudential reserves the right to require that you keep a specified minimum amount in your Certificate Fund to continue your coverage.

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Participants who are no longer Eligible Group Members also have these options: Conversion, Paid-Up Coverage or Surrender. See the Options Upon Termination section below for a description of these additional options.

Termination of Coverage

Your Group Variable Universal Life Insurance Coverage may end if:

1.	The employer or plan sponsor terminates the plan with Prudential, by giving Prudential 90 days' written notice.

2.	Prudential terminates the Group Contract: because

•	the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	the Group Contract Holder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

3.	You elect to terminate your coverage.

Options Upon Termination

If the Employer, plan sponsor or Prudential terminates the Group Variable Universal Life, the options of conversion, Paid-Up Coverage, Surrender, or Continuation may depend on what other insurance options are available to you. These options are described below.

If you elect to terminate your coverage, you will have the options of Paid-Up Coverage or Surrender. These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, and for which you are eligible, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate. If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•
If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail. You may also have the option of continuing your insurance coverage.

Conversion

If your Face Amount of Insurance ends because all Face Amount of Insurance for your class ends by amendment or otherwise, you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health, if the person has been covered for at least 5 years for that insurance (or for that insurance and any other Prudential coverage replaced by that insurance; under some Group Contracts, the requirement may be less than 5 years).

To elect this option, you must apply for it and pay the first premium by the later of:

(1)	31 days (or longer, depending on the state law that applies) after your Certificate ends.

(2)
The fifteenth day after the person has been given written notice of the conversion privilege. But, in no event may insurance be converted to an individual contract if the person does not apply for the individual contract and pay the first premium prior to the ninety-second day after the person’s Face Amount of Insurance ends.

You may select any form of individual life insurance policy issued by the Prudential Insurance Company of America (unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class. The amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

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•
the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days; and

•	$10,000.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the age of the Covered Person. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

When you are no longer an Eligible Group Member, we will direct bill you for your Group Variable Universal Life Insurance premium. If you fail to remit the premium by the premium due date, your Certificate will go into default. If premium is not received from you and there are insufficient funds available in your Certificate Fund by the end of the 61-day grace period, your Group Variable Universal Life Insurance will end for nonpayment of premium.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value withdrawal or loan proceeds within 7 days after we receive the request for payment in Good Order at the Prudential Service Office. These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order at the Prudential Service Office. There are certain circumstances when we may delay payment of proceeds:

•
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

•
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your employer or plan sponsor can tell you what procedures are applicable to you.

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You should send payments and transaction requests to the address specified by your Group Contract Holder or as set forth on the applicable premium notice or form. Payments and transaction requests will be picked up at the address to which you are directed to send such items, processed and then transmitted to the Prudential Service Office. Prudential will consider premium payments, transaction requests, enrollment forms and other documents to be "received" on the Business Day when those items are received in Good Order at the Prudential Service Office.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in Good Order are placed in an account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available.

Accelerated Benefit Option

Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. The standard method of payment under an accelerated benefit option is a lump sum, though a monthly installment payment option may be available based on your resident state. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Face Amount or Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. Refer to your prospectus supplement for additional details. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make may also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. However, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot.

This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments. We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or

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contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations.

Seat Belt Benefit

Seat belt benefit provides an additional Accidental Death and Dismemberment benefit for a covered loss of life while driving or riding in an Automobile while wearing a seat belt.
“Automobile" means a validly registered vehicle that may be legally driven with the standard issue class of motor vehicle driver's license and no additional class of license is necessary to operate this vehicle; or four wheel, two axle private passenger motor vehicle. It does not include: (1) cars owned or leased by the employer or any of its subsidiaries or affiliates; (2) a motor vehicle intended for off-road use; or (3) a motor vehicle being used without the owner’s permission. Certain exclusions and restrictions may apply.
Air Bag Benefit

Air Bag benefit additional Accidental Death and Dismemberment benefit for a covered loss of life while (1) the person is driving or riding in an Automobile; (2) the person is wearing a seat belt; and (3) a properly functioning air bag was deployed for the seat that the person occupied.
“Automobile" means a validly registered vehicle that may be legally driven with the standard issue class of motor vehicle driver's license and no additional class of license is necessary to operate this vehicle; or four wheel, two axle private passenger motor vehicle. It does not include: (1) cars owned or leased by the employer or any of its subsidiaries or affiliates; (2) a motor vehicle intended for off-road use; or (3) a motor vehicle being used without the owner’s permission. Certain exclusions and restrictions may apply.
Spouse Tuition Reimbursement Benefit

Spouse Tuition Reimbursement benefit provides an additional Accidental Death and Dismemberment benefit for Tuition reimbursement for your spouse if you suffer a loss of life. This additional benefit is payable if (1) your spouse is your spouse on your date of death; and (2) your spouse enrolls in a professional or trade school within a certain number of months, typically 30 months, after your death. Certain exclusions and restrictions may apply.
“Tuition” means the charge or fee for instruction, as at a private school, trade school or a college or university. Tuition does not include fees or charges other than for instruction.
Child Tuition Reimbursement Benefit

Child Tuition Reimbursement benefit provides an additional Accidental Death and Dismemberment benefit for Tuition reimbursement for your child if you suffer or your spouse suffers a loss of life. This additional benefit is payable if your child is less than a certain age (typically age 23); and, on the date of your or your spouse’s death: (1) is dependent on you for support and maintenance and is enrolled as a full-time student in a School; or (2) is at the 12 th grade level and becomes a full-time student in a School within a certain number of days (typically 365 days) after that date. Certain exclusions and restrictions may apply.
“Tuition” means the charge or fee for instruction, as at a private school, trade school or a college or university. Tuition does not include fees or charges other than for instruction.
“School” means an institution of higher learning. The term includes, but is not limited to, a university, college or trade school.
Child Care Expenses Benefit

Child Care Expenses benefit provides an additional Accidental Death and Dismemberment benefit for child care expenses for your dependent child if you suffer or your spouse suffers a loss of life. This additional benefit is payable for a child less than a certain age (typically age 7) who, on the date of your or your spouse’s death: (1) is dependent on you for support and maintenance and is enrolled at a Child Care Center; or (2) becomes enrolled at a Child Care Center within a certain number of day (typically 90 days), after your or your spouse’s death.
“Child Care Center” means a facility or individual which (1) operates pursuant to law, if locally required; (2) is not a family member; and (3) primarily provides care and supervision for children in a group setting on a regular, daily basis. Certain exclusions and restrictions may apply.

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Return of Remains Benefit

Return of Remains benefit provides an additional Accidental Death and Dismemberment benefit for the return of remains when a person suffers a loss of life and the loss of life occurs outside a certain mile radius (typically 150 miles) outside of the person’s home. This benefit provides for the Return of Remains Expenses incurred to return the person’s body home to their country of residence. Certain exclusions and restrictions may apply.

“Return of Remains Expenses” are expenses for any of the following: (1) embalming; (2) cremation; (3) a coffin; and (4) transportation of the remains to return the person’s body home.
Felonious Assault Benefit

Felonious Assault benefit provides an additional Accidental Death and Dismemberment benefit when you suffer an accidental loss that is a result of a Felonious Assault which happens (1) because of your employment; and (2) while you are working for your employer or on an authorized business trip. Certain exclusions and restrictions may apply.

“Felonious Assault” means any willful or unlawful use of force or violence upon you with the intent to cause bodily Injury to you and the use of force or violence must be considered a felony or misdemeanor in the jurisdiction in which it occurs. But, a Felonious Assault is not a moving violation as defined under the applicable state motor vehicle laws.

Common Accident Benefit

Common Accident benefit provides an additional Accidental Death and Dismemberment benefit for your spouse when you and your spouse both suffer a loss of life in the same accident or in separate accidents that occur within 48 hours of each other. Certain exclusions and restrictions may apply.

Child’s Loss Benefit

Child’s Loss benefit provides an additional Accidental Death and Dismemberment benefit for your dependent child’s accidental loss if the accidental loss is not a loss of life and your child is insured for Dependents Accidental Death and Dismemberment Coverage on the date of the accident that results in that accidental loss. Certain exclusions and restrictions may apply.

Critical Period Benefit

Critical Period benefit provides an additional Accidental Death and Dismemberment benefit if either: (a) you suffer a Loss of life; or (b) your Spouse suffers a Loss of life. If you suffer a Loss of Life, it is payable during the Critical Period following your death. If your Spouse or Domestic Partner suffers a Loss of life, it is payable during the Critical Period following your Spouse’s or Domestic Partner’s death, typically 12 months. This benefit is only payable if: (a) on the date of your or your Spouse’s or Domestic Partner’s Loss of life, your Spouse or Domestic Partner is insured for Dependents Insurance under the Coverage; and (b) the person who suffers the Loss has a surviving Spouse or Domestic Partner or surviving dependent child on the date of death. Certain exclusions and restrictions may apply.

Monthly Medical Premium Benefit

Monthly Medical Premium benefit provides an additional Accidental Death and Dismemberment benefit if: (1) you suffer an accidental bodily injury that results in an accidental loss within a certain period of time (typically 365 days) of an accident; (2) the accidental bodily injury (a) results in your having to take a leave of absence from your job with your Employer; or (b) ends your employment with your Employer; and (3) you choose to continue membership in your employer’s medical plan beyond the time that it would otherwise end. Certain exclusions and restrictions may apply.

Extended Death Protection During Total Disability

An extended Death Benefit (also referred to as Waiver of Cost of Insurance Charges) provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you become totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

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Dependent Term Life Benefits

Qualified dependents may also be enrolled for term life insurance coverage under the Group Contract.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the LAPSE AND REINSTATEMENT section to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the DEFINITIONS OF SPECIAL TERMS section.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contract Holder sets up the premium payment method. Some Participants will make payments through the Group Contract Holder (who will pass them on to us). Other participants may have their premiums paid on their behalf by their employer. Some other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the CHARGES AND EXPENSES section.

Deducting Premiums from Your Paycheck

Some Group Contract Holders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contract Holder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

PROCESSING AND VALUING TRANSACTIONS

Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received

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on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

Allocation of Premiums

Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the CHARGES AND EXPENSES section. Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option.

Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which Prudential receives the premium payment in Good Order at the Prudential Service Office. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.

•
BEFORE THE CERTIFICATE DATE. Prudential will (on your behalf) temporarily hold any premium payment that it receives before the Certificate Date and any premium payment that is not in Good Order in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors. If Prudential receives a premium payment before approving your enrollment under the Group Contract, Prudential will notify the Group Contract Holder and request proper enrollment information. If the proper enrollment information is not received within 30 days, the payment will be returned.

•
DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will allocate any Net Premiums that we receive during the first 20 days to the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. (Under some Group Contracts, we will use the Prudential Series Fund Government Money Market Portfolio instead of the Fixed Account.)

•
AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will credit any Net Premium to your Certificate Fund and allocate it to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will allocate your Net Premiums to the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we will use the Prudential Series Fund Government Money Market Portfolio, rather than the Fixed Account.)

Subsequent premium payments received without the appropriate information will be held in a suspense account for 7 days. If the appropriate information is received within 7 days, the Net Premium will be credited to the Participant's account.  If the appropriate information is not received within 7 days, the premium payment will be returned. This applies to premium payments received from the Group Contract Holder for which we do not have sufficient Participant data necessary to apply the money to a Participant’s account.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in Good Order at the Prudential Service Office. The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percentages.

We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.

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Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percents.

•
We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

•	We do not limit the number of transfers into the Fixed Account.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically. See the PROCEDURES - Telephone and Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. We may charge an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While you may transfer amounts from the Fixed Account, certain restrictions may apply.

In calculating the 12 and 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Dollar Cost Averaging section below.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Your Group Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option. See the section titled GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other Group Contract owners who are subject to such limitations. Group Contract owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Group Contract and Participants.

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The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Group Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Group Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Group Contract owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or, if allowed by law, Prudential's designee) in Good Order on the form we require you to use for this purpose. Prudential will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available Funds at monthly intervals, excluding any Funds that are not currently accepting additional investments. See the section titled GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio or have at least $1,000 in the Prudential Series Fund Government Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in Good Order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Government Money Market Portfolio is not enough to complete the next transfer;

•	Prudential receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy a greater interest in the Fund when the price is low and a lesser interest in the Fund when the price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.

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DEATH BENEFITS

Types of Death Benefit

A Certificate with a Death Benefit Option B has a Death Benefit which will generally equal the Face Amount plus the Certificate Fund. Favorable investment performance and additional premium payments will generally increase your Certificate's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for a Certificate with a Death Benefit Option B may be less than the increase in Cash Surrender Value for a Certificate with a Death Benefit Option A because a Death Benefit Option B Certificate has a greater cost of insurance charge due to a greater Net Amount at Risk. As long as the Certificate is not in default and there is no Certificate Debt, the Death Benefit may not fall below the Face Amount stated in the Certificate. Certificate Owners of a Certificate with a Death Benefit Option B should note that any withdrawal will generally result in a reduction of the Death Benefit. You may at any time increase your Death Benefit under Option B by making additional premium payments subject to tax limits. See Withdrawals . We may increase the Death Benefit to ensure that the Certificate will satisfy the IRS definition of life insurance. See Cost Of Insurance , PREMIUMS, and Cash Surrender Value .

A Certificate with a Death Benefit Option A has a Death Benefit which will generally equal the Face Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the Net Amount at Risk and result in lower charges. Certificate Owners of a Certificate with a Death Benefit Option A should note that any withdrawal will generally result in a permanent reduction of the Face Amount and Death Benefit by the amount of the withdrawal and will result in the deduction of any applicable surrender charge. See Withdrawals . This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Certificate Fund to grow to the point where we may increase the Death Benefit to ensure that the Certificate will satisfy the Internal Revenue Code’s definition of life insurance. See Cost of Insurance , PREMIUMS, and Cash Surrender Value .

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type Of Death Benefit

You may change the type of Death Benefit from Option B to Option A once after issue and subject to our approval. We will increase the Face Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. You may request a change in the type of Death Benefit by sending us a request in Good Order to our Service Office. If the change is approved, it will become effective on the first day of the month coinciding with or following the Business Day we receive the written request. We will re-calculate the Certificate's charges and appropriate tables and send you new Certificate data pages.

The change will become effective on the first day of the month coinciding with or following the Business Day we receive the written request.

When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit to the beneficiary you have named after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death. If we do not receive instructions on where to send the death benefit payment within 5 years (or less where required by state law) of the date of death, the funds will be escheated.

Amount of the Death Benefit

The Death Benefit for Option B is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal. The Death Benefit for Option A is the Face Amount of insurance as of the date of death minus any Certificate Debt and any past due monthly charges. If the date of death is not a business day, the Subaccount portion of the Certificate Fund will be valued using the next Business Day.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

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Adjustment in the Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. The two methods used are the "Guideline Premium Test" or the "Cash Value Accumulation Test." Each Group Contract will use one method or the other.

Under the first method (Guideline Premium Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
0-40 41 42 43 44 ---	250 243 236 229 222 ---	70 71 72 73 74 ---	115 113 111 107 107 ---
45 46 47 48 49 ---	215 209 203 197 191 ---	75 76 77 78 79 ---	105 105 105 105 105 ---
50 51 52 53 54 ---	185 178 171 164 157 ---	80 81 82 83 84 --	105 105 105 105 105 ---
55 56 57 58 59 ---	150 146 142 138 134 ---	85 86 87 88 89 ---	105 105 105 105 105 ---
60 61 62 63 64 ---	130 128 126 124 122 ---	90 91 92 93 94 ---	105 104 103 102 101 ---
65 66 67 68 69	120 119 118 117 116	95 96 97 98 99	100 100 100 100 100
Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table for certificates effective on or before December 31, 2008, 2001 CSO Table for certificates effective on or after January 1, 2009 and on or before December 31, 2019 and the 2017 CSO Table for certificates effective on or after January 1, 2020.

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Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries but does not provide recommendations or investment advice regarding a claimant’s choice. The following settlement and payment options are also available (please note availability of options is subject to change):

Prudential's Alliance Account®

One method of paying group life insurance benefits of certain amounts (currently $5,000 or more in total benefits) is via a retained asset account, whereby Prudential establishes an interest-bearing Alliance Account® in the beneficiary’s name while the funds are held in Prudential’s general account. The full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of Prudential’s Alliance Account® in the beneficiary’s name. The beneficiary can access all funds immediately by writing a draft for the entire amount, may leave funds in the account as long as desired, and generally preserve the ability to transfer all or some funds to other settlement options as available.

Prudential's Alliance Account® begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors (including but not limited to, prevailing market rates for short term demand deposit accounts, bank money market rates and Federal Reserve interest rates) and may be more or less than the rate Prudential earns on the funds in its general account.

Prudential's Alliance Account® is backed by the financial strength of The Prudential Insurance Company of America. It is not FDIC insured because it is not a bank account or a bank product. Prudential's Alliance Account® is not available for payments less than $5,000 in total benefits, payments to individuals residing outside the United States and its territories, nor for certain other payments. These payments that are not eligible for Prudential's Alliance Account® will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account. Prudential’s Alliance Account® is a registered trademark of The Prudential Insurance Company of America.

Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not select a guaranteed minimum payment period, then we will not make any additional payments upon your beneficiary’s death.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

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Lump Sum

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

If the beneficiary elects one of the settlement options listed above, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.
You should refer to the When Death Benefit Proceeds Are Paid section above for additional information about when Death Benefits are paid.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contract Holder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance.

Increases in Face Amount

•	Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

•	Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

•	Some Group Contracts may not allow increases at all.

•
When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

•	An increase in the Face Amount will result in higher monthly insurance charges because the net Amount at Risk will increase.

Decreases in Face Amount

•	Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.

•
Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

•	Some Group Contracts may require active Participants to maintain a minimum death benefit that is higher than what a terminated or retired Participant may maintain.

Generally, Prudential will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAXES section. You should consult your tax adviser before you change the Face Amount of your insurance.

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SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time while the insured is living. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in Good Order.

We will pay the proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 and 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAXES section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the LOANS section.

The Cash Surrender Value will change daily to reflect:

•Net Premiums;

•Withdrawals;

•Increases or decreases in the value of the Funds you selected;

•Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•Interest accrued on any loan;

•The daily asset charge for mortality and expense risks assessed against the Variable Investment Options; and

•Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which we receive your request form in Good Order. We will pay you the amount withdrawn as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each withdrawal. The charge can be up to the lesser of $20 and 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of withdrawals you can make in a year. A withdrawal will decrease the amount of the Death Benefit. If you have Death Benefit Option A, the Face Amount will be reduced by the amount of the withdrawal and the transaction charge. If the revised Face Amount is not a multiple of $1,000, it will be rounded to the next higher multiple of $1,000.

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You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•
We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the SURRENDER AND WITHDRAWALS - Withdrawals section and the TAXES section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the LAPSE AND REINSTATEMENT section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAXES section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is

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likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Group Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Group Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificates will no longer have any value. Currently the grace period is the later of 61 days after the Monthly Deduction Date, or 30 days after the date we mailed you the notice. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to elect to continue your insurance. The Insurance must not have been surrendered for its Cash Surrender Value.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•
A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges going forward for the premium mode you have elected. While not currently doing so, we reserve the right to require you to remit a premium payment sufficient to bring the Covered Person's Certificate Fund up to zero as of the date the person's Insurance went into default, plus an amount sufficient to pay the deductions from the Certificate Fund during the grace period following the date of default, plus an amount sufficient to make two months' deductions from the Certificate Fund. See the Charges and Expenses section;

We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion and - Incontestability sections. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement, but we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to ensure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

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•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy one of the two following tests: (1) Cash Value Accumulation Test; or (2) Guideline Premium Test. At issue of the Group Contract, the Group Contract owner chooses which of these two tests will apply to Certificates within the group plan. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable attained age factor. For Certificates under a Group Contract using the Cash Value Accumulation Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.” See the DEATH BENEFITS section.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Certificate in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. For Certificates under a Group Contract using the Guideline Premium Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.” See the DEATH BENEFITS section.

The Certificate may not qualify as life insurance under federal tax law after the Insured has attained-age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Certificate after the insured reaches age 100.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Certificate. Reinstatement of the Certificate after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax unless the Certificate is surrendered or lapses.

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance

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is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then lifetime withdrawals or loans you receive under the Certificate (before the death of the insured) are generally included in income to the extent that the Certificate Fund (before surrender charge) exceeds the premiums paid for the Certificate.  Please note that the premium paid amount is increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received (other than the amount of any loans excludible from income).  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment as Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. This situation may occur when some members of the group are charged a rate for coverage that is higher than rates provided in IRS regulations while others in the group are charged a rate for coverage that is lower than rates provided in IRS regulations. In such circumstance, the IRS may consider amounts to be includible in the gross income of one or more employees whose actual rates charged for coverage for the employee’s age group are less than the rates provided in the IRS regulations for determining imputed income for group term life insurance. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Income Tax Withholding

You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

Beginning on January 1, 2019, if you transfer your Certificate to a foreign person, we may be required to provide an information return regarding the transfer to you and the Internal Revenue Service (“IRS”).

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

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•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

•
Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section above. If your Certificate lapses or otherwise terminates prior to death of the Insured, the outstanding Certificate Debt will be considered an amount received for purposes of determining the taxable portion of the transaction.

You should consult your tax adviser for guidance on your specific situation.

Sales of Issued Life Insurance Policies to Third Parties

Beginning on January 1, 2019, if you sell your Certificate to a third party with whom the insured does not have a substantial family, financial or business relationship (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.

The purchaser of your Certificate in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Certificate as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax, and then all or part of the death benefit will be subject to income tax and will be reported by us to the reportable death payment recipient and the IRS when paid.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Group Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Subaccounts.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the Group Contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Group Contract. We reserve the right to change these tax practices.

DISTRIBUTION AND COMPENSATION

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address 655 Broad Street, Newark, NJ 07102-4410. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Group Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Group Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different group

37	GVUL

product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010. In addition, supplemental compensation may be payable to the broker/dealer. Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium. While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of Certificate Fund value net of loans, may also be payable each year. We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2019, December 31, 2018 and December 31, 2017 were $0, $0, and $0, respectively. Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units. In 2019, the following two firms (or their broker/dealers) received payment or accrued a payment amount with respect to group variable product business issued by Prudential: MMC Securities Corp. and Aon Consulting, Inc. During 2019, cash compensation received by firms ranged from $15,423.87 to $64,112.57.

LEGAL PROCEEDINGS

The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases, and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which regulators have determined to focus.

The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of The Prudential Insurance Company of America’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Prudential Investment Management Services, to perform its contract with the Separate Account, or The Prudential Insurance Company of America's ability to meet its obligations under the Certificates.

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FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the statutory financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The financial statements of the Account and the statutory financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the Depositor for further information at the address and telephone number inside the front cover of this prospectus. For service or questions on your Certificate, please contact our service office at the phone number on the back cover, or the address shown in the section titled Definitions of Special Terms Used in This Prospectus.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Participants that reside outside of the United States. In addition, we   may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Cyber Security Risks

We provide more information about cyber security risks associated with the Group Contract in the Statement of Additional Information.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Attained Age - Your age as defined by the Group Contract.

Business Day – Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

Cash Surrender Value - The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt any transaction charge and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Continued Coverage - Under some Group Contracts, You may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Continued Coverage. Cost of insurance rates and charges may increase under a Continued Coverage Certificate since the Covered Person under a Continued Coverage certificate may no longer be considered to be a member of the Group Contract Holder's group for purposes of determining those rates and charges.

Contract Anniversary - The same date each year as the Contract Date.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit - The amount payable upon the death of the Covered Person (after the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio." The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Group Contract Holder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contract Holder - The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contract Holder as described throughout this prospectus and in the trust participation agreement.

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Guideline Annual Premium - A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the Guideline Annual Premium under the Certificate.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. For example, if the Certificate's Death Benefit is $250,000 and the Certificate's Fund is $100,000, the Net Amount at Risk is $150,000.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. The Certificate's Cash Surrender Value is used for Paid-Up Coverage and no additional premium payment is required.

Participant - An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" or “Certificate Owner” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Prudential Service Office – The office at which we receive payment and transaction requests, including premium payments, loan repayments, payments to prevent your Certificate from lapsing, allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. The office is located in Dresher, Pennsylvania. Correspondence should be sent to the address to which you are directed by your Group Contract Holder or on the premium notice or applicable request form.  Your correspondence will be picked up at this address, processed and then transmitted to the Prudential Service Office.  Your payment or transaction request is not considered received by us until it is received at the Prudential Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the Prudential Service Office or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

Variable Investment Options - The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. The SAI contains additional information about the Prudential Variable Contract Account GI-2. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc. Both are Prudential Financial companies, and each is solely responsible for its contractual and financial obligations.

Investment Company Act of 1940: Registration No.: 811-07545

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Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates. In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

TABLE OF CONTENTS

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Advanced Series Trust:
AST Cohen & Steers Realty Portfolio	Appendix 1
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Appendix 2

American Century Variable Portfolio, Inc.:
American Century VP Balanced Fund	Appendix 3
American Century VP International Fund	Appendix 4
American Century VP Value Fund	Appendix 5

Deutsche DWS Variable Series II:
DWS High Income VIP	Appendix 6
DWS Small Mid Cap Value VIP	Appendix 7

Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund	Appendix 8
Templeton Developing Markets VIP Fund	Appendix 9
Templeton Foreign VIP Fund	Appendix 10
Templeton Global Bond VIP Fund	Appendix 11

Invesco:
Invesco V.I. Government Securities Fund	Appendix 12
Invesco V.I. International Growth Fund	Appendix 13
Invesco V.I. Managed Volatility Fund	Appendix 14
Invesco V.I. Small Cap Equity Fund	Appendix 15

Janus Aspen Series:
Janus Henderson Enterprise Portfolio	Appendix 16
Janus Henderson Global Research Portfolio	Appendix 17

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio	Appendix 18
JPMorgan Insurance Trust Small Cap Core Portfolio	Appendix 19
JPMorgan Insurance Trust U.S. Equity Portfolio	Appendix 20

1

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 21
Lazard Retirement International Equity Portfolio	Appendix 22
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 23

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 24
MFS® Total Return Bond Series	Appendix 25

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT International Equity Portfolio	Appendix 26
Neuberger Berman AMT Short Duration Bond Portfolio	Appendix 27
Neuberger Berman AMT Sustainable Equity Portfolio	Appendix 28

PIMCO Variable Insurance Trust:
PIMCO All Asset Portfolio	Appendix 29
PIMCO Long-Term U.S. Government Portfolio	Appendix 30
PIMCO Total Return Portfolio	Appendix 31

Prudential Series Fund:	Appendix 32
PSF Conservative Balanced Portfolio
PSF Diversified Bond Portfolio	Appendix 33
PSF Equity Portfolio	Appendix 34
PSF Flexible Managed Portfolio	Appendix 35
PSF Global Portfolio	Appendix 36
PSF Government Income Portfolio	Appendix 37
PSF Government Money Market Portfolio	Appendix 38
PSF High Yield Bond Portfolio	Appendix 39
PSF Jennison Portfolio	Appendix 40
PSF Jennison 20/20 Focus Portfolio	Appendix 41
PSF Natural Resources Portfolio	Appendix 42
PSF Small Capitalization Stock Portfolio	Appendix 43
PSF Stock Index Portfolio	Appendix 44
PSF Value Portfolio	Appendix 45

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 46
T. Rowe Price Moderate Allocation Portfolio	Appendix 47
T. Rowe Price New America Growth Portfolio	Appendix 48

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 49

2

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.30%	1.72%

The Funds
This Contract offers Funds managed by AST Investment Services, Inc. and/or Prudential Investments LLC, which are affiliated companies of Prudential Life Insurance Company of America (“Affiliated Funds”) and Funds managed by companies not affiliated with Prudential Life Insurance Company of America ("Unaffiliated Funds"). Prudential Life Insurance Company of America and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We consider those subadviser factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Please see "Service Fees Payable to Prudential" following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.
Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund. Prudential Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the Advanced Series Trust (AST).

The investment management agreements for The Prudential Series Fund and the Advanced Series Trust provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts

The chart below reflects the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

3

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
ADVANCED SERIES TRUST
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Neuberger Berman/LSV Mid- Cap Value Portfolio	Seeks capital growth.	LSV Asset Management; Neuberger Berman Investment Advisers LLC
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio - Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Diversified Bond Portfolio - Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio - Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio - Class I	Seeks long-term growth of capital.	Brown Advisory LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Investment Management, LLC
PSF Government Income Portfolio - Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio - Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio - Class I	Seeks high total return.	PGIM Fixed Income; PGIM Limited
PSF Jennison Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Jennison 20/20 Focus Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Natural Resources Portfolio - Class I	Seeks long term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio - Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio - Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio - Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Balanced Fund - Class I	Seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century Investment Management, Inc.
American Century VP International Fund - Class I	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value Fund - Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

4

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DEUTSCHE DWS VARIABLE SERIES II
DWS High Income VIP - Class A2	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
DWS Small Mid Cap Value VIP - Class A	Seeks long-term capital appreciation.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return.	Franklin Mutual Advisers, LLC
Templeton Developing Markets VIP Fund - Class 2	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, with capital appreciation as a secondary goal.	Franklin Advisers, Inc.
INVESCO
Invesco V.I. Government Securities Fund - Series I	Seeks total return.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Managed Volatility Fund - Series I	Seeks both capital appreciation and current income while managing portfolio volatility.	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
JANUS ASPEN SERIES
Janus Henderson Enterprise Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Global Research Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
J.P. MORGAN INSURANCE TRUST
JPMorgan Insurance Trust Core Bond Portfolio – Class 1	Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	J.P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	Seeks capital growth over the long term.	J.P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1	Seeks to provide a high total return from a portfolio of selected equity securities.	J.P. Morgan Investment Management, Inc.
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Emerging Markets Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company

5

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT International Equity Portfolio - Class S	Seeks long-term growth of capital by investing primarily in common stocks of foreign companies.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Short Duration Bond Portfolio - Class I	Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Sustainable Equity Portfolio - Class I	Seeks long-term growth of capital by investing primarily in the securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC
PIMCO VARIABLE INSURANCE TRUST
PIMCO All Asset Portfolio - Administrative Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC/ Research Affiliates, LLC
PIMCO Long-Term U.S. Government Portfolio - Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio - Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Moderate Allocation Portfolio	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Variable Investment Options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

6

(3)	changes in the investment management of any Fund; or

(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

7

Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive GVUL
This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Advanced Series Trust:
AST Cohen & Steers Realty Portfolio	Appendix 1

Deutsche DWS Variable Series II:
DWS Small Mid Cap Value VIP	Appendix 2

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 3

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 4

1	Exec. GVUL

MFS® Variable Insurance Trust:
MFS® Total Return Bond Series	Appendix 5

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 6
PSF Diversified Bond Portfolio	Appendix 7
PSF Equity Portfolio	Appendix 8
PSF Government Income Portfolio	Appendix 9
PSF Government Money Market Portfolio	Appendix 10
PSF High Yield Bond Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12
PSF Small Capitalization Stock Portfolio	Appendix 13
PSF Stock Index Portfolio	Appendix 14
PSF Value Portfolio	Appendix 15

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 16
T. Rowe Price New America Growth Portfolio	Appendix 17

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 18

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00

2	Exec. GVUL

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2019:
Maximum – $50.48
Minimum - $0.10

Representative guaranteed charge - $0.94[4]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $1.24[5]

Net Interest on Loans[6]	Annually	2%
*Additional Insurance Benefits[3]:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $.29[7] Minimum - $0.29[7]
Representative current charge - $0.29[9]
Child Dependents Term Life Insurance	Monthly	Maximum - $0.10[7] Minimum - $0.10[7]
Representative current charge - $0.10[8]
AD&D on employee’s life	Monthly	Maximum - $0.02[7] Minimum - $0.02[7] Representative current charge - $0.02[8]

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 54-year old insured. The representative guaranteed charge of the cost of insurance may vary by Executive GVUL contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 54-year old insured. The representative guaranteed charge of the cost of insurance may vary by Executive GVUL contract based on age, most common rating class of actual certificates, and demographics of the group.

6.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

3	Exec. GVUL

7.
These are the maximum and minimum rates currently charged on one of our existing Executive Group contracts. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

8.	The representative current charge for additional insurance benefits are sample rates currently charged on one of our existing Group contracts.

9.
The representative current charge for spouse term insurance is a sample rate currently charged on one of our existing Executive GVUL contracts for a 54-year old insured, who is the spouse of an active employee.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.43%

Additional Risks Associated with the Variable Investment Options

This Contract offers Variable Investment Options through the Advanced Series Trust (“AST”). These Variable Investment Options have the prefix AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio investment option (those AST bond portfolios are not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with

4	Exec. GVUL

Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund (PSF) and certain Funds of the Advanced Series Trust (AST). PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.

The investment management agreements for The Prudential Series Fund and the Advanced Series Trust provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
ADVANCED SERIES TRUST
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income; PGIM Limited

5	Exec. GVUL

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DEUTSCHE DWS VARIABLE SERIES II
DWS Small Mid Cap Value VIP – Class A	Seeks long-term capital appreciation.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund – Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Fund	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a

6	Exec. GVUL

Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 2%.

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. There is no charge for surrendering your certificate.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund. Current rates are set, and may vary, on a case by case basis.

For certificates currently available to the largest existing Group case, the highest current rate per thousand is $39.57, and applies to insureds at age 99. The lowest current rate per thousand is $0.04, and applies to insureds below age 20.

7	Exec. GVUL

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.11
55	$0.27
65	$0.83

Spouse Term Insurance: The current rate per thousand for spouse term insurance is currently $0.29 and applies to all insureds.

Child Term Insurance: The rate for child term insurance is currently $0.10 per thousand and applies to all insureds.

AD&D on the Employee’s Life: The rate per thousand currently offered for this coverage is $0.02. Generally, one rate is payable at all ages for a given group of insureds.

AD&D on the Spouse’s Life: The rate per thousand currently offered for this coverage is $0.03. Generally, one rate is payable at all ages for a given group of insureds.

AD&D Family Rate: The rate per thousand currently offered for this coverage is $0.04. Generally, one rate is payable at all ages for a given group of insureds.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.
Qualified dependents may also be eligible for coverage under some plans, as determined by the Employer or Group Contract Holder.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.
“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

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See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Coverage Information

Face Amount

The minimum Face Amount for active participants is $50,000. Terminated or retired Participants generally may reduce their Face Amount to not less than $10,000. The maximum face amount is determined by the Contract Holder and may vary by class. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on the later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 90% of the Face Amount or Net Amount at Risk, up to a maximum of $500,000 and up to 90% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Generally, Face Amounts will not decrease unless you request a decrease.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

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Loans

The minimum amount you may borrow at any one time is $100.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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PROSPECTUS
May 1, 2020
For certificates effective on or before 12/31/2008

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life for Members

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company, to the Eligible Group Members of the AICPA and/or a State Society of CPAs and/or other qualifying organizations. This prospectus does not take into account the investment objectives or financial situation of any client or prospective clients.  The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product.  Clients seeking information regarding their particular investment needs should contact a financial professional.

You may choose to invest your Certificate's premiums and its earnings in one or more of 18 Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). For a complete list of the Variable Investment Options, their investment objectives, and their investment advisers, see GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Funds .

You may also choose to invest your Certificate’s premiums and its earnings in the Fixed Account, which pays a guaranteed interest rate. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account .

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance and you should read them together. Current prospectuses for each of the funds accompany this prospectus. These prospectuses contain important information about the funds. Please read these prospectuses and keep them for reference.

__________________________________________________________________________________________________________
IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on our website (www.prudential.com/gulgvul), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by going to www.prudential.com/gulgvul. You may elect to receive all future reports in paper free of charge by calling 1-800-562-9874.

In compliance with US law, Prudential delivers this prospectus to Participants that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that the Group Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

BNY Mellon Variable Insurance Fund:
BNY Mellon Opportunistic Small Cap Portfolio	Appendix 1

Deutsche DWS Variable Series II:
DWS High Income VIP	Appendix 2

Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets VIP Fund	Appendix 3
Templeton Foreign VIP Fund	Appendix 4

Janus Aspen Series:
Janus Henderson Enterprise Portfolio	Appendix 5

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 6
Lazard Retirement International Equity Portfolio	Appendix 7

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 8

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Short Duration Bond Portfolio	Appendix 9

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 10
PSF Equity Portfolio	Appendix 11
PSF Flexible Managed Portfolio	Appendix 12
PSF Government Money Market Portfolio	Appendix 13
PSF Jennison Portfolio	Appendix 14

AICPA

PSF Small Capitalization Stock Portfolio	Appendix 15
PSF Stock Index Portfolio	Appendix 16

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 17
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 18

AICPA

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes fees and expenses that we deduct from each premium payment, and fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	The maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50
1. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for the Certificate are reflected as a deduction in computing Premium Refunds. Prudential reserves the right to deduct a charge directly from premiums.

The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance[2,3]:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.15
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0.58[4]
Net Interest on Loans[5]	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits[3]:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.00[6] Minimum - $6.00[6]
Representative current charge - $6.00[7]

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Periodic Charges Other Than the Funds’ Operating Expenses
Accidental Death & Dismemberment	Monthly	Maximum - $0.03[6] Minimum - $0.02[6]
Representative current charge - $.02[7]
Waiver Benefit	Monthly	Maximum - $0.07[6] Minimum - $0.002[6]
Representative current charge - $.02[7]
1.The daily charge is based on the effective annual rate shown.
2.The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age, gender, and rate class. The amounts shown in the table may not be representative of the charge that a Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting Aon Securities LLC.
3.The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk. The Child Term Insurance is expressed as a rate per unit. The unit is a $10,000 benefit.
4.The representative guaranteed charge for cost of insurance is a sample rate currently charged for a 50-year old Covered Person, who is a male AICPA member in the select rate class.
5.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.
6.This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.The representative current charge for additional insurance benefits are sample rates currently charged.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.43%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through Variable Investment Options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which Variable Investment Options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable

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Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities LLC in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. However, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the DEATH BENEFITS section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the Variable Investment Options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the Variable Investment Options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums. There is no guaranteed minimum balance for the Certificate Fund.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments and have those payments directed to the investment options you previously selected. See the PREMIUMS - Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges). This charge is currently 0.00%. The remainder is your Net Premium, which is then invested in the investment options. See the CHARGES AND EXPENSES section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - T he Prudential Variable Contract Account GI-2 , and the PREMIUMS - A llocation of Premiums sections.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but

3	AICPA

it will never be lower than an effective annual rate of 4%. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another. We do not limit the number of transfers between Variable Investment Options, but we may charge for more than 12 transfers and require written requests if more than 20 transfers are requested in a Certificate Year. See the PREMIUMS - Transfers/Restrictions on Transfers section.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available investment options available under the Group Contract at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy a greater interest in the investment option when the price is low and a lesser interest in the investment option when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the PREMIUMS - Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the SURRENDER AND WITHDRWALS section and the TAXES section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences. See the SURRENDER AND WITHDRWALS section and the TAXES section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the TAXES section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities LLC (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and

4	AICPA

plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the OTHER GENERAL CONTRACT PROVISIONS - “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the Variable Investment Options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the TAXES section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund is zero the Certificate may end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities LLC will notify you of the payment you need to make to prevent your insurance from terminating. Currently, Aon Securities LLC must receive your payment by the later of 91 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the LAPSE AND REINSTATEMENT section. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the TAXES section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

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Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Accessing your Certificate’s Cash Surrender Value through withdrawals may increase the chance that your Certificate will lapse. Withdrawal of the Cash Surrender Value may have tax consequences. See the TAXES section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the TAXES section.
Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Funds section and GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

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Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in a Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Variable Investment Options that you choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the Variable Investment Options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2
The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts. Each Variable Investment Option is a Subaccount of the Account. The Fixed Account is not a Subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The assets held in the Account in support of assets invested under the Group Contracts are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount. Thus, the assets in the Account are not chargeable with liabilities arising out of any other business Prudential conducts. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a Variable Investment Option.
You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.
Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.
Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

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The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Prospectus.  The Group Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under the Group Contract in Prudential's role as issuer of the Group Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

There are currently 18 Variable Investment Options offered under Group Variable Universal Life. When you choose a Variable Investment Option, we purchase shares of a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional Variable Investment Options in the future.

We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. If this occurs, Prudential will provide you with prior notice of the change including any options available to you. You will have the opportunity to transfer any amount to the Fixed Account or any other investment option available to you.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio. Your Certificate may include Funds that are not currently accepting additional investments. See the section above titled The Prudential Variable Contract Account GI-2 .

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Affiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I Style/Type: Hybrid	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Equity Portfolio – Class I Style/Type: Large Growth	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio - Class I Style/Type: Hybrid	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income.; PGIM Limited; QMA LLC
PSF Government Money Market Portfolio – Class I Style/Type: Money Market	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I Style/Type: Large Cap Growth	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I Style/Type: Small Cap Blend	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I Style/Type: Large Cap Blend	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
BNY MELLON VARIABLE INVESTMENT FUND
BNY Mellon Opportunistic Small Cap Portfolio (formerly Dreyfus Opportunistic Small Cap Portfolio) – Initial Shares[1] Style/Type: Small Cap Growth	Seeks capital growth.	BNY Mellon Corporation/Newton Investment Management Limited
DEUTSCHE DWS VARIABLE SERIES II
DWS High Income VIP – Class A Style/Type: Fixed Income – High Yield	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Developing Markets VIP Fund – Class 2 Style/Type: Diversified Emerging Markets	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund – Class 2 Style/Type: Foreign Large Cap Value	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Enterprise Portfolio - Institutional Style/Type: Blend	Seeks long-term growth of capital	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Service Shares Style/Type: Diversified Emerging Markets	Seeks long-term capital appreciation.	Lazard Asset Management LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
LAZARD RETIREMENT SERIES
Lazard Retirement International Equity Portfolio - Service Shares Style/Type: Foreign Large Blend	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class Style/Type: Large Blend	Seeks capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Short Duration Bond Portfolio – Class I Style/Type: Fixed Income	Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	Neuberger Berman Investment Advisers LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio Style/Type: Large-Cap Value	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio Style/Type: Mid-Cap Growth	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.

1 Effective June 7, 2013, you may no longer make additional allocations into the BNY Mellon Opportunistic Small Cap Portfolio.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Variable Investment Options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any Fund; or
(4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services

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they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Participants. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Certificate Owner voting instructions, we will advise Certificate Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute the shares of another a Fund for another Fund or another portfolio or of an entirely different Variable Investment Option. We would not do this without any necessary SEC and/or state approval. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment

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Company Act of 1940. Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan. See the LOANS section. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, expenses, taxes and interest, investment experience and/or persistency, which is the length of time Certificates like this one and other certificates stay in effect to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Group Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Group Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Group Contract. If, as we expect, the charges that we collect from the Group Contract exceed our total costs in connection with the Group Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds. The deduction reflects that, for federal taxes, all of the premium is treated as for an individual life insurance policy which have higher factors. The definition of what premium is treated as for a group life certificate is found in IRC section 848.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20. We will deduct the transaction charge from Certificate Fund.

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Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•the Covered Person's age;

•the Covered Person's rate class (such as classes for standard, select, and preferred);

•the Covered Person’s gender (except for residents of Montana);

•the life expectancy of the people covered under your Group Contract;

•the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section;

•the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•The number of Certificates in effect;

•The number of new Certificates issued;

•	The number of Certificates surrendered;

•The expected claims (Death Benefits, accelerated benefits and surrenders);

•The expected expenses; and

•The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the Table of Maximum Rates. See SUMMARY OF CHARGES AND EXPENSES section above. The Table of Maximum Rates are set out in the 1980 CSO Male Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $25.72, and applies to male Covered Persons age 99. The lowest current rate per thousand is $0.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.03	$0.03

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45	$0.11	$0.09
55	$0.46	$0.38
65	$1.47	$1.03

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge for Additional Insurance Benefits: The ADDITIONAL INSURANCE BENEFITS section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage. This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month. The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk. We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge for Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described in the Charge For Taxes Attributable to Premiums section above. Currently, we do not charge for these other taxes.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the Variable Investment Options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more than 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20. Currently, transfers that occur under the DCA feature are not counted when calculating the number of transfers in each Certificate Year.

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•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago. The charge is currently $2.50 for each quarterly report. In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Fund Charges

The Funds pay fees and expenses as described in their prospectuses.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Group Contract Holder

The Group Contract Holder is the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations under his or his Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

1.	designate and change the beneficiary;

2.	make premium payments;

3.	access certificate values through loans and withdrawals;

4.	surrender his or her coverage;

5.	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and

6.	decrease Face Amount.

A Participant may assign his or her coverage. Any rights, benefits or privileges that the Participant has may be assigned without restriction. The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. If an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, then that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If the Eligible Group Member satisfies all of the requirements to obtain coverage, including satisfactory evidence of insurability, we will approve the Eligible Group member for group variable universal life insurance. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order or other applicable legal requirement. If you have more

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than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

Any amount of insurance for which there is no Beneficiary at your death will be payable to your estate.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. However, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your Group Variable Universal Life Insurance begins depends on what day of the month you have completed all of the following requirements:

•	You are eligible for insurance as a Participant; and

•	You are in a Covered Class for that insurance; and

•	You have met any evidence requirement for the insurance; and

•	That Coverage is part of the Group Contract; and

•	You have enrolled on a form approved by Prudential.

If you satisfy all of the above requirements prior to the twentieth day of a month, your insurance will begin on the first day of the month which next follows the date on which you meet all of the requirements. If you satisfy all of the above requirements on or after the twentieth day of a month, your Participant Insurance will begin on the first day of the month which follows the next following month on which you met all requirements.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form and when you satisfy any evidence requirements. If we approve your completed enrollment form and you have satisfied any evidence requirements prior to the twentieth day of a month, your more favorable rate class will begin on the first day of the month after you meet all of the requirements. If we approve your completed enrollment form and you have satisfied any evidence requirements on or after the twentieth day of a month, your more favorable rate class will begin on the first day of the second month after you meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•
You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAXES section.

•
You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus

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any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See the DEATH BENEFITS - Changes In Face Amount section. Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the ADDITIONAL INSURANCE BENEFITS section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities LLC. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding. Prudential reserves the right to limit premiums and transactions during the free look period.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.
If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.
Prudential will honor the assignment only if:

•	You make the assignment in writing;

•	You sign it; and

•	Aon Securities LLC receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid. Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAXES section.

Premium Refunds

The Group Contract is eligible to receive Premium Refunds. We do not guarantee that we will pay Premium Refunds. We decide the amount and manner of calculating any Premium Refunds. This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract. If there is a Premium Refund, Prudential Insurance will pay it to your Group Contract Holder. The AICPA Insurance Trust will pass it on to the subscribers in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities LLC in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your

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beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Securities LLC will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Securities LLC will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is misstated and updated in our records, the monthly cost of insurance will be revised starting with the next month. Also, we will adjust the first monthly cost of insurance deduction after we update our records. This adjustment will reflect the sum of the differences each month since October of 2005 (or effective date, if later). Misstatements of age or sex are not restricted to the incontestability provision described above.

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options on Termination of Coverage section below. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities LLC receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options on Termination of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member. If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate. If you had Certificate Debt that is not carried forward as a loan on the new certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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•
If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced; or

•
Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced; or

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy issued by The Prudential Insurance Company of America (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due;

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends; and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate, The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the Covered Person’s date of birth. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Securities LLC receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities LLC on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

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When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after the request for payment is received in Good Order. These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order. There are certain circumstances when we may delay payment of proceeds:

•
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

•
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the appropriate location for that specific payment or transaction request as described in the paragraphs immediately below. There are two main exceptions: if the request is received (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.

For premium payments (other than loan repayments) sent by mail: Your premium payment will be picked up at the address to which you are directed to send such payment on your billing statement, processed and transmitted to Aon Securities LLC. Your premium payment is considered “received” on the Business Day it is received in Good Order at Aon Securities LLC.

For transaction requests sent by mail: Your transaction request will be picked up at the address to which you are directed to send such transaction request on the appropriate transaction request form and delivered to Aon Securities LLC. Your transaction request is considered “received” on the Business Day it is received in Good Order at Aon Securities LLC. If you do not have the proper form, you may request one from Aon Securities LLC at (800) 223-7473.

For loan repayments sent by mail: Your loan repayment will be picked up at the address to which you are directed to send loan repayments on the loan repayment form, processed and transmitted to our service office. Your transaction request is considered “received” on the Business Day it is received in Good Order at our service office.

For transactions submitted via web or fax: Your transaction is considered “received” on the Business Day it is received in Good Order by the website or the fax machine.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

Processing of Financial Transactions

Transactions received in Good Order before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in Good Order are placed in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

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ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

Child Term Insurance

You may choose a child term insurance benefit. This life insurance benefit covers your dependent child or children. The child must be unmarried, living at birth and less than 25 years old. You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option. Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk or Face Amount or Paid-up Coverage, plus a portion of the Covered Person's Certificate Fund. Generally, the minimum election is the lesser of 25% of the Face Amount or Paid-up Coverage and $50,000 and the maximum election is the lesser of 75% of the Face Amount or Net Amount at Risk or Paid-up Coverage and $1,000,000. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make may also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit. You may elect to decline an Accidental Death and Dismemberment Benefit. An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot.

This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments are not covered. We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations.

You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the LAPSE AND REINSTATEMENT section.

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PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the LAPSE AND REINSTATEMENT section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to AICPA Insurance Trust (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

PROCESSING AND VALUING TRANSACTIONS

Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

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•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we may retain any such gain as additional compensation for these correction services.

Allocation of Premiums
Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the CHARGES AND EXPENSES section. Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option.

Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which your payment is received in Good Order. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.

•
BEFORE THE CERTIFICATE DATE. Any premium payment that is received before the Certificate Date and any premium payment that is not in Good Order will be held (on your behalf) in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•
DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will allocate any Net Premiums that we receive during the first 30 days to the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days.

•
AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will credit any Net Premium~~s~~ to your Certificate Fund and allocate it to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Subsequent premium payments received without the appropriate information will be held in a suspense account. If the appropriate information is received, the money will be applied to the Participant's account.  If the appropriate information is not received, the money will be returned. This applies to funds and information received from the Group Contract Holder where there is not sufficient Participant data necessary to apply the money to a Participant’s account.

Changing the Allocation of Future Premium Payments

You may ask to change the way your future premium payments will be allocated among the investment options. Aon Securities LLC will give you a form to use for this purpose. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another). The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically. See the PROCEDURES - Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

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Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. We may charge an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the PREMIUMS - Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Your Group Contract may include Funds that are not currently accepting additional investments. See the section titled GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Securities LLC in Good Order on the form we require you to use for this purpose. Aon Securities LLC will give you a form to request a transfer.

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Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available Funds at monthly intervals, excluding any Funds that are not currently accepting additional investments. See the section titled GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio or have at least $1,000 in the Prudential Series Fund Government Money Market Portfolio.

Aon Securities LLC will give you a form to request DCA. If Aon Securities LLC receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month. If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Government Money Market Portfolio is not enough to complete the next transfer;

•	Aon Securities LLC receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy a greater interest in the investment option when its price is low and when the price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.

DEATH BENEFITS

When Death Benefit Proceeds Are Paid

Generally, we will pay any Death Benefit to the beneficiary you have named after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death. If we do not receive instructions on where to send the death benefit payment within 5 years (or less where required by state law) of the date of death, the funds will be escheated.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal. If the date of death is not a business day, the Subaccount portion of the Certificate Fund will be valued using the next Business Day.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

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Adjustment in The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries. The standard method of settling group life insurance benefits for the AICPA Insurance Trust is payment via a lump sum check.

The following settlement options are also available (please note availability of options is subject to change). If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Prudential's Alliance Account®

Another way of settling claims of $5,000 or more is via a retained asset account, whereby Prudential establishes an interest bearing Alliance Account® in the beneficiary’s name while the funds are held in Prudential’s general account. The full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of Prudential’s Alliance Account®. Beneficiaries are notified of claim approval resulting in settlement via Prudential's Alliance Account® and are mailed a welcome kit containing a personalized draft book with drafts that the beneficiary can use as he/she would use bank checks. Prudential's Alliance Account® kits also contain disclosures explaining the operation of the account. The beneficiary can access all funds immediately by writing a draft for the entire amount, may leave funds in the account as long as desired, and preserves the ability to transfer all or some funds to other settlement options as available. Statements are mailed at least quarterly, or as frequently as monthly based on activity in the account. Prudential's Alliance Account® has no monthly charges, per draft charges or draft reorder charges but may incur fees for special services such as stop payment requests, requests for draft copies, or requests for priority delivery of additional drafts; a complete list of applicable fees is available upon request.

Prudential's Alliance Account® begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors and may be more or less than the rate Prudential earns on the funds in the account. Changes in the minimum interest rate, if any, are communicated to Prudential's Alliance accountholders in advance via their quarterly statements or by calling customer support. Prudential's Alliance Account® include dedicated customer support and can obtain information 24-hours a day via an automated system. State law requires that if there is no account activity and we have not had contact with the accountholder after a number of years (which time period varies by state), the account may be considered dormant. If Prudential's Alliance Account® becomes dormant, the accountholder will be mailed a check for the remaining balance plus interest, at their last address shown on our records. If the accountholder does not timely cash that check, their funds will be transferred to the state as unclaimed property. If the funds are transferred to the state, the accountholder may claim those funds from the state but they may be charged a fee by the state. Once the funds are transferred to the state, we no longer have any liability with respect to the accountholder’s Prudential's Alliance Account®.

Prudential's Alliance Account® is backed by the financial strength of The Prudential Insurance Company of America. All funds are held within Prudential’s general account. It is not FDIC insured because it is not a bank product. Funds held in Prudential's Alliance Account® are guaranteed by State Guaranty Associations. Please contact the National Organization of Life and Health Insurance Guaranty Associations (www.nolhga.com) to learn more about coverage or limitations. State Guaranty Fund coverages are not determined by Prudential. For further information, the State Department of Insurance may also be contacted. Prudential may contract with third parties to provide check clearing, account servicing and processing support. Prudential's Alliance Account® is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, nor certain other payments. These payments will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.

Prudential’s Alliance Account® is a registered trademark of The Prudential Insurance Company of America. Questions about Prudential’s Alliance Account® can be directed to Alliance Customer Service toll free at 877-255-4262 or by writing to Prudential's Alliance Account® , PO BOX 535486, Pittsburgh, PA 15253.

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Payments for a Fixed Period

The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not select a guaranteed minimum payment period, then we will not make any additional payments upon your beneficiary’s death.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum Check

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. You should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response as of the date we received your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAXES section. You should consult your tax adviser before you change the Face Amount of your insurance.

Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase. These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

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When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease. These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

1.	Five times the value of the Certificate Fund, or

2.	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

1.	Five times the value of the Certificate Fund, or

2.	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $1,000 increment. Reductions at ages 75 and above do not affect preferred rate eligibility as long as the reduced Face Amount is at least $188,000. We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end.

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We will pay the proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAXES section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the Variable Investment Options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Securities LLC will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

We will pay you the amount withdrawn as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities LLC on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

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LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the last Business Day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•
We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Securities LLC.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the SURRENDERS AND WITHDRAWALS -Withdrawals section and the TAXES section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the LAPSE AND REINSTATEMENT section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAXES section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Securities LLC will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will no longer have any value. The grace period is currently 91 days. However, the grace period will be at least the later of 91 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAXES section.

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If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member. (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Securities LLC:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section;

We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability. See the OTHER GENERAL CONTRACT PROVISIONS - Incontestability section.

Currently, we do not charge for a reinstatement, but, we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

31	AICPA

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

The Certificate may not qualify as life insurance under federal tax law after the Insured has attained-age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Certificate after the insured reaches age 100.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Certificate. Reinstatement of the Certificate after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax unless the Certificate is surrendered or lapses.

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then lifetime withdrawals or loans you receive under the Certificate (before the death of the insured) are generally included in income to the extent that the Certificate Fund (before surrender charge) exceeds the premiums paid for the Certificate.  Please note that the premium paid amount is increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received (other than the amount of any loans excludible from income).  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Income Tax Withholding

You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number or payment is made outside the United States. You may

32	AICPA

be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

Beginning on January 1, 2019, if you transfer your Certificate to a foreign person, we may be required to provide an information return regarding the transfer to you and the Internal Revenue Service ("IRS").

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under the Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

You should consult your tax adviser for guidance on your specific situation.

Sales of Issued Life Insurance Policies to Third Parties
Beginning on January 1, 2019, if you sell your Certificate to a third party with whom the insured does not have a substantial family, financial or business relationship (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.

The purchaser of your Certificate in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Certificate as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax, and then all or part of the death benefit will be subject to income tax and will be reported by us to the reportable death payment recipient and the IRS when paid.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Certificate. We will periodically review the issue of charging for these taxes and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Subaccounts.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate

33	AICPA

dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which regulators have determined to focus.

The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of The Prudential Insurance Company of America’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account, the ability of Prudential Investment Management Services, to perform its contract with the Separate Account; or The Prudential Insurance Company of America's ability to meet its obligations under the Certificates.

FINANCIAL STATEMENTS

The audited financial statements of the Account should be distinguished from the statutory financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The audited financial statements of the Account and the statutory financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus. For service or questions on your Certificate, please contact Aon Securities LLC at the phone number on the back cover.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Participants that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Cyber Security Risks

We provide more information about cyber security risks associated with the Group Contract in the Statement of Additional Information.

34	AICPA

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each Variable Investment Option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Securities LLC – The company which offers and administers the plan.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

Cash Surrender Value - The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (after the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio." The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

35	AICPA

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. For example, if the Certificate's Death Benefit is $250,000 and the Certificate Fund is $100,000, the Net Amount at Risk is $150,000.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" or “Certificate Owner” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

Variable Investment Options - The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the fund that corresponds to that option. We hold these shares in the Account.

36	AICPA

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. The SAI contains additional information about the Prudential Variable Contract Account GI-2. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102 and is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, Newark, NJ 07102-4410, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation. Aon Insurance Services is the brand name for the brokerage and program administration operations of Affinity Insurance Services, Inc. (TX 13695) (AR 100106022); in CA & MN, AIS Affinity Insurance Agency, Inc. (CA 0795465); in OK, AIS Affinity Insurance Services Inc.; in CA, Aon Affinity Insurance Services, Inc. (CA 0G94493), Aon Direct Insurance Administrators, and Berkely Insurance Agency; and in NY, AIS Affinity Insurance Agency. Securities offered through Aon Securities LLC, Member FINRA/SIPC, 1100 Virginia Drive,
Suite 250, Fort Washington, PA 19034-3278, 1-800-223-7473. The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services. Aon Securities LLC and Aon Insurance Services are not affiliated with either Prudential or PIMS.

Investment Company Act of 1940: Registration No.: 811-07545

37	AICPA

PROSPECTUS
May 1, 2020
For certificates effective on or after 01/01/2009 and before 1/1/2020

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life for Members

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company, to the Eligible Group Members of the AICPA and/or a State Society of CPAs. This prospectus does not take into account the investment objectives or financial situation of any client or prospective clients.  The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product.  Clients seeking information regarding their particular investment needs should contact a financial professional .

You may choose to invest your Certificate's premiums and its earnings in one or more of 13 Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). For a complete list of the Variable Investment Options, their investment objectives, and their investment advisers, see GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Funds .

You may also choose to invest your Certificate's premiums and its earnings in the Fixed Account, which pays a guaranteed interest rate. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account .

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance and you should read them together. Current prospectuses for each of the funds accompany this prospectus. These prospectuses contain important information about the funds. Please read these prospectuses and keep them for reference.

__________________________________________________________________________________________________________
IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on our website (www.prudential.com/gulgvul), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by going to www.prudential.com/gulgvul. You may elect to receive all future reports in paper free of charge by calling 1-800-562-9874.

In compliance with US law, Prudential delivers this prospectus to Participants that currently reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

AB Variable Product Series Fund, Inc.:
AB VPS International Growth Portfolio	Appendix 1

Deutsche DWS Variable Series II:
DWS Small Mid Cap Value VIP	Appendix 2

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 3
Lazard Retirement International Equity Portfolio	Appendix 4

Prudential Series Fund:
PSF Government Money Market Portfolio	Appendix 5
PSF High Yield Bond Portfolio	Appendix 6
PSF Jennison 20/20 Focus Portfolio	Appendix 7
PSF Small Capitalization Stock Portfolio	Appendix 8
PSF Stock Index Portfolio	Appendix 9
PSF Value Portfolio	Appendix 10

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 11
T. Rowe Price Moderate Allocation Portfolio	Appendix 12
T. Rowe Price New America Growth Portfolio	Appendix 13

AICPA 2009

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes fees and expenses that we deduct from each premium payment, and fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	The maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 and 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50
1. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for this Certificate are reflected as a deduction in computing Premium Refunds. Prudential reserves the right to deduct a charge directly from premiums.

The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than the Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance[2,3]:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $29.19 Minimum - $0.04
Charge for a Representative Participant		Representative guaranteed charge - $0.54[4]
Net Interest on Loans[5]	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits[3]:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.00[6] Minimum - $6.00[6]
Representative current charge - $6.00[7]

1	AICPA 2009

Periodic Charges Other Than the Funds’ Operating Expenses
Accidental Death & Dismemberment	Monthly	Maximum - $0.03[6] Minimum - $0.02[6]
Representative current charge - $.02[7]
Waiver Benefit	Monthly	Maximum - $0.07[6] Minimum - $0.002[6]
Representative current charge - $.03[7]

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age, gender, and rate class. The amounts shown in the table may not be representative of the charge that a Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting Aon Securities LLC.

3.
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk. The Child Term Insurance is expressed as a rate per unit. The unit is a $10,000 benefit.

4.	The representative guaranteed charge for cost of insurance is a sample rate currently charged for a 55-year old Covered Person, who is a male AICPA member in the preferred rate class.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.	The representative current charge for additional insurance benefits are sample rates currently charged.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
These are expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.43%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through Variable Investment Options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which Variable Investment Options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable

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Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities LLC in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. However, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the DEATH BENEFITS section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the Variable Investment Options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the Variable Investment Options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums. There is no guaranteed minimum balance for the Certificate Fund.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments and have those payments directed to the investment options you previously selected. See the PREMIUMS - Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges). This charge is currently 0.00%. The remainder is your Net Premium, which is then invested in the investment options. See the CHARGES AND EXPENSES section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Prudential Variable Contract Account GI-2 , and the PREMIUMS - Allocation of Premiums sections.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than an effective annual rate of 4%. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

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Transfers among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between Variable Investment Options, but we may charge for more than 12 transfers and require written requests if more than 20 transfers are requested in a Certificate Year. See the PREMIUMS - Transfers/Restrictions on Transfers section.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available investment options available under the Group Contract at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy a greater interest in the investment option when the price is low and a lesser interest in the investment option when the price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the PREMIUMS - Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the SURRENDERS AND WITHDRAWALS section, and the TAXES section.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences. See SURRENDERS AND WITHDRAWALS section, and the TAXES section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the LOANS section and the TAXES section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities LLC (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the OTHER GENERAL CONTRACT PROVISIONS - “Free Look” Period section.

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SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the Variable Investment Options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund is zero, the Certificate may end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities LLC will notify you of the payment you need to make to prevent your insurance from terminating. Currently, Aon Securities LLC must receive your payment by the later of 91 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the LAPSE AND REINSTATEMENT section. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the TAXES section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn is at least $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges

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You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Accessing your Certificate’s Cash Surrender Value through withdrawals may increase the chance that your certificate will lapse. Withdrawal of the Cash Surrender Value may have tax consequences. See the TAXES section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the TAXES section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Funds section and GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES - The Fixed Account section.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in a Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Variable Investment Options that you choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk

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that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the Variable Investment Options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts. Each Variable Investment Option is a Subaccount of the Account. The Fixed Account is not a Subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The assets held in the Account in support of assets invested under the Group Contracts are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount. Thus, the assets in the Account are not chargeable with liabilities arising out of any other business Prudential conducts. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a Variable Investment Option.
You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.
Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.
Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets that are held in support of the client accounts may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Prospectus.  The Group Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the

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Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under the Group Contract in Prudential's role as issuer of the Group Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

There are currently 13 Variable Investment Options offered under Group Variable Universal Life. When you choose a Variable Investment Option, we purchase shares of a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional Variable Investment Options in the future.

We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. If this occurs, Prudential will provide you with prior notice of the change including any options available to you. You will have the opportunity to transfer any amount to the Fixed Account or any other investment option available to you.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Government Money Market Portfolio – Class I Style/Type: Money Market	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I Style/Type: Taxable - Fixed Income – High Yield	Seeks high total return.	PGIM Fixed Income; PGIM Limited
PSF Jennison 20/20 Focus Portfolio – Class I Style/Type: Large Cap Blend	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio– Class I Style/Type: Small Cap Blend	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I Style/Type: Large Cap Blend	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

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Affiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Value Portfolio – Class I Style/Type: Large Cap Value	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION STYLE/TYPE	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
AB VARIABLE PRODUCT SERIES FUND, INC.
AB VPS International Growth Portfolio – Class A1 Style/Type: International - Equity	Seeks long-term growth of capital.	AllianceBernstein L.P.
DEUTSCHE DWS VARIABLE SERIES II
DWS Small Mid Cap Value VIP – Class A Style/Type: Multi-Cap Value	Seeks long-term capital appreciation.	DWS Investment Management Americas, Inc.
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio - Service Shares Style/Type: Diversified Emerging Markets	Seeks long-term capital appreciation.	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio - Service Shares Style/Type: Foreign Large Blend	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio Style/Type: Mid-Cap Growth	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. Rowe Price Moderate Allocation Portfolio Style/Type:: Asset Allocation	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio Style/Type: Multi-Cap Growth	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Effective June 6, 2014, closed to all premium payments and transfers into this investment option.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Variable Investment Options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Fund; or

(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

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Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Participants. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Certificate Owner voting instructions, we will advise Certificate Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute the shares of a Fund for another fund or another portfolio or of an entirely different Variable Investment Option. We would not do this without any necessary SEC and/or state approval. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution.

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The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the Fixed Account under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Any inaccurate or misleading disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Account, plus any interest credited on amounts allocated to the Fixed Account, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan. See LOANS. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, expenses, taxes and interest, investment experience and/or persistency, which is the length of time Certificates like this one and other certificates stay in effect to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Group Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Group Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Group Contract. If, as we expect, the charges that we collect from the Group Contract exceed our total costs in connection with the Group Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Group Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Premium Refunds. The deduction reflects that, for federal taxes, all of the premium is treated as for an individual life insurance policy which have higher factors. The definition of what premium is treated as for a group life certificate is found in IRC section 848.

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We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Withdrawal Charge

Under the Group Contract, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 and 2% of the amount you withdraw. The maximum charge for withdrawals is $20. We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•the Covered Person's age;

•the Covered Person's rate class (such as classes for standard, select, and preferred);

•the Covered Person’s gender (except for residents of Montana);

•the life expectancy of the people covered under your Group Contract;

•the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section;

•the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•The number of Certificates in effect;

•The number of new Certificates issued;

•The number of Certificates surrendered;

•The expected claims (Death Benefits, accelerated benefits and surrenders);

•The expected expenses; and

•The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the Table of Maximum Rates. See SUMMARY OF CHARGES AND BENEFITS section above. The Table of Maximum Rates are set out in the 2001 CSO Table.

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Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $25.72, and applies to male Covered Persons age 99. The lowest current rate per thousand is $0.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	$0.03	$0.03
45	$0.11	$0.09
55	$0.46	$0.38
65	$1.47	$1.03

Monthly Deductions from the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge for Additional Insurance Benefits: The ADDITIONAL INSURANCE BENEFITS section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage. This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month. The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s Life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk. We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge for Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section above. Currently, we do not charge for these other taxes.

Daily Deductions from the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the Variable Investment Options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

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Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20. Currently, transfers that occur under the DCA feature are not counted when calculating the number of transfers in each Certificate Year

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago. The charge is currently $2.50 for each quarterly report. In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Fund Charges

The Funds pay fees and expenses as described in their prospectuses.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Group Contract Holder

The Group Contract Holder is the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations under his or her Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

1.	designate and change the beneficiary;

2.	make premium payments;

3.	access certificate values through loans and withdrawals;

4.	surrender his or her coverage;

5.	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Account; and

6.	decrease Face Amount.

A Participant may assign his or her coverage. Any rights, benefits or privileges that the Participant has may be assigned without restriction. The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. If an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, then that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If the Eligible Group Member satisfies all of the requirements to obtain coverage, including satisfactory evidence of insurability, we will approve the Eligible Group member for group variable universal life insurance. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

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However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary unless there has been an irrevocable beneficiary designation, a court order or other applicable legal requirement. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions. In the event that you do not have a valid beneficiary on file at your death, the claim will be payable to the first of the following: your (a) surviving spouse; (b) surviving child(ren) in equal shares; (c) surviving parents in equal shares; (d) surviving siblings in equal shares; (e) estate.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. However, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your Group Variable Universal Life Insurance begins depends on what day of the month you have completed all of the following requirements:

•	You are eligible for insurance as a Participant; and

•	You are in a Covered Class for that insurance; and

•	You have met any evidence requirement for the insurance; and

•	That Coverage is part of the Group Contract; and

•	You have enrolled on a form approved by Prudential.

If you satisfy all of the above requirements prior to the twentieth day of a month, your insurance will begin on the first day of the month which next follows the date on which you meet all of the requirements. If you satisfy all of the above requirements on or after the twentieth day of a month, your Participant Insurance will begin on the first day of the month which follows the next following month on which you met all requirements.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form and when you satisfy any evidence requirements. If we approve your completed enrollment form and you have satisfied any evidence requirements prior to the twentieth day of a month, your more favorable rate class will begin on the first day of the month after you meet all of the requirements. If we approve your completed enrollment form and you have satisfied any evidence requirements on or after the twentieth day of a month, your more favorable rate class will begin on the first day of the second month after you meet all of the requirements.

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Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•
    You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAXES section.

•
    You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See DEATH BENEFITS - Changes In Face Amount section. Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the ADDITIONAL INSURANCE BENEFITS section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities LLC. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding. Prudential reserves the right to limit premiums and transactions during the free look period.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;

•	You sign it; and

•	Aon Securities LLC receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid. Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAXES section.

Premium Refunds

The Group Contract is eligible to receive Premium Refunds. We do not guarantee that we will pay Premium Refunds. We decide the amount and manner of calculating any Premium Refunds. This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract. If there is a Premium Refund, Prudential Insurance will pay it to your Group Contract Holder. The AICPA Insurance Trust will pass it on to the subscribers in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities LLC in writing.

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Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Securities LLC will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Securities LLC will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is misstated and updated in our records, the monthly cost of insurance will be revised starting with the next month. Also, we will adjust the first monthly cost of insurance deduction after we update our records. This adjustment will reflect the sum of the differences each month since October of 2005 (or effective date, if later). Misstatements of age or sex are not restricted to the incontestability provision described above.

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options on Termination of Coverage section below. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA or any State Society of CPAs, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities LLC receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options on Termination of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member. If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces

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the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate. If you had Certificate Debt that is not carried forward as a loan on the new certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced; or

•
Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced; or

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy issued by The Prudential Insurance Company of America (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due;

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends; and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the Covered Person’s date of birth. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Securities LLC receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAXES section.
Payment of Cash Surrender Value
You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities LLC on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

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If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after the request for payment is received in Good Order. These proceeds will be paid to the U.S. checking or savings account you indicate on the form. If an invalid account or no account is provided, a check will be mailed to the address on the form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order. There are certain circumstances when we may delay payment of proceeds:

•
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

•
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request, but we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the appropriate location for that specific payment or transaction request as described in the paragraphs immediately below. There are two main exceptions: if the request is received (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.

For premium payments (other than loan repayments) sent by mail: Your premium payment will be picked up at the address to which you are directed to send such payment on your billing statement, processed and transmitted to Aon Securities LLC. Your premium payment is considered “received” on the Business Day it is received in Good Order at Aon Securities LLC.

For transaction requests sent by mail: Your transaction request will be picked up at the address to which you are directed to send such transaction request on the appropriate transaction request form and delivered to Aon Securities LLC. Your transaction request is considered “received” on the Business Day it is received in Good Order at Aon Securities LLC. If you do not have the proper form, you may request one from Aon Securities LLC at (800) 223-7473.

For loan repayments sent by mail: Your loan repayment will be picked up at the address to which you are directed to send loan repayments on the loan repayment form, processed and transmitted to our service office. Your transaction request is considered “received” on the Business Day it is received in Good Order at our service office.
.
For transactions submitted via web or fax: Your transaction is considered “received” on the Business Day it is received in Good Order by the website or the fax machine.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

Processing of Financial Transactions

Transactions received in Good Order before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day. Premium payments that are not in

19	AICPA 2009

Good Order are placed in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the account may be subject to claims of our general creditors.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

Child Term Insurance

You may choose a child term insurance benefit. This life insurance benefit covers your dependent child or children. The child must be unmarried, living at birth and less than 25 years old. You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option. Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk or Face Amount or Paid-up Coverage, plus a portion of the Covered Person's Certificate Fund. Generally, the minimum election is the lesser of 25% of the Face Amount or Paid-up Coverage and $50,000 and the maximum election is the lesser of 75% of the Face Amount or Net Amount at Risk or Paid-up Coverage and $1,000,000. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make may also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit. You may elect to decline an Accidental Death and Dismemberment Benefit. An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot.

This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments are not covered. We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations.

You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that continues to provide you with protection while you are totally disabled. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and after you have been totally disabled nine continuous months.

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We will extend your insurance coverage as long as you remain disabled for successive one-year periods, until age 75 if you were disabled before 10/1/2015. If you were disabled on or after 10/1/2015, we will extend your insurance coverage as long as you remain disabled for successive one-year periods, until age 80. At age 75 or 80 whichever is applicable, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the LAPSE AND REINSTATEMENT section.

You must provide satisfactory proof of continued total disability.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end. See the LAPSE AND REINSTATEMENT section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to AICPA Insurance Trust (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the TAXES section.

PROCESSING AND VALUING TRANSACTIONS

Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received

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on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we may retain any such gain as additional compensation for these correction services.

Allocation of Premiums

Prudential will allocate premium payments to your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the CHARGES AND EXPENSES section. Your Contract may include Funds that are not currently accepting additional investments. Prudential may determine to stop accepting additional investments in any Variable Investment Option.

Here's how Prudential will credit your Net Premiums: we generally will credit your Net Premium to your investment options at the end of the Business Day on which your payment is received in Good Order. Any premium payments received before the Certificate Date will be deposited as of the Certificate Date.

•
BEFORE THE CERTIFICATE DATE. Any premium payment that is received before the Certificate Date and any premium payment that is not in Good Order will be held (on your behalf) in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts. The monies held in the suspense account may be subject to claims of our general creditors. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•
DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will allocate any Net Premiums that we receive during the first 30 days to the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days.

•
AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will credit any Net Premium~~s~~ to your Certificate Fund and allocate it to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Subsequent premium payments received without the appropriate information will be held in a suspense account. If the appropriate information is received, the money will be applied to the Participant's account.  If the appropriate information is not received, the money will be returned. This applies to funds and information received from the Group Contract Holder where there is not sufficient Participant data necessary to apply the money to a Participant’s account.

Changing the Allocation of Future Premium Payments

You may ask to change the way your future premium payments will be allocated among the investment options. Aon Securities LLC will give you a form to use for this purpose. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

We do not currently charge for changing the allocation of your future premiums. We may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another). The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

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For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically. See the PROCEDURES - Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. We may charge an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Dollar Cost Averaging section below.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners and Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

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Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Securities LLC in Good Order on the form we require you to use for this purpose. Aon Securities LLC will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA. Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Government Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. To start the DCA feature, you have to make a premium payment of at least $1,000 to the Prudential Series Fund Government Money Market Portfolio or have at least $1,000 in the Prudential Series Fund Government Money Market Portfolio.

Aon Securities LLC will give you a form to request DCA. If Aon Securities LLC receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month. If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Government Money Market Portfolio is not enough to complete the next transfer;

•	Aon Securities LLC receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available investment option with each transfer, you buy more of the Investment Option when its price is low and a lesser interest in the investment option when the price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.

DEATH BENEFITS

When Death Benefit Proceeds Are Paid

Generally, we will pay any Death Benefit to the beneficiary you have named after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death. If we do not receive instructions on where to send the death benefit payment within 5 years (or less where required by state law) of the date of death, the funds will be escheated.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal. If the date of death is not a business day, the Subaccount portion of the Certificate Fund will be valued using the next Business Day.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept premiums. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

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Adjustment in the Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Prudential may make a range of settlement and payment options available to group life insurance beneficiaries. The standard method of settling group life insurance benefits for the AICPA Insurance Trust is payment via a lump sum check.

The following settlement options are also available (please note availability of options is subject to change). If the beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Please consult your tax advisor for advice.

Prudential's Alliance Account®

Another way of settling claims of $5,000 or more in total benefits is via a retained asset account, whereby Prudential establishes an interest bearing Alliance Account® in the beneficiary’s name while the funds are held in Prudential’s general account. The full amount of life insurance proceeds payable to the claimant is settled in a single distribution by the establishment of Prudential’s Alliance Account®. Beneficiaries are notified of claim approval resulting in settlement via Prudential's Alliance Account® and are mailed a welcome kit containing a personalized draft book with drafts that the beneficiary can use as he/she would use bank checks. Prudential's Alliance Account® kits also contain disclosures explaining the operation of the account. The beneficiary can access all funds immediately by writing a draft for the entire amount, may leave funds in the account as long as desired, and preserves the ability to transfer all or some funds to other settlement options as available. Statements are mailed at least quarterly, or as frequently as monthly based on activity in the account. Prudential's Alliance Account® has no monthly charges, per draft charges or draft reorder charges but may incur fees for special services such as stop payment requests, requests for draft copies, or requests for priority delivery of additional drafts; a complete list of applicable fees is available upon request.

Prudential's Alliance Account® begins earning interest immediately and continues earning interest until all funds are withdrawn or the account is closed based on any minimum balance requirement, in which event a close-out check is sent to the beneficiary. Interest is accrued daily, compounded daily, and credited monthly. The interest rate may change at any time, subject to a minimum rate applicable for successive 90 day periods, and is adjusted at Prudential’s discretion based on variable economic factors and may be more or less than the rate Prudential earns on the funds in the account. Changes in the minimum interest rate, if any, are communicated to Prudential's Alliance accountholders in advance via their quarterly statements or by calling customer support. Prudential Alliance Account® includes dedicated customer support and can obtain information 24-hours a day via an automated system. State law requires that if there is no account activity and we have not had contact with the accountholder after a number of years (which time period varies by state), the account may be considered dormant. If the Prudential Alliance Account® becomes dormant, the accountholder will be mailed a check for the remaining balance plus interest, at their last address shown on our records. If the accountholder does not timely cash that check, their funds will be transferred to the state as unclaimed property. If the funds are transferred to the state, the accountholder may claim those funds from the state but they may be charged a fee by the state. Once the funds are transferred to the state, we no longer have any liability with respect to the accountholder’s Prudential's Alliance Account® .

Prudential's Alliance Account® is backed by the financial strength of The Prudential Insurance Company of America. All funds are held within Prudential’s general account. It is not FDIC insured because it is not a bank product. Funds held in Prudential's Alliance Account are guaranteed by State Guaranty Associations. Please contact the National Organization of Life and Health Insurance Guaranty Associations (www.nolhga.com) to learn more about coverage or limitations. State Guaranty Fund coverages are not determined by Prudential. For further information, the State Department of Insurance may also be contacted. Prudential may contract with third parties to provide a check clearing, account servicing and processing support. Prudential's Alliance Account is not available for payments less than $5,000 in total benefits, payments to individuals residing outside the United States and its territories, nor certain other payments. These payments will be paid by check. Beneficiaries may wish to consult a tax advisor regarding interest earned on the account.

Prudential’s Alliance Account® is a registered trademark of The Prudential Insurance Company of America. Questions about Prudential’s Alliance Account® can be directed to Alliance Customer Service toll free at 877-255-4262 or by writing to Prudential's Alliance Account®, PO BOX 535486, Pittsburgh, PA 15253.

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Payments for a Fixed Period
The Death Benefit plus interest may be paid over a fixed number of years (1 to 25) either monthly, quarterly, semi-annually, or annually. The payment amount will be higher or lower depending on the period selected and the interest rate may change. Beneficiaries may withdraw the total present value of payments not yet made at any time.

Payments in Installments for Life

The Death Benefit may provide monthly payments in installments for as long as the beneficiary lives. Beneficiaries may choose a guaranteed minimum payment period (5, 10, or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates. If your beneficiary does not choose a payment period, no Death Benefits will be paid.

Payment of a Fixed Amount

The beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. The interest rate can change. Any interest credited will be used to extend the payment period.

Under each of the previously-mentioned alternative options, each payment must generally be at least $20.

Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly, or monthly. The minimum deposit is $1,000. This option allows your beneficiary to choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Lump Sum Check

Your beneficiary may choose to receive the full death benefit in a single lump sum check.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. You should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response as of the date we receive your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAXES section. You should consult your tax adviser before you change the Face Amount of your insurance.

Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase. These factors include:

•your current Face Amount;.

•your age;

•your AICPA membership;

•Your State Society of CPA; and

•the schedule of coverage available.

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When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease. These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

1.	Five times the value of the Certificate Fund, or

2.	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

1.	Five times the value of the Certificate Fund, or

2.	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $1,000 increment. Reductions at ages 75 and above do not affect preferred rate eligibility as long as the reduced Face Amount is at least $188,000. We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at any time be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time while the insured is living . If you do, all insurance coverage will end.

We will pay the proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

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A surrender may have tax consequences. See the TAXES section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the Variable Investment Options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Securities LLC will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

We will pay you the amount withdrawn as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities LLC on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

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LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the OTHER GENERAL CONTRACT PROVISIONS - When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the last business day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

•
We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Securities LLC.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the SURRENDERS AND WITHDRWALS - Withdrawals section and the TAXES section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the LAPSE AND REINSTATEMENT section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Securities LLC will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will no longer have any value. The grace period is currently 91 days. However, we guarantee that the grace period will be at least the later of 91 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAXES section.

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If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. At the time you request reinstatement, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member. (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Securities LLC:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section;

•
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability. See the OTHER GENERAL CONTRACT PROVISIONS - Incontestability section.

Currently, we do not charge for a reinstatement, but we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

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In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

The Certificate may not qualify as life insurance under federal tax law after the Insured has attained-age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Certificate after the insured reaches age 100.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Certificate. Reinstatement of the Certificate after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax unless the Certificate is surrendered or lapses .

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then lifetime withdrawals or loans you receive under the Certificate (before the death of the insured) are generally included in income to the extent that the Certificate Fund (before surrender charge) exceeds the premiums paid for the Certificate.  Please note that the premium paid amount is increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received (other than the amount of any loans excludible from income).  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

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Income Tax Withholding

You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

Beginning on January 1, 2019, if you transfer your Certificate to a foreign person, we may be required to provide an information return regarding the transfer to you and the Internal Revenue Service (“IRS”).

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status of Amounts Received Under the Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section above.

You should consult your tax adviser for guidance on your specific situation.

Sales of Issued Life Insurance Policies to Third Parties

Beginning on January 1, 2019, if you sell your Certificate to a third party with whom the insured does not have a substantial family, financial or business relationship (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.

The purchaser of your Certificate in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Certificate as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax, and then all or part of the death benefit will be subject to income tax and will be reported by us to the reportable death payment recipient and the IRS when paid.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Certificate. We will periodically review the issue of charging for these taxes and we may charge for these taxes in the future. We reserve

32	AICPA 2009

the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Subaccounts.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

The Prudential Insurance Company of America is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to The Prudential Insurance Company of America and proceedings generally applicable to business practices in the industry in which we operate. The Prudential Insurance Company of America may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Prudential Insurance Company of America may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, The Prudential Insurance Company of America, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which regulators have determined to focus.

The Prudential Insurance Company of America’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of The Prudential Insurance Company of America’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that The Prudential Insurance Company of America’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of The Prudential Insurance Company of America’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on The Prudential Insurance Company of America’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Prudential Investment Management Services, to perform its contract with the Separate Account, or The Prudential Insurance Company of America's ability to meet its obligations under the Certificates.

FINANCIAL STATEMENTS

The audited financial statements of the Account should be distinguished from the statutory financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The audited financial statements of the Account and the statutory financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact the depositor for further information at the address and telephone number inside the front cover of this prospectus. For service or questions on your Certificate, please contact Aon Securities LLC at the phone number on the back cover.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Participants that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Participants while outside of the United States.

Cyber Security Risks

We provide more information about cyber security risks associated with the Group Contract in the Statement of Additional Information.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each Variable Investment Option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Securities LLC – The company which offers and administers the plan.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day – Generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

Cash Surrender Value - The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (after the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Extended Death Benefit Protection During Total Disability - In your certificate this is referred to as Extension of Coverage and Waiver of Cost of Insurance Charges During Total Disability.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio." The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

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Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions such as withdrawals, loans, Premium Refunds (passed on to you as refunds) which are not reinvested or assignments from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund. For example, if the Certificate's Death Benefit is $250,000 and the Certificate Fund is $100,000, the Net Amount at Risk is $150,000.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" or “Certificate Owner” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Premium Refund - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

Variable Investment Options - The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the fund that corresponds to that option. We hold these shares in the Account.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. The SAI contains additional information about the Prudential Variable Contract Account GI-2. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life Insurance (contract series 89759) is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102 and is distributed by Prudential Investment Management Services LLC (PIMS), 655 Broad Street, Newark, NJ 07102-4410, each being a Prudential Financial company and each is solely responsible for its financial condition and contractual obligation. Aon Insurance Services is the brand name for the brokerage and program administration operations of Affinity Insurance Services, Inc. (TX 13695) (AR 100106022); in CA & MN, AIS Affinity Insurance Agency, Inc. (CA 0795465); in OK, AIS Affinity Insurance Services Inc.; in CA, Aon Affinity Insurance Services, Inc. (CA 0G94493), Aon Direct Insurance Administrators, and Berkely Insurance Agency; and in NY, AIS Affinity Insurance Agency. Securities offered through Aon Securities LLC, Member FINRA/SIPC, 1100 Virginia Drive,
Suite 250, Fort Washington, PA 19034-3278, 1-800-223-7473. The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services. Aon Securities LLC and Aon Insurance Services are not affiliated with either Prudential or PIMS.

Investment Company Act of 1940: Registration No.: 811-07545

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Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
CBS Corporation

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the CBS Corporation Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 1

Janus Aspen Series:
Janus Henderson Research Portfolio	Appendix 2

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 3

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 4
PSF Equity Portfolio	Appendix 5
PSF Flexible Managed Portfolio	Appendix 6
PSF Global Portfolio	Appendix 7
PSF Government Money Market Portfolio	Appendix 8

1	CBS

PSF Stock Index Portfolio	Appendix 9

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 10
T. Rowe Price New America Growth Portfolio	Appendix 11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2	CBS

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.18
Charge for a Representative Participant		Representative guaranteed charge – $0.34[4]
Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits[3]:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.12[6] Minimum - $0.12[6]
Representative current charge - $0.12[7]
* Spouse GVUL (Cost of Insurance)[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge – $0.34[4]

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age or smoker status. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 38-year old insured guaranteed under the contract.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.27%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

3	CBS

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND

PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income

4	CBS

Affiliated Funds
VARIABLE INVESTMENT OPTION	VARIABLE INVESTMENT OPTION	VARIABLE INVESTMENT OPTION
PRUDENTIAL SERIES FUND
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.
The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

5	CBS

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the CBS Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For CBS the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $0.00.

The highest current rate per thousand is $29.94, and applies to insureds at age 95, who are smokers and have elected to continue their coverage. The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$0.06
45	$0.15
55	$0.39
65	$0.67

6	CBS

Spouse Group Variable Universal Life Coverage

The highest current rate per thousand is $29.94, and applies to insureds ages 95, who are smokers and whose spouses have elected to continue their coverage. The lowest current rate per thousand is $0.04, and applies to insured non-smoking spouses of active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for spouses of active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$0.06
45	$0.15
55	$0.39
65	$0.67

Dependent Term Insurance

The rate for child term insurance is currently $0.12 per thousand.

When Monthly Charges are Deducted

Your premium payments are credited to your Certificate Fund. We calculate and deduct the monthly charge from your Certificate Fund. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

We generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day.

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents enrolled in the CBS Group Variable Universal Life Insurance plan as of December 31, 2010 who elected to continue their coverage and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after December 31, 2010.

Exclusions

There are no exclusions in the CBS Corporation Group Variable Universal Life Insurance plan.

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was the amount inforce on December 31, 2010 or the amount of coverage eligible for reinstatement unless you requested a decrease after that date. The minimum Face Amount is $10,000.
Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to a maximum of $250,000 and up to 50% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

7	CBS

Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After December 31, 2010, the Face Amount of insurance may not be increased.

Decreases in Face Amount

Generally, your coverage amount will not be decreased unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Please refer to the prospectus for information on these and other features of the CBS Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8	CBS

Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche DWS Variable Series II:
DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 3
Janus Henderson Research Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

Prudential Series Fund:

1	Exec. Group

PSF Diversified Bond Portfolio	Appendix 7
PSF Equity Portfolio	Appendix 8
PSF Flexible Managed Portfolio	Appendix 9
PSF Global Portfolio	Appendix 10
PSF Government Money Market Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 15
T. Rowe Price New America Growth Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

2	Exec. Group

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.18

Representative guaranteed charge - $1.05[4]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Maximum - $50.48
Minimum - $0.10

Representative guaranteed charge - $0.19[5]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $0.40[6]

Net Interest on Loans[7]	Annually	2%
*Additional Insurance Benefits[3]:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.08[8] Minimum - $0.08[8] Representative current charge - $0.08[8]
Spouse Dependents Term Life Insurance	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $2.19
Minimum - $0.06

Representative guaranteed charge - $0.40[9]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Maximum - $2.19
Minimum - $0.06

Representative guaranteed charge - $0.40[9]

Certificates effective on or after 01/01/2020:
Maximum - $2.19
Minimum - $0.03

Representative guaranteed charge - $0.40[9]

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $2,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.

3	Exec. Group

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age or smoker status. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 52-year old insured. The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.

5.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 34-year old insured. The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.

6.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 34-year old insured. The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.

7.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

8.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

9.
The representative current charge for additional insurance benefits are sample rates currently charged. The representative current charge for spouse term insurance is a sample rate currently charged for a 34-year old insured, who is the spouse of an active employee.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.27%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

4	Exec. Group

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio - Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DEUTSCHE DWS VARIABLE SERIES II
DWS High Income VIP – Class A	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC

5	Exec. Group

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.
The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under your Group Contract are as follows:

6	Exec. Group

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is $19.56, and applies to insureds at age 99. The lowest current rate per thousand is $0.05, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.12
55	$0.32
65	$0.90

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand. The highest current rate per thousand for spouse term insurance is currently $2.19 and applies to insureds age 70 and older. The lowest current rate per thousand is $0.06, and applies to insureds under age 24.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

7	Exec. Group

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Qualified dependents may also be eligible for coverage under some plans, as determined by the Employer or Group Contract Holder.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.
“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.
Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.
Coverage Information

Face Amount

The minimum Face Amount is $100,000. Terminated or retired Participants generally may reduce their Face Amount to not less than $10,000. The maximum face amount is determined by the Contract Holder and may vary by class. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.
Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to either 50% or 75% of the Face Amount or Net Amount at Risk, up to a maximum of $250,000 and up to either 50% or 75% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health. If you have continued your coverage, you are not eligible to increase your Face Amount.

8	Exec. Group

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at
(800) 562-9874 to answer any questions or to obtain transaction forms.

9	Exec. Group

Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Ingersoll Rand

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Ingersoll Rand Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITION OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche DWS Variable Series II:
DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Developing Markets VIP Fund	Appendix 2
Templeton Foreign VIP Fund	Appendix 3

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 4
Janus Henderson Research Portfolio	Appendix 5

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 6

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 7

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 8
PSF Equity Portfolio	Appendix 9

1	Ingersoll Rand

PSF Flexible Managed Portfolio	Appendix 10
PSF Global Portfolio	Appendix 11
PSF Government Money Market Portfolio	Appendix 12
PSF Jennison Portfolio	Appendix 13
PSF Stock Index Portfolio	Appendix 14
PSF Value Portfolio	Appendix 15

T. Rowe Price Equity Series, Inc
T. Rowe Price Equity Income Portfolio	Appendix 16
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 17
T. Rowe Price New America Growth Portfolio	Appendix 18

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 and 2% of the amount withdrawn. Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium

2	Ingersoll Rand

based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.18 Representative guaranteed charge - $0.64[4]
Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits[3]:
Spouse Dependents Term Life Insurance	Monthly	Maximum -$3.50[6] Minimum - $0.06[6]
Representative current charge - $2.52[7]
Child Dependents Term Life Insurance	Monthly	Maximum - $0.06[6] Minimum - $0.06[6]
Representative current charge - $0.06[8]
AD&D on employee’s life	Monthly	Maximum- $0.03[6] Minimum - $0.03[6]
Representative current charge – 0.03[8]
AD&D on employee and family’s life	Monthly	Maximum - $0.05[6] Minimum - $0.03[6]
Representative current charge - 0.03[8]
*The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.The daily charge is based on the effective annual rate shown.
2.The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.
3.These benefits may not be available to some groups.
4.The representative guaranteed charge for cost of insurance is a sample rate charged for a 46-year old insured guaranteed under the contract.
5.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.
6.These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.The representative current charge for spouse term insurance is a sample rate currently charged for a 46-year old insured, who is the spouse of an active employee in Ingersoll Rand.
8.The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

3	Ingersoll Rand

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.41%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

4	Ingersoll Rand

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income.; PGIM Limited; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DEUTSCHE DWS VARIABLE SERIES II
DWS High Income VIP – Class A	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Developing Markets VIP Fund – Class 2	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

5	Ingersoll Rand

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the Ingersoll Rand Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

6	Ingersoll Rand

Daily Charges for Mortality and Expense Risks

For Ingersoll Rand, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the Ingersoll Rand plan.

The highest current rate per thousand is $38.11 and applies to insureds at age 99, who have chosen to continue their coverage. The lowest current rate per thousand is $0.08, and applies to insured active employees under age 30.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.11
45	$0.26
55	$0.70
65	$2.05

Spouse Term Insurance: The highest current rate per thousand is $3.50, and applies to spouses at age 99. The lowest current rate per thousand currently offered for this benefit is $.06, and applies to spouses under age 30.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.11
45	$0.26
55	$0.70
65	$2.05

Child Term Insurance: The rate for child term insurance is currently $0.06 per thousand.

AD&D on the Employee’s Life: The rate per thousand currently offered for this coverage is $0.03. Generally, one rate is payable at all ages for a given group of insureds.

AD&D Family Rate: The rate per thousand currently offered for this coverage is $0.04. Generally, one rate is payable at all ages for a given group of insureds.

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents enrolled in the plan as of December 31, 2004 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after December 31, 2004.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion which would apply in the event of a reinstatement See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

7	Ingersoll Rand

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was the amount inforce on December 31, 2004 or the amount of coverage eligible for reinstatement unless you requested a decrease after that date. The minimum Face Amount is $10,000 See Changes in Face Amount.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to a maximum of $250,000 and up to 50% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Premiums

Payment of Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After January 1, 2005, the Face Amount of insurance may not be increased.

Decreases in Face Amount

Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Please refer to the prospectus for information on these and other features of the Ingersoll Rand Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at
(800) 562-9874 to answer any questions or to obtain transaction forms.

8	Ingersoll Rand

Supplement dated May 1, 2020
to Prospectus dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

American Century Variable Portfolio, Inc.:
American Century VP Balanced Fund	Appendix 1
American Century VP International Fund	Appendix 2
American Century VP Value Fund	Appendix 3

J.P. Morgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio	Appendix 4
JPMorgan Insurance Trust Small Cap Core Portfolio	Appendix 5
JPMorgan Insurance Trust U.S. Equity Portfolio	Appendix 6

Prudential Series Fund:
PSF Flexible Managed Portfolio	Appendix 7
PSF Global Portfolio	Appendix 8
PSF Government Money Market Portfolio	Appendix 9
PSF High Yield Bond Portfolio	Appendix 10
PSF Jennison Portfolio	Appendix 11

1	JP Morgan

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5%. Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $2.00

2	JP Morgan

*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.18
Charge for a Representative Participant		Representative guaranteed charge - $0.37[3]
Net Interest on Loans[4]	Annually	1%
* The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age or smoker status. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 39-year old insured guaranteed under the contract.

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.35%	1.37%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

3	JP Morgan

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks a high total return.	PGIM Fixed Income; PGIM Limited
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Balanced Fund – Class I	Seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century Investment Management, Inc.
American Century VP International Fund – Class I	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value Fund – Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
J.P. MORGAN INSURANCE TRUST
JPMorgan Insurance Trust Core Bond Portfolio – Class 1	Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	J.P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1	Seeks capital growth over the long term.	J.P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1	Seeks to provide a high total return from a portfolio of selected equity securities.	J.P. Morgan Investment Management, Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

4	JP Morgan

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum administrative services payments we receive with respect to a Fund is equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

5	JP Morgan

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $37.82, and applies to insureds at age 99, who are smokers. The lowest current rate per thousand is $0.06, and applies to insureds under age 30, who are nonsmokers.

The following table provides sample per thousand cost of insurance rates for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.08
45	$0.19
55	$0.47
65	$1.30

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents enrolled in the plan as of December 31, 2001 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after December 31, 2001.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was inforce on December 31, 2001, or the amount eligible for reinstatement, unless you requested a decrease after that date.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to maximum $50,000 and up to 50% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

6	JP Morgan

Premiums

Payment of Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After January 1, 2002, the Face Amount may not be increased.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

7	JP Morgan

Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts and Certificates. This is specific to groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

American Century Variable Portfolio, Inc.:
American Century VP Value Fund	Appendix 1

Janus Aspen Series:
Janus Henderson Global Research Portfolio	Appendix 2

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 3
MFS® Total Return Bond Series	Appendix 4

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Sustainable Equity Portfolio	Appendix 5

1	KPMG

Prudential Series Fund:
PSF Equity Portfolio	Appendix 6
PSF Global Portfolio	Appendix 7
PSF Government Money Market Portfolio	Appendix 8
PSF High Yield Bond Portfolio	Appendix 9
PSF Jennison Portfolio	Appendix 10
PSF Small Capitalization Stock Portfolio	Appendix 11
PSF Stock Index Portfolio	Appendix 12

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 13
T. Rowe Price New America Growth Portfolio	Appendix 14

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current – $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00

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1.For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $108.33 Minimum - $0.16
Charge for a Representative Participant		Representative guaranteed charge - $0.91[3]
Net Interest on Loans[4]	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	The representative guaranteed charge for the cost of insurance is a sample rate charged for a 52-year old insured guaranteed under the contract.

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	0.98%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more

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subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Global – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks a high total return.	PGIM Fixed Income; PGIM Limited
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Value Fund – Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
JANUS ASPEN SERIES
Janus Henderson Global Research Portfolio – Institutional	Seeks long-term growth of capital.	Janus Capital Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Sustainable Equity Portfolio – Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum administrative services payments we receive with respect to a Fund is equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

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Charges and Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 2.71%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and expenses. They are described earlier in this supplement.

Monthly COI Charge

Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The guaranteed maximum rates may be up to 130% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

The highest current rate per thousand is $15.92 and applies to certain insureds at age 99, who have terminated employment. The lowest current rate per thousand is $0.21, and applies to insureds under age 50, who are terminated.

The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
65	$0.86

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents who were enrolled in the plan who retired or terminated and elected to continue coverage as of November 05, 2003 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after the date they elected to continue their coverage.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion which would apply in the event of a reinstatement. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

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Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was inforce as of your retirement or termination, or the amount eligible for reinstatement, unless you requested a decrease after that date.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to a maximum of $250,000 and up to 50% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 6 months or less due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Changes in Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave the Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. Your rates for Continuation coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Continuation coverage.

Termination of the Group Contracts

Either KPMG or Prudential may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the OTHER GENERAL CONTRACT PROVISIONS - Options Upon Termination section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

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Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Changes in Face Amount

Increases in Face Amount

After 11/5/2003, the Face Amount of insurance may not be increased.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from Prudential, which you can do at any time.

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Mayo Clinic

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.
Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 1
Janus Henderson Research Portfolio	Appendix 2

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 3

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 4
PSF Global Portfolio	Appendix 5
PSF Government Income Portfolio	Appendix 6
PSF Government Money Market Portfolio	Appendix 7
PSF High Yield Bond Portfolio	Appendix 8
PSF Natural Resources Portfolio	Appendix 9
PSF Small Capitalization Stock Portfolio	Appendix 10
PSF Stock Index Portfolio	Appendix 11
PSF Value Portfolio	Appendix 12

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T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 13

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 14

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2019:
Maximum – $50.48
Minimum - $0.10

Representative guaranteed charge - $0.19[3]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $0.40[4]

Net Interest on Loans[5]	Annually	2%
*    The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 34-year old insured guaranteed under the contract.

4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 34-year old insured guaranteed under the contract.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.43%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential

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for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income
PSF Natural Resources Portfolio – Class I	Seeks long term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Class I	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

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Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:
• The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

• The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

If payment is not received within 25 days of the payroll deduction date, we will deduct the charges from your Certificate Fund. The payroll deduction date is the first and fifteenth day of the month.

The highest current rate per thousand is $10.91, and applies to insureds at age 99. The lowest current rate per thousand is $0.01, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.02
45	$0.04
55	$0.10
65	$0.33

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

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Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on the later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first or fifteenth of the month after satisfying all requirements.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Maximum Age

There are no maximum issue age limitations for this case.

Exclusions

There are no suicide exclusions.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of three times his or her annual earnings or salary or as listed in the contract to a maximum of $5,250,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 75% of the Face Amount or Net Amount at Risk up to a maximum of $50,000 and up to 75% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Changes in Personal Status

Continuing Coverage If You Become Disabled

If you become disabled and are unable to work, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you are no longer disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates and coverage amount will depend upon your age, date of hire, and years of service. You can choose to pay premiums via an electronic funds transfer or be billed directly. If we bill you directly for premium payments, there will be a charge of $3 per bill for administration expenses.

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Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an active Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the age of the Covered Person. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic. As a result, the entire PREMIUMS - How You Will Pay Premiums section of the prospectus does not apply to your Contract. You may, however, choose to pay additional premiums on your own at any time. Please see the PREMIUMS - Additional Premium Payments section of the prospectus for additional details and limitations.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test. Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS -Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us.

Decrease in Face Amount

If your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Mayo calculates your Face Amount. Prudential does not verify these calculations.

Face amounts may decrease if you wish to continue coverage after retirement. Decreases in coverage amounts will depend upon your age, date of hire, or years of service.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract For
Mayo Clinic Retirees on or after 01/01/2010

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates. This is specific to the plan provided under Control Number 51001 – former employees enrolled in the Group Variable Universal Life Insurance plan provided under Control Number 46820, who were hired on or before 11/01/2003 and retired on or after 01/01/2010, and who were still enrolled at the time of retirement. If you continue coverage under 46820, you should keep the prospectus supplement for both certificates.
Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 1
Janus Henderson Research Portfolio	Appendix 2

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 3

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 4
PSF Global Portfolio	Appendix 5
PSF Government Income Portfolio	Appendix 6
PSF Government Money Market Portfolio	Appendix 7
PSF High Yield Bond Portfolio	Appendix 8

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PSF Natural Resources Portfolio	Appendix 9
PSF Small Capitalization Stock Portfolio	Appendix 10
PSF Stock Index Portfolio	Appendix 11
PSF Value Portfolio	Appendix 12

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 13

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 14

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1. For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2019:
Maximum – $50.48
Minimum - $0.10

Representative guaranteed charge - $2.76[3]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $3.57[4]

Net Interest on Loans[5]	Annually	2%
*The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.The representative guaranteed charge for cost of insurance is a sample rate charged for a 65-year old insured guaranteed under the contract.
4.The representative guaranteed charge for cost of insurance is a sample rate charged for a 65-year old insured guaranteed under the contract.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.43%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds

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and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income; PGIM Limited
PSF Natural Resources Portfolio – Class I	Seeks long term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Class I	Seeks long-term capital appreciation.	Lazard Asset Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

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Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

• The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

• The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.
We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

If payment is not received within 25 days of the payroll deduction date, we will deduct the charges from your Certificate Fund. The payroll deduction date is the first and fifteenth day of the month.

The highest current rate per thousand is $10.91, and applies to insureds at age 99. The lowest current rate per thousand is $0.01, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.02
45	$0.04
55	$0.10
65	$0.33

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

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Eligibility and Enrollment

Eligibility

Eligible Group Members are classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on the later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Maximum Age

There are no maximum issue age limitations for this case.

Exclusions

There are no suicide exclusions.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of one time his or her annual earnings or salary as of 11/01/2003 or as listed in the contract to a maximum of $5,250,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 75% of the Face Amount or Net Amount at Risk up to a maximum of $50,000 and up to 75% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on the Cash Surrender Value and on the age of the Covered Person. The amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If

7	Mayo Retiree

you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAXES section.

Payment of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the TAXES section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic. As a result, the entire PREMIUMS - How You Will Pay Premiums section of the prospectus does not apply to your Contract. You may, however, choose to pay additional premiums on your own at any time. Please see the PREMIUMS - Additional Premium Payments section of the prospectus for additional details and limitations.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

Increases in face amount are not allowed.

Decrease in Face Amount

Decreases in coverage amounts will depend upon your age or years of service as of November 1, 2003.

Mayo calculates the decreased face amount. Prudential does not verify these calculations.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8	Mayo Retiree

Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
The New Jersey Judicial Retirement System (JRS)
This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the State of New Jersey--State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche DWS Variable Series II:
DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 3
Janus Henderson Research Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

1	NJ JRS

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 7
PSF Equity Portfolio	Appendix 8
PSF Flexible Managed Portfolio	Appendix 9
PSF Global Portfolio	Appendix 10
PSF Government Money Market Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 15
T. Rowe Price New America Growth Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.
Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current charge - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00

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Transaction Fees
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Bi-weekly	Maximum - $2.77 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.18

Representative guaranteed charge - $0.70[4]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Maximum - $50.48
Minimum - $0.10

Representative guaranteed charge - $0.59[5]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $0.90[6]

Net Interest on Loans[7]	Annually	2%
*Additional Insurance Benefits[3]
Spouse and Child Dependents Term Life Insurance	Monthly	Maximum - $2.00[8] Minimum - $2.00[8]
Representative current charge - $2.00[9]

*
The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 47-year old insured guaranteed under the contract.

5.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49-year old insured guaranteed under the contract.

6.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49-year old insured guaranteed under the contract.

7.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

8.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

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9.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.27%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

4	NJ JRS

The chart below reflects the Variable Investment Options in which the Account invests their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DEUTSCHE DWS VARIABLE SERIES II
DWS High Income VIP – Class A	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

5	NJ JRS

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the JRS Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

6	NJ JRS

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Bi-Weekly Charges

Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $0.00 for administrative expenses from your Certificate Fund. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $30.28, and applies to insureds at age 99, who have chosen to continue their coverage. The lowest current rate per thousand is $0.06, and applies to insured active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.10
45	$0.16
55	$0.46
65	$1.35

Spouse and child term insurance: The rate for spouse and child term insurance is currently $2.00 per unit. Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

When Monthly Charges Are Deducted

For participants who are not direct billed, if payment is not received within 25 days of the beginning of the payroll cycle we will deduct the charges from your Certificate Fund. The payroll cycle is bi-weekly.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility:

•
Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere and Dependent Term Life Insurance coverage for their eligible dependent children..

We refer to each Eligible Group Member who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

•
Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only. We will return the premiums that were paid as a spouse.

See the PERSONS HAVING RIGHTS UNDER THE CONTRACT - Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the Judge.

7	NJ JRS

•
In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

•
When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period. You may enroll at any time. If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage. If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage. Complete the application and mail it directly to Prudential. Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary. (The Face Amount is rounded up to the next higher multiple of $1,000). The minimum Face Amount is $10,000 and the maximum Face Amount is $3,000,000. See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Evidence of Good Health

Evidence of good health is not required when:

•A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•	A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

8	NJ JRS

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•	A Judge retires and opts to continue coverage at retirement.

•	A Judge terminates service and opts to continue coverage.

•	A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

•
A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge). Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•	A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•	A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.

Additional Insurance Benefits

Accelerated Benefit Option

While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You can generally elect to receive up to 50% of the Face Amount or Net Amount at Risk up to a maximum of $250,000 and up to 50% of your Certificate Fund, when you have been diagnosed with a life expectancy of 6 months or less due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Dependent Term Life Insurance

You may buy $5,000 of term life insurance for your eligible spouse. You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Retiree rates are identical to those of active Judges. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position as a Judge for Reasons Other Than Retirement

You may elect to continue your coverage if you leave the JRS for any reason. We call this “Continuation Coverage.” Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential for a continued coverage rate schedule.

9	NJ JRS

Termination Of The Group Contract

Either the JRS or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage or elect to receive the Cash Surrender Value of your Certificate.

See the OTHER GENERAL CONTRACT PROVISIONS - Options Upon Termination section of the prospectus.

Premiums

Payment of Premiums

For active Judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly. Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose to continue their coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

Decreases in Face Amount

Generally, your face amount will not decrease unless you request a decrease from Prudential. However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Effect of Purchasing This Contributory Insurance on Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey. The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79). The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance. The premiums for the Judges' Group Variable Universal

10	NJ JRS

Life coverage are age based and insurance coverage is available for spouses and children. The cost of the program is borne totally by participating JRS members.

See the TAXES section of the prospectus.

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract. Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

11	NJ JRS

Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Sears Holdings Corporation

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 1

Janus Aspen Series:
Janus Henderson Global Research Portfolio	Appendix 2

PIMCO Variable Insurance Trust:
PIMCO Total Return Portfolio	Appendix 3

Prudential Series Fund:
PSF Government Money Market Portfolio	Appendix 4
PSF High Yield Bond Portfolio	Appendix 5
PSF Jennison Portfolio	Appendix 6
PSF Small Capitalization Stock Portfolio	Appendix 7
PSF Stock Index Portfolio	Appendix 8

1	Sears

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 9
T. Rowe Price Moderate Allocation Portfolio	Appendix 10
T. Rowe Price New America Growth Portfolio	Appendix 11

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, make a withdrawal, or request additional statements.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20.00 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $6.00 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20.00 per transfer after the twelfth Current - $20.00 per transfer after the twelfth
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20.00 per statement Current - $0.00

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2	Sears

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $0.10 Representative guaranteed charge - $0.63[4]
Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits[3]:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.16[6] Minimum - $0.16[6]
Representative current charge - $0.16[7]
Spouse GVUL (Cost of Insurance)	Monthly	Maximum - $50.48[6] Minimum - $0.10[6]
Representative current charge - $0.63[8]
AD&D on employee’s life	Monthly	Maximum - $0.06[6] Minimum - $0.06[6] Representative current charge - $0.06[7]

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age and smoker status. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 50-year old insured under the contract.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

6.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

7.	The representative current charge for additional insurance benefits are sample rates currently charged.

8.	The representative current charge for spouse GVUL insurance is a sample rate currently charged for a 50-year old insured, who is the spouse of an active employee of Sears Holdings Corporation.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.12%

3	Sears

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income; PGIM Limited
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC

4	Sears

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
JANUS ASPEN SERIES
Janus Henderson Global Research Portfolio – Institutional	Seeks long-term growth of capital.	Janus Capital Management LLC
PIMCO VARIABLE INSURANCE TRUST
PIMCO Total Return Portfolio – Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Moderate Allocation Portfolio	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

5	Sears

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%.

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $29.68, and applies to insureds at age 94. The lowest current rate per thousand is $0.04, and applies to insureds age 15 and under.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.08
45	$0.13
55	$0.34
65	$0.92

6	Sears

Spouse Group Variable Universal Life Coverage

The highest current rate per thousand is $37.62, and applies to spouses at age 94. The lowest current rate per thousand currently offered for this benefit is $0.07, and applies to spouses under age 25.

The following table provides sample per thousand Spouse insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$0.12
45	$0.19
55	$0.50
65	$1.27

Child term insurance: The rate for child term insurance is currently $0.16 per thousand.

AD&D on the Employee’s Life: The rate per thousand currently offered for this coverage is $0.06. Generally, one rate is payable at all ages for a given group of insureds.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. There is no charge for surrendering your certificate.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant and his or her dependents enrolled in the plan as of December 31, 2015 and any former Participant and his or her dependents eligible and approved for reinstatement of their coverage on or after December 31, 2015.
We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.
Maximum Age
Your coverage will mature when you attain age 95.
Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion which would apply in the event of a reinstatement. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was the amount inforce on December 31, 2015 or the amount eligible for reinstatement unless you requested a decrease after that date. The minimum Face Amount is $10,000. See Changes in Face Amount.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 75% of the Face Amount or Net Amount at Risk and up to 75% of the Participant’s Certificate Fund when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

7	Sears

Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.
Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Unisex Table (80% Male – 20% Female), and interest rates as described in The Internal Revenue Code, Section 7702.

Changes in Face Amount

Increases in Face Amount

After December 31, 2015, the Face Amount of insurance may not be increased.

Decrease in Face Amount

Generally, Face Amounts will not decrease unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Loans

The minimum amount you may borrow at any one time is $100.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8	Sears

Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Sinclair Services

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Sinclair Services Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche DWS Variable Series II:
DWS Small Mid Cap Value VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 3

MFS® Variable Insurance Trust:
MFS® Total Return Bond Series	Appendix 4

1	Sinclair

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 5
PSF Diversified Bond Portfolio	Appendix 6
PSF Equity Portfolio	Appendix 7
PSF Government Income Portfolio	Appendix 8
PSF Government Money Market Portfolio	Appendix 9
PSF High Yield Bond Portfolio	Appendix 10
PSF Jennison Portfolio	Appendix 11
PSF Small Capitalization Stock Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 15
T. Rowe Price New America Growth Portfolio	Appendix 16

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 17
Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
1. .For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based

2	Sinclair

administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $3.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2019:
Maximum – $50.48
Minimum - $0.10

Representative guaranteed charge - $0.76[3]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $1.07[4]

Net Interest on Loans[5]	Annually	2%

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics such as age. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 52-year old insured under the contract.

4.	The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 52-year old insured under the contract.

5.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.43%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC,

3	Sinclair

both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income; PGIM Limited
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC

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Affiliated Funds
VARIABLE INVESTMENT OPTION	VARIABLE INVESTMENT OPTION	VARIABLE INVESTMENT OPTION
PRUDENTIAL SERIES FUND
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DEUTSCHE DWS VARIABLE SERIES II
DWS Small Mid Cap Value VIP – Class A	Seeks long-term capital appreciation.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund – Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Fund	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s

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participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 3%.

Charges

The current charges under your Sinclair Services Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $50.67 and applies to insureds at age 99. The lowest current rate per thousand is $0.05, and applies to insureds at age 20.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.05
45	$0.15

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55	$0.37
65	$1.01

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. There is no charge for surrendering your certificate.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.

Coverage Information

Face Amount

The minimum Face Amount is $50,000. Terminated or retired participants generally may reduce their Face Amount to not less than $10,000. The maximum Face Amount is the lesser of 700% of your annual earnings or $2,000,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

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Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.
Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on the later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 90% of the Face Amount or Net Amount at Risk up to a maximum of $500,000 and up to 90% of the Participant’s Certificate Fund when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Prudential reserves the right to limit the amount of additional premiums.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease.

Loans

The minimum amount you may borrow at any one time is $100.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable

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Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Willis Towers Watson

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential”, “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Willis Towers Watson Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche DWS Variable Series II:
DWS High Income VIP	Appendix 1

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 2
Janus Henderson Research Portfolio	Appendix 3

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 4
PSF Flexible Managed Portfolio	Appendix 5
PSF Global Portfolio	Appendix 6
PSF Government Money Market Portfolio	Appendix 7
PSF Jennison Portfolio	Appendix 8
PSF Small Capitalization Stock Portfolio	Appendix 9
PSF Stock Index Portfolio	Appendix 10
PSF Value Portfolio	Appendix 11

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T. Rowe Price Equity Series, Inc.:
T. Rowe Price Mid-Cap Growth Portfolio	Appendix 12

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum charge - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in any consecutive 12-month period.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current - 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.18

Representative guaranteed charge - $0.34[3]

Certificates effective on or after 01/01/2009:
Maximum - $47.38
Minimum - $0.09

Representative guaranteed charge - $0.19[4]

Net Interest on Loans[5]	Annually	2%
*The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1The daily charge is based on the effective annual rate shown.

2
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3The representative guaranteed charge for cost of insurance is a sample rate charged for a 38-year old insured guaranteed under the contract.
4The representative guaranteed charge for cost of insurance is a sample rate charged for a 33-year old insured guaranteed under the contract.
5    The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	0.96%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated

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Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

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Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DEUTSCHE DWS VARIABLE SERIES II
DWS High Income VIP – Class A	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Mid-Cap Growth Portfolio	Seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum administrative services payments we receive with respect to a Fund is equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Charges

The current charges under the Willis Towers Watson Group Contract are as follows:

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Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the Willis Towers Watson Group Contract that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

For Willis Towers Watson, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $0.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $27.77, and applies to insureds age 99, who are retired smokers and have chosen to continue their coverage. The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.14
55	$0.32
65	$0.81

Possible Additional Charges

For details on possible additional charges, see the CHARGES AND EXPENSES section of the prospectus.

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Eligibility and Enrollment

Eligibility

Eligible Group Members for the Group Variable Universal Life Insurance include:

•	Active, full-time US employees of Willis Towers Watson.

•	Active, full-time reduced hour US employees of Willis Towers Watson.

Employees may be insured under either the Group Universal Life plan or the Group Variable Universal Life plan, but not both.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period

You or your spouse would have had to enroll in the plan prior to 12/31/2010. No new employees or spouses may enroll for coverage after that date.

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one to five times base annual earnings starting at a minimum of $10,000 up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple $1,000 if it is not already an even multiple of $1,000).

Evidence of Good Health

Special rules applied during the initial enrollment period.

•
For a Current Participant: Current amounts of coverage were “grandfathered,” provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

•
For a Newly Hired Eligible Group Member: You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

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Additional Insurance Benefits

Accelerated Benefit Option

You can generally elect to receive up to 100% of the Face Amount or Net Amount at Risk, subject to an aggregate maximum of $1,000,000 if your term life death benefit is also accelerated and up to 100% of the Participant’s Certificate Fund, when you have been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Premiums

Payment of Premiums

For active employees, Willis Towers Watson will send routine premium payments to Prudential by payroll deduction, and will make these payments monthly. Retirees, employees on an approved leave of absence, and Participants who choose continued coverage will be billed directly by Prudential (with an additional fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.
Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health. You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

Decreases in Face Amount

Generally, your coverage amount will not decrease unless you request a decrease from us. However, if your coverage amount is a multiple of salary, then your coverage amount may decrease if your salary decreases.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Willis Towers Watson. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your coverage when you retire. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

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Continuing Coverage If You Leave the Company for Reasons Other Than Retirement

You may elect to continue your coverage if you leave Willis Towers Watson for any reason. Rates for Continuation coverage are higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either Willis Towers Watson or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Willis Towers Watson replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If Willis Towers Watson does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If Willis Towers Watson does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage; or elect to receive the Cash Surrender Value of your Certificate.

See the OTHER GENERAL CONTRACT PROVISIONS - Options Upon Termination section of the prospectus.

Please refer to the prospectus for information on these and other features of the Willis Towers Watson Group Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Yellow Roadway
This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.
Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche DWS Variable Series II:
DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 3
Janus Henderson Research Portfolio	Appendix 4

Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 7

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PSF Equity Portfolio	Appendix 8
PSF Flexible Managed Portfolio	Appendix 9
PSF Global Portfolio	Appendix 10
PSF Government Money Market Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12
PSF Stock Index Portfolio	Appendix 13
PSF Value Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 15
T. Rowe Price New America Growth Portfolio	Appendix 16

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The prospectus describes the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. The following tables provide the “current” and “maximum charge” applicable to the Group Contract. The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amounted Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current - $0.00
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.71%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - The lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement. Current - $0.00.
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium

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based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
	Monthly	Maximum - $83.33 Minimum - $0.18
Charge for a Representative Participant		Representative guaranteed charge - $0.75[3]
Net Interest on Loans[4]	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 48-year old insured guaranteed under the contract.

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.27%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including

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distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
DEUTSCHE DWS VARIABLE SERIES II
DWS High Income VIP - Class A	Seeks to provide a high level of current income.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC

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Unaffiliated Funds
Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio - Institutional Shares[1]	Seeks long-term growth of capital.	Janus Capital Management LLC
LAZARD RETIREMENT SERIES
Lazard Retirement US Small-Mid Cap Equity Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Research Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Portfolio	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
1 Closed to all premium payments and transfers into this investment option for all new certificates effective May 1, 2014 and later.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

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Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the Funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $22.78, and applies to insureds at age 99, who have chosen to continue their coverage. The lowest current rate per thousand is $0.04, and applies to insureds under age 35 who have chosen to continue their coverage.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.04
45	$0.14
55	$0.33
65	$0.56

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Any Participant in the plan as of November 30, 2007 and any former Participant who was eligible and was approved for reinstatement

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of their coverage on or after November 30, 2007.

Exclusions

There are no exclusions in the Yellow Roadway Group Variable Universal Life Insurance plan.

Coverage Information

Face Amount

Your Face Amount is the amount of coverage that was the amount inforce on November 30, 2007 or the amount eligible for reinstatement unless you requested a decrease after that date.

The minimum Face Amount is $10,000. See Changes in Face Amount.

Additional Insurance Benefits

Accelerated Benefit Option

You can generally elect to receive up to 75% of the Face Amount or Net Amount at Risk up to a maximum or $250,000 and up to 75% of the Participant’s Certificate Fund, when you have been diagnosed with a life expectancy of 6 months or less) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Premiums

All Participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEIFTS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Changes in Face Amount

Increases in Face Amount

After November 30, 2007, the Face Amount of insurance may not be increased.

Decreases in Face Amount

Generally, Face Amounts will not decrease unless you request a decrease from Prudential, which you can do at any time.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2020

The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential”), for insurance programs that are sponsored by groups. You may obtain a copy of the Prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2020, as supplemented from time to time.

This SAI includes the statutory financial statements of Prudential, which should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Account”).

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800)562-9874

1

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988 under New Jersey law as a separate investment account. The Account meets the definition of a “separate account” under federal securities laws. Each Subaccount within the Account invests in a corresponding Fund from among the variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, these additional assets will be transferred to Prudential’s general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account. The assets held in the Account in support of client accounts are segregated from all of Prudential’s other assets and may not be charged with liabilities which arise from any other business Prudential conducts.

The Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential reserves the right to take all actions in connection with the operation of the Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102-4410. PIMS also acts as principal underwriter with respect to certain securities of other Prudential Financial investment companies.

Distribution and Compensation

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contract Holder about compensation that will be payable to applicable broker-dealers. The Group Contract Holder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Group Contract Holder with any broker of record change. In addition, Prudential will report annually to the Group Contract Holder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws and

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regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010. In addition, supplemental compensation may be payable to the broker/dealer. Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium. While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the representative to return all of the first-year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. We may also compensate other representatives of Prudential for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2019, December 31, 2018 and December 31, 2017 were $0, $0, and $0, respectively. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2019) received payment with respect to group life insurance business during 2019 (or as to which a payment amount was accrued during 2019). The firms listed include payments in connection with products issued by The Prudential Life Insurance Company of America. During 2019, cash compensation received by Firms ranged from $15,423.87 to $64,112.57.

Services Performed By Third Parties

Prudential has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place. The Group Contract Holder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contract Holder.

In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

The Prudential Insurance Company of America (“Prudential”) entered into an administrative agreement with Wells Fargo, in which Wells Fargo provides remittance processing expertise and research and development capabilities. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this agreement, Wells Fargo received from Prudential for remittance processing services rendered approximately $442 thousand in 2019, $466 thousand in 2018, and $702 thousand in 2017 . For all banking operating services provided by Wells Fargo, Prudential has paid approximately $2.0

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million in 2019, $1.9 million in 2018 and $2.2 million in 2017. Wells Fargo's principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107.

The Prudential Insurance Company of America (“Prudential”) entered into an investment accounting agreement with State Street Bank and Trust Company (“State Street”), in which State Street performs certain investment accounting and recordkeeping services to calculate the values and unit values of the subaccounts within the Account. Under this agreement, State Street received from Prudential for GVUL for investment accounting and recordkeeping services rendered approximately $131 thousand in 2019, $181 thousand in 2018, and $181 thousand in 2017. State Street’s principal business address in Massachusetts is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Aon Securities Inc., a New York corporation (“Aon”), through an Administrative Agreement with Prudential provides the following services: (1) distribution (via mail or e-mail) of current prospectus(es), any applicable supplements and statements of additional information to eligible members of the AICPA; and (2) upon approval for coverage by Prudential, distribute a Contract Certificate, which evidences coverage under the Contract, together with a current prospectus, any applicable supplements and statements of additional information, and privacy notice. Aon received $0.00 in 2019, $0.00 in 2018 and $0.00 in 2017 from the Company for services rendered. Aon’s principal business address is 1100 Virginia Drive, Suite 250, Fort Washington, PA 19034 - 3 2 7 8.

Cyber Security

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

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State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•
the sole function of the employer with respect to the program are, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•
the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or the Internal Revenue Code (the "Code"). Any plan fiduciary that proposes to cause a plan to acquire a Group Contract should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

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Fiduciary/Prohibited Transaction Requirements under ERISA
If applicable, ERISA and the Code impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Code) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine how ERISA applies in these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes, but may not be limited to:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company;

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contract Holder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contract Holders to be made available to Participants. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the daily charges for mortality and expense risk. These charges are currently equal to an effective annual charge of 0.45%. The charge is guaranteed to not exceed an effective annual rate of 0.90%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of Death Benefits and Cash Surrender Values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Group Variable Universal Life Customer Service Center.

Ratings and Advertisements

Independent financial rating services, including Moody’s, Standard & Poor’s, Duff & Phelps and A.M. Best Company, rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Experts

The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 and the financial statements of The Prudential Variable Contract Account GI-2 as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial Statements

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The following financial statements describe the financial condition of The Prudential Company of America as well as the Prudential Variable Contract Account GI-2 (the “Account”). The Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Account should be distinguished from the statutory financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts.

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FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$4,925,642	$7,102,475	$29,118,876	$8,685,274	$1,363,577
Net Assets	$4,925,642	$7,102,475	$29,118,876	$8,685,274	$1,363,577

NET ASSETS, representing:
Equity of Participants	$4,925,642	$7,102,475	$29,118,876	$8,658,120	$1,363,577
Equity of The Prudential Insurance
Company of America	—	—	—	27,154	—
	$4,925,642	$7,102,475	$29,118,876	$8,685,274	$1,363,577

Units outstanding	363,462	221,005	780,329	267,397	88,743

Portfolio shares held	492,564	206,949	392,226	137,469	129,004
Portfolio net asset value per share	$10.00	$34.32	$74.24	$63.18	$10.57
Investment in portfolio shares, at cost	$4,925,642	$2,740,882	$9,617,841	$2,276,998	$1,357,464

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$90,382	$—	$—	$—	$27,885

EXPENSES
Charges for mortality and expense risk	21,520	29,675	122,397	36,233	6,382
NET INVESTMENT INCOME (LOSS)	68,862	(29,675)	(122,397)	(36,233)	21,503

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	71,041	620,073	553,758	(4,639)
Net change in unrealized appreciation (depreciation) on investments	—	1,110,229	6,617,125	1,540,847	28,397
NET GAIN (LOSS) ON INVESTMENTS	—	1,181,270	7,237,198	2,094,605	23,758

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$68,862	$1,151,595	$7,114,801	$2,058,372	$45,261

The accompanying notes are integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	DWS High Income VIP (Class A)	MFS® Research Series (Initial Class)	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Templeton Foreign VIP Fund (Class 2)	Templeton Developing Markets VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$4,198,114	$11,788,044	$3,704,868	$4,784,319	$4,364,385
Net Assets	$4,198,114	$11,788,044	$3,704,868	$4,784,319	$4,364,385

NET ASSETS, representing:
Equity of Participants	$4,198,114	$11,788,044	$3,704,868	$4,784,319	$4,364,385
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$4,198,114	$11,788,044	$3,704,868	$4,784,319	$4,364,385

Units outstanding	149,318	316,010	117,197	245,799	104,051

Portfolio shares held	673,855	399,730	88,676	343,454	407,506
Portfolio net asset value per share	$6.23	$29.49	$41.78	$13.93	$10.71
Investment in portfolio shares, at cost	$3,936,146	$6,519,185	$1,774,731	$3,670,242	$2,322,640

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	DWS High Income VIP (Class A)	MFS® Research Series (Initial Class)	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Templeton Foreign VIP Fund (Class 2)	Templeton Developing Markets VIP Fund (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$233,294	$85,715	$—	$78,486	$41,595

EXPENSES
Charges for mortality and expense risk	18,213	49,012	16,763	20,399	18,478
NET INVESTMENT INCOME (LOSS)	215,081	36,703	(16,763)	58,087	23,117

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,118,440	667,259	46,848	—
Net realized gain (loss) on shares redeemed	(37,502)	(17,999)	(66,659)	2,029	80,185
Net change in unrealized appreciation (depreciation) on investments	385,168	1,839,035	123,001	407,252	844,181
NET GAIN (LOSS) ON INVESTMENTS	347,666	2,939,476	723,601	456,129	924,366

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$562,747	$2,976,179	$706,838	$514,216	$947,483

The accompanying notes are integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$824,371	$1,580,617	$1,766,966	$5,178,161	$688,352
Net Assets	$824,371	$1,580,617	$1,766,966	$5,178,161	$688,352

NET ASSETS, representing:
Equity of Participants	$803,326	$1,580,617	$1,745,952	$5,178,161	$666,617
Equity of The Prudential Insurance
Company of America	21,045	—	21,014	—	21,735
	$824,371	$1,580,617	$1,766,966	$5,178,161	$688,352

Units outstanding	255,907	46,152	337,998	138,753	202,453

Portfolio shares held	56,658	273,937	49,096	63,442	16,591
Portfolio net asset value per share	$14.55	$5.77	$35.99	$81.62	$41.49
Investment in portfolio shares, at cost	$649,122	$1,318,877	$932,234	$912,756	$264,821

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	1,414	6,636	4,521	21,478	1,144
NET INVESTMENT INCOME (LOSS)	(1,414)	(6,636)	(4,521)	(21,478)	(1,144)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,935	4,932	21,644	254,286	35,560
Net change in unrealized appreciation (depreciation) on investments	68,122	214,412	361,973	1,088,010	147,566
NET GAIN (LOSS) ON INVESTMENTS	76,057	219,344	383,617	1,342,296	183,126

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$74,643	$212,708	$379,096	$1,320,818	$181,982

The accompanying notes are integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	American Century VP Balanced Fund (Class I)	American Century VP International Fund (Class I)	American Century VP Value Fund (Class I)	T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	T. Rowe Price New America Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$76,875	$145,074	$439,118	$12,722,673	$2,266,455
Net Assets	$76,875	$145,074	$439,118	$12,722,673	$2,266,455

NET ASSETS, representing:
Equity of Participants	$76,875	$145,074	$439,118	$12,722,673	$2,266,455
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$76,875	$145,074	$439,118	$12,722,673	$2,266,455

Units outstanding	2,710	6,593	9,396	156,854	54,187

Portfolio shares held	9,398	12,615	37,467	440,536	70,212
Portfolio net asset value per share	$8.18	$11.50	$11.72	$28.88	$32.28
Investment in portfolio shares, at cost	$53,364	$91,152	$217,525	$9,767,745	$1,678,526

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	American Century VP Balanced Fund (Class I)	American Century VP International Fund (Class I)	American Century VP Value Fund (Class I)	T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	T. Rowe Price New America Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$1,190	$1,099	$8,396	$16,397	$8,495

EXPENSES
Charges for mortality and expense risk	355	584	1,777	54,338	8,855
NET INVESTMENT INCOME (LOSS)	835	515	6,619	(37,941)	(360)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,764	6,599	22,532	889,517	145,062
Net realized gain (loss) on shares redeemed	2,777	(1,083)	(101)	(7,336)	(9,164)
Net change in unrealized appreciation (depreciation) on investments	8,488	25,306	62,810	2,289,605	432,208
NET GAIN (LOSS) ON INVESTMENTS	13,029	30,822	85,241	3,171,786	568,106

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,864	$31,337	$91,860	$3,133,845	$567,746

The accompanying notes are integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Small Capitalization Stock Portfolio	MFS® Total Return Bond Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Neuberger Berman AMT Large Cap Value Portfolio (Class I)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$3,697,061	$84,415	$10,562,169	$—	$372,456
Net Assets	$3,697,061	$84,415	$10,562,169	$—	$372,456

NET ASSETS, representing:
Equity of Participants	$3,697,061	$84,415	$10,562,169	$—	$372,456
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$3,697,061	$84,415	$10,562,169	$—	$372,456

Units outstanding	54,605	3,328	292,487	—	16,194

Portfolio shares held	85,918	6,262	389,317	—	6,582
Portfolio net asset value per share	$43.03	$13.48	$27.13	$—	$56.59
Investment in portfolio shares, at cost	$1,547,213	$66,276	$7,240,682	$—	$136,281

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Small Capitalization Stock Portfolio	MFS® Total Return Bond Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Neuberger Berman AMT Large Cap Value Portfolio (Class I)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	5/1/2019**	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$2,943	$229,491	$32	$3,530

EXPENSES
Charges for mortality and expense risk	15,719	383	44,567	2	1,572
NET INVESTMENT INCOME (LOSS)	(15,719)	2,560	184,924	30	1,958

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	622,411	349	21,564
Net realized gain (loss) on shares redeemed	119,584	286	(63,773)	7,807	2,100
Net change in unrealized appreciation (depreciation) on investments	574,205	5,027	1,497,732	(6,465)	60,602
NET GAIN (LOSS) ON INVESTMENTS	693,789	5,313	2,056,370	1,691	84,266

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$678,070	$7,873	$2,241,294	$1,721	$86,224

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	AB VPS Real Estate Investment Portfolio (Class A)
ASSETS
Investment in the portfolios, at fair value	$52,740	$62,069	$47,908	$7,454,065	$—
Net Assets	$52,740	$62,069	$47,908	$7,454,065	$—

NET ASSETS, representing:
Equity of Participants	$52,740	$62,069	$47,908	$7,454,065	$—
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$52,740	$62,069	$47,908	$7,454,065	$—

Units outstanding	1,714	2,344	1,252	160,008	—

Portfolio shares held	1,293	1,865	5,821	87,223	—
Portfolio net asset value per share	$40.79	$33.29	$8.23	$85.46	$—
Investment in portfolio shares, at cost	$23,920	$36,257	$40,077	$2,277,737	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	AB VPS Real Estate Investment Portfolio (Class A)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	4/30/2019**

INVESTMENT INCOME
Dividend income	$209	$994	$—	$14,052	$3,204

EXPENSES
Charges for mortality and expense risk	208	233	194	32,112	133
NET INVESTMENT INCOME (LOSS)	1	761	(194)	(18,060)	3,071

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,658	—	847	417,665	8,039
Net realized gain (loss) on shares redeemed	188	(146)	(171)	46,074	(4,933)
Net change in unrealized appreciation (depreciation) on investments	8,568	11,501	10,124	1,600,798	10,475
NET GAIN (LOSS) ON INVESTMENTS	13,414	11,355	10,800	2,064,537	13,581

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,415	$12,116	$10,606	$2,046,477	$16,652

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	DWS Government & Agency Securities VIP (Class A)	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)	BNY Mellon VIF, International Equity Portfolio (Initial Shares)	DWS Small Mid Cap Value VIP (Class A)
ASSETS
Investment in the portfolios, at fair value	$6,243	$3,225,826	$855,009	$1,636,621	$805,122
Net Assets	$6,243	$3,225,826	$855,009	$1,636,621	$805,122

NET ASSETS, representing:
Equity of Participants	$6,243	$3,225,826	$855,009	$1,636,621	$805,122
Equity of The Prudential Insurance
Company of America	—	—	—	—	—
	$6,243	$3,225,826	$855,009	$1,636,621	$805,122

Units outstanding	351	122,382	27,196	90,106	29,153

Portfolio shares held	553	102,733	22,465	84,975	58,811
Portfolio net asset value per share	$11.30	$31.40	$38.06	$19.26	$13.69
Investment in portfolio shares, at cost	$6,024	$1,562,875	$475,282	$1,407,389	$800,163

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	DWS Government & Agency Securities VIP (Class A)	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)	BNY Mellon VIF, International Equity Portfolio (Initial Shares)	DWS Small Mid Cap Value VIP (Class A)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$596	$—	$—	$20,680	$5,166

EXPENSES
Charges for mortality and expense risk	30	13,982	3,351	7,025	3,159
NET INVESTMENT INCOME (LOSS)	566	(13,982)	(3,351)	13,655	2,007

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	130,567	51,299
Net realized gain (loss) on shares redeemed	(1,910)	43,761	(2,013)	(8,562)	(29,370)
Net change in unrealized appreciation (depreciation) on investments	2,028	478,898	186,820	139,656	107,328
NET GAIN (LOSS) ON INVESTMENTS	118	522,659	184,807	261,661	129,257

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$684	$508,677	$181,456	$275,316	$131,264

The accompanying notes are integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	T. Rowe Price Moderate Allocation Portfolio	Prudential Government Income Portfolio	Prudential Natural Resources Portfolio (Class I)	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,383,331	$1,447,395	$16,241	$11,867	$39,550
Net Assets	$2,383,331	$1,447,395	$16,241	$11,867	$39,550

NET ASSETS, representing:
Equity of Participants	$2,383,331	$1,447,395	$1,867	$7	$9,411
Equity of The Prudential Insurance
Company of America	—	—	14,374	11,860	30,139
	$2,383,331	$1,447,395	$16,241	$11,867	$39,550

Units outstanding	155,548	60,287	1,130	1,001	1,313

Portfolio shares held	108,333	69,055	1,199	488	2,532
Portfolio net asset value per share	$22.00	$20.96	$13.54	$24.34	$15.62
Investment in portfolio shares, at cost	$1,986,648	$1,315,821	$13,815	$12,037	$26,794

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	T. Rowe Price Moderate Allocation Portfolio	Prudential Government Income Portfolio	Prudential Natural Resources Portfolio (Class I)	T. Rowe Price International Stock Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$19,851	$26,113	$—	$—	$883

EXPENSES
Charges for mortality and expense risk	10,320	5,888	71	52	158
NET INVESTMENT INCOME (LOSS)	9,531	20,225	(71)	(52)	725

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	36,775	—	—	1,574
Net realized gain (loss) on shares redeemed	(5,264)	(10,981)	1	(3)	(313)
Net change in unrealized appreciation (depreciation) on investments	365,109	181,042	1,008	1,154	6,386
NET GAIN (LOSS) ON INVESTMENTS	359,845	206,836	1,009	1,151	7,647

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$369,376	$227,061	$938	$1,099	$8,372

The accompanying notes are integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	Fidelity® VIP Equity-Income Portfolio (Service Class)	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	DWS Capital Growth VIP (Class A)	Franklin Mutual Global Discovery VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$—	$—	$23,539	$747,465	$55,952
Net Assets	$—	$—	$23,539	$747,465	$55,952

NET ASSETS, representing:
Equity of Participants	$—	$—	$—	$711,652	$35,622
Equity of The Prudential Insurance
Company of America	—	—	23,539	35,813	20,330
	$—	$—	$23,539	$747,465	$55,952

Units outstanding	—	—	9,972	209,388	27,527

Portfolio shares held	—	—	1,825	22,487	3,018
Portfolio net asset value per share	$—	$—	$12.90	$33.24	$18.54
Investment in portfolio shares, at cost	$—	$—	$18,297	$526,937	$53,435

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	Fidelity® VIP Equity-Income Portfolio (Service Class)	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	DWS Capital Growth VIP (Class A)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	4/25/2019**	4/25/2019**	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$66	$3,021	$2,413	$846

EXPENSES
Charges for mortality and expense risk	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	—	66	3,021	2,413	846

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,106	—	61,956	5,315
Net realized gain (loss) on shares redeemed	4,573	5,657	27,088	(415)	(24)
Net change in unrealized appreciation (depreciation) on investments	(1,455)	(4,519)	(8,871)	118,376	4,900
NET GAIN (LOSS) ON INVESTMENTS	3,118	2,244	18,217	179,917	10,191

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,118	$2,310	$21,238	$182,330	$11,037

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	PIMCO Total Return Portfolio (Administrative Class)	AB VPS International Growth Portfolio (Class A)	Fidelity® VIP Freedom 2015 Portfolio (Service Class)	Invesco V.I. International Growth Fund (Series I)	Templeton Global Bond VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$16,444	$51,209	$121,554	$56,974	$162,726
Net Assets	$16,444	$51,209	$121,554	$56,974	$162,726

NET ASSETS, representing:
Equity of Participants	$3,454	$51,209	$100,568	$39,947	$144,654
Equity of The Prudential Insurance
Company of America	12,990	—	20,986	17,027	18,072
	$16,444	$51,209	$121,554	$56,974	$162,726

Units outstanding	1,265	2,931	62,578	33,582	83,938

Portfolio shares held	1,492	2,180	9,230	1,459	10,189
Portfolio net asset value per share	$11.02	$23.49	$13.17	$39.06	$15.97
Investment in portfolio shares, at cost	$16,402	$30,886	$83,654	$36,694	$167,361

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	PIMCO Total Return Portfolio (Administrative Class)	AB VPS International Growth Portfolio (Class A)	Fidelity® VIP Freedom 2015 Portfolio (Service Class)	Invesco V.I. International Growth Fund (Series I)	Templeton Global Bond VIP Fund (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$485	$289	$2,317	$833	$11,597

EXPENSES
Charges for mortality and expense risk	72	229	—	—	—
NET INVESTMENT INCOME (LOSS)	413	60	2,317	833	11,597

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,231	8,000	3,365	—
Net realized gain (loss) on shares redeemed	(6)	6,169	(92)	5	(167)
Net change in unrealized appreciation (depreciation) on investments	803	6,095	8,676	8,560	(8,163)
NET GAIN (LOSS) ON INVESTMENTS	797	13,495	16,584	11,930	(8,330)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,210	$13,555	$18,901	$12,763	$3,267

The accompanying notes are integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	Fidelity® VIP Mid Cap Portfolio (Service Class)	Franklin Strategic Income VIP Fund (Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class)	Fidelity® VIP Government Money Market Portfolio (Service Class)
ASSETS
Investment in the portfolios, at fair value	$598,215	$137,039	$49,858	$164,320	$207,997
Net Assets	$598,215	$137,039	$49,858	$164,320	$207,997

NET ASSETS, representing:
Equity of Participants	$525,665	$111,413	$32,107	$143,539	$196,834
Equity of The Prudential Insurance
Company of America	72,550	25,626	17,751	20,781	11,163
	$598,215	$137,039	$49,858	$164,320	$207,997

Units outstanding	194,142	56,283	27,794	79,133	185,989

Portfolio shares held	20,101	4,205	4,726	12,383	207,997
Portfolio net asset value per share	$29.76	$32.59	$10.55	$13.27	$1.00
Investment in portfolio shares, at cost	$472,047	$102,198	$52,345	$94,611	$207,997
STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	Fidelity® VIP Mid Cap Portfolio (Service Class)	Franklin Strategic Income VIP Fund (Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class)	Fidelity® VIP Government Money Market Portfolio (Service Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$2,413	$2,474	$3,293	$8,091

EXPENSES
Charges for mortality and expense risk	181	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(181)	2,413	2,474	3,293	8,091

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	39,393	50,727	—	27,300	—
Net realized gain (loss) on shares redeemed	(350)	(21,521)	(91)	4,799	—
Net change in unrealized appreciation (depreciation) on investments	100,597	57,183	1,367	40,172	—
NET GAIN (LOSS) ON INVESTMENTS	139,640	86,389	1,276	72,271	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$139,459	$88,802	$3,750	$75,564	$8,091

The accompanying notes are integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Fidelity® VIP Freedom 2025 Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)	Fidelity® VIP Freedom 2020 Portfolio (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)	PIMCO Low Duration Portfolio (Administrative Class)
ASSETS
Investment in the portfolios, at fair value	$75,644	$89,726	$70,037	$926,540	$76,080
Net Assets	$75,644	$89,726	$70,037	$926,540	$76,080

NET ASSETS, representing:
Equity of Participants	$55,143	$61,585	$50,535	$882,429	$61,730
Equity of The Prudential Insurance
Company of America	20,501	28,141	19,502	44,111	14,350
	$75,644	$89,726	$70,037	$926,540	$76,080

Units outstanding	36,622	32,598	35,909	331,559	52,036

Portfolio shares held	4,944	2,428	5,017	2,903	7,459
Portfolio net asset value per share	$15.30	$36.96	$13.96	$319.14	$10.20
Investment in portfolio shares, at cost	$52,323	$48,760	$52,868	$388,866	$74,980

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Fidelity® VIP Freedom 2025 Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)	Fidelity® VIP Freedom 2020 Portfolio (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)	PIMCO Low Duration Portfolio (Administrative Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$1,362	$1,115	$1,314	$16,225	$2,087

EXPENSES
Charges for mortality and expense risk	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	1,362	1,115	1,314	16,225	2,087

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,936	94,232	3,465	13,221	—
Net realized gain (loss) on shares redeemed	(8)	59,211	(33)	13,529	(15)
Net change in unrealized appreciation (depreciation) on investments	10,305	27,315	7,025	194,012	900
NET GAIN (LOSS) ON INVESTMENTS	12,233	180,758	10,457	220,762	885

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,595	$181,873	$11,771	$236,987	$2,972

The accompanying notes are integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	PIMCO Short-Term Portfolio (Administrative Class)	DWS Small Cap Index VIP (Class A)	Royce Micro-Cap Portfolio (Investment Class)	Royce Small-Cap Portfolio (Investment Class)	AB VPS Small Cap Growth Portfolio (Class A)
ASSETS
Investment in the portfolios, at fair value	$—	$48,714	$33,553	$58,553	$36,863
Net Assets	$—	$48,714	$33,553	$58,553	$36,863

NET ASSETS, representing:
Equity of Participants	$—	$24,896	$18,329	$38,504	$—
Equity of The Prudential Insurance
Company of America	—	23,818	15,224	20,049	36,863
	$—	$48,714	$33,553	$58,553	$36,863

Units outstanding	—	20,455	22,528	29,205	10,008

Portfolio shares held	—	2,871	3,441	7,149	1,851
Portfolio net asset value per share	$—	$16.97	$9.75	$8.19	$19.92
Investment in portfolio shares, at cost	$—	$33,752	$25,314	$62,363	$19,050

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	PIMCO Short-Term Portfolio (Administrative Class)	DWS Small Cap Index VIP (Class A)	Royce Micro-Cap Portfolio (Investment Class)	Royce Small-Cap Portfolio (Investment Class)	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	4/25/2019**	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$104	$471	$—	$377	$—

EXPENSES
Charges for mortality and expense risk	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	104	471	—	377	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	3,880	2,985	6,774	22,809
Net realized gain (loss) on shares redeemed	592	(31)	(13)	(337)	21,785
Net change in unrealized appreciation (depreciation) on investments	(524)	5,549	2,545	1,973	(12,575)
NET GAIN (LOSS) ON INVESTMENTS	68	9,398	5,517	8,410	32,019

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$172	$9,869	$5,517	$8,787	$32,019

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Invesco V.I. Small Cap Equity Fund (Series I)	Franklin Small Cap Value VIP Fund (Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class)	Lazard Retirement International Equity Portfolio (Service Shares)	AST Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$253,700	$533,298	$136,160	$—	$—
Net Assets	$253,700	$533,298	$136,160	$—	$—

NET ASSETS, representing:
Equity of Participants	$231,054	$504,759	$115,292	$—	$—
Equity of The Prudential Insurance
Company of America	22,646	28,539	20,868	—	—
	$253,700	$533,298	$136,160	$—	$—

Units outstanding	112,951	225,047	65,609	—	—

Portfolio shares held	14,309	35,435	8,929	—	—
Portfolio net asset value per share	$17.73	$15.05	$15.25	$—	$—
Investment in portfolio shares, at cost	$236,883	$478,716	$97,164	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Invesco V.I. Small Cap Equity Fund (Series I)	Franklin Small Cap Value VIP Fund (Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class)	Lazard Retirement International Equity Portfolio (Service Shares)	AST Balanced Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	4/25/2019**	4/25/2019**

INVESTMENT INCOME
Dividend income	$—	$5,803	$2,416	$—	$—

EXPENSES
Charges for mortality and expense risk	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	—	5,803	2,416	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	29,791	92,448	4,363	—	—
Net realized gain (loss) on shares redeemed	(7,388)	(23,602)	(43)	2,563	8,413
Net change in unrealized appreciation (depreciation) on investments	35,728	43,372	20,195	(199)	(6,490)
NET GAIN (LOSS) ON INVESTMENTS	58,131	112,218	24,515	2,364	1,923

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$58,131	$118,021	$26,931	$2,364	$1,923

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
ASSETS
Investment in the portfolios, at fair value	$—	$165,574	$11,534	$183,289	$36,051
Net Assets	$—	$165,574	$11,534	$183,289	$36,051

NET ASSETS, representing:
Equity of Participants	$—	$147,394	$11,534	$183,289	$36,051
Equity of The Prudential Insurance
Company of America	—	18,180	—	—	—
	$—	$165,574	$11,534	$183,289	$36,051

Units outstanding	—	89,289	652	5,754	836

Portfolio shares held	—	9,168	1,026	5,680	1,565
Portfolio net asset value per share	$—	$18.06	$11.24	$32.27	$23.04
Investment in portfolio shares, at cost	$—	$99,971	$11,059	$107,068	$19,854

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	4/25/2019**	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$285	$1,497	$134

EXPENSES
Charges for mortality and expense risk	—	—	51	773	151
NET INVESTMENT INCOME (LOSS)	—	—	234	724	(17)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	12,285	3,876
Net realized gain (loss) on shares redeemed	8,119	495	(13)	(43)	(406)
Net change in unrealized appreciation (depreciation) on investments	(6,543)	20,996	608	32,559	3,588
NET GAIN (LOSS) ON INVESTMENTS	1,576	21,491	595	44,801	7,058

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,576	$21,491	$829	$45,525	$7,041

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$15,113	$1,142
Net Assets	$15,113	$1,142

NET ASSETS, representing:
Equity of Participants	$34	$1,142
Equity of The Prudential Insurance
Company of America	15,079	—
	$15,113	$1,142

Units outstanding	1,002	36

Portfolio shares held	1,045	42
Portfolio net asset value per share	$14.46	$26.89
Investment in portfolio shares, at cost	$9,796	$891

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)
	1/1/2019	1/1/2019
	to	to
	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$6

EXPENSES
Charges for mortality and expense risk	63	4
NET INVESTMENT INCOME (LOSS)	(63)	2

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	75
Net realized gain (loss) on shares redeemed	21	110
Net change in unrealized appreciation (depreciation) on investments	3,586	251
NET GAIN (LOSS) ON INVESTMENTS	3,607	436

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,544	$438

The accompanying notes are integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$68,862	$(29,675)	$(122,397)	$(36,233)	$21,503
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	71,041	620,073	553,758	(4,639)
Net change in unrealized appreciation (depreciation) on investments	—	1,110,229	6,617,125	1,540,847	28,397

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	68,862	1,151,595	7,114,801	2,058,372	45,261

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	2,163,514	1,135,417	2,861,046	1,034,292	376,286
Policy loans, net of repayments and interest	(436)	4,430	(39,606)	(4,052)	(3,986)
Surrenders, withdrawals and death benefits	(358,867)	(183,745)	(2,065,154)	(759,590)	(195,293)
Net transfers between other subaccounts
or fixed rate option	638,005	142,521	766,506	27,216	102,286
Miscellaneous transactions	188	26	(53)	59	(4)
Other charges	(2,205,983)	(1,135,669)	(3,652,229)	(1,265,134)	(395,501)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	236,421	(37,020)	(2,129,490)	(967,209)	(116,212)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	305,283	1,114,575	4,985,311	1,091,163	(70,951)

NET ASSETS
Beginning of period	4,620,359	5,987,900	24,133,565	7,594,111	1,434,528
End of period	$4,925,642	$7,102,475	$29,118,876	$8,685,274	$1,363,577

Beginning units	345,924	222,375	844,014	440,274	96,371
Units issued	229,223	46,541	131,118	49,185	32,923
Units redeemed	(211,685)	(47,911)	(194,803)	(222,062)	(40,551)
Ending units	363,462	221,005	780,329	267,397	88,743

The accompanying notes are integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	DWS High Income VIP (Class A)	MFS® Research Series (Initial Class)	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Templeton Foreign VIP Fund (Class 2)	Templeton Developing Markets VIP Fund (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$215,081	$36,703	$(16,763)	$58,087	$23,117
Capital gains distributions received	—	1,118,440	667,259	46,848	—
Net realized gain (loss) on shares redeemed	(37,502)	(17,999)	(66,659)	2,029	80,185
Net change in unrealized appreciation (depreciation) on investments	385,168	1,839,035	123,001	407,252	844,181

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	562,747	2,976,179	706,838	514,216	947,483

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	692,240	930,911	—	990,966	818,281
Policy loans, net of repayments and interest	166	3,797	(310)	(5,474)	12,973
Surrenders, withdrawals and death benefits	(180,064)	(417,068)	(215,597)	(208,486)	(249,555)
Net transfers between other subaccounts
or fixed rate option	138,822	96,752	(56,416)	157,727	(12,473)
Miscellaneous transactions	11	(246)	73	558	606
Other charges	(809,201)	(1,224,270)	(244,975)	(1,049,184)	(934,359)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(158,026)	(610,124)	(517,225)	(113,893)	(364,527)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	404,721	2,366,055	189,613	400,323	582,956

NET ASSETS
Beginning of period	3,793,393	9,421,989	3,515,255	4,383,996	3,781,429
End of period	$4,198,114	$11,788,044	$3,704,868	$4,784,319	$4,364,385

Beginning units	155,403	334,343	134,818	252,332	113,724
Units issued	34,870	37,636	343	70,130	29,520
Units redeemed	(40,955)	(55,969)	(17,964)	(76,663)	(39,193)
Ending units	149,318	316,010	117,197	245,799	104,051

The accompanying notes are integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,414)	$(6,636)	$(4,521)	$(21,478)	$(1,144)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,935	4,932	21,644	254,286	35,560
Net change in unrealized appreciation (depreciation) on investments	68,122	214,412	361,973	1,088,010	147,566

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	74,643	212,708	379,096	1,320,818	181,982

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	156,714	349,181	333,705	687,897	71,352
Policy loans, net of repayments and interest	(1,446)	(1,547)	(1,142)	(254)	(1,869)
Surrenders, withdrawals and death benefits	(23,248)	(30,116)	(151,038)	(294,451)	(65,517)
Net transfers between other subaccounts
or fixed rate option	97,309	64,971	55,121	115,815	(84,144)
Miscellaneous transactions	(129)	(9)	61	392	63
Other charges	(142,443)	(365,379)	(344,284)	(854,449)	(59,270)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	86,757	17,101	(107,577)	(345,050)	(139,385)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	161,400	229,809	271,519	975,768	42,597

NET ASSETS
Beginning of period	662,971	1,350,808	1,495,447	4,202,393	645,755
End of period	$824,371	$1,580,617	$1,766,966	$5,178,161	$688,352

Beginning units	202,159	45,681	401,867	149,500	265,330
Units issued	63,081	13,685	38,343	29,716	11,827
Units redeemed	(9,333)	(13,214)	(102,212)	(40,463)	(74,704)
Ending units	255,907	46,152	337,998	138,753	202,453

The accompanying notes are integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	American Century VP Balanced Fund (Class I)	American Century VP International Fund (Class I)	American Century VP Value Fund (Class I)	T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	T. Rowe Price New America Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$835	$515	$6,619	$(37,941)	$(360)
Capital gains distributions received	1,764	6,599	22,532	889,517	145,062
Net realized gain (loss) on shares redeemed	2,777	(1,083)	(101)	(7,336)	(9,164)
Net change in unrealized appreciation (depreciation) on investments	8,488	25,306	62,810	2,289,605	432,208

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,864	31,337	91,860	3,133,845	567,746

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	40,445	14,810	47,638	1,678,290	498,670
Policy loans, net of repayments and interest	—	—	—	31,280	279
Surrenders, withdrawals and death benefits	(17,430)	—	(14)	(843,937)	(67,177)
Net transfers between other subaccounts
or fixed rate option	—	—	—	304,617	138,752
Miscellaneous transactions	(2)	—	46	(399)	59
Other charges	(38,609)	(12,142)	(46,788)	(2,048,105)	(523,701)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(15,596)	2,668	882	(878,254)	46,882

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,732)	34,005	92,742	2,255,591	614,628

NET ASSETS
Beginning of period	78,607	111,069	346,376	10,467,082	1,651,827
End of period	$76,875	$145,074	$439,118	$12,722,673	$2,266,455

Beginning units	3,307	6,454	9,374	168,686	53,055
Units issued	1,530	756	1,194	31,988	19,728
Units redeemed	(2,127)	(617)	(1,172)	(43,820)	(18,596)
Ending units	2,710	6,593	9,396	156,854	54,187

The accompanying notes are integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Small Capitalization Stock Portfolio	MFS® Total Return Bond Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Neuberger Berman AMT Large Cap Value Portfolio (Class I)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	5/1/2019**	12/31/2019

OPERATIONS
Net investment income (loss)	$(15,719)	$2,560	$184,924	$30	$1,958
Capital gains distributions received	—	—	622,411	349	21,564
Net realized gain (loss) on shares redeemed	119,584	286	(63,773)	7,807	2,100
Net change in unrealized appreciation (depreciation) on investments	574,205	5,027	1,497,732	(6,465)	60,602

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	678,070	7,873	2,241,294	1,721	86,224

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	615,813	43,430	1,632,463	640	41,261
Policy loans, net of repayments and interest	8,934	—	5,628	—	—
Surrenders, withdrawals and death benefits	(360,644)	(1,483)	(551,667)	—	(21,105)
Net transfers between other subaccounts
or fixed rate option	106,972	—	239,500	(1,302)	—
Miscellaneous transactions	(61)	6	(151)	(1)	87
Other charges	(632,291)	(44,887)	(1,985,856)	(628)	(46,989)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(261,277)	(2,934)	(660,083)	(1,291)	(26,746)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	(18,317)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	416,793	4,939	1,581,211	(17,887)	59,478

NET ASSETS
Beginning of period	3,280,268	79,476	8,980,958	17,887	312,978
End of period	$3,697,061	$84,415	$10,562,169	$—	$372,456

Beginning units	59,049	3,437	312,985	9,696	17,484
Units issued	14,476	1,795	63,838	—	2,033
Units redeemed	(18,920)	(1,904)	(84,336)	(9,696)	(3,323)
Ending units	54,605	3,328	292,487	—	16,194

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	AB VPS Real Estate Investment Portfolio (Class A)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	4/30/2019**

OPERATIONS
Net investment income (loss)	$1	$761	$(194)	$(18,060)	$3,071
Capital gains distributions received	4,658	—	847	417,665	8,039
Net realized gain (loss) on shares redeemed	188	(146)	(171)	46,074	(4,933)
Net change in unrealized appreciation (depreciation) on investments	8,568	11,501	10,124	1,600,798	10,475

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,415	12,116	10,606	2,046,477	16,652

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	23,672	40,770	26,141	801,479	—
Policy loans, net of repayments and interest	(95)	(981)	(172)	23,276	—
Surrenders, withdrawals and death benefits	(241)	(291)	(18)	(549,275)	(278)
Net transfers between other subaccounts
or fixed rate option	—	2,394	—	169,834	(132,872)
Miscellaneous transactions	19	24	30	(62)	22
Other charges	(21,957)	(36,568)	(24,873)	(1,052,172)	(2,981)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	1,398	5,348	1,108	(606,920)	(136,109)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,813	17,464	11,714	1,439,557	(119,457)

NET ASSETS
Beginning of period	37,927	44,605	36,194	6,014,508	119,457
End of period	$52,740	$62,069	$47,908	$7,454,065	$—

Beginning units	1,663	2,130	1,224	174,162	2,542
Units issued	875	1,836	752	27,884	—
Units redeemed	(824)	(1,622)	(724)	(42,038)	(2,542)
Ending units	1,714	2,344	1,252	160,008	—
** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	DWS Government & Agency Securities VIP (Class A)	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)	BNY Mellon VIF, International Equity Portfolio (Initial Shares)	DWS Small Mid Cap Value VIP (Class A)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$566	$(13,982)	$(3,351)	$13,655	$2,007
Capital gains distributions received	—	—	—	130,567	51,299
Net realized gain (loss) on shares redeemed	(1,910)	43,761	(2,013)	(8,562)	(29,370)
Net change in unrealized appreciation (depreciation) on investments	2,028	478,898	186,820	139,656	107,328

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	684	508,677	181,456	275,316	131,264

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	6,107	665,079	190,367	378,182	224,639
Policy loans, net of repayments and interest	—	(752)	(10)	1,232	303
Surrenders, withdrawals and death benefits	—	(215,877)	(3,848)	(101,549)	(14,324)
Net transfers between other subaccounts
or fixed rate option	—	162,580	57,801	18,026	36,675
Miscellaneous transactions	(1)	(144)	11	27	(95)
Other charges	(6,459)	(789,526)	(191,113)	(380,806)	(189,399)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(353)	(178,640)	53,208	(84,888)	57,799

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	(15,021)	(25,774)	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,690)	304,263	234,664	190,428	189,063

NET ASSETS
Beginning of period	20,933	2,921,563	620,345	1,446,193	616,059
End of period	$6,243	$3,225,826	$855,009	$1,636,621	$805,122

Beginning units	10,369	139,705	25,329	95,177	26,987
Units issued	354	35,830	9,446	30,253	11,865
Units redeemed	(10,372)	(53,153)	(7,579)	(35,324)	(9,699)
Ending units	351	122,382	27,196	90,106	29,153

The accompanying notes are integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	T. Rowe Price Moderate Allocation Portfolio	Prudential Government Income Portfolio	Prudential Natural Resources Portfolio (Class I)	T. Rowe Price International Stock Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$9,531	$20,225	$(71)	$(52)	$725
Capital gains distributions received	—	36,775	—	—	1,574
Net realized gain (loss) on shares redeemed	(5,264)	(10,981)	1	(3)	(313)
Net change in unrealized appreciation (depreciation) on investments	365,109	181,042	1,008	1,154	6,386

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	369,376	227,061	938	1,099	8,372

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	490,038	520,650	2,533	693	5,366
Policy loans, net of repayments and interest	17,122	2,445	—	—	—
Surrenders, withdrawals and death benefits	(114,984)	(51,787)	—	—	(390)
Net transfers between other subaccounts
or fixed rate option	(38,180)	112,395	—	—	27
Miscellaneous transactions	89	13	—	—	(20)
Other charges	(523,676)	(538,000)	(2,475)	(694)	(4,179)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(169,591)	45,716	58	(1)	804

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	199,785	272,777	996	1,098	9,176

NET ASSETS
Beginning of period	2,183,546	1,174,618	15,245	10,769	30,374
End of period	$2,383,331	$1,447,395	$16,241	$11,867	$39,550

Beginning units	167,624	58,356	1,125	1,001	1,283
Units issued	47,737	30,582	181	60	199
Units redeemed	(59,813)	(28,651)	(176)	(60)	(169)
Ending units	155,548	60,287	1,130	1,001	1,313

The accompanying notes are integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	Fidelity® VIP Equity-Income Portfolio (Service Class)	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	DWS Capital Growth VIP (Class A)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	4/25/2019**	4/25/2019**	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$—	$66	$3,021	$2,413	$846
Capital gains distributions received	—	1,106	—	61,956	5,315
Net realized gain (loss) on shares redeemed	4,573	5,657	27,088	(415)	(24)
Net change in unrealized appreciation (depreciation) on investments	(1,455)	(4,519)	(8,871)	118,376	4,900

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,118	2,310	21,238	182,330	11,037

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	13,000	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	(93,288)	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	(48,459)	97,309	—
Miscellaneous transactions	—	—	(1)	136	—
Other charges	—	—	(1,755)	(6,911)	(646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	—	—	(143,503)	103,534	(646)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	(20,654)	(18,279)	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,536)	(15,969)	(122,265)	285,864	10,391

NET ASSETS
Beginning of period	17,536	15,969	145,804	461,601	45,561
End of period	$—	$—	$23,539	$747,465	$55,952

Beginning units	10,000	10,111	69,990	177,264	27,877
Units issued	—	—	18,820	34,178	—
Units redeemed	(10,000)	(10,111)	(78,838)	(2,054)	(350)
Ending units	—	—	9,972	209,388	27,527

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	PIMCO Total Return Portfolio (Administrative Class)	AB VPS International Growth Portfolio (Class A)	Fidelity® VIP Freedom 2015 Portfolio (Service Class)	Invesco V.I. International Growth Fund (Series I)	Templeton Global Bond VIP Fund (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$413	$60	$2,317	$833	$11,597
Capital gains distributions received	—	1,231	8,000	3,365	—
Net realized gain (loss) on shares redeemed	(6)	6,169	(92)	5	(167)
Net change in unrealized appreciation (depreciation) on investments	803	6,095	8,676	8,560	(8,163)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,210	13,555	18,901	12,763	3,267

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	—	—
Policy loans, net of repayments and interest	—	(553)	—	—	—
Surrenders, withdrawals and death benefits	—	(2,533)	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	(2,686)	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(209)	(4,484)	(1,871)	(722)	(2,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(209)	(10,256)	(1,871)	(722)	(2,890)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	(11,423)	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,001	(8,124)	17,030	12,041	377

NET ASSETS
Beginning of period	15,443	59,333	104,524	44,933	162,349
End of period	$16,444	$51,209	$121,554	$56,974	$162,726

Beginning units	1,282	13,584	63,612	34,052	85,429
Units issued	—	2	—	—	—
Units redeemed	(17)	(10,655)	(1,034)	(470)	(1,491)
Ending units	1,265	2,931	62,578	33,582	83,938

The accompanying notes are integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	Fidelity® VIP Mid Cap Portfolio (Service Class)	Franklin Strategic Income VIP Fund (Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class)	Fidelity® VIP Government Money Market Portfolio (Service Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(181)	$2,413	$2,474	$3,293	$8,091
Capital gains distributions received	39,393	50,727	—	27,300	—
Net realized gain (loss) on shares redeemed	(350)	(21,521)	(91)	4,799	—
Net change in unrealized appreciation (depreciation) on investments	100,597	57,183	1,367	40,172	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	139,459	88,802	3,750	75,564	8,091

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	9,500	—	—	1,500	7,000
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(295,505)	—	(63,574)	(1,042,430)
Net transfers between other subaccounts
or fixed rate option	34,461	(119,060)	—	(105,532)	1,081,459
Miscellaneous transactions	134	(1)	—	—	(180)
Other charges	(4,115)	(6,634)	(627)	(2,794)	(6,448)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	39,980	(421,200)	(627)	(170,400)	39,401

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	179,439	(332,398)	3,123	(94,836)	47,492

NET ASSETS
Beginning of period	418,776	469,437	46,735	259,156	160,505
End of period	$598,215	$137,039	$49,858	$164,320	$207,997

Beginning units	179,288	237,819	28,152	167,600	146,270
Units issued	16,287	8,752	—	3,805	1,028,765
Units redeemed	(1,433)	(190,288)	(358)	(92,272)	(989,046)
Ending units	194,142	56,283	27,794	79,133	185,989

The accompanying notes are integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Fidelity® VIP Freedom 2025 Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)	Fidelity® VIP Freedom 2020 Portfolio (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)	PIMCO Low Duration Portfolio (Administrative Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$1,362	$1,115	$1,314	$16,225	$2,087
Capital gains distributions received	1,936	94,232	3,465	13,221	—
Net realized gain (loss) on shares redeemed	(8)	59,211	(33)	13,529	(15)
Net change in unrealized appreciation (depreciation) on investments	10,305	27,315	7,025	194,012	900

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,595	181,873	11,771	236,987	2,972

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	20,273	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(210,329)	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	(608,349)	—	(112,338)	—
Miscellaneous transactions	—	(1)	—	63	—
Other charges	(1,015)	(8,543)	(935)	(12,600)	(1,213)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(1,015)	(827,222)	(935)	(104,602)	(1,213)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,580	(645,349)	10,836	132,385	1,759

NET ASSETS
Beginning of period	63,064	735,075	59,201	794,155	74,321
End of period	$75,644	$89,726	$70,037	$926,540	$76,080

Beginning units	37,156	351,045	36,427	372,787	52,879
Units issued	—	14,306	—	8,192	—
Units redeemed	(534)	(332,753)	(518)	(49,420)	(843)
Ending units	36,622	32,598	35,909	331,559	52,036

The accompanying notes are integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	PIMCO Short-Term Portfolio (Administrative Class)	DWS Small Cap Index VIP (Class A)	Royce Micro-Cap Portfolio (Investment Class)	Royce Small-Cap Portfolio (Investment Class)	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	4/25/2019**	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$104	$471	$—	$377	$—
Capital gains distributions received	—	3,880	2,985	6,774	22,809
Net realized gain (loss) on shares redeemed	592	(31)	(13)	(337)	21,785
Net change in unrealized appreciation (depreciation) on investments	(524)	5,549	2,545	1,973	(12,575)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	172	9,869	5,517	8,787	32,019

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	5,273	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	(159,211)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	62,890
Miscellaneous transactions	—	—	—	—	—
Other charges	(1)	(454)	(336)	(1,363)	(1,646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(1)	(454)	(336)	3,910	(97,967)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	(12,926)	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,755)	9,415	5,181	12,697	(65,948)

NET ASSETS
Beginning of period	12,755	39,299	28,372	45,856	102,811
End of period	$—	$48,714	$33,553	$58,553	$36,863

Beginning units	10,000	20,664	22,774	27,141	38,074
Units issued	—	—	—	2,694	20,079
Units redeemed	(10,000)	(209)	(246)	(630)	(48,145)
Ending units	—	20,455	22,528	29,205	10,008

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Invesco V.I. Small Cap Equity Fund (Series I)	Franklin Small Cap Value VIP Fund (Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class)	Lazard Retirement International Equity Portfolio (Service Shares)	AST Balanced Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	4/25/2019**	4/25/2019**

OPERATIONS
Net investment income (loss)	$—	$5,803	$2,416	$—	$—
Capital gains distributions received	29,791	92,448	4,363	—	—
Net realized gain (loss) on shares redeemed	(7,388)	(23,602)	(43)	2,563	8,413
Net change in unrealized appreciation (depreciation) on investments	35,728	43,372	20,195	(199)	(6,490)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	58,131	118,021	26,931	2,364	1,923

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	11,508	10,724	—	—	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	(8,114)	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(60,156)	(68,284)	—	—	—
Miscellaneous transactions	23	25	—	—	—
Other charges	(2,357)	(5,755)	(2,101)	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(59,096)	(63,290)	(2,101)	—	—

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	(21,730)	(19,281)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(965)	54,731	24,830	(19,366)	(17,358)

NET ASSETS
Beginning of period	254,665	478,567	111,330	19,366	17,358
End of period	$253,700	$533,298	$136,160	$—	$—

Beginning units	143,438	255,081	66,719	10,000	9,437
Units issued	5,608	5,073	—	—	—
Units redeemed	(36,095)	(35,107)	(1,110)	(10,000)	(9,437)
Ending units	112,951	225,047	65,609	—	—

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	4/25/2019**	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$—	$—	$234	$724	$(17)
Capital gains distributions received	—	—	—	12,285	3,876
Net realized gain (loss) on shares redeemed	8,119	495	(13)	(43)	(406)
Net change in unrealized appreciation (depreciation) on investments	(6,543)	20,996	608	32,559	3,588

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,576	21,491	829	45,525	7,041

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	5,331	19,986	10,211
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	(14)	(12,633)	(13)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	22	(5)
Other charges	—	(2,788)	(4,980)	(18,776)	(10,241)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	—	(2,788)	337	(11,401)	(48)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	(16,262)	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,686)	18,703	1,166	34,124	6,993

NET ASSETS
Beginning of period	14,686	146,871	10,368	149,165	29,058
End of period	$—	$165,574	$11,534	$183,289	$36,051

Beginning units	8,111	90,877	631	6,142	835
Units issued	—	—	311	715	261
Units redeemed	(8,111)	(1,588)	(290)	(1,103)	(260)
Ending units	—	89,289	652	5,754	836

** Date subaccount was no longer available for investment.

The accompanying notes are integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)
	1/1/2019	1/1/2019
	to	to
	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(63)	$2
Capital gains distributions received	—	75
Net realized gain (loss) on shares redeemed	21	110
Net change in unrealized appreciation (depreciation) on investments	3,586	251

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,544	438

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	1,187	640
Policy loans, net of repayments and interest	—	—
Surrenders, withdrawals and death benefits	—	—
Net transfers between other subaccounts
or fixed rate option	—	1,302
Miscellaneous transactions	—	—
Other charges	(1,181)	(1,238)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	6	704

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,550	1,142

NET ASSETS
Beginning of period	11,563	—
End of period	$15,113	$1,142

Beginning units	1,002	—
Units issued	85	101
Units redeemed	(85)	(65)
Ending units	1,002	36

The accompanying notes are integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio (Class I)	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$49,867	$(28,983)	$(119,732)	$(37,012)	$16,787
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	102,793	319,516	266,097	(9,211)
Net change in unrealized appreciation (depreciation) on investments	—	(370,561)	(1,417,702)	(637,062)	948

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	49,867	(296,751)	(1,217,918)	(407,977)	8,524

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	2,261,344	1,150,300	3,145,493	1,130,799	386,533
Policy loans, net of repayments and interest	51,519	(4,301)	(4,976)	(12,035)	(63)
Surrenders, withdrawals and death benefits	(668,645)	(238,979)	(1,471,303)	(367,150)	(56,575)
Net transfers between other subaccounts
or fixed rate option	367,892	173,915	1,201,451	232,196	137,587
Miscellaneous transactions	(167)	358	227	51	(51)
Other charges	(2,192,150)	(1,181,783)	(3,730,700)	(1,319,059)	(404,529)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(180,207)	(100,490)	(859,808)	(335,198)	62,902

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(130,340)	(397,241)	(2,077,726)	(743,175)	71,426

NET ASSETS
Beginning of period	4,750,699	6,385,141	26,211,291	8,337,286	1,363,102
End of period	$4,620,359	$5,987,900	$24,133,565	$7,594,111	$1,434,528

Beginning units	359,481	226,167	870,354	462,462	92,087
Units issued	217,633	48,925	170,642	56,322	37,632
Units redeemed	(231,190)	(52,717)	(196,982)	(78,510)	(33,348)
Ending units	345,924	222,375	844,014	440,274	96,371
The accompanying notes are integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	DWS High Income VIP (Class A)	MFS® Research Series (Initial Class)	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Templeton Foreign VIP Fund (Class 2)	Templeton Developing Markets VIP Fund (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$307,234	$26,015	$(21,391)	$115,626	$18,310
Capital gains distributions received	—	1,236,354	809,637	—	—
Net realized gain (loss) on shares redeemed	(51,616)	25,081	115,759	4,730	9,249
Net change in unrealized appreciation (depreciation) on investments	(373,719)	(1,743,539)	(1,739,460)	(965,994)	(795,458)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(118,101)	(456,089)	(835,455)	(845,638)	(767,899)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	738,727	1,052,099	—	1,054,739	1,048,773
Policy loans, net of repayments and interest	(754)	1,119	(6,480)	16,450	(29,219)
Surrenders, withdrawals and death benefits	(304,408)	(959,472)	(276,240)	(442,697)	(450,943)
Net transfers between other subaccounts
or fixed rate option	75,621	257,824	(44,415)	155,179	139,861
Miscellaneous transactions	85	433	17	49	(5,895)
Other charges	(832,024)	(1,253,322)	(341,718)	(1,136,280)	(983,643)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(322,753)	(901,319)	(668,836)	(352,560)	(281,066)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(440,854)	(1,357,408)	(1,504,291)	(1,198,198)	(1,048,965)

NET ASSETS
Beginning of period	4,234,247	10,779,397	5,019,546	5,582,194	4,830,394
End of period	$3,793,393	$9,421,989	$3,515,255	$4,383,996	$3,781,429

Beginning units	168,332	364,122	155,052	270,425	121,769
Units issued	37,214	43,964	3	67,119	34,689
Units redeemed	(50,143)	(73,743)	(20,237)	(85,212)	(42,734)
Ending units	155,403	334,343	134,818	252,332	113,724

The accompanying notes are integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio (Class I)	Prudential Jennison Portfolio (Class I)	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,402)	$36,967	$(4,357)	$(21,254)	$(1,176)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,163	(4,798)	(2,272)	153,083	4,363
Net change in unrealized appreciation (depreciation) on investments	(12,673)	(54,877)	(168,430)	(178,448)	(55,963)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,912)	(22,708)	(175,059)	(46,619)	(52,776)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	157,751	343,986	359,641	761,415	72,577
Policy loans, net of repayments and interest	(1,513)	1,822	(11,517)	(39,738)	(1,748)
Surrenders, withdrawals and death benefits	(13,727)	(179,395)	(50,273)	(273,217)	(4,967)
Net transfers between other subaccounts
or fixed rate option	(43,131)	34,077	88,663	258,557	20,591
Miscellaneous transactions	8,345	(15)	8	165	(89)
Other charges	(143,470)	(360,660)	(336,629)	(864,118)	(58,081)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(35,745)	(160,185)	49,893	(156,936)	28,283

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,657)	(182,893)	(125,166)	(203,555)	(24,493)

NET ASSETS
Beginning of period	700,628	1,533,701	1,620,613	4,405,948	670,248
End of period	$662,971	$1,350,808	$1,495,447	$4,202,393	$645,755

Beginning units	193,581	50,980	388,624	154,812	241,810
Units issued	66,332	13,830	33,726	35,462	33,198
Units redeemed	(57,754)	(19,129)	(20,483)	(40,774)	(9,678)
Ending units	202,159	45,681	401,867	149,500	265,330

The accompanying notes are integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	American Century VP Balanced Fund (Class I)	American Century VP International Fund (Class I)	American Century VP Value Fund (Class I)	T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	T. Rowe Price New America Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$859	$1,020	$4,694	$(52,483)	$(5,087)
Capital gains distributions received	605	8,305	24	1,521,828	181,309
Net realized gain (loss) on shares redeemed	556	(370)	(19)	23,135	425
Net change in unrealized appreciation (depreciation) on investments	(5,424)	(29,600)	(41,133)	(1,738,272)	(178,845)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,404)	(20,645)	(36,434)	(245,792)	(2,198)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	42,628	14,929	44,303	1,874,343	547,775
Policy loans, net of repayments and interest	—	—	—	(36,867)	(1,813)
Surrenders, withdrawals and death benefits	(10,265)	(677)	(2,098)	(641,982)	(89,264)
Net transfers between other subaccounts
or fixed rate option	1	—	2	273,462	126,176
Miscellaneous transactions	(22)	19	110	(9,078)	53
Other charges	(40,265)	(9,669)	(44,347)	(2,058,056)	(515,414)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(7,923)	4,602	(2,030)	(598,178)	67,513

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,327)	(16,043)	(38,464)	(843,970)	65,315

NET ASSETS
Beginning of period	89,934	127,112	384,840	11,311,052	1,586,512
End of period	$78,607	$111,069	$346,376	$10,467,082	$1,651,827

Beginning units	3,621	6,232	9,418	177,771	51,311
Units issued	1,696	730	1,122	36,827	20,443
Units redeemed	(2,010)	(508)	(1,166)	(45,912)	(18,699)
Ending units	3,307	6,454	9,374	168,686	53,055

The accompanying notes are integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Small Capitalization Stock Portfolio	MFS® Total Return Bond Series (Initial Class)	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Neuberger Berman AMT Large Cap Value Portfolio (Class I)	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(17,691)	$2,375	$165,525	$217	$2,369
Capital gains distributions received	—	—	896,024	2,003	—
Net realized gain (loss) on shares redeemed	77,472	(347)	(55,169)	221	20,447
Net change in unrealized appreciation (depreciation) on investments	(393,518)	(3,336)	(2,022,873)	(2,624)	(45,610)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(333,737)	(1,308)	(1,016,493)	(183)	(22,794)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	668,070	61,709	1,775,611	1,280	39,835
Policy loans, net of repayments and interest	(10,307)	—	(35,439)	—	—
Surrenders, withdrawals and death benefits	(314,761)	—	(801,797)	—	(28,232)
Net transfers between other subaccounts
or fixed rate option	196,404	—	(396,300)	2	—
Miscellaneous transactions	(5,612)	(7)	(71)	(7)	81
Other charges	(696,127)	(62,823)	(2,103,214)	(1,838)	(47,972)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(162,333)	(1,121)	(1,561,210)	(563)	(36,288)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(496,070)	(2,429)	(2,577,703)	(746)	(59,082)

NET ASSETS
Beginning of period	3,776,338	81,905	11,558,661	18,633	372,060
End of period	$3,280,268	$79,476	$8,980,958	$17,887	$312,978

Beginning units	61,763	3,488	362,855	9,717	19,268
Units issued	15,570	2,684	71,625	49	2,022
Units redeemed	(18,284)	(2,735)	(121,495)	(70)	(3,806)
Ending units	59,049	3,437	312,985	9,696	17,484

The accompanying notes are integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	AB VPS Real Estate Investment Portfolio (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$37	$669	$(186)	$(14,456)	$1,873
Capital gains distributions received	1,968	—	4,335	309,140	5,149
Net realized gain (loss) on shares redeemed	3,647	1,390	(305)	38,595	(3,439)
Net change in unrealized appreciation (depreciation) on investments	(6,731)	(10,144)	(9,540)	(357,920)	(10,451)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,079)	(8,085)	(5,696)	(24,641)	(6,868)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	21,998	40,153	26,957	856,282	—
Policy loans, net of repayments and interest	(85)	(972)	(178)	(15,454)	(5)
Surrenders, withdrawals and death benefits	(5,032)	(3,682)	(3,942)	(295,828)	(5,448)
Net transfers between other subaccounts
or fixed rate option	(1)	1	—	15,968	(5,791)
Miscellaneous transactions	226	62	398	224	—
Other charges	(22,296)	(37,642)	(25,656)	(1,077,547)	(10,702)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(5,190)	(2,080)	(2,421)	(516,355)	(21,946)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,269)	(10,165)	(8,117)	(540,996)	(28,814)

NET ASSETS
Beginning of period	44,196	54,770	44,311	6,555,504	148,271
End of period	$37,927	$44,605	$36,194	$6,014,508	$119,457

Beginning units	1,879	2,215	1,294	188,185	3,011
Units issued	893	1,648	787	30,742	—
Units redeemed	(1,109)	(1,733)	(857)	(44,765)	(469)
Ending units	1,663	2,130	1,224	174,162	2,542

The accompanying notes are integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	DWS Government & Agency Securities VIP (Class A)	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)	BNY Mellon VIF, International Equity Portfolio (Initial Shares)	DWS Small Mid Cap Value VIP (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$550	$(13,682)	$(2,975)	$14,341	$6,252
Capital gains distributions received	—	—	—	—	120,922
Net realized gain (loss) on shares redeemed	(302)	40,453	678	16,328	(18,692)
Net change in unrealized appreciation (depreciation) on investments	(181)	(118,148)	(41,968)	(311,976)	(229,603)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	67	(91,377)	(44,265)	(281,307)	(121,121)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	8,200	714,612	199,096	430,563	247,853
Policy loans, net of repayments and interest	—	(3,933)	(63)	(9,944)	(446)
Surrenders, withdrawals and death benefits	(2,000)	(161,488)	(19,666)	(109,270)	(44,443)
Net transfers between other subaccounts
or fixed rate option	—	89,942	56,539	(121,828)	59,259
Miscellaneous transactions	(17)	(10)	(10)	(300)	(21)
Other charges	(8,378)	(794,637)	(185,191)	(402,709)	(191,238)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(2,195)	(155,514)	50,705	(213,488)	70,964

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,128)	(246,891)	6,440	(494,795)	(50,157)

NET ASSETS
Beginning of period	23,061	3,168,454	613,905	1,940,988	666,216
End of period	$20,933	$2,921,563	$620,345	$1,446,193	$616,059

Beginning units	10,501	146,633	23,615	107,165	24,397
Units issued	496	39,045	9,971	32,624	11,739
Units redeemed	(628)	(45,973)	(8,257)	(44,612)	(9,149)
Ending units	10,369	139,705	25,329	95,177	26,987

The accompanying notes are integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	T. Rowe Price Moderate Allocation Portfolio	Prudential Government Income Portfolio	Prudential Natural Resources Portfolio (Class I)	T. Rowe Price International Stock Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$35,157	$16,777	$(67)	$(135)	$317
Capital gains distributions received	—	80,130	—	—	3,301
Net realized gain (loss) on shares redeemed	(19,224)	(5,728)	—	931	(91)
Net change in unrealized appreciation (depreciation) on investments	(531,900)	(161,219)	96	(3,290)	(8,657)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(515,967)	(70,040)	29	(2,494)	(5,130)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	544,740	498,092	2,397	636	5,491
Policy loans, net of repayments and interest	(5,066)	2,200	—	—	—
Surrenders, withdrawals and death benefits	(155,567)	(79,593)	—	—	—
Net transfers between other subaccounts
or fixed rate option	62,162	109,544	—	(25,774)	(1)
Miscellaneous transactions	(8,253)	(167)	—	—	6
Other charges	(539,091)	(511,910)	(2,320)	(725)	(3,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(101,075)	18,166	77	(25,863)	1,529

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(617,042)	(51,874)	106	(28,357)	(3,601)

NET ASSETS
Beginning of period	2,800,588	1,226,492	15,139	39,126	33,975
End of period	$2,183,546	$1,174,618	$15,245	$10,769	$30,374

Beginning units	174,322	57,575	1,120	2,964	1,225
Units issued	50,443	29,394	180	51	207
Units redeemed	(57,141)	(28,613)	(175)	(2,014)	(149)
Ending units	167,624	58,356	1,125	1,001	1,283

The accompanying notes are integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Invesco V.I. Core Equity Fund (Series I)	Fidelity® VIP Equity-Income Portfolio (Service Class)	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	DWS Capital Growth VIP (Class A)	Franklin Mutual Global Discovery VIP Fund (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$177	$383	$3,186	$3,103	$1,220
Capital gains distributions received	1,267	788	677	39,446	646
Net realized gain (loss) on shares redeemed	—	—	(153)	(123)	9
Net change in unrealized appreciation (depreciation) on investments	(3,262)	(2,635)	(6,709)	(60,363)	(7,637)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,818)	(1,464)	(2,999)	(17,937)	(5,762)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	8,800	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	22,743	73,053	—
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	(1,410)	(5,123)	(595)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	—	—	21,333	76,730	(595)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,818)	(1,464)	18,334	58,793	(6,357)

NET ASSETS
Beginning of period	19,354	17,433	127,470	402,808	51,918
End of period	$17,536	$15,969	$145,804	$461,601	$45,561

Beginning units	10,000	10,111	59,733	152,218	28,203
Units issued	—	—	11,991	28,582	—
Units redeemed	—	—	(1,734)	(3,536)	(326)
Ending units	10,000	10,111	69,990	177,264	27,877

The accompanying notes are integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	PIMCO Total Return Portfolio (Administrative Class)	AB VPS International Growth Portfolio (Class A)	Fidelity® VIP Freedom 2015 Portfolio (Service Class)	Invesco V.I. International Growth Fund (Series I)	Templeton Global Bond VIP Fund (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$322	$217	$1,700	$1,049	$—
Capital gains distributions received	185	—	4,358	355	—
Net realized gain (loss) on shares redeemed	(11)	4,172	(58)	(10)	(126)
Net change in unrealized appreciation (depreciation) on investments	(653)	(17,691)	(11,640)	(9,338)	3,239

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(157)	(13,302)	(5,640)	(7,944)	3,113

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	—	—
Policy loans, net of repayments and interest	—	(1,486)	—	—	—
Surrenders, withdrawals and death benefits	—	(4,499)	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	(27)	—	—	—
Miscellaneous transactions	—	(1)	—	—	—
Other charges	(207)	(6,987)	(1,660)	(650)	(2,615)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(207)	(13,000)	(1,660)	(650)	(2,615)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(364)	(26,302)	(7,300)	(8,594)	498

NET ASSETS
Beginning of period	15,807	85,635	111,824	53,527	161,851
End of period	$15,443	$59,333	$104,524	$44,933	$162,349

Beginning units	1,299	14,391	64,575	34,490	86,817
Units issued	—	—	—	—	—
Units redeemed	(17)	(807)	(963)	(438)	(1,388)
Ending units	1,282	13,584	63,612	34,052	85,429

The accompanying notes are integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	Fidelity® VIP Mid Cap Portfolio (Service Class)	Franklin Strategic Income VIP Fund (Class 2)	Fidelity® VIP Value Strategies Portfolio (Service Class)	Fidelity® VIP Government Money Market Portfolio (Service Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(169)	$3,097	$1,298	$3,502	$2,316
Capital gains distributions received	28,212	45,695	—	18,905	—
Net realized gain (loss) on shares redeemed	5,747	376	(83)	(14,424)	—
Net change in unrealized appreciation (depreciation) on investments	(66,346)	(129,709)	(2,240)	(75,613)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(32,556)	(80,541)	(1,025)	(67,630)	2,316

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	6,133	—	—	11,888	3,418
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	133,819	10,683	—	(127,878)	24,088
Miscellaneous transactions	—	—	—	—	(2,779)
Other charges	(2,658)	(7,309)	(559)	(4,343)	(1,358)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	137,294	3,374	(559)	(120,333)	23,369

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	104,738	(77,167)	(1,584)	(187,963)	25,685

NET ASSETS
Beginning of period	314,038	546,604	48,319	447,119	134,820
End of period	$418,776	$469,437	$46,735	$259,156	$160,505

Beginning units	121,517	236,376	28,485	239,046	124,768
Units issued	71,312	7,189	—	10,385	25,183
Units redeemed	(13,541)	(5,746)	(333)	(81,831)	(3,681)
Ending units	179,288	237,819	28,152	167,600	146,270

The accompanying notes are integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Fidelity® VIP Freedom 2025 Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)	Fidelity® VIP Freedom 2020 Portfolio (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class)	PIMCO Low Duration Portfolio (Administrative Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$908	$5,004	$913	$14,054	$1,426
Capital gains distributions received	1,329	69,722	1,997	3,728	—
Net realized gain (loss) on shares redeemed	(14)	(696)	(22)	1,141	(18)
Net change in unrealized appreciation (depreciation) on investments	(6,692)	(123,354)	(6,655)	(52,324)	(1,156)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,469)	(49,324)	(3,767)	(33,401)	252

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	23,366	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	(927)	—
Net transfers between other subaccounts
or fixed rate option	—	(7,911)	—	62,299	—
Miscellaneous transactions	—	—	—	(2,856)	—
Other charges	(900)	(10,464)	(830)	(11,127)	(1,098)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(900)	(18,375)	(830)	70,755	(1,098)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,369)	(67,699)	(4,597)	37,354	(846)

NET ASSETS
Beginning of period	68,433	802,774	63,798	756,801	75,167
End of period	$63,064	$735,075	$59,201	$794,155	$74,321

Beginning units	37,653	358,511	36,909	338,962	53,665
Units issued	—	6,149	—	44,028	—
Units redeemed	(497)	(13,615)	(482)	(10,203)	(786)
Ending units	37,156	351,045	36,427	372,787	52,879
The accompanying notes are integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	PIMCO Short-Term Portfolio (Administrative Class)	DWS Small Cap Index VIP (Class A)	Royce Micro-Cap Portfolio (Investment Class)	Royce Small-Cap Portfolio (Investment Class)	AB VPS Small Cap Growth Portfolio (Class A)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$275	$435	$—	$395	$—
Capital gains distributions received	16	3,085	1,480	648	5,688
Net realized gain (loss) on shares redeemed	—	22	20	(534)	8,017
Net change in unrealized appreciation (depreciation) on investments	(99)	(8,498)	(4,306)	(4,730)	(10,846)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	192	(4,956)	(2,806)	(4,221)	2,859

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	—	5,273	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	(842)	—
Net transfers between other subaccounts
or fixed rate option	1	—	—	—	(23,921)
Miscellaneous transactions	—	—	—	—	—
Other charges	—	(432)	(328)	(1,304)	(1,224)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	1	(432)	(328)	3,127	(25,145)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	193	(5,388)	(3,134)	(1,094)	(22,286)

NET ASSETS
Beginning of period	12,562	44,687	31,506	46,950	125,097
End of period	$12,755	$39,299	$28,372	$45,856	$102,811

Beginning units	10,000	20,858	23,002	25,471	45,913
Units issued	—	—	—	2,715	—
Units redeemed	—	(194)	(228)	(1,045)	(7,839)
Ending units	10,000	20,664	22,774	27,141	38,074

The accompanying notes are integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Invesco V.I. Small Cap Equity Fund (Series I)	Franklin Small Cap Value VIP Fund (Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class)	Lazard Retirement International Equity Portfolio (Service Shares)	AST Balanced Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$—	$6,545	$1,569	$346	$—
Capital gains distributions received	19,004	111,455	3,109	1,129	—
Net realized gain (loss) on shares redeemed	(4,840)	(32,146)	(35)	—	—
Net change in unrealized appreciation (depreciation) on investments	(40,241)	(162,690)	(14,175)	(4,604)	(901)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(26,077)	(76,836)	(9,532)	(3,129)	(901)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	9,594	23,594	—	—	—
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(16,759)	(179,508)	—	—	—
Miscellaneous transactions	(1,429)	(1,426)	—	—	—
Other charges	(2,857)	(7,599)	(1,870)	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(11,451)	(164,939)	(1,870)	—	—

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,528)	(241,775)	(11,402)	(3,129)	(901)

NET ASSETS
Beginning of period	292,193	720,342	122,732	22,495	18,259
End of period	$254,665	$478,567	$111,330	$19,366	$17,358

Beginning units	139,758	334,513	67,754	10,000	9,437
Units issued	48,726	10,829	—	—	—
Units redeemed	(45,046)	(90,261)	(1,035)	—	—
Ending units	143,438	255,081	66,719	10,000	9,437

The accompanying notes are integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$—	$—	$216	$597	$(27)
Capital gains distributions received	—	—	18	19,029	2,250
Net realized gain (loss) on shares redeemed	—	324	(200)	3	(70)
Net change in unrealized appreciation (depreciation) on investments	(772)	(4,617)	(97)	(30,020)	(6,245)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(772)	(4,293)	(63)	(10,391)	(4,092)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	—	—	4,052	18,590	9,435
Policy loans, net of repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	(448)	(643)	—
Net transfers between other subaccounts
or fixed rate option	(1)	—	—	—	—
Miscellaneous transactions	—	—	(5)	(60)	(57)
Other charges	—	(2,459)	(4,452)	(17,428)	(9,343)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(1)	(2,459)	(853)	459	35

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(773)	(6,752)	(916)	(9,932)	(4,057)

NET ASSETS
Beginning of period	15,459	153,623	11,284	159,097	33,115
End of period	$14,686	$146,871	$10,368	$149,165	$29,058

Beginning units	8,111	92,356	683	6,117	834
Units issued	—	—	250	704	229
Units redeemed	—	(1,479)	(302)	(679)	(228)
Ending units	8,111	90,877	631	6,142	835

The accompanying notes are integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

SUBACCOUNT
AST Cohen & Steers Realty Portfolio
1/1/2018
to
12/31/2018

OPERATIONS
Net investment income (loss)	$(54)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	8
Net change in unrealized appreciation (depreciation) on investments	(587)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(633)

CONTRACTHOLDER TRANSACTIONS
Participant or contractholder net payments	1,050
Policy loans, net of repayments and interest	—
Surrenders, withdrawals and death benefits	—
Net transfers between other subaccounts
or fixed rate option	—
Miscellaneous transactions	1
Other charges	(1,047)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	4

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(629)

NET ASSETS
Beginning of period	12,192
End of period	$11,563

Beginning units	1,002
Units issued	88
Units redeemed	(88)
Ending units	1,002

The accompanying notes are integral part of these financial statements.
A48

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2019

Note 1:	General

The Prudential Variable Contract Account GI-2 (the “Account”) was established under the laws of the State of New Jersey on June 14, 1988 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts (individually, a “contract or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for group insurance contracts which are generally issued to employers, associations, sponsoring organizations or trusts (individually, a “contractholder" and collectively, the “contractholders”) who make contributions on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a Group Variable Universal Life contract is a “participant.” Under a PruBenefit Select contract, the contractholder makes all premium contributions and is generally the sole beneficiary of the death benefits.

The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	Prudential Small Capitalization Stock Portfolio
Prudential Flexible Managed Portfolio	MFS® Total Return Bond Series (Initial Class)
Prudential Stock Index Portfolio	T. Rowe Price Equity Income Portfolio
Prudential Equity Portfolio (Class I)	(Equity Income Class)
Neuberger Berman AMT Short Duration Bond	Neuberger Berman AMT Large Cap Value Portfolio
Portfolio (Class I)	(Class I) **
DWS High Income VIP (Class A)	Janus Henderson VIT Global Research Portfolio
MFS® Research Series (Initial Class)	(Institutional Shares)
BNY Mellon VIF, Opportunistic Small Cap Portfolio	Janus Henderson VIT Research Portfolio
(Initial Shares) (formerly Dreyfus VIF Opportunistic	(Institutional Shares)
Small Cap Portfolio (Initial Shares))	Janus Henderson VIT Overseas Portfolio
Templeton Foreign VIP Fund (Class 2)	(Institutional Shares)
Templeton Developing Markets VIP Fund (Class 2)	Lazard Retirement US Small-Mid Cap Equity
Prudential Diversified Bond Portfolio	Portfolio (Service Shares)
Prudential High Yield Bond Portfolio	Janus Henderson VIT Enterprise Portfolio
Prudential Value Portfolio (Class I)	(Institutional Shares)
Prudential Jennison Portfolio (Class I)	AB VPS Real Estate Investment Portfolio
Prudential Global Portfolio	(Class A) ***
American Century VP Balanced Fund (Class I)	DWS Government & Agency Securities VIP (Class A)
American Century VP International Fund (Class I)	Prudential Conservative Balanced Portfolio
American Century VP Value Fund (Class I)	Prudential Jennison 20/20 Focus Portfolio (Class I)
T. Rowe Price Mid-Cap Growth Portfolio	BNY Mellon VIF, International Equity Portfolio
(Mid-Cap Growth Class)	(Initial Shares) (formerly Dreyfus VIF
T. Rowe Price New America Growth Portfolio	International Equity Portfolio (Initial Shares))

A49

Note 1:	General (continued)

DWS Small Mid Cap Value VIP (Class A)	Fidelity® VIP Index 500 Portfolio (Service Class)
Lazard Retirement Emerging Markets Equity	PIMCO Low Duration Portfolio (Administrative Class)
Portfolio (Service Shares)	PIMCO Short-Term Portfolio (Administrative
T. Rowe Price Moderate Allocation Portfolio	Class) ***
(formerly T. Rowe Price Personal Strategy Balanced	DWS Small Cap Index VIP (Class A)
Portfolio)	Royce Micro-Cap Portfolio (Investment Class)
Prudential Government Income Portfolio	Royce Small-Cap Portfolio (Investment Class)
Prudential Natural Resources Portfolio (Class I)	AB VPS Small Cap Growth Portfolio (Class A)
T. Rowe Price International Stock Portfolio	Invesco V.I. Small Cap Equity Fund (Series I)
Invesco V.I. Core Equity Fund (Series I) ***	Franklin Small Cap Value VIP Fund (Class 2)
Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Freedom 2030 Portfolio
(Service Class) ***	(Service Class)
PIMCO Long-Term U.S. Government Portfolio	Lazard Retirement International Equity Portfolio
(Administrative Class)	(Service Shares) ***
DWS Capital Growth VIP (Class A)	AST Balanced Asset Allocation Portfolio ***
Franklin Mutual Global Discovery VIP Fund (Class 2)	AST Wellington Management Hedged
PIMCO Total Return Portfolio (Administrative Class)	Equity Portfolio ***
AB VPS International Growth Portfolio (Class A)	AST Preservation Asset Allocation Portfolio
Fidelity® VIP Freedom 2015 Portfolio	JPMorgan Insurance Trust Core Bond Portfolio
(Service Class)	(Class 1)
Invesco V.I. International Growth Fund (Series I)	JPMorgan Insurance Trust U.S. Equity Portfolio
Templeton Global Bond VIP Fund (Class 2)	(Class 1)
Neuberger Berman AMT Mid Cap Growth	JPMorgan Insurance Trust Small Cap Core Portfolio
Portfolio (Class I)	(Class 1)
Fidelity® VIP Mid Cap Portfolio (Service Class)	AST Cohen & Steers Realty Portfolio
Franklin Strategic Income VIP Fund (Class 2)	Neuberger Berman AMT Sustainable Equity
Fidelity® VIP Value Strategies Portfolio	Portfolio (Class I)
(Service Class)	AST Neuberger Berman/LSV Mid-Cap Value
Fidelity® VIP Government Money Market Portfolio	Portfolio *
(Service Class)	Invesco V.I. Government Securities Fund (Series I) *
Fidelity® VIP Freedom 2025 Portfolio	Invesco V.I. Managed Volatility Fund (Series I) *
(Service Class)	Neuberger Berman AMT International Equity
Fidelity® VIP Contrafund® Portfolio (Service Class)	(Class S) *
Fidelity® VIP Freedom 2020 Portfolio	PIMCO VIT All Asset Portfolio (Administrative
(Service Class)	Class) *

*    Subaccount was available for investment but had no assets as of December 31, 2019, and no activity during 2019.

**    Subaccount was no longer available for investment as of December 31, 2019.

*** Subaccount liquidated during the period ended December 31, 2019.

The following table sets forth the date at which a merger took place in the Account. The transfer from the removed subaccount to the surviving subaccount for the period ended December 31, 2019 is reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

A50

Note 1:	General (continued)

Merger Date	Removed Portfolio	Surviving Portfolio
5/1/2019	Neuberger Berman AMT Large Cap Value Portfolio (Class I)	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.
New sales of PruBenefit Select which invests in the Account have been discontinued. However, premium payments made by contractholders will continue to be received by the Account.

Note 2:     Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:     Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

A51

Note 3:	Fair Value Measurements (continued)

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchase and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2019 were as shown below. For subaccounts involved in mergers, as disclosed in Note 1, investments received by the surviving subaccount were recorded at fair value in exchange for units issued by the surviving subaccount; however, the historical cost basis of the investment was carried forward from the removed subaccount to the surviving subaccount, resulting in no recognition of gain or loss by either subaccount. In the table below, the transfer of the assets is reflected as a sale from the removed subaccount and a purchase by the surviving subaccount.

	Purchases	Sales
Prudential Government Money Market Portfolio	$2,034,428	$1,819,528
Prudential Flexible Managed Portfolio	849,628	916,323
Prudential Stock Index Portfolio	2,555,947	4,807,834
Prudential Equity Portfolio (Class I)	899,689	1,903,131
Neuberger Berman AMT Short Duration Bond Portfolio (Class I)	307,228	429,822
DWS High Income VIP (Class A)	578,230	754,469
MFS® Research Series (Initial Class)	748,556	1,407,692
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	10,038	544,025
Templeton Foreign VIP Fund (Class 2)	796,491	930,783
Templeton Developing Markets VIP Fund (Class 2)	617,627	1,000,632
Prudential Diversified Bond Portfolio	202,905	117,563
Prudential High Yield Bond Portfolio	288,724	278,259
Prudential Value Portfolio (Class I)	313,092	425,188
Prudential Jennison Portfolio (Class I)	631,692	998,219
Prudential Global Portfolio	61,956	202,486
American Century VP Balanced Fund (Class I)	30,891	46,840
American Century VP International Fund (Class I)	14,623	12,538
American Century VP Value Fund (Class I)	45,922	46,816
T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)	1,344,247	2,276,838
T. Rowe Price New America Growth Portfolio	504,046	466,018
Prudential Small Capitalization Stock Portfolio	569,306	846,302
MFS® Total Return Bond Series (Initial Class)	30,626	33,943
T. Rowe Price Equity Income Portfolio (Equity Income Class)	1,244,418	1,949,069
Neuberger Berman AMT Large Cap Value Portfolio (Class I)	640	20,250
Janus Henderson VIT Global Research Portfolio (Institutional Shares)	34,083	62,401
Janus Henderson VIT Research Portfolio (Institutional Shares)	15,668	14,479
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	25,321	20,205
Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)	17,380	16,466
Janus Henderson VIT Enterprise Portfolio (Institutional Shares)	718,258	1,357,290
AB VPS Real Estate Investment Portfolio (Class A)	—	136,241
DWS Government & Agency Securities VIP (Class A)	5,353	20,754
Prudential Conservative Balanced Portfolio	608,518	826,915

A52

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
Prudential Jennison 20/20 Focus Portfolio (Class I)	$182,595	$132,739
BNY Mellon VIF, International Equity Portfolio (Initial Shares)	351,000	442,914
DWS Small Mid Cap Value VIP (Class A)	208,872	154,232
Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)	424,887	604,798
T. Rowe Price Moderate Allocation Portfolio	441,553	401,725
Prudential Government Income Portfolio	202	215
Prudential Natural Resources Portfolio (Class I)	—	53
T. Rowe Price International Stock Portfolio	2,938	2,292
Invesco V.I. Core Equity Fund (Series I)	—	20,654
Fidelity® VIP Equity-Income Portfolio (Service Class)	—	18,279
PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	39,101	182,603
DWS Capital Growth VIP (Class A)	109,721	6,187
Franklin Mutual Global Discovery VIP Fund (Class 2)	—	647
PIMCO Total Return Portfolio (Administrative Class)	—	281
AB VPS International Growth Portfolio (Class A)	27	21,935
Fidelity® VIP Freedom 2015 Portfolio (Service Class)	—	1,872
Invesco V.I. International Growth Fund (Series I)	—	722
Templeton Global Bond VIP Fund (Class 2)	—	2,889
Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)	43,778	3,979
Fidelity® VIP Mid Cap Portfolio (Service Class)	20,401	441,602
Franklin Strategic Income VIP Fund (Class 2)	—	627
Fidelity® VIP Value Strategies Portfolio (Service Class)	6,676	177,076
Fidelity® VIP Government Money Market Portfolio (Service Class)	1,143,290	1,103,888
Fidelity® VIP Freedom 2025 Portfolio (Service Class)	—	1,014
Fidelity® VIP Contrafund® Portfolio (Service Class)	31,877	859,098
Fidelity® VIP Freedom 2020 Portfolio (Service Class)	—	935
Fidelity® VIP Index 500 Portfolio (Service Class)	19,392	123,994
PIMCO Low Duration Portfolio (Administrative Class)	—	1,213
PIMCO Short-Term Portfolio (Administrative Class)	—	12,927
DWS Small Cap Index VIP (Class A)	—	455
Royce Micro-Cap Portfolio (Investment Class)	—	336
Royce Small-Cap Portfolio (Investment Class)	5,073	1,162
AB VPS Small Cap Growth Portfolio (Class A)	69,653	167,620
Invesco V.I. Small Cap Equity Fund (Series I)	11,349	70,446
Franklin Small Cap Value VIP Fund (Class 2)	10,331	73,622
Fidelity® VIP Freedom 2030 Portfolio (Service Class)	—	2,101
Lazard Retirement International Equity Portfolio (Service Shares)	—	21,730
AST Balanced Asset Allocation Portfolio	—	19,281
AST Wellington Management Hedged Equity Portfolio	—	16,262
AST Preservation Asset Allocation Portfolio	—	2,788
JPMorgan Insurance Trust Core Bond Portfolio (Class 1)	4,925	4,638
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)	17,187	29,360
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)	9,516	9,715
AST Cohen & Steers Realty Portfolio	69	126
Neuberger Berman AMT Sustainable Equity Portfolio (Class I)	1,943	1,242

Note 6:     Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

A53

Note 6:	Related Party Transactions (continued)

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

A54

Note 7:	Financial Highlights

Prudential sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges, which exclude Prudential's position in the Account. The summary may not reflect the minimum and maximum contract charges as contractholders may not have selected all available contract options offered by Prudential.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio**	Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2019	363	$13.55	to	$13.55	$4,926	1.89%		0.45%	1.46%	to	1.46%
December 31, 2018	346	$13.36	to	$13.36	$4,620	1.52%		0.45%	1.07%	to	1.07%
December 31, 2017	359	$13.22	to	$13.22	$4,751	0.56%		0.45%	0.11%	to	0.11%
December 31, 2016	340	$13.20	to	$13.20	$4,485	0.10%		0.45%	-0.35%	to	-0.35%
December 31, 2015	311	$13.25	to	$13.25	$4,116	0.00%	(2)	0.45%	-0.45%	to	-0.45%

	Prudential Flexible Managed Portfolio
December 31, 2019	221	$32.14	to	$32.14	$7,102	0.00%		0.45%	19.35%	to	19.35%
December 31, 2018	222	$26.93	to	$26.93	$5,988	0.00%		0.45%	-4.62%	to	-4.62%
December 31, 2017	226	$28.23	to	$28.23	$6,385	0.00%		0.45%	14.46%	to	14.46%
December 31, 2016	238	$24.67	to	$24.67	$5,858	0.00%		0.45%	8.04%	to	8.04%
December 31, 2015	245	$22.83	to	$22.83	$5,584	0.00%		0.45%	0.55%	to	0.55%

	Prudential Stock Index Portfolio
December 31, 2019	780	$37.32	to	$37.32	$29,119	0.00%		0.45%	30.50%	to	30.50%
December 31, 2018	844	$28.59	to	$28.59	$24,134	0.00%		0.45%	-5.05%	to	-5.05%
December 31, 2017	870	$30.12	to	$30.12	$26,211	1.56%		0.45%	20.93%	to	20.93%
December 31, 2016	889	$24.90	to	$24.90	$22,148	1.84%		0.45%	11.34%	to	11.34%
December 31, 2015	922	$22.37	to	$22.37	$20,618	1.47%		0.45%	0.75%	to	0.75%

	Prudential Equity Portfolio (Class I) (4)
December 31, 2019	267	$2.72	to	$35.91	$8,685	0.00%		0.45%	28.32%	to	28.89%
December 31, 2018	440	$2.11	to	$27.98	$7,594	0.00%		0.45%	-5.29%	to	-4.85%
December 31, 2017	462	$2.21	to	$29.55	$8,337	0.00%		0.45%	25.23%	to	25.78%
December 31, 2016	491	$1.76	to	$23.59	$7,053	0.00%		0.45%	3.32%	to	3.78%
December 31, 2015	521	$1.70	to	$22.84	$6,996	0.00%		0.45%	1.89%	to	2.36%

	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)
December 31, 2019	89	$15.37	to	$15.37	$1,364	1.97%		0.45%	3.22%	to	3.22%
December 31, 2018	96	$14.89	to	$14.89	$1,435	1.64%		0.45%	0.56%	to	0.56%
December 31, 2017	92	$14.80	to	$14.80	$1,363	1.47%		0.45%	0.44%	to	0.44%
December 31, 2016	95	$14.74	to	$14.74	$1,406	1.21%		0.45%	0.77%	to	0.77%
December 31, 2015	98	$14.63	to	$14.63	$1,432	1.50%		0.45%	-0.26%	to	-0.26%

	DWS High Income VIP (Class A)
December 31, 2019	149	$28.12	to	$28.12	$4,198	5.77%		0.45%	15.18%	to	15.18%
December 31, 2018	155	$24.41	to	$24.41	$3,793	8.08%		0.45%	-2.96%	to	-2.96%
December 31, 2017	168	$25.15	to	$25.15	$4,234	5.95%		0.45%	7.03%	to	7.03%
December 31, 2016	173	$23.50	to	$23.50	$4,065	6.25%		0.45%	12.37%	to	12.37%
December 31, 2015	176	$20.92	to	$20.92	$3,683	6.34%		0.45%	-4.87%	to	-4.87%

	MFS® Research Series (Initial Class)
December 31, 2019	316	$37.30	to	$37.30	$11,788	0.79%		0.45%	32.37%	to	32.37%
December 31, 2018	334	$28.18	to	$28.18	$9,422	0.70%		0.45%	-4.81%	to	-4.81%
December 31, 2017	364	$29.60	to	$29.60	$10,779	1.35%		0.45%	22.83%	to	22.83%
December 31, 2016	382	$24.10	to	$24.10	$9,210	0.78%		0.45%	8.26%	to	8.26%
December 31, 2015	390	$22.26	to	$22.26	$8,678	0.72%		0.45%	0.34%	to	0.34%

A55

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)
December 31, 2019	117	$31.61	to	$31.61	$3,705	0.00%	0.45%	21.24%	to	21.24%
December 31, 2018	135	$26.07	to	$26.07	$3,515	0.00%	0.45%	-19.46%	to	-19.46%
December 31, 2017	155	$32.37	to	$32.37	$5,020	0.00%	0.45%	24.14%	to	24.14%
December 31, 2016	178	$26.08	to	$26.08	$4,645	0.00%	0.45%	16.57%	to	16.57%
December 31, 2015	210	$22.37	to	$22.37	$4,700	0.00%	0.45%	-2.73%	to	-2.73%

	Templeton Foreign VIP Fund (Class 2)
December 31, 2019	246	$19.46	to	$19.46	$4,784	1.73%	0.45%	12.03%	to	12.03%
December 31, 2018	252	$17.37	to	$17.37	$4,384	2.68%	0.45%	-15.83%	to	-15.83%
December 31, 2017	270	$20.64	to	$20.64	$5,582	2.56%	0.45%	16.18%	to	16.18%
December 31, 2016	279	$17.77	to	$17.77	$4,953	1.95%	0.45%	6.70%	to	6.70%
December 31, 2015	285	$16.65	to	$16.65	$4,747	3.17%	0.45%	-6.93%	to	-6.93%

	Templeton Developing Markets VIP Fund (Class 2)
December 31, 2019	104	$41.94	to	$41.94	$4,364	1.01%	0.45%	26.15%	to	26.15%
December 31, 2018	114	$33.25	to	$33.25	$3,781	0.87%	0.45%	-16.18%	to	-16.18%
December 31, 2017	122	$39.67	to	$39.67	$4,830	0.98%	0.45%	39.80%	to	39.80%
December 31, 2016	123	$28.38	to	$28.38	$3,489	0.83%	0.45%	16.93%	to	16.93%
December 31, 2015	122	$24.27	to	$24.27	$2,970	2.02%	0.45%	-19.99%	to	-19.99%

	Prudential Diversified Bond Portfolio (4)
December 31, 2019	256	$2.11	to	$29.98	$824	0.00%	0.45%	10.41%	to	10.91%
December 31, 2018	202	$1.90	to	$27.15	$663	0.00%	0.45%	-0.68%	to	-0.15%
December 31, 2017	194	$1.90	to	$27.34	$701	0.00%	0.45%	6.53%	to	7.00%
December 31, 2016	180	$1.78	to	$25.66	$656	0.00%	0.45%	5.12%	to	5.59%
December 31, 2015	151	$1.69	to	$24.41	$600	0.00%	0.45%	-0.71%	to	-0.26%

	Prudential High Yield Bond Portfolio
December 31, 2019	46	$34.25	to	$34.25	$1,581	0.00%	0.45%	15.82%	to	15.82%
December 31, 2018	46	$29.57	to	$29.57	$1,351	2.93%	0.45%	-1.71%	to	-1.71%
December 31, 2017	51	$30.08	to	$30.08	$1,534	6.11%	0.45%	7.33%	to	7.33%
December 31, 2016	49	$28.03	to	$28.03	$1,381	6.48%	0.45%	15.73%	to	15.73%
December 31, 2015	49	$24.22	to	$24.22	$1,189	6.21%	0.45%	-2.89%	to	-2.89%

	Prudential Value Portfolio (Class I) (4)
December 31, 2019	338	$2.09	to	$38.86	$1,767	0.00%	0.45%	25.51%	to	26.05%
December 31, 2018	402	$1.66	to	$30.96	$1,495	0.00%	0.45%	-10.30%	to	-9.88%
December 31, 2017	389	$1.84	to	$34.51	$1,621	0.00%	0.45%	16.47%	to	16.99%
December 31, 2016	352	$1.57	to	$29.63	$1,337	0.00%	0.45%	10.91%	to	11.39%
December 31, 2015	302	$1.41	to	$26.72	$1,050	0.00%	0.45%	-8.62%	to	-8.20%

	Prudential Jennison Portfolio (Class I)
December 31, 2019	139	$37.32	to	$37.32	$5,178	0.00%	0.45%	32.76%	to	32.76%
December 31, 2018	150	$28.11	to	$28.11	$4,202	0.00%	0.45%	-1.23%	to	-1.23%
December 31, 2017	155	$28.46	to	$28.46	$4,406	0.00%	0.45%	36.10%	to	36.10%
December 31, 2016	161	$20.91	to	$20.91	$3,376	0.00%	0.45%	-1.34%	to	-1.34%
December 31, 2015	168	$21.20	to	$21.20	$3,569	0.00%	0.45%	10.98%	to	10.98%

	Prudential Global Portfolio (4)
December 31, 2019	202	$2.16	to	$29.33	$688	0.00%	0.45%	29.82%	to	30.35%
December 31, 2018	265	$1.65	to	$22.59	$646	0.00%	0.45%	-7.78%	to	-7.31%
December 31, 2017	242	$1.79	to	$24.50	$670	0.00%	0.45%	24.29%	to	24.84%
December 31, 2016	222	$1.43	to	$19.71	$507	0.00%	0.45%	3.99%	to	4.44%
December 31, 2015	208	$1.37	to	$18.95	$479	0.00%	0.45%	1.91%	to	2.37%

	American Century VP Balanced Fund (Class I)
December 31, 2019	3	$28.36	to	$28.36	$77	1.50%	0.45%	19.33%	to	19.33%
December 31, 2018	3	$23.77	to	$23.77	$79	1.40%	0.45%	-4.29%	to	-4.29%
December 31, 2017	4	$24.84	to	$24.84	$90	1.54%	0.45%	13.41%	to	13.41%
December 31, 2016	4	$21.90	to	$21.90	$79	1.58%	0.45%	6.52%	to	6.52%
December 31, 2015	4	$20.56	to	$20.56	$79	1.66%	0.45%	-3.02%	to	-3.02%

A56

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	American Century VP International Fund (Class I)
December 31, 2019	7	$22.00	to	$22.00	$145	0.84%	0.45%	27.86%	to	27.86%
December 31, 2018	6	$17.21	to	$17.21	$111	1.24%	0.45%	-15.63%	to	-15.63%
December 31, 2017	6	$20.40	to	$20.40	$127	0.85%	0.45%	30.63%	to	30.63%
December 31, 2016	6	$15.61	to	$15.61	$97	1.07%	0.45%	-5.92%	to	-5.92%
December 31, 2015	6	$16.60	to	$16.60	$107	0.36%	0.45%	0.29%	to	0.29%

	American Century VP Value Fund (Class I)
December 31, 2019	9	$46.74	to	$46.74	$439	2.12%	0.45%	26.48%	to	26.48%
December 31, 2018	9	$36.95	to	$36.95	$346	1.66%	0.45%	-9.58%	to	-9.58%
December 31, 2017	9	$40.86	to	$40.86	$385	1.66%	0.45%	8.27%	to	8.27%
December 31, 2016	10	$37.74	to	$37.74	$360	1.74%	0.45%	19.96%	to	19.96%
December 31, 2015	10	$31.46	to	$31.46	$330	2.14%	0.45%	-4.33%	to	-4.33%

	T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)
December 31, 2019	157	$81.11	to	$81.11	$12,723	0.14%	0.45%	30.72%	to	30.72%
December 31, 2018	169	$62.05	to	$62.05	$10,467	0.00%	0.45%	-2.48%	to	-2.48%
December 31, 2017	178	$63.63	to	$63.63	$11,311	0.00%	0.45%	24.23%	to	24.23%
December 31, 2016	185	$51.22	to	$51.22	$9,456	0.00%	0.45%	5.79%	to	5.79%
December 31, 2015	189	$48.41	to	$48.41	$9,170	0.00%	0.45%	6.08%	to	6.08%

	T. Rowe Price New America Growth Portfolio
December 31, 2019	54	$41.83	to	$41.83	$2,266	0.43%	0.45%	34.34%	to	34.34%
December 31, 2018	53	$31.13	to	$31.13	$1,652	0.16%	0.45%	0.69%	to	0.69%
December 31, 2017	51	$30.92	to	$30.92	$1,587	0.11%	0.45%	33.84%	to	33.84%
December 31, 2016	48	$23.10	to	$23.10	$1,117	0.04%	0.45%	0.86%	to	0.86%
December 31, 2015	47	$22.91	to	$22.91	$1,072	0.00%	0.45%	8.10%	to	8.10%

	Prudential Small Capitalization Stock Portfolio
December 31, 2019	55	$67.71	to	$67.71	$3,697	0.00%	0.45%	21.88%	to	21.88%
December 31, 2018	59	$55.55	to	$55.55	$3,280	0.00%	0.45%	-9.14%	to	-9.14%
December 31, 2017	62	$61.14	to	$61.14	$3,776	0.00%	0.45%	12.51%	to	12.51%
December 31, 2016	65	$54.35	to	$54.35	$3,515	0.00%	0.45%	25.96%	to	25.96%
December 31, 2015	65	$43.14	to	$43.14	$2,787	0.00%	0.45%	-2.74%	to	-2.74%

	MFS® Total Return Bond Series (Initial Class)
December 31, 2019	3	$25.37	to	$25.37	$84	3.45%	0.45%	9.72%	to	9.72%
December 31, 2018	3	$23.12	to	$23.12	$79	3.35%	0.45%	-1.54%	to	-1.54%
December 31, 2017	3	$23.48	to	$23.48	$82	3.54%	0.45%	3.99%	to	3.99%
December 31, 2016	4	$22.58	to	$22.58	$80	3.46%	0.45%	3.77%	to	3.77%
December 31, 2015	4	$21.76	to	$21.76	$80	3.03%	0.45%	-0.76%	to	-0.76%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2019	292	$36.11	to	$36.11	$10,562	2.32%	0.45%	25.85%	to	25.85%
December 31, 2018	313	$28.69	to	$28.69	$8,981	1.96%	0.45%	-9.92%	to	-9.92%
December 31, 2017	363	$31.85	to	$31.85	$11,559	1.76%	0.45%	15.51%	to	15.51%
December 31, 2016	375	$27.58	to	$27.58	$10,335	2.34%	0.45%	18.65%	to	18.65%
December 31, 2015	406	$23.24	to	$23.24	$9,440	1.83%	0.45%	-7.28%	to	-7.28%

	Neuberger Berman AMT Large Cap Value Portfolio (Class I) (merged May 1, 2019) (4)
December 31, 2019	—	$1.90	to	$28.78	$—	0.17%	0.45%	10.85%	to	11.50%
December 31, 2018	10	$1.70	to	$25.97	$18	1.21%	0.45%	-1.80%	to	-1.04%
December 31, 2017	10	$1.72	to	$26.44	$19	0.60%	0.45%	12.84%	to	13.36%
December 31, 2016	10	$1.52	to	$23.43	$17	0.81%	0.45%	26.81%	to	27.36%
December 31, 2015	10	$1.19	to	$18.48	$14	0.77%	0.45%	-11.86%	to	-11.81%

	Janus Henderson VIT Global Research Portfolio (Institutional Shares)
December 31, 2019	16	$23.00	to	$23.00	$372	1.01%	0.45%	28.48%	to	28.48%
December 31, 2018	17	$17.90	to	$17.90	$313	1.12%	0.45%	-7.30%	to	-7.30%
December 31, 2017	19	$19.31	to	$19.31	$372	0.82%	0.45%	26.47%	to	26.47%
December 31, 2016	20	$15.27	to	$15.27	$301	1.09%	0.45%	1.61%	to	1.61%
December 31, 2015	22	$15.03	to	$15.03	$332	0.65%	0.45%	-2.74%	to	-2.74%

A57

Note 7:	Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2019	2		$30.77	to	$30.77	$53	0.45%	0.45%	34.93%	to	34.93%
December 31, 2018	2		$22.80	to	$22.80	$38	0.54%	0.45%	-3.06%	to	-3.06%
December 31, 2017	2		$23.52	to	$23.52	$44	0.38%	0.45%	27.32%	to	27.32%
December 31, 2016	3		$18.47	to	$18.47	$51	0.54%	0.45%	0.04%	to	0.04%
December 31, 2015	3		$18.47	to	$18.47	$52	0.64%	0.45%	4.87%	to	4.87%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2019	2		$26.48	to	$26.48	$62	1.91%	0.45%	26.47%	to	26.47%
December 31, 2018	2		$20.94	to	$20.94	$45	1.75%	0.45%	-15.34%	to	-15.34%
December 31, 2017	2		$24.73	to	$24.73	$55	1.52%	0.45%	30.55%	to	30.55%
December 31, 2016	4		$18.94	to	$18.94	$67	4.33%	0.45%	-6.87%	to	-6.87%
December 31, 2015	4		$20.34	to	$20.34	$79	0.58%	0.45%	-9.02%	to	-9.02%

	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)
December 31, 2019	1		$38.25	to	$38.25	$48	0.00%	0.45%	29.36%	to	29.36%
December 31, 2018	1		$29.57	to	$29.57	$36	0.02%	0.45%	-13.67%	to	-13.67%
December 31, 2017	1		$34.25	to	$34.25	$44	0.34%	0.45%	13.45%	to	13.45%
December 31, 2016	2		$30.19	to	$30.19	$58	0.00%	0.45%	15.28%	to	15.28%
December 31, 2015	2		$26.19	to	$26.19	$59	0.00%	0.45%	-2.83%	to	-2.83%

	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)
December 31, 2019	160		$46.59	to	$46.59	$7,454	0.20%	0.45%	34.90%	to	34.90%
December 31, 2018	174		$34.53	to	$34.53	$6,015	0.24%	0.45%	-0.87%	to	-0.87%
December 31, 2017	188		$34.84	to	$34.84	$6,556	0.25%	0.45%	26.86%	to	26.86%
December 31, 2016	198		$27.46	to	$27.46	$5,450	0.15%	0.45%	11.87%	to	11.87%
December 31, 2015	207		$24.55	to	$24.55	$5,084	0.64%	0.45%	3.55%	to	3.55%

	AB VPS Real Estate Investment Portfolio (Class A) (liquidated April 30, 2019)
December 31, 2019	—		$53.75	to	$53.75	$—	2.75%	0.45%	14.39%	to	14.39%
December 31, 2018	3		$46.99	to	$46.99	$119	1.90%	0.45%	-4.56%	to	-4.56%
December 31, 2017	3		$49.24	to	$49.24	$148	1.71%	0.45%	6.06%	to	6.06%
December 31, 2016	4		$46.42	to	$46.42	$176	1.59%	0.45%	7.30%	to	7.30%
December 31, 2015	4		$43.27	to	$43.27	$194	1.51%	0.45%	0.36%	to	0.36%

	DWS Government & Agency Securities VIP (Class A) (4)
December 31, 2019	—	(2)	$1.50	to	$17.81	$6	2.81%	0.45%	1.82%	to	5.95%
December 31, 2018	10		$1.47	to	$16.81	$21	2.74%	0.45%	0.06%	to	0.55%
December 31, 2017	11		$1.46	to	$16.80	$23	2.48%	0.45%	1.22%	to	1.67%
December 31, 2016	10		$1.44	to	$16.59	$23	3.04%	0.45%	0.71%	to	1.15%
December 31, 2015	10		$1.42	to	$16.48	$22	2.77%	0.45%	-0.48%	to	-0.02%

	Prudential Conservative Balanced Portfolio (4)
December 31, 2019	122		$2.58	to	$26.36	$3,226	0.00%	0.45%	9.55%	to	17.97%
December 31, 2018	140		$2.35	to	$22.34	$2,922	0.00%	0.45%	-2.91%	to	-2.47%
December 31, 2017	147		$2.41	to	$23.01	$3,168	0.00%	0.45%	11.87%	to	12.37%
December 31, 2016	152		$2.15	to	$20.57	$2,948	0.00%	0.45%	6.80%	to	7.28%
December 31, 2015	145		$2.00	to	$19.26	$2,612	0.00%	0.45%	-0.04%	to	0.40%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2019	27		$31.44	to	$31.44	$855	0.00%	0.45%	28.37%	to	28.37%
December 31, 2018	25		$24.49	to	$24.49	$620	0.00%	0.45%	-5.79%	to	-5.79%
December 31, 2017	24		$26.00	to	$26.00	$614	0.00%	0.45%	29.72%	to	29.72%
December 31, 2016	22		$20.04	to	$20.04	$445	0.00%	0.45%	1.16%	to	1.16%
December 31, 2015	20		$19.81	to	$19.81	$390	0.00%	0.45%	5.79%	to	5.79%

	BNY Mellon VIF, International Equity Portfolio (Initial Shares)
December 31, 2019	90		$18.16	to	$18.16	$1,637	1.33%	0.45%	19.54%	to	19.54%
December 31, 2018	95		$15.19	to	$15.19	$1,446	1.29%	0.45%	-16.11%	to	-16.11%
December 31, 2017	107		$18.11	to	$18.11	$1,941	1.04%	0.45%	26.77%	to	26.77%
December 31, 2016	105		$14.29	to	$14.29	$1,494	0.97%	0.45%	-5.96%	to	-5.96%
December 31, 2015	105		$15.19	to	$15.19	$1,588	3.26%	0.45%	0.91%	to	0.91%

A58

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	DWS Small Mid Cap Value VIP (Class A)
December 31, 2019	29	$27.62	to	$27.62	$805	0.74%	0.45%		20.98%	to	20.98%
December 31, 2018	27	$22.83	to	$22.83	$616	1.37%	0.45%		-16.41%	to	-16.41%
December 31, 2017	24	$27.31	to	$27.31	$666	0.73%	0.45%		10.04%	to	10.04%
December 31, 2016	22	$24.82	to	$24.82	$546	0.59%	0.45%		16.38%	to	16.38%
December 31, 2015	19	$21.32	to	$21.32	$401	0.31%	0.45%		-2.37%	to	-2.37%

	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)
December 31, 2019	156	$15.32	to	$15.32	$2,383	0.87%	0.45%		17.62%	to	17.62%
December 31, 2018	168	$13.03	to	$13.03	$2,184	1.85%	0.45%		-18.92%	to	-18.92%
December 31, 2017	174	$16.07	to	$16.07	$2,801	1.81%	0.45%		27.26%	to	27.26%
December 31, 2016	167	$12.62	to	$12.62	$2,114	1.07%	0.45%		20.26%	to	20.26%
December 31, 2015	163	$10.50	to	$10.50	$1,716	1.12%	0.45%		-20.44%	to	-20.44%

	T. Rowe Price Moderate Allocation Portfolio
December 31, 2019	60	$24.01	to	$24.01	$1,447	1.99%	0.45%		19.28%	to	19.28%
December 31, 2018	58	$20.13	to	$20.13	$1,175	1.81%	0.45%		-5.51%	to	-5.51%
December 31, 2017	58	$21.30	to	$21.30	$1,226	1.54%	0.45%		16.89%	to	16.89%
December 31, 2016	55	$18.22	to	$18.22	$1,002	1.70%	0.45%		5.99%	to	5.99%
December 31, 2015	51	$17.20	to	$17.20	$881	1.77%	0.45%		-0.50%	to	-0.50%

	Prudential Government Income Portfolio
December 31, 2019	1	$14.38	to	$14.38	$16	0.00%	0.45%		6.14%	to	6.14%
December 31, 2018	1	$13.55	to	$13.55	$15	0.00%	0.45%		0.18%	to	0.18%
December 31, 2017	1	$13.52	to	$13.52	$15	0.00%	0.45%		2.47%	to	2.47%
December 31, 2016	2	$13.19	to	$13.19	$29	0.00%	0.45%		1.71%	to	1.71%
December 31, 2015	1	$12.97	to	$12.97	$14	0.00%	0.45%		0.22%	to	0.22%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2019	1	$11.86	to	$11.86	$12	0.00%	0.45%		10.20%	to	10.20%
December 31, 2018	1	$10.76	to	$10.76	$11	0.00%	0.45%		-18.46%	to	-18.46%
December 31, 2017	3	$13.20	to	$13.20	$39	0.00%	0.45%		-0.63%	to	-0.63%
December 31, 2016	3	$13.28	to	$13.28	$44	0.00%	0.45%		24.92%	to	24.92%
December 31, 2015	1	$10.63	to	$10.63	$11	0.00%	0.00%	(3)	-28.56%	to	-28.56%

	T. Rowe Price International Stock Portfolio
December 31, 2019	1	$30.12	to	$30.12	$40	2.51%	0.45%		27.22%	to	27.22%
December 31, 2018	1	$23.67	to	$23.67	$30	1.39%	0.45%		-14.60%	to	-14.60%
December 31, 2017	1	$27.72	to	$27.72	$34	1.15%	0.45%		27.32%	to	27.32%
December 31, 2016	1	$21.77	to	$21.77	$26	1.09%	0.45%		1.66%	to	1.66%
December 31, 2015	1	$21.42	to	$21.42	$25	0.93%	0.45%		-1.36%	to	-1.36%

	Invesco V.I. Core Equity Fund (Series I) (liquidated April 25, 2019)
December 31, 2019	—	$2.07	to	$2.07	$—	0.00%	0.00%	(3)	17.78%	to	17.78%
December 31, 2018	10	$1.75	to	$1.75	$18	0.91%	0.00%	(3)	-9.39%	to	-9.39%
December 31, 2017	10	$1.94	to	$1.94	$19	1.05%	0.00%	(3)	13.17%	to	13.17%
December 31, 2016	10	$1.71	to	$1.71	$17	0.77%	0.00%	(3)	10.26%	to	10.26%
December 31, 2015	10	$1.55	to	$1.55	$16	1.20%	0.00%	(3)	-5.69%	to	-5.69%

	Fidelity® VIP Equity-Income Portfolio (Service Class) (liquidated April 25, 2019)
December 31, 2019	—	$1.81	to	$1.81	$—	0.38%	0.00%	(3)	14.47%	to	14.47%
December 31, 2018	10	$1.58	to	$1.58	$16	2.21%	0.00%	(3)	-8.40%	to	-8.40%
December 31, 2017	10	$1.72	to	$1.72	$17	1.65%	0.00%	(3)	12.80%	to	12.80%
December 31, 2016	10	$1.53	to	$1.53	$15	2.31%	0.00%	(3)	17.90%	to	17.90%
December 31, 2015	10	$1.30	to	$1.30	$13	0.54%	0.00%	(3)	-4.09%	to	-4.09%

	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)
December 31, 2019	10	$2.36	to	$2.36	$24	2.13%	0.00%		13.32%	to	13.32%
December 31, 2018	70	$2.08	to	$2.08	$146	2.40%	0.00%		-2.38%	to	-2.38%
December 31, 2017	60	$2.13	to	$2.13	$127	2.17%	0.00%		8.95%	to	8.95%
December 31, 2016	67	$1.96	to	$1.96	$131	1.96%	0.00%		0.67%	to	0.67%
December 31, 2015	84	$1.95	to	$1.95	$163	2.00%	0.00%		-1.39%	to	-1.39%

A59

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return*** Lowest — Highest
	DWS Capital Growth VIP (Class A)
December 31, 2019	209	$3.57	to	$3.57	$747	0.39%		0.00%		37.09%	to	37.09%
December 31, 2018	177	$2.60	to	$2.60	$462	0.69%		0.00%		-1.60%	to	-1.60%
December 31, 2017	152	$2.65	to	$2.65	$403	0.68%		0.00%		26.30%	to	26.30%
December 31, 2016	177	$2.10	to	$2.10	$372	0.83%		0.00%		4.25%	to	4.25%
December 31, 2015	143	$2.01	to	$2.01	$287	0.61%		0.00%		8.62%	to	8.62%

	Franklin Mutual Global Discovery VIP Fund (Class 2)
December 31, 2019	28	$2.03	to	$2.03	$56	1.65%		0.00%		24.37%	to	24.37%
December 31, 2018	28	$1.63	to	$1.63	$46	2.38%		0.00%		-11.22%	to	-11.22%
December 31, 2017	28	$1.84	to	$1.84	$52	1.79%		0.00%		8.60%	to	8.60%
December 31, 2016	29	$1.70	to	$1.70	$48	1.68%		0.00%		12.18%	to	12.18%
December 31, 2015	29	$1.51	to	$1.51	$44	1.25%		0.00%		-3.65%	to	-3.65%

	PIMCO Total Return Portfolio (Administrative Class)
December 31, 2019	1	$13.00	to	$13.00	$16	3.01%		0.45%		7.88%	to	7.88%
December 31, 2018	1	$12.05	to	$12.05	$15	2.55%		0.45%		-0.98%	to	-0.98%
December 31, 2017	1	$12.17	to	$12.17	$16	2.02%		0.45%		4.45%	to	4.45%
December 31, 2016	1	$11.65	to	$11.65	$15	2.07%		0.45%		2.22%	to	2.22%
December 31, 2015	2	$—	to	$11.40	$27	3.50%		0.45%		-0.01%	to	0.29%

	AB VPS International Growth Portfolio (Class A) (4)
December 31, 2019	3	$1.14	to	$17.47	$51	0.47%		0.45%		14.00%	to	26.97%
December 31, 2018	14	$1.00	to	$13.76	$59	0.67%		0.45%		-17.79%	to	-17.41%
December 31, 2017	14	$1.21	to	$16.74	$86	1.15%		0.45%		34.44%	to	35.02%
December 31, 2016	15	$0.90	to	$12.45	$73	0.00%		0.45%		-7.29%	to	-6.87%
December 31, 2015	17	$0.96	to	$13.43	$107	0.33%		0.45%		-2.32%	to	-1.87%

	Fidelity® VIP Freedom 2015 Portfolio (Service Class)
December 31, 2019	63	$1.94	to	$1.94	$122	2.02%		0.00%		18.21%	to	18.21%
December 31, 2018	64	$1.64	to	$1.64	$105	1.54%		0.00%		-5.11%	to	-5.11%
December 31, 2017	65	$1.73	to	$1.73	$112	1.46%		0.00%		14.93%	to	14.93%
December 31, 2016	66	$1.51	to	$1.51	$99	1.25%		0.00%		5.81%	to	5.81%
December 31, 2015	123	$1.42	to	$1.42	$175	1.75%		0.00%		-0.44%	to	-0.44%

	Invesco V.I. International Growth Fund (Series I)
December 31, 2019	34	$1.70	to	$1.70	$57	1.60%		0.00%		28.57%	to	28.57%
December 31, 2018	34	$1.32	to	$1.32	$45	2.07%		0.00%		-14.98%	to	-14.98%
December 31, 2017	34	$1.55	to	$1.55	$54	1.46%		0.00%		23.00%	to	23.00%
December 31, 2016	35	$1.26	to	$1.26	$44	1.32%		0.00%		-0.45%	to	-0.45%
December 31, 2015	47	$1.27	to	$1.27	$60	0.82%		0.00%		-2.36%	to	-2.36%

	Templeton Global Bond VIP Fund (Class 2)
December 31, 2019	84	$1.94	to	$1.94	$163	7.07%		0.00%		2.01%	to	2.01%
December 31, 2018	85	$1.90	to	$1.90	$162	0.00%		0.00%		1.94%	to	1.94%
December 31, 2017	87	$1.86	to	$1.86	$162	0.00%		0.00%		1.93%	to	1.93%
December 31, 2016	88	$1.83	to	$1.83	$161	0.00%		0.00%		2.94%	to	2.94%
December 31, 2015	70	$1.78	to	$1.78	$124	7.69%		0.00%		-4.30%	to	-4.30%

	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I) (4)
December 31, 2019	194	$2.87	to	$43.62	$598	0.00%		0.45%		32.17%	to	32.71%
December 31, 2018	179	$2.16	to	$33.00	$419	0.00%		0.45%		-6.83%	to	-6.40%
December 31, 2017	122	$2.31	to	$35.42	$314	0.00%		0.45%	(1)	24.74%	to	25.29%
December 31, 2016	133	$1.85	to	$28.40	$272	0.00%		0.45%		3.94%	to	4.40%
December 31, 2015	126	$1.77	to	$27.32	$249	0.00%	(2)	0.45%	(1)	-4.20%	to	1.28%

	Fidelity® VIP Mid Cap Portfolio (Service Class)
December 31, 2019	56	$2.43	to	$2.43	$137	0.56%		0.00%		23.35%	to	23.35%
December 31, 2018	238	$1.97	to	$1.97	$469	0.56%		0.00%		-14.64%	to	-14.64%
December 31, 2017	236	$2.31	to	$2.31	$547	0.66%		0.00%		20.70%	to	20.70%
December 31, 2016	192	$1.92	to	$1.92	$368	0.47%		0.00%		12.11%	to	12.11%
December 31, 2015	168	$1.71	to	$1.71	$288	0.44%		0.00%		-1.50%	to	-1.50%

A60

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Franklin Strategic Income VIP Fund (Class 2)
December 31, 2019	28	$1.79	to	$1.79	$50	5.04%	0.00%		8.05%	to	8.05%
December 31, 2018	28	$1.66	to	$1.66	$47	2.73%	0.00%		-2.13%	to	-2.13%
December 31, 2017	28	$1.70	to	$1.70	$48	2.93%	0.00%		4.56%	to	4.56%
December 31, 2016	29	$1.62	to	$1.62	$47	3.44%	0.00%		7.94%	to	7.94%
December 31, 2015	29	$1.50	to	$1.50	$44	6.37%	0.00%		-3.87%	to	-3.87%

	Fidelity® VIP Value Strategies Portfolio (Service Class)
December 31, 2019	79	$2.08	to	$2.08	$164	1.23%	0.00%		34.29%	to	34.29%
December 31, 2018	168	$1.55	to	$1.55	$259	0.83%	0.00%		-17.33%	to	-17.33%
December 31, 2017	239	$1.87	to	$1.87	$447	1.40%	0.00%		19.21%	to	19.21%
December 31, 2016	275	$1.57	to	$1.57	$432	1.13%	0.00%		9.48%	to	9.48%
December 31, 2015	238	$1.43	to	$1.43	$342	0.99%	0.00%		-3.05%	to	-3.05%

	Fidelity® VIP Government Money Market Portfolio (Service Class)
December 31, 2019	186	$1.12	to	$1.12	$208	1.73%	0.00%		1.92%	to	1.92%
December 31, 2018	146	$1.10	to	$1.10	$161	1.56%	0.00%		1.55%	to	1.55%
December 31, 2017	125	$1.08	to	$1.08	$135	0.58%	0.00%		0.57%	to	0.57%
December 31, 2016	118	$1.07	to	$1.07	$127	0.09%	0.00%		0.10%	to	0.10%
December 31, 2015	403	$1.07	to	$1.07	$432	0.01%	0.00%		0.01%	to	0.01%

	Fidelity® VIP Freedom 2025 Portfolio (Service Class)
December 31, 2019	37	$2.07	to	$2.07	$76	1.94%	0.00%		21.70%	to	21.70%
December 31, 2018	37	$1.70	to	$1.70	$63	1.34%	0.00%		-6.61%	to	-6.61%
December 31, 2017	38	$1.82	to	$1.82	$68	1.42%	0.00%		17.84%	to	17.84%
December 31, 2016	38	$1.54	to	$1.54	$59	1.51%	0.00%		6.11%	to	6.11%
December 31, 2015	33	$1.45	to	$1.45	$47	1.75%	0.00%		-0.36%	to	-0.36%

	Fidelity® VIP Contrafund® Portfolio (Service Class)
December 31, 2019	33	$2.75	to	$2.75	$90	0.19%	0.00%		31.45%	to	31.45%
December 31, 2018	351	$2.09	to	$2.09	$735	0.61%	0.00%		-6.49%	to	-6.49%
December 31, 2017	359	$2.24	to	$2.24	$803	0.95%	0.00%		21.76%	to	21.76%
December 31, 2016	318	$1.84	to	$1.84	$585	0.83%	0.00%		7.91%	to	7.91%
December 31, 2015	268	$1.70	to	$1.70	$456	1.02%	0.00%		0.56%	to	0.56%

	Fidelity® VIP Freedom 2020 Portfolio (Service Class)
December 31, 2019	36	$1.95	to	$1.95	$70	2.00%	0.00%		20.01%	to	20.01%
December 31, 2018	36	$1.63	to	$1.63	$59	1.45%	0.00%		-5.98%	to	-5.98%
December 31, 2017	37	$1.73	to	$1.73	$64	1.46%	0.00%		16.47%	to	16.47%
December 31, 2016	37	$1.48	to	$1.48	$56	1.54%	0.00%		6.04%	to	6.04%
December 31, 2015	30	$1.40	to	$1.40	$42	1.78%	0.00%		-0.37%	to	-0.37%

	Fidelity® VIP Index 500 Portfolio (Service Class)
December 31, 2019	332	$2.79	to	$2.79	$927	1.84%	0.00%		31.18%	to	31.18%
December 31, 2018	373	$2.13	to	$2.13	$794	1.78%	0.00%		-4.59%	to	-4.59%
December 31, 2017	339	$2.23	to	$2.23	$757	1.74%	0.00%		21.59%	to	21.59%
December 31, 2016	331	$1.84	to	$1.84	$607	1.45%	0.00%		11.75%	to	11.75%
December 31, 2015	313	$1.64	to	$1.64	$514	1.75%	0.00%		1.24%	to	1.24%

	PIMCO Low Duration Portfolio (Administrative Class)
December 31, 2019	52	$1.46	to	$1.46	$76	2.76%	0.00%		4.03%	to	4.03%
December 31, 2018	53	$1.41	to	$1.41	$74	1.92%	0.00%		0.34%	to	0.34%
December 31, 2017	54	$1.40	to	$1.40	$75	1.34%	0.00%		1.35%	to	1.35%
December 31, 2016	54	$1.38	to	$1.38	$75	1.49%	0.00%		1.41%	to	1.41%
December 31, 2015	55	$1.36	to	$1.36	$75	3.45%	0.00%		0.31%	to	0.31%

	PIMCO Short-Term Portfolio (Administrative Class) (liquidated April 25, 2019)
December 31, 2019	—	$1.29	to	$1.29	$—	0.82%	0.00%	(3)	1.34%	to	1.34%
December 31, 2018	10	$1.28	to	$1.28	$13	2.17%	0.00%	(3)	1.53%	to	1.53%
December 31, 2017	10	$1.26	to	$1.26	$13	1.70%	0.00%	(3)	2.40%	to	2.40%
December 31, 2016	10	$1.23	to	$1.23	$12	1.58%	0.00%	(3)	2.37%	to	2.37%
December 31, 2015	10	$1.20	to	$1.20	$12	0.95%	0.00%	(3)	1.16%	to	1.16%

A61

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	DWS Small Cap Index VIP (Class A)
December 31, 2019	20	$2.38	to	$2.38	$49	1.04%	0.00%		25.22%	to	25.22%
December 31, 2018	21	$1.90	to	$1.90	$39	0.94%	0.00%		-11.23%	to	-11.23%
December 31, 2017	21	$2.14	to	$2.14	$45	0.95%	0.00%		14.33%	to	14.33%
December 31, 2016	21	$1.87	to	$1.87	$39	1.07%	0.00%		21.03%	to	21.03%
December 31, 2015	21	$1.55	to	$1.55	$33	1.01%	0.00%		-4.60%	to	-4.60%

	Royce Micro-Cap Portfolio (Investment Class)
December 31, 2019	23	$1.49	to	$1.49	$34	0.00%	0.00%		19.55%	to	19.55%
December 31, 2018	23	$1.25	to	$1.25	$28	0.00%	0.00%		-9.04%	to	-9.04%
December 31, 2017	23	$1.37	to	$1.37	$32	0.68%	0.00%		5.19%	to	5.19%
December 31, 2016	23	$1.30	to	$1.30	$30	0.56%	0.00%		19.69%	to	19.69%
December 31, 2015	61	$1.09	to	$1.09	$66	0.00%	0.00%		-12.46%	to	-12.46%

	Royce Small-Cap Portfolio (Investment Class)
December 31, 2019	29	$2.00	to	$2.00	$59	0.71%	0.00%		18.67%	to	18.67%
December 31, 2018	27	$1.69	to	$1.69	$46	0.78%	0.00%		-8.34%	to	-8.34%
December 31, 2017	25	$1.84	to	$1.84	$47	1.01%	0.00%		5.38%	to	5.38%
December 31, 2016	23	$1.75	to	$1.75	$40	1.65%	0.00%		20.96%	to	20.96%
December 31, 2015	34	$1.45	to	$1.45	$49	0.83%	0.00%		-11.79%	to	-11.79%

	AB VPS Small Cap Growth Portfolio (Class A)
December 31, 2019	10	$3.68	to	$3.68	$37	0.00%	0.00%		36.40%	to	36.40%
December 31, 2018	38	$2.70	to	$2.70	$103	0.00%	0.00%		-0.89%	to	-0.89%
December 31, 2017	46	$2.72	to	$2.72	$125	0.00%	0.00%		34.12%	to	34.12%
December 31, 2016	50	$2.03	to	$2.03	$102	0.00%	0.00%		6.46%	to	6.46%
December 31, 2015	42	$1.91	to	$1.91	$80	0.00%	0.00%		-1.25%	to	-1.25%

	Invesco V.I. Small Cap Equity Fund (Series I)
December 31, 2019	113	$2.25	to	$2.25	$254	0.00%	0.00%		26.51%	to	26.51%
December 31, 2018	143	$1.78	to	$1.78	$255	0.00%	0.00%		-15.08%	to	-15.08%
December 31, 2017	140	$2.09	to	$2.09	$292	0.00%	0.00%		14.06%	to	14.06%
December 31, 2016	89	$1.83	to	$1.83	$163	0.00%	0.00%		12.06%	to	12.06%
December 31, 2015	79	$1.64	to	$1.64	$130	0.00%	0.00%		-5.52%	to	-5.52%

	Franklin Small Cap Value VIP Fund (Class 2)
December 31, 2019	225	$2.37	to	$2.37	$533	1.13%	0.00%		26.31%	to	26.31%
December 31, 2018	255	$1.88	to	$1.88	$479	0.94%	0.00%		-12.88%	to	-12.88%
December 31, 2017	335	$2.15	to	$2.15	$720	0.53%	0.00%		10.65%	to	10.65%
December 31, 2016	292	$1.95	to	$1.95	$569	0.84%	0.00%		30.19%	to	30.19%
December 31, 2015	250	$1.49	to	$1.49	$373	0.51%	0.00%		-7.39%	to	-7.39%

	Fidelity® VIP Freedom 2030 Portfolio (Service Class)
December 31, 2019	66	$2.08	to	$2.08	$136	1.92%	0.00%		24.37%	to	24.37%
December 31, 2018	67	$1.67	to	$1.67	$111	1.29%	0.00%		-7.88%	to	-7.88%
December 31, 2017	68	$1.81	to	$1.81	$123	1.34%	0.00%		20.82%	to	20.82%
December 31, 2016	69	$1.50	to	$1.50	$103	1.57%	0.00%		6.52%	to	6.52%
December 31, 2015	30	$1.41	to	$1.41	$42	1.67%	0.00%		-0.34%	to	-0.34%

	Lazard Retirement International Equity Portfolio (Service Shares) (liquidated April 25, 2019)
December 31, 2019	—	$2.17	to	$2.17	$—	0.00%	0.00%	(3)	12.21%	to	12.21%
December 31, 2018	10	$1.94	to	$1.94	$19	1.59%	0.00%	(3)	-13.91%	to	-13.91%
December 31, 2017	10	$2.25	to	$2.25	$22	2.60%	0.00%	(3)	22.33%	to	22.33%
December 31, 2016	10	$1.84	to	$1.84	$18	1.33%	0.00%	(3)	-4.29%	to	-4.29%
December 31, 2015	10	$1.92	to	$1.92	$19	1.68%	0.00%	(3)	1.75%	to	1.75%

	AST Balanced Asset Allocation Portfolio (liquidated April 25, 2019)
December 31, 2019	—	$2.04	to	$2.04	$—	0.00%	0.00%	(3)	11.08%	to	11.08%
December 31, 2018	9	$1.84	to	$1.84	$17	0.00%	0.00%	(3)	-4.93%	to	-4.93%
December 31, 2017	9	$1.93	to	$1.93	$18	0.00%	0.00%	(3)	14.90%	to	14.90%
December 31, 2016	9	$1.68	to	$1.68	$16	0.00%	0.00%	(3)	6.30%	to	6.30%
December 31, 2015	9	$1.58	to	$1.58	$15	0.00%	0.00%	(3)	0.48%	to	0.48%

A62

Note 7:	Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	AST Wellington Management Hedged Equity Portfolio (liquidated April 25, 2019)
December 31, 2019	—		$2.00	to	$2.00	$—	0.00%	0.00%	(3)	10.73%	to	10.73%
December 31, 2018	8		$1.81	to	$1.81	$15	0.00%	0.00%	(3)	-5.00%	to	-5.00%
December 31, 2017	8		$1.91	to	$1.91	$15	0.00%	0.00%	(3)	13.59%	to	13.59%
December 31, 2016	8		$1.68	to	$1.68	$14	0.00%	0.00%	(3)	6.52%	to	6.52%
December 31, 2015	8		$1.58	to	$1.58	$13	0.00%	0.00%	(3)	-0.63%	to	-0.63%

	AST Preservation Asset Allocation Portfolio
December 31, 2019	89		$1.85	to	$1.85	$166	0.00%	0.00%		14.74%	to	14.74%
December 31, 2018	91		$1.62	to	$1.62	$147	0.00%	0.00%		-2.84%	to	-2.84%
December 31, 2017	92		$1.66	to	$1.66	$154	0.00%	0.00%		10.13%	to	10.13%
December 31, 2016	94		$1.51	to	$1.51	$142	0.00%	0.00%		5.52%	to	5.52%
December 31, 2015	85		$1.43	to	$1.43	$122	0.00%	0.00%		0.14%	to	0.14%

	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)
December 31, 2019	1		$17.71	to	$17.71	$12	2.52%	0.45%		7.70%	to	7.70%
December 31, 2018	1		$16.44	to	$16.44	$10	2.45%	0.45%		-0.45%	to	-0.45%
December 31, 2017	1		$16.52	to	$16.52	$11	2.53%	0.45%		3.11%	to	3.11%
December 31, 2016	1		$16.02	to	$16.02	$14	2.48%	0.45%		1.66%	to	1.66%
December 31, 2015	2		$15.76	to	$15.76	$26	3.59%	0.45%		0.67%	to	0.67%

	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)
December 31, 2019	6		$31.86	to	$31.86	$183	0.87%	0.45%		31.18%	to	31.18%
December 31, 2018	6		$24.28	to	$24.28	$149	0.82%	0.45%		-6.63%	to	-6.63%
December 31, 2017	6		$26.01	to	$26.01	$159	0.87%	0.45%		21.79%	to	21.79%
December 31, 2016	6		$21.35	to	$21.35	$133	0.98%	0.45%		10.45%	to	10.45%
December 31, 2015	6		$19.33	to	$19.33	$120	1.15%	0.45%		0.39%	to	0.39%

	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)
December 31, 2019	1		$43.15	to	$43.15	$36	0.40%	0.45%		24.03%	to	24.03%
December 31, 2018	1		$34.79	to	$34.79	$29	0.37%	0.45%		-12.41%	to	-12.41%
December 31, 2017	1		$39.72	to	$39.72	$33	0.32%	0.45%		14.72%	to	14.72%
December 31, 2016	1		$34.62	to	$34.62	$30	0.50%	0.45%		19.63%	to	19.63%
December 31, 2015	1		$28.94	to	$28.94	$30	0.14%	0.45%		-5.72%	to	-5.72%

	AST Cohen & Steers Realty Portfolio
December 31, 2019	1		$15.08	to	$15.08	$15	0.00%	0.45%		30.65%	to	30.65%
December 31, 2018	1		$11.54	to	$11.54	$12	0.00%	0.45%		-5.18%	to	-5.18%
December 31, 2017	1		$12.17	to	$12.17	$12	0.00%	0.00%	(3)	5.77%	to	5.77%
December 31, 2016	1		$11.51	to	$11.51	$12	0.00%	0.00%	(3)	4.36%	to	4.36%
December 31, 2015	1		$11.03	to	$11.03	$11	0.00%	0.00%	(3)	4.35%	to	4.35%

	Neuberger Berman AMT Sustainable Equity Portfolio (Class I) (5)
December 31, 2019	—	(2)	$31.74	to	$31.74	$1	0.46%	0.45%		9.07%	to	9.07%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%		0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%		0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%		0.00%	to	0.00%
December 31, 2015	—		$—	to	$—	$—	0.00%	0.00%		0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does

A63

Note 7:	Financial Highlights (continued)

not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amounts for the years ended December 31, 2015 and 2017 were revised in the December 31, 2018 financial statements to correct previously reported amounts.

(2)	Amount is less than 1,000 units and/or less than 0.01%.

(3)	All units are owned by Prudential and no expenses are charged.

(4)	The expense ratio of 0.45% applies to the Group Variable Universal Life subaccounts only.
The expense ratio of 0.00% applies to the PruBenefit Select subaccounts only.

(5)
The subaccount was available prior to 2019 with no investment activity. Investments into the subaccount began on May 1, 2019. The total return disclosed for this subaccount is from May 1, 2019 to the period ended December 31, 2019.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

The Account supports two types of group contracts: (1) group variable universal life contracts issued to employers or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a “GVUL contract”), and (2) group flexible premium variable universal life contracts issued to employers or trusts established by employers to insure employees (each, a “COLI contract”). The COLI contractholders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include nonqualified executive deferred compensation or salary continuation plans, retiree medical benefits or for other purposes related to informal funding for employee benefits.

GVUL Contract Charges

A.Mortality and Expense Risk Charge

The mortality and expense risk charge, currently equal to an effective annual rate of 0.45%, is applied daily against the net assets of each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is the risk that contractholders may not live as long as estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Prudential. The mortality and expense risk charge is assessed through a reduction in unit values.

B.Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals - Not to exceed the lesser of $6 or 2% of the amount received.

Loans - Not to exceed $20 for each loan made.

Transfers - Not to exceed $20 for each transfer, after the twelfth transfer, in a certificate year.

Deferred Sales Charges - The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

A64

Note 8:	Charges and Expenses (continued)

Additional statement requests related to a contractholder’s insurance - Not to exceed $20 per statement.
C.Cost of Insurance and Other Related Charges
Contractholder contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state taxes attributable to premiums, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales expenses, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the net amount of risk applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units. Loans have a maximum net interest of 2%.

COLI Contract Charges

A.Transaction Fees

Premium Load - This charge is deducted to compensate Prudential for the cost of selling the COLI contract, including an amount to cover the cost of commissions; advertising and the printing and distribution of prospectuses and sales literature; any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium received by Prudential. The premium load is deducted from each premium payment. For the first four coverage years of each basic insurance coverage segment, Prudential may charge up to 8.50% of premiums received each coverage year up to the target premium and 2.00% of excess premium. In coverage years five through nine, Prudential may charge up to 3.75% of premiums received each coverage year up to the target premium and 2.00% of excess premium. In coverage years ten and later, Prudential may charge up to 3.75% of any premiums received. The target premium is a factor per $1,000 of basic insurance, based on issue age and gender. Any premium received by Prudential in excess of the target premium in the same coverage year will be treated as excess premium. The total premium load equals the premium load on the target premium plus the premium load on excess premium, if any.

Surrenders and partial withdrawals - No charge.

Transfers - There is no charge for transfers. Prudential may impose a transfer charge in the future of up to $25 per transfer for each transfer made in excess of 12 per coverage year.

B.Monthly Charges

Cost of Insurance - Prudential will deduct a charge for the cost of the insurance on a covered person under the COLI contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, underwriting class, extra rating class, if any, smoking status, and years from coverage effective date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

Mortality and Expense Risk Charge - The mortality and expense risk charge, currently equal to an effective annual rate of 0.24% of assets in the variable investment options in coverage years one through ten and 0.18% of assets in variable investment options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI contract. The mortality risk Prudential assumes is the risk that covered persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is the risk that expenses incurred in issuing and administering the COLI contract will be greater than Prudential estimated in fixing Prudential’s administrative charges. The mortality and expense risk charge is not a daily charge deducted from the Account. Instead, like the administrative charge, it is deducted on an individual basis from each coverage fund, and results in a reduction in the dollar amount of the coverage fund on that particular date.

To deduct the mortality and expense risk charge from the Variable Investment Options, on each monthly date, Prudential converts the dollar amount of the mortality and expense risk charge into units. The resulting number of units are deducted pro-rata from the variable investment options allocated to the contractholder.

Administrative Charge - This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI contractholders and similar activities. Prudential deducts a monthly

A65

Note 8:	Charges and Expenses (continued)

administrative charge of up to $10 per covered person, proportionately from the dollar amounts held in each of the chosen variable investment options and the fixed interest rate option.
Administrative Charge for Increases to Basic Insurance - Currently, there is no administrative processing charge being made in connection with an increase in basic insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in basic insurance.

Net Interest on Loans - 1% annually. The net interest on loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

To deduct the cost of insurance and administrative charge from the variable investment options and fixed interest rate option, on each monthly date, for each coverage, Prudential calculates the amount of assets in each variable investment option and in the fixed interest rate option and divides the coverage fund by the sum of assets to obtain an allocation factor.

Prudential then calculates the dollar amount of the cost of insurance and administrative charge for the coverage and multiplies the result by the allocation factor for each variable investment option and for the fixed interest rate option to determine the amount to be deducted from each variable investment option and from the fixed interest rate option. Prudential then converts the dollar amount to be deducted from the variable investment options into units, and then subtracts such units from the variable investment options, Prudential subtracts the dollar amount of the charges from the fixed interest rate option.

Note 9:	Other

Participant or contractholder net payments represent contractholder or participant contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans, net of repayments and interest represent amounts borrowed by contractholders or participants, using the contract as the security for the loan, offset by payments made to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contractholders, participants, and beneficiaries made under the terms of the contracts, including amounts that contractholders and participants have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contractholders and participants have directed to be moved among subaccounts, including permitted transfers to and from the fixed account.

Miscellaneous transactions primarily represent timing related adjustments on contractholder transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contractholder account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Note 10:	Subsequent Events

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A66

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The Prudential Insurance Company of America and
the Contractholders of The Prudential Variable Contract Account GI-2

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of The Prudential Variable Contract Account GI-2 indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of The Prudential Variable Contract Account GI-2 as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	T. Rowe Price International Stock Portfolio (1)
Prudential Flexible Managed Portfolio (1)	Invesco V.I. Core Equity Fund (Series I) (4)
Prudential Stock Index Portfolio (1)	Fidelity® VIP Equity-Income Portfolio (Service Class) (4)
Prudential Equity Portfolio (Class I) (1)	PIMCO Long-Term U.S. Government Portfolio (Administrative Class) (1)
Neuberger Berman AMT Short Duration Bond Portfolio (Class I) (1)	DWS Capital Growth VIP (Class A) (1)
DWS High Income VIP (Class A) (1)	Franklin Mutual Global Discovery VIP Fund (Class 2) (1)
MFS® Research Series (Initial Class) (1)	PIMCO Total Return Portfolio (Administrative Class) (1)
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares) (1)	AB VPS International Growth Portfolio (Class A) (1)
Templeton Foreign VIP Fund (Class 2) (1)	Fidelity® VIP Freedom 2015 Portfolio (Service Class) (1)
Templeton Developing Markets VIP Fund (Class 2) (1)	Invesco V.I. International Growth Fund (Series I) (1)
Prudential Diversified Bond Portfolio (1)	Templeton Global Bond VIP Fund (Class 2) (1)
Prudential High Yield Bond Portfolio (1)	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I) (1)
Prudential Value Portfolio (Class I) (1)	Fidelity® VIP Mid Cap Portfolio (Service Class) (1)
Prudential Jennison Portfolio (Class I) (1)	Franklin Strategic Income VIP Fund (Class 2) (1)
Prudential Global Portfolio (1)	Fidelity® VIP Value Strategies Portfolio (Service Class) (1)
American Century VP Balanced Fund (Class I) (1)	Fidelity® VIP Government Money Market Portfolio (Service Class) (1)
American Century VP International Fund (Class I) (1)	Fidelity® VIP Freedom 2025 Portfolio (Service Class) (1)
American Century VP Value Fund (Class I) (1)	Fidelity® VIP Contrafund® Portfolio (Service Class) (1)
T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class) (1)	Fidelity® VIP Freedom 2020 Portfolio (Service Class) (1)
T. Rowe Price New America Growth Portfolio (1)	Fidelity® VIP Index 500 Portfolio (Service Class) (1)
Prudential Small Capitalization Stock Portfolio (1)	PIMCO Low Duration Portfolio (Administrative Class) (1)
MFS® Total Return Bond Series (Initial Class) (1)	PIMCO Short-Term Portfolio (Administrative Class) (4)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	DWS Small Cap Index VIP (Class A) (1)
Neuberger Berman AMT Large Cap Value Portfolio (Class I) (2)	Royce Micro-Cap Portfolio (Investment Class) (1)
Janus Henderson VIT Global Research Portfolio (Institutional Shares) (1)	Royce Small-Cap Portfolio (Investment Class) (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AB VPS Small Cap Growth Portfolio (Class A) (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	Invesco V.I. Small Cap Equity Fund (Series I) (1)
Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares) (1)	Franklin Small Cap Value VIP Fund (Class 2) (1)

A67

Janus Henderson VIT Enterprise Portfolio (Institutional Shares) (1)	Fidelity® VIP Freedom 2030 Portfolio (Service Class) (1)
AB VPS Real Estate Investment Portfolio (Class A) (3)	Lazard Retirement International Equity Portfolio (Service Shares) (4)
DWS Government & Agency Securities VIP (Class A) (1)	AST Balanced Asset Allocation Portfolio (4)
Prudential Conservative Balanced Portfolio (1)	AST Wellington Management Hedged Equity Portfolio (4)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	AST Preservation Asset Allocation Portfolio (1)
BNY Mellon VIF, International Equity Portfolio (Initial Shares) (1)	JPMorgan Insurance Trust Core Bond Portfolio (Class 1) (1)
DWS Small Mid Cap Value VIP (Class A) (1)	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1) (1)
Lazard Retirement Emerging Markets Equity Portfolio (Service Shares) (1)	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) (1)
T. Rowe Price Moderate Allocation Portfolio (1)	AST Cohen & Steers Realty Portfolio (1)
Prudential Government Income Portfolio (1)	Neuberger Berman AMT Sustainable Equity Portfolio (Class I) (1)
Prudential Natural Resources Portfolio (Class I) (1)
(1) Statement of net assets as of December 31, 2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018.
(2) Statement of net assets as of May 1, 2019 (date of merger), statement of operations for the period January 1, 2019 to May 1, 2019 and statement of changes in net assets for the period January 1, 2019 to May 1, 2019 and for the year ended December 31, 2018.

(3) Statement of net assets as of April 30, 2019 (date of liquidation), statement of operations for the period January 1, 2019 to April 30, 2019 and statement of changes in net assets for the period January 1, 2019 to April 30, 2019 and for the year ended December 31, 2018.

(4) Statement of net assets as of April 25, 2019 (date of liquidation), statement of operations for the period January 1, 2019 to April 25, 2019 and statement of changes in net assets for the period January 1, 2019 to April 25, 2019 and for the year ended December 31, 2018.

Basis for Opinions

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of The Prudential Variable Contract Account GI-2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of The Prudential Variable Contract Account GI-2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 15, 2020

We have served as the auditor of one or more of the subaccounts of The Prudential Variable Contract Account GI-2 since 1996.

A68

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2019, 2018 and 2017
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	121
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations and Changes in Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	7
Annual Statement Schedule 1 - Selected Financial Data	110
Supplemental Investments Risks Interrogatories Schedule	113
Summary Investment Schedule	119

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2019	December 31, 2018
	(in millions)
ASSETS
Bonds	$90,272	$84,868
Preferred stocks	101	100
Common stocks	7,352	6,718
Mortgage loans on real estate	21,429	19,140
Real estate	532	531
Contract loans	2,943	2,903
Cash and short-term investments	5,827	3,744
Derivatives	3,455	2,873
Other invested assets	6,734	5,525
Total cash and invested assets	138,645	126,402
Premiums due and deferred	3,461	3,101
Accrued investment income	922	913
Current federal income tax recoverable	—	109
Net deferred tax asset	1,542	1,438
Other assets	1,470	1,529
Separate account assets	146,278	137,672
TOTAL ASSETS	$292,318	$271,164

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$90,123	$84,726
Deposit-type contracts	16,721	16,718
Advanced premiums	57	53
Policy dividends	1,521	1,709
Notes payable and other borrowings	181	181
Asset valuation reserve	3,205	2,549
Federal income tax payable	127	—
Interest maintenance reserve	480	—
Transfers to (from) separate accounts due or accrued	(502)	(441)
Securities sold under agreement to repurchase	6,812	6,908
Cash collateral held for loaned securities	2,797	2,463
Derivatives	1,329	866
Other liabilities	12,093	7,322
Separate account liabilities	145,891	137,415
Total liabilities	280,835	260,469

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	1,437	922
Surplus notes	346	845
Special surplus fund	337	307
Unassigned surplus	9,363	8,621
Total capital and surplus	11,483	10,695
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$292,318	$271,164

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2019	2018	2017
	(in millions)
REVENUES
Premiums and annuity considerations	$29,753	$30,488	$25,310
Net investment income	5,237	4,896	5,158
Other income (loss)	999	1,585	1,376
Total Revenues	35,989	36,969	31,844

BENEFITS AND EXPENSES
Death benefits	4,572	4,804	5,392
Annuity benefits	12,233	11,217	10,335
Disability benefits	1,056	1,018	967
Other benefits	19	20	21
Surrender benefits and fund withdrawals	14,423	12,650	10,715
Net increase (decrease) in reserves	5,133	3,218	3,634
Commissions	1,255	1,057	912
Net transfer to (from) separate accounts	(4,571)	228	(2,295)
Other expenses (benefits)	1,754	1,151	1,414
Total Benefits and Expenses	35,874	35,363	31,095

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	115	1,606	749
Dividends to policyholders	(125)	26	(141)

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	240	1,580	890
Income tax expense (benefit)	270	177	385

INCOME (LOSS) FROM OPERATIONS	(30)	1,403	505
Net realized capital gains (losses)	(139)	(79)	(722)

NET INCOME (LOSS)	$(169)	$1,324	$(217)

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$10,695	$9,948	$11,174
Net income (loss)	(169)	1,324	(217)
Change in common capital stock and gross paid in and contributed surplus	515	715	163
Change in net unrealized capital gains (losses)	1,330	(202)	585
Change in nonadmitted assets	137	(19)	(429)
Change in asset valuation reserve	(656)	(67)	(211)
Change in net deferred income tax	398	278	(655)
Change in surplus notes	(499)	—	—
Change in reserve on account of change in valuation basis	185	(877)	53
Dividends to stockholders	(600)	—	(1,000)
Net change in separate accounts surplus	467	(320)	56
Amortization related to employee retirement plans and other pension adjustments	(180)	(156)	389
Other changes, net	(140)	71	40
Net change in capital and surplus	788	747	(1,226)
CAPITAL AND SURPLUS, END OF PERIOD	$11,483	$10,695	$9,948

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2019	2018	2017
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$26,189	$29,501	$22,437
Net investment income	5,160	4,766	4,999
Other income	1,601	1,577	1,624
Separate account transfers	7,644	699	4,908
Benefits and claims	(31,918)	(29,968)	(27,420)
Policyholders’ dividends	(62)	(62)	(137)
Federal income taxes	(179)	(282)	(482)
Other operating expenses	(1,984)	(1,443)	(1,801)

Net cash from (used in) operating activities	6,451	4,788	4,128

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	14,140	13,949	11,825
Stocks	470	515	533
Mortgage loans on real estate	3,023	2,889	2,759
Real estate	—	260	—
Other invested assets	647	844	777
Miscellaneous proceeds	552	197	179
Payments for investments acquired
Bonds	(19,367)	(20,452)	(13,222)
Stocks	(350)	(854)	(556)
Mortgage loans on real estate	(5,270)	(3,395)	(3,262)
Real estate	(43)	(212)	(52)
Other invested assets	(1,259)	(1,285)	(963)
Miscellaneous applications	(351)	(178)	(393)

Net cash from (used in) investing activities	(7,808)	(7,722)	(2,375)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(49)	(19)	(16)
Proceeds from (payments of) surplus paid in	—	500	150
Dividends to stockholders	(600)	—	(1,000)
Net deposits on deposit-type contract funds	(526)	(1,002)	(45)
Other financing activities	4,615	2,072	9

Net cash from (used in) financing activities	3,440	1,551	(902)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	2,083	(1,383)	851
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	3,744	5,127	4,276
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$5,827	$3,744	$5,127

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Years Ended
		December 31,
	2019	2018	2017
	(in millions)
In-kind assets receipt related to pension risk transfer transactions	$3,135	$806	$2,706
Repayment of a surplus note by parent	500	—	—
Asset transfer from common stocks to other invested assets	256	—	—
Amortization of deferred gains related to reinsurance transactions with affiliates	92	110	118
Dividend distribution from a subsidiary related to a tax payment agreement	30	74	85
Transfer of bonds from an affiliate	23	—	—
Transfer of bonds to an affiliate	20	—	—
Contribution of tax credits from parent	15	15	14
Contribution of tax credits to a subsidiary	6	6	5
Capitalized deferred interest on mortgage loans	4	—	—
Capital contribution from parent	—	200	—
Donation of equity securities to an affiliated charitable organization	—	30	69
Asset transfer from mortgage loans to other invested assets	—	1	—
Transfer of net assets from affiliates	—	—	334
Deferral of gains related to a reinsurance transaction with an affiliate	—	—	131
Unsettled trade activity	—	—	75
Impairment of a fixed asset	—	—	19
Payment on a loan	—	—	2

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1A.	Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance and annuities, group insurance and pension and retirement products and related services and administration. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices

The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:

•
The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•
Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment.   With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2019 and 2018, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

•
In 2004, one of the Company’s insurance subsidiaries, Prudential Retirement and Annuity Company (“PRIAC”), received approval from its domiciliary insurance department, the Connecticut Insurance Department, to record a deferred gain associated with an assumption reinsurance agreements between Connecticut General Life Insurance Company and PRIAC in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with those relevant annual statement instructions. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance with the guidance of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance,” and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by PRIAC’s Appointed Actuary. See Note 1D, Accounting Policy, for additional information related to accounting for investments in subsidiaries.

•
The Department approved a permitted accounting practice related to variable annuities that differs from SAP. In conjunction with the calculation of reserves per SSAP No. 51R, “Life Contracts” (“SSAP No. 51R”), the permitted practice allows for adjustments to the discount rate and “bond class” return prescribed parameters of the Actuarial Guideline 43 “CARVM for Variable Annuities” (“AG 43”), standard scenario calculation to be more consistent with current market conditions. In addition to adjusting the Company’s reserves calculated under SAP, the use of the permitted practice effects the calculation of current taxes and net admitted deferred tax assets. The permitted practice is referred to as “Reserve calculation adjustments” in the below financial statement reconciliation. The permitted accounting practice was discontinued as of fourth quarter 2019.

•
In 2015, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)
Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2019 and 2018, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)
Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦
To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” instead of recording these securities at fair value as required by SSAP No. 56.

◦
The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦
To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦
To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” indicates that derivatives that are used for hedging transactions for which an entity either (1) doesn’t meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2019	2018	2017
				(in millions)
Net Income
New Jersey state basis (Page 4, Net Income)				$(169)	$1,324	$(217)

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Other income (loss)	(1,021)	(144)	(211)
Separate Account Valuation	56	4	Net increase (decrease) in reserves	1,021	144	211

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Reserve calculation adjustments	51R	4	Net increase (decrease) in reserves	—	1	(27)
Reserve calculation adjustments	51R	4	Income tax expense (benefit)	—	(26)	1
NAIC SAP				$(169)	$1,349	$(191)

Surplus
New Jersey state basis (Page 3, Total Capital and Surplus)				$11,483	$10,695	$9,948

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	4	Change in nonadmitted assets	41	40	42

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	4	Change in net unrealized capital gains (losses)	(56)	(62)	(70)
Reserve calculation adjustments	51R	4	Net increase (decrease) in reserves	—	1	(27)
Reserve calculation adjustments	51R	4	Income tax expense (benefit)	—	(26)	1
Reserve calculation adjustments	51R	4	Change in net deferred income tax	—	26	5
Reserve calculation adjustments	51R	4	Change in nonadmitted assets	—	(29)	(9)
NAIC SAP				$11,498	$10,745	$10,006

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	SSAP #	F/S Page	F/S Line #	2019	2018
				(in millions)
Assets
New Jersey state basis (Page 3, Total Assets)				$292,318	$271,164

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Separate account assets	(2,614)	450
Admit leasehold improvements	19	3	Other assets	41	40

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	3	Common stocks	(56)	(62)
Reserve calculation adjustments	51R	3	Net deferred tax asset	—	(4)
Reserve calculation adjustments	51R	3	Current federal income tax recoverable	—	(26)
NAIC SAP				$294,947	$270,766

Liabilities
New Jersey state basis (Page 3, Total Liabilities)				$280,835	$260,469

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Future policy benefits and claims	(1,021)	(144)
Separate Account Valuation	56	3	Separate account liabilities	(1,593)	594

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Reserve calculation adjustments	51R	3	Future policy benefits and claims	—	(1)
NAIC SAP				$283,449	$260,020

1C.	Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

1D.	Accounting Policy
In addition, the Company uses the following accounting policies:

1)
Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.

Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

2)
Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into six categories ranging from highest quality bonds to those in or near default. Bonds rated in the top five categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss.
The Company does not hold any bonds that utilize the systematic value measurement method approach for SVO-Identified investments.
Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2019 and 2018.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2019 and 2018.

3)
Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.

4)
Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

5)
Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

6)
Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.

7)
Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in net investment income when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.

8)
Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or permitted alternatives as defined in SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies.”

9)
Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 8, Derivatives, for additional disclosures.

10)	The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”

11)
Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

12)	The Company has not modified its capitalization policy from the prior period.

13)	The Company does not have any pharmaceutical rebates receivable.

14)
Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Net realized capital gains (losses) are recorded upon termination of the agreements.

15)
Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

and accounted for based on the type of investment. A liability to return collateral received is reported in “Cash collateral held for loaned securities.”

16)	Contract loans are stated at unpaid principal balances.

17)
Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Under SAP, several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:

a)	the reasons for the decline in value (credit event, currency or interest related, including general spread widening);

b)	a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;

c)	a company’s intent to sell its investment before recovery of the cost of the investment;

d)	the financial condition of and near-term prospects of the issuer; and

e)	for stocks, the extent and duration of the decline.

For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on a post tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, even if the Company has no intent to sell and the Company has the intent and ability to hold to recovery, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on a post tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.

18)
Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”

19)
Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.

20)
Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate in light of the assets supporting them.

21)
The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and past experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

22)
AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.

23)	Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.

24)
The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings.

25)
The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurance are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.

26)
Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.

27)
“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.

28)	Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP and NAIC statutory instructions.

29)	NAIC SAP and NJ SAP differ from GAAP in certain respects, which in some cases may be material. The significant differences between SAP and GAAP are noted below:

•
Under SAP, financial statements of subsidiaries are not consolidated with their parent company. The equity value of the subsidiaries are recorded as preferred stock, common stock and other invested assets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

•
Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the contracts in proportion to gross margins, gross profits or gross premiums, depending on the type of contract.

•
Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•
Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•
Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•
Under SAP, IMR is established to capture interest-related realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•
Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•
Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•	Under SAP, changes in fair value of equity investments are reported in surplus; under GAAP, changes in fair value of equity investments are reported in net income.

•
Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

•	Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•
Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•	Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•
Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense.  In addition, the deferred tax asset under SAP is subject to admissibility limits.

•
Under SAP, deposits to universal life contracts and investment-type contracts without life contingencies are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•
Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•
Under SAP, interest-related other-than-temporary impairments for bonds are determined based primarily upon PICA’s intent to sell or inability to assert its intent and ability to hold the security until recovery; under GAAP, other-than-temporary impairments for debt securities are based primarily upon whether PICA intends to sell the security or more likely than not will be required

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

to sell the security before recovery of its amortized cost basis.

•	Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•
Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

•
Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases and expensed in accordance with ASC 842 “Leases.” Prior to the adoption of ASC 842 in 2019, leases were recorded as either operating or capital leases and expensed in accordance with ASC 840 “Leases.”

1E.	Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.	Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In December 2017, the Securities and Exchange Commission (“SEC”) staff issued Staff Accounting Bulletin No. 118, “Income Tax Accounting Implications of the Tax Cuts and Jobs Act” (“SAB 118”), which allows the registrants to record provisional amounts during a “measurement period” not to extend beyond one year. On February 8, 2018, the NAIC’s SAP Working Group issued INT 18-01, Updated Tax Estimates under the Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”), which adopts concepts from SAB 118 related to “complete” and “incomplete” estimates and those items for which a reasonable estimate cannot be determined. See Note 9, Income Taxes, for a discussion

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

of provisional amounts related to the Tax Act of 2017 included in “Total incurred income tax expense” in 2017 and adjustments to provisional amounts recorded in 2018.

1G.	Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. There were no accounting changes or corrections of errors as of December 31, 2019, 2018 and 2017, respectively.
In 2019, the NAIC adopted final revisions to the Valuation Manual (VM-21), Actuarial Guideline 43 (“AG 43”), and risk-based capital instructions to implement a new variable annuity statutory framework for 2020. Changes include: (i) aligning economically-focused hedge assets with liability valuations; (ii) reforming standard scenarios for AG 43 and C3 Phase II; and (iii) standardizing capital market assumptions and aligning total asset requirements and reserves. The Company does not expect material impacts to target capital levels from the revised framework. The NAIC is considering further changes to the Valuation Manual for future years.
In March 2017, the NAIC adopted revisions to SSAP No. 35R, “Guaranty Fund and Other Assessments.” The revision allows for the discounting of liabilities for guaranty funds and the related assets recognized from accrued and paid liability assessments from insolvencies of entities that wrote long term care contracts. See Note 14B, Assessments, for details regarding guaranty fund assessments.
In 2016, the NAIC adopted a principle-based reserving approach for life insurance products. Principle-based reserving replaces the reserving methods for life insurance products for which the former formulaic basis for reserves may not accurately reflect the risks or costs of the liability or obligations of the insurer. The principle-based reserving approach had a three-year phase-in period. Principle-based reserving will not affect reserves for policies in force prior to January 1, 2017.

The Company has introduced updated versions of its individual life products in conjunction with the requirement to adopt principle-based reserving by January 1, 2020. These updated products are currently priced to support the principle-based statutory reserve level without the need for reserve financing. Certain elements of the implementation of principle-based reserving are yet to be finalized by the NAIC and may have a material impact on statutory reserves. The Company continues to assess the impact of the implementation of principle-based reserving on projected statutory reserve levels, product pricing and the use of financing.

3.    BUSINESS COMBINATIONS AND GOODWILL
Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the book value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect on the Company’s financial condition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2019
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Ada Cogen Holdings LP	12/10/2013	$5	$5	$2	$1	100.0%
NNE Holding LLC	4/24/2015	16	7	1	1	19.3%
Total		XXX	XXX	$3	$2	XXX

December 31, 2018
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Ada Cogen Holdings LP	12/10/2013	$5	$5	$2	$1	100.0%
Tenaska Prudential Partners, LLC	12/18/2013	37	33	—	14	0.0%
AmeriMark Holdings, LLC - Series A Common Units (R)	5/31/2013	2	2	1	—	100.0%
AmeriMark Holdings, LLC - Series A Preferred Units (R)	5/31/2013	3	2	1	—	100.0%
NNE Holding LLC	4/24/2015	16	7	3	1	19.8%
Total		XXX	XXX	$7	$16	XXX
Impairment Loss
Based on market performance throughout the year, Amerimark’s Preferred and Common stock value was valued at $0, resulting in the impairment of the associated goodwill. Furthermore, the fair value was determined on a Multiples Approach using a valuation multiple of 5.8x. The amount that was charged to realized capital losses for the Company was $2 million during 2019.

4.    DIVESTED BUSINESS
The Company did not have any material discontinued operations during 2019, 2018 and 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5.    INVESTMENTS

5A.	Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The Securities Valuation Office (“SVO”) evaluates the investments of insurers for statutory purposes and assigns bonds one of six categories called “NAIC Designations.” In general, NAIC Designations of “1” highest quality or “2” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest four categories approximated 5.40% and 5.81% of the Company’s bonds as of December 31, 2019 and 2018, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.
The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2019
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,748	$1,196	$4	$7,940
All other governments	4,024	459	7	4,476
Political subdivisions of states, territories and possessions	794	121	—	915
Special revenue and special assessment obligation all non guaranteed obligations of agencies	6,366	787	7	7,146
Industrial & miscellaneous (unaffiliated)	69,344	5,690	190	74,844
Parent, subsidiaries and affiliates	2,689	198	1	2,886
Hybrid Securities	307	69	3	373
Total bonds	$90,272	$8,520	$212	$98,580

Unaffiliated Preferred Stocks
Redeemable	$96	$13	$—	$109
Non-redeemable	5	1	—	6
Total unaffiliated preferred stocks	$101	$14	$—	$115

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,251	$715	$116	$6,850
All other governments	4,090	151	97	4,144
Political subdivisions of states, territories and possessions	776	68	3	841
Special revenue and special assessment obligation all non guaranteed obligations of agencies	5,927	398	51	6,274
Industrial & miscellaneous (unaffiliated)	64,504	2,027	1,210	65,321
Parent, subsidiaries and affiliates	3,006	83	17	3,072
Hybrid Securities	314	39	5	348
Total bonds	$84,868	$3,481	$1,499	$86,850

Unaffiliated Preferred Stocks
Redeemable	$90	$2	$1	$91
Non-redeemable	10	9	—	19
Total unaffiliated preferred stocks	$100	$11	$1	$110

The following table sets forth the carrying amount and estimated fair value of bonds including (short-term investments) categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan backed and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2019		December 31, 2018
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$5,686	$5,711	$4,892	$4,908
Due after one year through five years	15,221	15,760	15,098	15,279
Due after five years through ten years	14,437	15,529	12,784	13,060
Due after ten years	32,518	38,021	31,053	32,327
Subtotal	$67,862	$75,021	$63,827	$65,574

Asset-backed securities	$7,658	$7,676	$7,749	$7,740
Commercial mortgage-backed securities	7,433	7,816	6,662	6,708
Residential mortgage-backed securities	1,572	1,707	1,394	1,468
Other loan backed and structured securities	6,612	7,226	6,586	6,710
Total	$91,137	$99,446	$86,218	$88,200

Proceeds from the sale of bonds were $5,128 million, $5,506 million and $2,807 million for the years ended December 31, 2019, 2018 and 2017, respectively. Gross gains of $126 million, $82 million and $66 million and gross losses of $88 million, $131 million and $20 million were realized on such sales during the years ended December 31, 2019, 2018 and 2017, respectively.

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $84 million, $78 million and $90 million, for preferred stocks were $5 million, $1 million and $3 million, and for unaffiliated common stocks were $18 million, $15 million and $6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2019
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$6,619	$6,534	(85)	$6,029	$5,705	(324)
Unaffiliated Preferred and Common stocks	21	19	(2)	123	123	—
Total	$6,640	$6,553	(87)	$6,152	$5,828	(324)

	December 31, 2018
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$28,529	$27,594	(935)	$15,875	$14,961	(914)
Unaffiliated Preferred and Common stocks	221	215	(6)	27	17	(10)
Total	$28,750	$27,809	(941)	$15,902	$14,978	(924)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2019, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5B.	Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2019 were: agricultural loans 5.90% and 3.15%; commercial loans 8.50% and 1.27%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2018 were: agricultural loans 5.40% and 3.68%; commercial loans 6.00% and 1.83%. For the years ended December 31, 2019 and 2018 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans are geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.31%), New York (8.93%) and Texas (8.82%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2019. The mortgage loans are geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.71%), Texas (9.03%) and New York (8.33%) and included loans secured by properties in Europe, Mexico, Canada and Australia as of December 31, 2018.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2019 and 2018.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $21,271 million of investment grade mortgage loans and $158 million of below investment grade mortgage loans as of December 31, 2019. There were $19,031 million of investment grade mortgage loans and $109 million of below investment grade mortgage loans as of December 31, 2018.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in the lending process. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2019
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	($ in millions)
Recorded Investment (All)
Current	$1,655	$—	$—	$—	$19,700	$62	$21,417
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	12	—	—	—	—	—	12
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	6	—	—	—	—	—	6
Number of Loans	1	—	—	—	—	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	251	—	251

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$1,659	$—	$—	$—	$17,468	$—	$19,127
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	13	—	—	—	—	—	13
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	38	—	—	—	89	—	127
Number of Loans	4	—	—	—	2	—	6
Percent Reduced	0.2%	0.0%	0.0%	0.0%	0.9%	0.0%	1.1%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	245	—	245

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

December 31, 2019
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	12	—	—	—	—	—	12
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

December 31, 2018
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	16	—	—	—	—	—	16
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

The Company did not have investments in impaired loans with or without allowance for credit losses as of both December 31, 2019 and 2018.

5C.	Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2019, the Company had no loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2019
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
00105HDZ6	$1	$1	$—	$1	$1	1Q19
152314GS3	2	2	$—	2	2	1Q19
84751PBL2	—	—	—	—	—	1Q19
00105HDZ6	1	1	—	1	1	2Q19
29445FAD0	—	—	—	—	—	2Q19
589929J58	1	1	—	1	1	2Q19
00105HDZ6	—	—	—	—	—	3Q19
12667FYT6	—	—	—	—	—	3Q19
00105HDZ6	—	—	—	—	—	4Q19
12667FYT6	—	—	—	—	—	4Q19
84751PLP2	1	1	—	1	1	4Q19
Total	$6	$6	$—	$6	$6
The following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(14)	$(96)
12 Months or Longer	$(110)	$(206)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$3,227	$7,476
12 Months or Longer	$2,822	$3,754

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.	Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored in order to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $2,797 million and $2,463 million is invested in “Bonds” and “Cash and short-term investments” as of December 31, 2019 and 2018, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,694 million and $2,381 million as of December 31, 2019 and 2018, respectively. A liability to return collateral received of $2,797 million and $2,463 million is included in “Cash collateral held for loaned securities” as of December 31, 2019 and 2018, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There is no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $2,769 million and $3,048 million is invested in “Cash and short-term investments” as of December 31, 2019 and 2018, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,718 million and $3,012 million as of December 31, 2019 and 2018, respectively. A liability to return collateral received of $2,801 million and $3,080 million (which includes $32 million and $32 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2019 and 2018, respectively. Additionally, assets and a cash collateral liability of $10 million and $13 million were received for unaffiliated lending as of December 31, 2019 and 2018, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2019	December 31, 2018
	(in millions)
Securities Lending:
Open	$2,797	$2,463
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	2,797	2,463
Securities Received	—	—
Total Collateral Received	$2,797	$2,463

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $2,742 million and $2,424 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2019 and 2018, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.
As of both December 31, 2019 and 2018, the Company did not have any security lending transaction administered by an affiliate agent in which one line reporting of the reinvested collateral is used.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	311	313	191	191
31 to 60 Days	88	88	110	110
61 to 90 Days	66	66	223	223
91 to 120 Days	48	48	76	76
121 to 180 Days	204	204	116	116
181 to 365 Days	409	411	285	285
1 to 2 years	836	841	744	741
2 to 3 years	624	627	507	506
Greater than 3 years	145	144	177	176
Subtotal	2,731	2,742	2,429	2,424
Securities Received	—	—	—	—
Total Collateral Reinvested	$2,731	$2,742	$2,429	$2,424

As of both December 31, 2019 and 2018, the Company had no securities lending transactions that extend beyond one year from the reporting date.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2019, the Company has sufficient assets to cover its secured borrowing liability.
The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$7,140	$6,812	$6,818	$6,737
Overnight	—	—	165	—
2 Days to 1 Week	—	—	165	—
>1 Week to 1 Month	—	—	171	171
>1 Month to 3 Months	—	—	168	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$5,725	$—	$6,371
Fair Value	7,251	6,893	7,075	7,020
The securities acquired were bonds with a designation of NAIC 1 with a BACV of $5,725 million and $6,371 million and a fair value of $6,893 million and $7,020 million as of December 31, 2019 and 2018, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the cash collateral received as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$7,140	$6,812	$6,988	$6,908
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2019 and 2018.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2019	December 31, 2018
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$6,812	$6,737
30 Days or Less	—	171
31 to 90 Days	—	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2019		December 31, 2018
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$758	$763	$536	$535
31 to 60 Days	214	214	309	309
61 to 90 Days	161	161	625	625
91 to 120 Days	116	116	212	212
121 to 180 Days	498	498	325	325
181 to 365 Days	997	1,000	801	800
1 to 2 Years	2,036	2,048	2,086	2,080
2 to 3 Years	1,520	1,526	1,422	1,419
Greater than 3 Years	353	352	497	494
The following table sets forth the fair value of the security collateral pledged and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$7,140	$6,812	$6,988	$6,908
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the reverse repurchase agreements that used tri-party trades as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$—	$—	$—	$—
Overnight	50	—	118	—
2 Days to 1 Week	80	—	150	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	13	13	13	13
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the fair value of securities acquired under reverse repurchase agreements as of the dates indicated:

	December 31, 2019	December 31, 2018
	(in millions)
Maximum Amount	$80	$150
Ending Balance	13	13
The securities acquired were bonds with a designation of NAIC 1 with a fair value of $13 million and $13 million as of December 31, 2019 and 2018, respectively.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Cash	$—	$—	$—	$—
Securities (FV)	82	13	153	18
Securities (BACV)		13		18
The following table sets forth the allocation of aggregate collateral pledged by remaining contractual maturity as of the dates indicated:

	December 31, 2019	December 31, 2018
	Fair Value	Fair Value
(in millions)
Overnight and Continuous	$—	$—
30 Days or Less	—	—
61 to 90 Days	13	18
Greater than 90 Days	—	—
The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$80	$13	$150	$13
Securities (FV)	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2019		December 31, 2018
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Repo Securities Sold/Acquired with Cash Collateral	$80	$13	$150	$13
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

5E.     Real Estate
The Company recorded less than $1 million and $0 million of gains on the sale of real estate during the years ended December 31, 2019 and 2018, respectively. There were no impairment losses recognized on real estate during the years ended December 31, 2019 and 2018.
The Company classified $274 million and $263 million as real estate occupied by the Company at December 31, 2019 and 2018, respectively.
The Company classified $258 million (less $255 million of encumbrances) and $268 million (less $256 million of encumbrances) as real estate held for the production of income as of December 31, 2019 and 2018, respectively.
The Company did not classify any real estate as held for sale as of both December 31, 2019 and 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

5F.	Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2019		December 31, 2018
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$346	5.1%	$412	7.5%
Joint venture and limited partnerships interests in common stock	5,164	76.7	4,167	75.4
Joint venture and limited partnerships interests in fixed income	516	7.7	384	7.0
Joint venture and limited partnerships interests - other	543	8.1	520	9.4
Subtotal - Other Invested Assets	6,569	97.6	5,483	99.3
Receivables for Securities	82	1.2	32	0.6
Cash collateral for variation margin	83	1.2	10	0.1
Total Other Invested Assets	$6,734	100.0%	$5,525	100.0%

5G.	Other Investment Disclosures
Troubled Debt Restructuring
The Company had $0 million and less than $1 million of restructured mortgage loans as of December 31, 2019 and 2018, respectively.
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Low-Income Housing Tax Credits
The Company had $46 million, $28 million and $30 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had $151 million and $145 million of LIHTC property investments as of December 31, 2019 and 2018, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 2 investments, 6-10 years – 4 investments, over 10 years – 2 investment as of December 31, 2019 and 0-5 years - 7 investments, 6-10 years - 4 investments, over 10 years - 5 investments as of December 31, 2018. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. There were no impaired LIHTC property investments at December 31, 2019 and 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Restricted Assets
The following tables set forth restricted assets (including pledged assets) as of the dates indicated:

	December 31, 2019
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,390	—	2,719	—	5,109	—	5,109	1.7%	1.7%
Subject to repurchase agreements	5,725	—	20	—	5,745	—	5,745	1.9%	2.0%
Subject to reverse repurchase agreements	13	—	—	—	13	—	13	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	50	—	—	—	50	—	50	0.0%	0.0%
FHLB capital stock	30	—	—	—	30	—	30	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	12,370	—	—	—	12,370	—	12,370	4.2%	4.2%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$20,583	$—	$2,739	$—	$23,322	$—	$23,322	7.8%	7.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,424	—	3,029	—	5,453	—	5,453	2.0%	2.0%
Subject to repurchase agreements	6,370	—	77	—	6,447	—	6,447	2.3%	2.4%
Subject to reverse repurchase agreements	13	—	—	—	13	—	13	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	600	—	—	—	600	—	600	0.2%	0.2%
FHLB Capital Stock	30	—	—	—	30	—	30	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	11,144	—	—	—	11,144	—	11,144	4.1%	4.1%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$20,586	$—	$3,106	$—	$23,692	$—	$23,692	8.6%	8.7%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the detail of assets pledged as collateral not captured in other categories as of the dates indicated:

	December 31, 2019
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$227	$—	$—	$—	$227	$—	$227	0.1%	0.1%
Reinsurance Trust Assets	12,143	—	—	—	12,143	—	12,143	4.1%	4.1%
Total	$12,370	$—	$—	$—	$12,370	$—	$12,370	4.2%	4.2%

	December 31, 2018
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$228	$—	$—	$—	$228	$—	$228	0.1%	0.1%
Reinsurance Trust Assets	10,916	—	—	—	10,916	—	10,916	4.0%	4.0%
Total	$11,144	$—	$—	$—	$11,144	$—	$11,144	4.1%	4.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the dates indicated:

	December 31, 2019
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$972	$971	0.6%	0.7%
Bonds	16,528	17,494	11.0%	11.3%
Mortgage loans	4,276	4,409	2.9%	2.9%
Common stocks	—	—	0.0%	0.0%
Other invested assets	14	15	0.0%	0.0%
Other	(36)	(36)	0.0%	0.0%
Total General Account	$21,754	$22,853	14.5%	14.9%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,591	$2,591	1.8%	1.8%
Bonds	206	194	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%
Total Separate Account	$2,797	$2,785	1.9%	1.9%

	December 31, 2019
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,609	7.1%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,801	1.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	December 31, 2018
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,023	$2,023	1.5%	1.5%
Bonds	14,912	14,965	10.9%	11.2%
Mortgage loans	3,436	3,426	2.5%	2.6%
Common stocks	—	—	0.0%	0.0%
Other invested assets	14	14	0.0%	0.0%
Other	2	2	0.0%	0.0%
Total General Account	$20,387	$20,430	14.9%	15.3%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$13	$13	0.0%	0.0%
Bonds	139	118	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%
Total Separate Account	$152	$131	0.1%	0.1%

	December 31, 2018
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,371	7.6%
Recognized Obligation to Return Collateral Asset (Separate Account)	$—	0.0%

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $35 million, $27 million and $31 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2019, 2018 and 2017.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is nonadmitted and excluded from “Net investment income.” There was no nonadmitted due and accrued rental income on real estate as of December 31, 2019, 2018 and 2017.
Other invested assets had no nonadmitted due and accrued income as of December 31, 2019, 2018 and 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table sets forth “Net investment income” for the years ended December 31:

	2019	2018	2017
	(in millions)

Bonds	$3,760	$3,506	$3,420
Stocks	442	410	667
Mortgage loans	897	821	817
Contract loans	147	147	147
Cash, cash equivalents, and short-term investments	115	102	60
Other investments	724	706	671
Total gross investment income	6,085	5,692	5,782
Less investment expenses	(889)	(812)	(672)
Net investment income before amortization of IMR	5,196	4,880	5,110
Amortization of IMR	41	16	48
Net investment income	$5,237	$4,896	$5,158
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2019	2018	2017
	(in millions)

Bonds	$(44)	$(124)	$(32)
Stocks	10	53	(6)
Mortgage loans	(21)	(11)	(7)
Derivative instruments	755	(273)	(292)
Other invested assets	(16)	58	(26)
Gross realized capital gains (losses)	684	(297)	(363)
Capital gains tax	(175)	(51)	(252)
IMR transfers, net of tax	(648)	269	(107)
Net realized capital (losses)	$(139)	$(79)	$(722)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company has no direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2019
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$148	$148	$220	$—
Total	$148	$148	$220	$—

	December 31, 2018
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$179	$179	$247	$—
Total	$179	$179	$247	$—

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company has no underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2019 and 2018, these commitments were $5,208 million and $5,295 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $987 million and $4,933 million at December 31, 2019 and 2018, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2019 and 2018, financial guarantees issued by the Company were $80,021 million and $79,228 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2019 and 2018, such contracts in force carried a total guaranteed value of $80,009 million and $79,215 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $81,604 million and $77,897 million at December 31, 2019

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

and 2018, respectively. The remaining $12 million is due to a guarantee on behalf of a previously owned investment subsidiary, Washington Street Investments, LLC.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2019			December 31, 2018
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	24	$120	$123	36	$383	$375
LB&SS	11	32	32	9	27	27
Preferred stock	—	—	—	—	—	—
Total	35	$152	$155	45	$410	$402

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years indicated:

	December 31, 2019		December 31, 2018		December 31, 2017
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	150	—	133	—	145	—
Aggregate Amount of investment income	$95	$—	$45	$—	$95	$—

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 7, 2020, the date these audited financial statements were issued.
Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 7, 2020, the date these audited financial statements were issued.
On March 11, 2020, the World Health Organization (“WHO”) declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies and the Company are highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the Company including its operations, lending arrangements, capital position, including the risk-based capital ratio, debt covenants, the fair value of investments and estimates reported in the financial statements and accompanying notes. If the financial markets and/or the overall economy are impacted for an extended period, the Company’s results of operations, financial position and cash flows may be materially adversely affected.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

7.    REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, coinsurance and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2019	2018	2017
	(in millions)
Premiums:
Direct	$25,525	$26,870	$22,221
Assumed	10,459	9,241	8,178
Ceded	6,238	5,632	5,095

The Company has reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The total amount of reinsurance credits taken as a reduction of liability for these agreements in this statement is $153 million, $113 million and $121 million for the years ending December 31, 2019, 2018 and 2017, respectively.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits for individual life and group insurance were $3 million and $90 million as of December 31, 2019, respectively, $6 million and $135 million as of December 31, 2018, respectively, and $41 million and $71 million as of December 31, 2017, respectively.

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2019, 2018 and 2017 as a result of uncollectible or commutated reinsurance with the respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2019	2018	2017	2019	2018	2017
	(in thousands)
Claims incurred	$—	$—	$3,166	$—	$—	$1,162
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	(2,419)	5,350	—	5
Other	—	—	(1,256)	—	—	(312)
Company:
Atlanta Life	—	—	(509)	—	—	—
Swiss Re Life & Health America Inc.	—	—	—	—	—	855
Employers Reinsurance Corporation	—	—	—	1,000	—	—
Exchange Indemnity Corporation	—	—	—	50	—	—
MHL Reinsurance LTD	—	—	—	4,300	—	—

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectable reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The amounts related to reinsurance agreements as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed from affiliated insurers	$25,878	$22,496	$19,182	$7,212	$6,302	$5,610
Assumed from unaffiliated insurers	17,305	16,786	16,323	3,247	2,939	2,568
Total reinsurance assumed	$43,183	$39,282	$35,505	$10,459	$9,241	$8,178

Ceded to affiliated insurers	$62,579	$62,879	$63,099	$2,664	$2,757	$3,013
Ceded to unaffiliated insurers	3,001	2,968	2,935	3,574	2,875	2,082
Total reinsurance ceded	$65,580	$65,847	$66,034	$6,238	$5,632	$5,095

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
DART	$201	$102	$—	$148	$117	$—
GUL Re	100	97	91	68	66	81
Term Re	437	423	401	236	211	259
PURC	148	136	126	83	74	68
PARU	938	921	886	442	422	395
PAR Term	422	384	369	301	230	194
Pramerica	—	1	1	(1)	—	—
UPARC	—	—	—	—	—	(17)
PARCC	713	691	729	605	524	542
PLAZ	268	290	292	224	245	241
PLNJ	48	50	52	41	44	45
Affiliated total	3,275	3,095	2,947	2,147	1,933	1,808
Unaffiliated	15,453	15,074	14,663	1,029	1,097	1,133
Unaffiliated total	15,453	15,074	14,663	1,029	1,097	1,133
Total	$18,728	$18,169	$17,610	$3,176	$3,030	$2,941

Ceded:
PLAZ	$11,187	$10,752	$10,307	$417	$444	$461
DART	—	—	—	—	(2)	—
UPARC	—	—	2	—	—	2
Affiliated total	11,187	10,752	10,309	417	442	463
Unaffiliated	2,793	2,775	2,740	1,467	1,414	1,350
Unaffiliated total	2,793	2,775	2,740	1,467	1,414	1,350
Total	$13,980	$13,527	$13,049	$1,884	$1,856	$1,813

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

DART

Effective January 1, 2018, the Company entered into a yearly renewable term (“YRT”) agreement with a subsidiary, Dryden Arizona Reinsurance Term Company (“DART”), that states DART will retrocede 95% to 100% of the mortality risk on each policy assumed from Pruco Life Insurance Company of Arizona (“PLAZ”) and Pruco Life Insurance Company of New Jersey (“PLNJ”).

GUL Re

Effective January 1, 2017, the Company entered into a YRT agreement with a subsidiary, Gibraltar Universal Life Reinsurance Company (“GUL Re”), that states GUL Re will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. The agreement covers Universal Life (“UL”) policies with effective dates of January 1, 2017 and later, excluding policies that utilize a principles-based reserving methodology. Under this agreement, GUL Re retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. Effective July 1, 2017, the Company amended the agreement with GUL Re to include policies with effective dates prior to January 1, 2014. The amendment states that GUL Re will retrocede 27% of the net amount at risk related to the first $1 million of face amount and 30% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. Under this amended agreement, GUL Re retains between 0% and 3% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $30,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company.

Term Re

Effective January 1, 2014, the Company entered into a YRT agreement with a subsidiary, Prudential Term Reinsurance Company (“Term Re”), that states Term Re will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

PURC

Effective October 1, 2013, the Company entered into a YRT agreement with a subsidiary, Prudential Universal Reinsurance Company (“PURC”), that states PURC will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC (i.e., UL policies with effective dates of 2011 and 2012). Under this agreement, PURC retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2013, the Company amended the agreement with PURC for policies with effective dates of January 1, 2014 and later. The amendment states that PURC will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC. Under this amended agreement, PURC retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In third quarter 2014, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PURC, which was amended to include UL policies with effective dates of 2013, covering the same terms as the original agreement for policies with effective dates of 2011 and 2012 as indicated above). PURC also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider.

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company.

Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary, that states PARU will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PARU (i.e., UL policies with effective dates prior to January 1, 2011). Under this agreement, PARU retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2012, the Company amended the agreement with PARU. The amendment states that PARU will retrocede 95% of the net amount

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLNJ under the coinsurance agreement between PLNJ and PARU. Under this amended agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLNJ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. PARU also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider. In third quarter 2013, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PARU, which was amended to include UL policies with effective dates of 2011 as indicated above). Additionally, in fourth quarter 2013, the Company entered into a novation and assumption agreement with PURC and PARU to have PARU released and discharged from the YRT reinsurance related to the 2011 and 2012 business, which is now being coinsured with PURC and retroceded to the Company through YRT reinsurance.

PAR Term

Effective January 1, 2010, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Term Company (“PAR Term”), that states PAR Term will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

Pramerica

Effective June 24, 2008, the Company entered into a reinsurance agreement with Pramerica to reinsure up to 100% of the policy risk associated with Private Placement Variable Universal Life policies. In addition, the Company has agreed to reinsure excess loss through a YRT contract.

UPARC

Effective October 1, 2006, the Company entered into a YRT agreement with a subsidiary, Universal Prudential Arizona Reinsurance Company (“UPARC”), to assume mortality risk that UPARC had assumed from PLAZ. In January 2011, a portion of the policies with effective dates prior to January 1, 2011, which had been ceded to the Company from UPARC, were recaptured. In addition, in July 2013, a portion of the policies with effective dates of January 1, 2011 through December 31, 2012 were recaptured. In July 2014, a portion of the remaining policies (those with effective dates in 2013) were also recaptured. Effective July 1, 2017, the agreement to reinsure Universal Protector policies having no-lapse guarantees for all effective dates with UPARC has been recaptured. Also, effective July 1, 2017, the Company executed a coinsurance agreement to cede a portion of certain policies on extended term status to UPARC.

PARCC

Effective August 1, 2004, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective July 1, 2019, the agreement between PLAZ and PICA was recaptured for any risk on term products that are coinsured from PLAZ to the term captives PAR Term and PARCC, due to the coinsurance increasing to 100%. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance “ILI” and Hartford Life Insurance Company (“HLIC”) entities) that is classified as GUL.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products.

Unaffiliated

Life reinsurance is accomplished through various plans of reinsurance, primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Ceded:
PLIC	$51,392	$52,127	$52,790	$2,196	$2,291	$2,513
Affiliated total	$51,392	$52,127	$52,790	$2,196	$2,291	$2,513

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
PLNJ	$508	$514	$373	$893	$817	$615
PALAC	170	223	152	3	6	7
Affiliated total	678	737	525	896	823	622
Unaffiliated	1,679	1,555	1,517	6	23	26
Unaffiliated total	1,679	1,555	1,517	6	23	26
Total	$2,357	$2,292	$2,042	$902	$846	$648

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

PALAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with Prudential Annuities Life Assurance Company (“PALAC”) for its deferred variable annuity business written in New York on a whole contract basis where of the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis.

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Allstate Financial (“Allstate”) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Allstate included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

Retirement

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
PLAZ	$3	$3	$4	$—	$—	$—
Affiliated total	3	3	4	—	—	—
Unaffiliated	166	149	131	2,211	1,818	1,409
Unaffiliated total	166	149	131	2,211	1,818	1,409
Total	$169	$152	$135	$2,211	$1,818	$1,409

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
Prudential Life Insurance Co., Ltd. (Japan)	$16,442	$14,431	$12,632	$2,765	$2,314	$1,973
Prudential Gibraltar Financial Life Insurance Co., Ltd.	5,480	4,230	3,074	1,402	1,230	1,205
Prudential Life Insurance Co. of Korea, Ltd.	—	—	—	2	2	2
Affiliated total	$21,922	$18,661	$15,706	$4,169	$3,546	$3,180

Ceded:
Pramerica Life S.p.A	$—	$—	$—	$—	$—	$5
Pramerica Towarzystwo Ubezpleczen na Zacie	—	—	—	—	—	4
Prudential Seguros, S.A.	—	—	—	1	1	1
Prudential Seguros Mexico, S.A. de C.V.	—	—	—	30	3	8
Prudential Life Insurance Company of Taiwan Inc.	—	—	—	20	20	19
Affiliated total	—	—	—	51	24	37
Unaffiliated	—	—	—	3	3	2
Unaffiliated total	—	—	—	3	3	2
Total	$—	$—	$—	$54	$27	$39

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”) and Prudential Gibraltar Financial Life Insurance Co. Ltd. For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

During the second quarter of 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $8.5 billion related to this trust arrangement were on deposit with trustees as of December 31, 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Assumed:
Unaffiliated	$7	$8	$12	$1	$1	$—
Unaffiliated total	$7	$8	$12	$1	$1	$—

Ceded:
Unaffiliated	$192	$174	$174	$2,103	$1,457	$729
Unaffiliated total	$192	$174	$174	$2,103	$1,457	$729

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2019	2018	2017	2019	2018	2017
	(in millions)
Ceded:
Unaffiliated	$16	$19	$21	$1	$1	$1
Unaffiliated total	$16	$19	$21	$1	$1	$1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.
The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged was 39 years and 38 years, as of December 31, 2019 and 2018, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, no component of the derivative’s gain or loss is excluded. The Company does not have any cash flow hedges of forecasted transactions other than those related to the payment of variable cash flows on existing financial instruments.
Interest Rate Contracts
Interest rate swaps and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.
Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices. These derivatives do not qualify for hedge accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These equity options do not qualify for hedge accounting.
Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $100 million and $100 million as of December 31, 2019 and 2018, respectively. These credit derivatives are reported at fair value as an asset of $1 million and $1 million, as of December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, these credit derivatives’ notionals had the following NAIC ratings: $36 million in NAIC 1, $60 million in NAIC 2, and $4 million in NAIC 3. The Company has also written credit protection on a certain index references with notional amounts of $887 million and $4,833 million, reported at fair value as an asset of $39 million and $6 million as of December 31, 2019 and 2018, respectively. As of December 31, 2019, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $570 million in NAIC 3, and $267 million in NAIC 6. As of December 31, 2018, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $4,393 million in NAIC 3, and $390 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have maturities of less than 1 year, while the credit protection on the index reference has a maturity of less than 28 years. These credit derivatives are accounted for as RSATs.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2019 and 2018, the Company had $0 million and $57 million of outstanding notional amounts, reported at fair value as $0 million and a $1 million liability, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $1,969 million and $475 million as of December 31, 2019 and 2018, respectively.
The net fair value of securities pledged as collateral to the Company was $49 million and $652 million as of December 31, 2019 and 2018, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2019 and 2018:

	Derivatives Financial Instruments
	December 31, 2019			December 31, 2018
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$1,465	$49	$49	$314	$34	$34
Liabilities	$207	$14	$14	$206	$1	$1
Swaps:
Assets	31,308	3,401	3,723	36,279	2,827	2,655
Liabilities	26,723	1,289	1,361	21,333	865	1,006
Forwards:
Assets	472	5	20	2,090	12	71
Liabilities	2,040	26	82	91	—	—
Futures:
Assets	150	—	—	2,367	—	12
Liabilities	3,224	—	21	145	—	—
Totals:
Assets	$33,395	$3,455	$3,792	$41,050	$2,873	$2,772
Liabilities	$32,194	$1,329	$1,478	$21,775	$866	$1,007
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

The Company does not have any future premium payments outstanding as of December 31, 2019.

	December 31, 2019	December 31, 2018
	(in millions)
Undiscounted Future Premium Commitments	$—	$5
Derivative Fair Value With Premium Commitments (Reported on DB)	—	6
Derivative Fair Value Excluding Impact of Future Settled Premiums	—	11

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9.    INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2019 and 2018.
The Tax Act of 2017 was enacted into law on December 22, 2017 and was generally effective starting in 2018. The Tax Act of 2017 changes the taxation of businesses and individuals by lowering tax rates and broadening the tax base through the acceleration of taxable income and the deferral or elimination of certain deductions. The most significant changes for the Company are: (1) the reduction of the corporate tax rate from 35% to 21%; (2) revised methodologies for determining deductions for tax reserves and the dividends received deduction (“DRD”); and (3) an increased capitalization and amortization period for acquisition costs related to certain products.

9A.
The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$4,176	$119	$4,295	$3,917	$95	$4,012	$259	$24	$283
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	4,176	119	4,295	3,917	95	4,012	259	24	283
DTA Nonadmitted	1,044	—	1,044	841	—	841	203	—	203
Subtotal (Net Admitted Adjusted Gross DTA)	3,132	119	3,251	3,076	95	3,171	56	24	80
DTL	1,283	426	1,709	1,365	368	1,733	(82)	58	(24)
Net Admitted DTA	$1,849	$(307)	$1,542	$1,711	$(273)	$1,438	$138	$(34)	$104

*Prior period amounts have been updated to conform to current period presentation.

	December 31, 2019	December 31, 2018
	(in millions)
Change in Net DTA	$307	$281
Less: Change in Net DTL on unrealized (gains)/losses	(91)	3
Less: Shared based payment adjustment	—	—
Less: Other balance sheet reclass	—	—
Change in net deferred income tax	$398	$278

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The components of the admission calculation are as follows:

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$69	$69	$—	$66	$66	$—	$3	$3
Admitted pursuant to 11.b. (Realization)	1,473	—	1,473	1,372	—	1,372	101	—	101
Realization per 11.b.i	1,802	—	1,802	1,589	—	1,589	213	—	213
Limitation per 11.b.ii			1,473			1,372			101
Admitted pursuant to 11.c	1,659	50	1,709	1,704	29	1,733	(45)	21	(24)
Total Admitted pursuant to SSAP No. 101	$3,132	$119	$3,251	$3,076	$95	$3,171	$56	$24	$80

*Prior period amounts have been updated to conform to current period presentation.

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2019	December 31, 2018
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	740.99%	693.05%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$14,255	$12,953

	December 31, 2019		December 31, 2018		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$4,176	$119	$3,917	$95	$259	$24
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	3,132	119	3,076	95	56	24
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	100.0%	0.0%	100.0%	0.0%	0.0%

*Prior period amounts have been updated to conform to current period presentation.

The Company’s tax-planning strategies do not include the use of reinsurance.

9B.    Deferred tax liabilities not recognized:
There were no DTLs that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9C.	Current income taxes incurred consist of the following major components as of December 31:

Current Income Tax:

				Change	Change
	2019	2018	2017	2019-2018	2018-2017
	(in millions)
Federal	$265	$168	$372	$97	$(204)
Foreign	5	9	13	(4)	(4)
Subtotal	270	177	385	93	(208)
Federal income tax on net realized capital gains (losses)	175	51	252	124	(201)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$445	$228	$637	$217	$(409)

DTAs Resulting from Book/Tax Differences:

	2019	2018	Change
	(in millions)
Ordinary:
Insurance Reserves	$1,971	$2,048	$(77)
Policyholder Dividends	254	277	(23)
Deferred Acquisition Costs	446	350	96
Employee Benefits	735	623	112
Invested Assets	605	418	187
Nonadmitted Assets	106	94	12
Other Deferred Tax Assets	59	107	(48)
Subtotal	4,176	3,917	259
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,044	841	203
Total admitted ordinary DTA	3,132	3,076	56
Capital:
Invested Assets – Bonds, Stocks, & Other	119	95	24
Subtotal	119	95	24
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Total admitted capital DTA	119	95	24
Total admitted DTA (Ordinary and Capital)	$3,251	$3,171	$80

*Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

DTLs Resulting from Book/Tax Differences:

	2019	2018	Change
	(in millions)
Ordinary:
Insurance Reserves	$654	$950	$(296)
Invested Assets - Derivatives & Other	592	391	201
Other	37	24	13
Subtotal	1,283	1,365	(82)
Capital:
Invested Assets - Bonds, Stocks, & Other	333	367	(34)
Unrealized Capital (Gains)/Losses	93	1	92
Subtotal	426	368	58
Total DTLs	$1,709	$1,733	$(24)

Net DTAs/DTLs	$1,542	$1,438	$104

*Prior period amounts have been updated to conform to current period presentation.

The Company recognized a decrease of $2 million in 2018 to its net admitted DTA from the refinement of its provisional estimate of December 31, 2017, primarily related to additional data received on the Company’s investments in partnerships.

9D.	Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% (35% in 2017) to pretax net income for the following reasons at December 31:

				Change	Change
	2019	2018	2017	2019-2018	2018-2017
	(in millions)
Expected federal income tax expense	$194	$269	$184	$(75)	$85
Non taxable investment income	(112)	(149)	(271)	37	122
STAT Reserve Basis Change	39	(184)	18	223	(202)
Tax Credits	(42)	(41)	(53)	(1)	12
Items in Equity	(35)	41	35	(76)	6
Foreign Taxes	5	9	13	(4)	(4)
Change in Tax Rate	—	(6)	1,333	6	(1,339)
Audit Interest	—	(1)	41	1	(42)
Prior Year Audit Settlement	(11)	—	—	(11)	—
Other amounts	9	12	(8)	(3)	20
Total incurred income tax expense	$47	$(50)	$1,292	$97	$(1,342)

*Prior period amounts have been updated to conform to current period presentation.
The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income, and it is $24 million in 2019, $23 million in 2018 and $45 million in 2017. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. Under SSAP No. 101, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.

In accordance with SAB 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the Internal Revenue Service (“IRS”), U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $10 million increase in the change in net deferred income tax primarily related to refinements of provisional estimates on the Company’s investments in partnerships, and $3 million reduction in income tax expense primarily related to refinements of our provisional estimates of earnings of affiliated foreign companies subject to the one-time toll charge.

2018 Industry Issue Resolution (“IIR”) - In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an accelerated deduction for the Company’s 2017 tax return, that would have otherwise been deductible in future years. The adoption of the IIR resulted in a reduction in federal and foreign income taxes incurred of $9 million and capital gains tax of $7 million, as well as a decrease in gross deferred tax asset by $9 million for 2018.

Change to Prior Year Tax Return - In 2018, the Company submitted an audit adjustment that increased taxable income related to insurance reserves in its 2016 tax return. The remeasurement of the deferred tax assets resulted in an increase in income tax expense of $8 million.

Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over eight years. The Company expects to pay $4 million during the next six years to satisfy the RTT liability.

9E.	Additional Tax Disclosures

At December 31, 2019, the Company had no net operating loss and no tax credit carry forwards.

The Company did not have AMT credit carryforward as of December 31, 2018 and 2019.

The following is income tax incurred for 2017, 2018 and 2019 that is available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(in millions)

2017	$—	$319	$319
2018	—	93	93
2019	—	144	144
Total	$—	$556	$556

*Prior period amounts have been updated to conform to current period presentation.

The aggregate amount of deposits admitted under IRC § 6603 is $0 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9F.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits were $18 million, $20 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2019, 2018 and 2017 the Company recognized $1 million, $0 million and $1 million, respectively, in the Statutory Statements of Operations and Changes in Capital and Surplus for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2019 are 2015 through 2019.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

9G.
The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Life Assurance Corporation
Braeloch Holdings, Inc.	Prudential Annuities, Inc.
Braeloch Successor Corporation	Prudential Arizona Reinsurance Captive Co.
Capital Agricultural Property Services, Inc.	Prudential Arizona Reinsurance Term Company
Colico II, Inc.	Prudential Arizona Reinsurance Universal Co.
Colico, Inc.	Prudential Asset Resources, Inc.
Dryden Arizona Reinsurance Term Company	Prudential Bank & Trust, FSB
Gibraltar International Insurance Services Company Inc.	Prudential Financial, Inc. (Parent)
Gibraltar Universal Life Reinsurance Company	Prudential Home Building Investors, Inc.
Global Portfolio Strategies, Inc.	Prudential IBH Holdco, Inc.
Graham Resources, Inc.	Prudential International Insurance Holding, Ltd.
Graham Royalty, Ltd.	Prudential International Investments Corporation
Orchard Street Acres Inc.	Prudential Legacy Insurance Company of New Jersey
PGIM Foreign Investment, Inc.	Prudential Private Placement Investors, Inc.
PGIM International Financing Inc.	Prudential Retirement Insurance and Annuity Company
PGIM Real Estate Finance Holding Company	Prudential Securities Secured Financing Corporation
PGIM REF Intermediary Services Inc.	Prudential Securities Structured Assets, Inc.
PGIM Strategic Investments, Inc.	Prudential Structured Settlement Company
PGIM Warehouse, Inc.	Prudential Term Reinsurance Company
PGIM, Inc.	Prudential Trust Company
PGLH of Delaware, Inc.	Prudential Universal Reinsurance Company
Pramerica of Bermuda Life Assurance Company, Ltd.	SMP Holdings, Inc.
PREI Acquisition I, Inc.	SVIIT Holdings, Inc.
PREI Acquisition II, Inc.	TBG Insurance Services Corporation
PREI International, Inc.	The Prudential Assigned Settlement Services, Inc.
Pruco Life Insurance Company (Arizona)	The Prudential Home Mortgage Company, Inc.
Pruco Life Insurance Company of NJ	The Prudential Real Estate Financial Services of America, Inc.
Prudential Annuities Distributors, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Prudential Annuities Holding Co, Inc.	Vantage Casualty Insurance Company
Prudential Annuities Information Services & Technology Corporation

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

10A.	The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2019 and 2018.

10B.
The Company reported a receivable from parents, subsidiaries and affiliates of $814 million and $898 million at December 31, 2019 and 2018, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $2,424 million and $430 million at December 31, 2019 and 2018, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

10C.
The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

10D.    Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2019:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$518	S2	10/16/2019	$518	N	I
Colico, Inc.	100%	2,088	S2	10/16/2019	2,088	N	I
Orchard Street Acres Inc.	100%	773	S2	10/16/2019	773	N	I
Prudential Realty Securities, Inc. (Common)	100%	567	S2	6/26/2019	567	N	I
Prudential Realty Securities, Inc. PFD	50%	—	S2	6/26/2019	—	N	I
Rock Kensington Limited	100%	29	S2	In Process	—	N/A	N/A
Rock Oxford S.a.r.l.	100%	40	S2	In Process	—	N/A	N/A
Rock UK Real Estate II S.a.r.l.	100%	21	S2	In Process	—	N/A	N/A
Total SSAP No. 97 8b(iii) Entities		$4,036			$3,946
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Investment in insurance SCAs for which the statutory capital and surplus differed from the NAIC SAP as a result of using an accounting practice as of December 31, 2019:

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA had completed Statutory Financial Statements*

	(in millions)
Prudential Retirement Insurance and Annuity Company	$6	$(56)	$1,178	$1,234

* Per AP&P Manual (without permitted or prescribed practices)
Please refer to Note 1 for a description of all permitted and prescribed practices, including for investments in Insurance SCA entities.

11.    NOTES PAYABLE AND OTHER BORROWINGS

11A.	Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2019
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	2	—	11.31%	11.31%	None	—
Defined Contribution - LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2019.

December 31, 2018
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	2	—	11.31%	11.31%	None	—
Defined Contribution- LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2018.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Scheduled principal repayments on debt as of December 31, 2019 are as follows: $0 in 2020, $0 in 2021, $0 in 2022, $180 million in 2023, $0 in 2024 and $0 million in 2025 and beyond.
There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank Funding Agreements
The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $30 million and $30 million as of December 31, 2019 and 2018, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2018, the 5% limitation equates to a maximum amount of pledged assets of $6.7 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.9 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at the Company.

As of December 31, 2019 and 2018, the Company had zero pledged assets as there are no outstanding borrowings. The fair value of qualifying assets that were available to the Company but not pledged amounted to $5.4 billion and $5.2 billion as of December 31, 2019 and 2018, respectively. The Company had no advances outstanding under the FHLBNY facility as of December 31, 2019. In February 2020, the Company issued a $1 billion funding agreement with a seven-year term under this facility. In March 2020, the Company issued $1.5 billion, $0.5 billion and $0.5 billion in funding agreements with a one-month, three-month and six-month term, respectively, under this facility.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2019	December 31, 2018
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	30	30
Activity Stock	—	—
Excess Stock	—	—
Aggregate Total	$30	$30
Actual or estimated Borrowing Capacity as Determined by the Insurer	$5,931	$5,609

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2019
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	30	—	30	—	—	—

December 31, 2018
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	30	—	30	—	—	—

Collateral Pledged to FHLBNY

Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
(in millions)
Total Collateral Pledged as of 12/31/2019	$—	$—	$—
Total Collateral Pledged as of 12/31/2018	—	—	—

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2019	$—	$—	$—
Total Collateral Pledged as of 12/31/2018	519	512	385

Borrowing from FHLBNY

As of December 31, 2019 and 2018, the Company had no borrowings from the FHLBNY.

FHLBNY - Prepayment Obligations as of December 31, 2019:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12.	RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS

12A.
The Company has funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. The Company also has several non-funded, non-contributory defined benefit plans covering certain executives. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and salary during their careers.

The Company provides certain life insurance and health care benefits (“Other Postretirement Benefits”) for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory, the life insurance plan is non-contributory. Substantially all of the Company’s employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)	Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$(9,860)	$(10,480)	$(1,228)	$(1,300)
Service cost	(167)	(184)	(36)	(42)
Interest cost	(419)	(378)	(47)	(47)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	(1,289)	591	(191)	48
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	569	591	175	115
Plan amendments	—	—	—	(1)
Business combinations, divestitures, curtailment, settlements and special termination benefits	(20)	—	(6)	(1)
Benefit obligation at end of year	$(11,186)	$(9,860)	$(1,333)	$(1,228)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Postretirement Benefits:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(1,842)	$(1,956)
Service cost	—	—	(20)	(21)
Interest cost	—	—	(77)	(68)
Contributions by plan participants	—	—	(21)	(26)
Actuarial gain (loss)	—	—	(119)	87
Foreign currency exchange rate changes	—	—	(1)	1
Benefits paid	—	—	165	182
Plan amendments	—	—	(27)	(32)
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(8)	(9)
Benefit obligation at end of year	$—	$—	$(1,950)	$(1,842)

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2019	2018	2019	2018
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(59)	$(64)
Service cost	—	—	(39)	(40)
Interest cost	—	—	(2)	(1)
Contributions by plan participants	—	—	(10)	(10)
Actuarial gain (loss)	—	—	—	(2)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	51	58
Plan amendments	—	—	(1)	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(60)	$(59)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)	Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2019	2018	2019	2018	2019	2018
	(in millions)
Fair value of plan assets at the beginning of year	$12,216	$13,016	$1,395	$1,607	$58	$64
Actual return on plan assets	1,630	(209)	259	(67)	5	—
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	175	115	4	11	36	42
Plan participants’ contributions	—	—	21	26	10	10
Benefits paid	(744)	(706)	(164)	(182)	(51)	(58)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$13,277	$12,216	$1,515	$1,395	$58	$58

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Components
Prepaid benefit costs	$5,736	$5,853	$—	$—
Overfunded plan assets	(3,644)	(3,497)	—	—
Accrued benefit cost	(1,146)	(1,131)	71	117
Liability for benefits	(187)	(97)	(507)	(564)

Assets and liabilities recognized
Assets (nonadmitted)	2,091	2,356	—	—
Liabilities recognized	(1,333)	(1,228)	(436)	(447)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(4)
Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:

Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2019	2018	2017	2019	2018	2017	2019	2018	2017
	(in millions)

Service cost	$203	$227	$208	$20	$21	$18	$39	$40	$32
Interest cost	466	425	454	77	69	80	2	1	2
Expected return on plan assets	(776)	(796)	(748)	(93)	(108)	(101)	(3)	(3)	(3)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	330	297	329	29	21	41	(2)	5	(14)
Prior service cost or credit	6	6	6	8	5	4	—	—	—
Gain or loss recognized due to a settlement or curtailment	78	1	4	1	—	—	—	—	—
Total net periodic benefit cost	$307	$160	$253	$42	$8	$42	$36	$43	$17

(5)	Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$4,101	$4,037	$543	$450
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	—	—	27	—
Net prior service cost or credit recognized	(6)	(6)	(8)	(5)
Net gain and loss arising during period	573	367	(47)	119
Net gain and loss recognized	(330)	(297)	(29)	(21)
Items not yet recognized as a component of net periodic benefit cost - current year	$4,338	$4,101	$486	$543

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(6)	Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2019	2018	2019	2018
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	84	91	94	76
Net recognized gains and losses	4,254	4,010	392	468

(7)	On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2019	2018	2017
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2019, 2018 and 2017:
Discount rate	4.30%	3.65%	4.15%
Expected long-term rate of return on plan assets	6.50%	6.25%	6.25%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.25%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2019, 2018 and 2017:
Discount rate	3.30%	4.30%	3.65%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.25%

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2019, 2018 and 2017 are discount rates of 4.30%, 3.60% and 4.05%, respectively, and expected long-term rate of return on plan assets of 7.0%, 7.0% and 7.0%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2019, 2018 and 2017 are discount rates of 3.25%, 4.30% and 3.60%, respectively.

(8)	The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2019 and 2018, was $12,014 million and $11,780 million, respectively.

(9)	For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2019	2018	2017
Health care cost trend rates	6.25%	6.00%	6.20%
Ultimate health care cost trend rate after gradual decrease until 2028	4.50%	5.00%	5.00%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

10)	The expected future benefit payments for the Company’s domestic pension and postretirement plans and other postretirement benefit receipts for the years indicated are as follows:

Years	Amount

(in millions)
2020	$968
2021	818
2022	837
2023	869
2024	866
2025-2029	4,563

(11)	The Company anticipates that it will make cash contributions in 2020 of $115 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.

(12)	There were no purchases of annuity contracts in 2019 and 2018.

(13)	The Company does not use an alternative method to amortize prior service amounts or net gains and losses.

(14)	The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.

(15)
For 2019 and 2018 certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. For 2019 certain employees were provided special termination benefits in the qualified and non-qualified plans in the form of retirement eligibility bridging as a result of their participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. The cost associated with these benefits for 2019 and 2018 was $27 million and $2 million, respectively.

(16)	There were pension plan amendments of $0 million and $1 million in 2019 and 2018, respectively.
There were postretirement plan amendments of $27 million and $32 million in 2019 and 2018, respectively. In 2018 the benefit obligation for postretirement benefits increased $32 million due to the elimination of company-sponsored coverage for all Post-2000 Medicare eligible retirees and instead introduced a Medicare Exchange.

(17)	Refer to Funded Status disclosure in Note 12A(3).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12B.
The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2019 are as follows:

	Pension Investment Policy		Postretirement Investment
	Guidelines		Policy Guidelines
	2019		2019
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	2%	8%	29%	67%
International Stocks	2%	9%	2%	22%
Bonds	53%	66%	9%	48%
Short-Term Investments	0%	12%	0%	36%
Real Estate	2%	17%	0%	0%
Other	6%	28%	0%	0%

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2019 and 2018 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Common and Preferred Stock - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for common and preferred stocks.

Bonds - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for bonds.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - Valued at the NAV of shares. The NAV is used as a practical expedient to estimate fair value. The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

12C.

(1)	Fair Value Measurements of Pension Plan Assets as of December 31, 2019:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Pooled separate accounts (1)	$—	$204	$—	$—	$204
Common/collective trusts (1)	—	271	—	—	271
Subtotal-U.S. Stocks	—	475	—	—	475

International Stocks:
Pooled separate accounts (2)	—	309	—	—	309
Common/collective trusts (3)	—	372	—	—	372
Subtotal-International Stocks	—	681	—	—	681

Bonds:
Pooled separate accounts (4)	—	1,463	—	—	1,463
Common/collective trusts (5)	—	441	—	—	441
U.S. government securities (federal):
Mortgage-backed	—	1	—	—	1
Other U.S. government securities	—	783	—	—	783
U.S. government securities (state & other)	—	562	—	—	562
Non U.S. government securities	—	6	—	—	6
Corporate Debt:
Corporate bonds	—	4,075	—	—	4,075
Asset-backed	—	22	—	—	22
CMOs	—	485	—	—	485
CLOs	—	397	—	—	397
Interest rate swaps (Notional amount: $2,462)	—	2	—	—	2
Registered investment companies	7	—	—	—	7
Other (6)	38	(3)	44	—	79
Unrealized gain (loss) on securities lending (7)	—	—	—	—	—
Subtotal-Bonds	45	8,234	44	—	8,323

Short-Term Investments:
Pooled separate accounts	—	56	—	—	56
Subtotal-Short-Term Investments	—	56	—	—	56

Real Estate:
Pooled separate accounts (8)	—	—	770	—	770
Partnerships	—	—	—	688	688
Subtotal-Real Estate	—	—	770	688	1,458

Other:
Partnerships	—	—	—	973	973
Hedge funds	—	—	—	1,311	1,311
Subtotal-Other	—	—	—	2,284	2,284

Total Plan Assets	$45	$9,446	$814	$2,972	$13,277

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Fair Value Measurements of Pension Plan Assets as of December 31, 2018:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Pooled separate accounts (1)	$—	$448	$—	$—	$448
Common/collective trusts (1)	—	70	—	—	70
Subtotal-U.S. Stocks	—	518	—	—	518

International Stocks:
Pooled separate accounts (2)	—	315	—	—	315
Common/collective trusts (3)	—	283	—	—	283
Subtotal-International Stocks	—	598	—	—	598

Bonds:
Pooled separate accounts (4)	—	1,326	—	—	1,326
Common/collective trusts (5)	—	288	—	—	288
U.S. government securities (federal):
Mortgage-backed	—	1	—	—	1
Other U.S. government securities	—	712	—	—	712
U.S. government securities (state & other)	—	519	—	—	519
Non U.S. government securities	—	—	—	—	—
Corporate Debt:
Corporate bonds	—	3,476	2	—	3,478
Asset-backed	—	24	—	—	24
CMOs	—	474	—	—	474
CLOs	—	293	—	—	293
Interest rate swaps (Notional amount: $1,694)	—	11	—	—	11
Registered investment companies	293	—	—	—	293
Other (6)	6	5	62	—	73
Unrealized gain (loss) on securities lending (7)	—	—	—	—	—
Subtotal-Bonds	299	7,129	64	—	7,492

Short-Term Investments:
Pooled separate accounts	—	74	—	—	74
Subtotal-Short-Term Investments	—	74	—	—	74

Real Estate:
Pooled separate accounts (8)	—	—	760	—	760
Partnerships	—	—	—	478	478
Subtotal-Real Estate	—	—	760	478	1,238

Other:
Partnerships	—	—	—	831	831
Hedge funds	—	—	—	1,465	1,465
Subtotal-Other	—	—	—	2,296	2,296

Total Plan Assets	$299	$8,319	$824	$2,774	$12,216

1.	These categories invest in U.S. stocks whose objective is to track or outperform various indexes.

2.	This category invests in a large cap international stocks whose objective is to track an index.

3.	This category mainly consists of a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

4.	This category invests in bond funds, primarily highly rated private placement securities.

5.	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.

6.	Primarily cash and cash equivalents, short term investments, payables and receivables, and open future contract positions (including fixed income collateral).

7.
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds and the liability for securities lending collateral is $135 million and $157 million for the years ended December 31, 2019 and 2018, respectively.

8.	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)	Fair Value Measurements of Postretirement Plan Assets as of December 31, 2019:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Variable Life Insurance Policies (1)	$—	$674	$—	$—	$674
Common trusts (2)	—	83	—	—	83
Subtotal-U.S. Stocks	—	757	—	—	757

International Stocks:
Variable Life Insurance Policies (3)	—	110	—	—	110
Common trusts (4)	—	59	—	—	59
Subtotal-International Stocks	—	169	—	—	169

Bonds:
Variable Life Insurance Policies (5)	—	174	—	—	174
Common trusts (5)	—	131	—	—	131
U.S. government securities (federal):
Other U.S. government securities	—	20	—	—	20
U.S. government securities (state & other)	—	—	—	—	—
Non U.S. government securities	—	2	—	—	2
Corporate Debt:
Corporate bonds	—	53	—	—	53
Asset-backed	—	16	—	—	16
CMOs	—	10	—	—	10
CLOs	—	15	—	—	15
Interest rate swaps (Notional amount: $253)	—	—	—	—	—
Registered investment companies	4	—	—	—	4
Other (6)	—	—	1	—	1
Subtotal-Bonds	4	421	1	—	426

Short-Term Investments:
Registered investment companies	163	—	—	—	163
Subtotal-Short-Term Investments	163	—	—	—	163

Total Plan Assets	$167	$1,347	$1	$—	$1,515

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2018:

Description for each class of plan assets	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(in millions)
U.S. Stocks:
Variable Life Insurance Policies (1)	$—	$538	$—	$—	$538
Common trusts (2)	—	75	—	—	75
Subtotal-U.S. Stocks		613	—	—	613

International Stocks:
Variable Life Insurance Policies (3)	—	91	—	—	91
Common trusts (4)	—	53	—	—	53
Subtotal-International Stocks		144	—	—	144

Bonds:
Variable Life Insurance Policies (5)	—	157	—	—	157
Common trusts (5)	—	130	—	—	130
U.S. government securities (federal):
Other U.S. government securities	—	25	—	—	25
U.S. government securities (state & other)	—	—	—	—	—
Non U.S. government securities	—	—	—	—	—
Corporate Debt:
Corporate bonds	—	121	—	—	121
Asset-backed	—	26	1	—	27
CMOs	—	18	1	—	19
CLOs	—	18	—	—	18
Interest rate swaps (Notional amount: $188)	—	(2)	—	—	(2)
Registered investment companies	3	—	—	—	3
Other (6)	—	—	2	—	2
Subtotal-Bonds	3	493	4	—	500

Short-Term Investments:
Registered investment companies	138	—	—	—	138
Subtotal-Short-Term Investments	138	—	—	—	138

Total Plan Assets	$141	$1,250	$4	$—	$1,395

1.	This category invests in U.S. stocks, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

2.	This category invests in U.S. stocks, primarily large cap equities.

3.	This category invests in international stocks, primarily large cap international equities whose objective is to track an index.

4.	This category fund invests in large cap international stocks whose objective is to outperform an index.

5.	This category invests in U.S. government and corporate bond funds.

6.	Cash and cash equivalents, short-term investments, payables and receivables and open future contract positions (including fixed income collateral).

12D.
The domestic discount rate used to value the pension and postretirement obligations at December 31, 2019 and 2018 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 540 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2019 and 2018. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2019 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2018. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.
The Company applied the same approach to the determination of the expected long term rate of return in 2020. The expected long term rate of return for 2020 is 6.00% and 6.75% for the pension and postretirement plans, respectively.

12E.
The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2019, 2018 and 2017. The matching contributions by the Company included in “Other expenses” are $84 million, $89 million and $74 million for 2019, 2018 and 2017, respectively.

12F.	The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.	The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/ holding company.

12H.	Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.	The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments and Other Postretirement Benefit Subsidy Receipts:

Years	Other Postretirement Benefits	Other Postretirement Benefit Subsidy Receipt
	(in millions)
2020	$147	$8
2021	147	8
2022	148	8
2023	147	7
2024	146	7
2025-2029	691	32
Total	$1,426	$70

12J.	Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2019, 2018 and 2017, include allocated costs of $1 million, $1 million and $2 million, respectively, associated with employee stock options and $87 million, $64 million and $89 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS

(1)
The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2019. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.

(2)
New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding December 31. As of December 31, 2019, the Company’s statutory surplus was $11,483 million. For the year ended, December 31, 2019, the Company’s net gain from operations was ($30) million.

In December 2019, the Company paid an ordinary dividend of $600 million to its parent, PFI. The dividend was recorded as dividend to stockholders.

(3)	The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.

(4)	Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.

(5)
In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $337 million and $307 million as of December 31, 2019 and 2018, respectively.

(6)
The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $1,853 million and $524 million as of December 31, 2019 and 2018, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $3,638 million and $3,776 million as of December 31, 2019 and 2018, respectively.

(7)	The following table provides information relating to the outstanding surplus notes as of December 31, 2019:

Date Issued	Interest Rate	Face Amount of Notes	Carrying Value	Interest and/or Principal Paid Current Year	Total Interest and/or Principal Paid	Unapproved Interest and/or Principal	Date of Maturity
($ in millions)
09/18/09	5.36%	$—	$—	$529	$764	$—	09/18/19
07/01/95	8.30%	350	346	29	700	15	07/01/25
Totals		$350	$346	$558	$1,464	$15

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated (an affiliate), and are administered by the Company as a registrar/paying agent.
On July 30, 2019, the holder of the surplus notes issued by the Company on September 18, 2009 in the aggregate principal amount of $500 million exercised its option to exchange the surplus notes for shares of PFI Common Stock. At that time, the surplus notes were extinguished and the Company recorded the principal repayment of $500 million and the final interest payment of $2 million, representing interest due for the period of July 1 to July 29, 2019, to the holder of the surplus notes.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

14.     CONTINGENCIES

14A.	Contingent Commitments
In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.

1)
On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1.00. As of December 31, 2019 and 2018, the tangible net worth of Pru Funding was $19 million and $13 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)
On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. The Company’s maximum potential exposure under this agreement was estimated to be $12 million as of December 31, 2019. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)
On December 13, 2005, the Company has entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agrees to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2019 and 2018, the net capital of Pruco Securities was $55 million and $32 million, respectively. On March 20, 2015, the Company paid the maximum amount payable under the guarantee agreement of $10 million to Pruco Securities to maintain the subsidiary’s debt to capital ratio. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)
Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)
Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)
The Company’s Employee Retirement Income Security Act (“ERISA”) - Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

7)
The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2022. The maximum exposure is $1 billion as of December 31, 2019.

8)
Metro Retail is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Citizens, N. A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 20, 2024.

9)
Plaza San Remo is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, JP Morgan Chase Bank, N.A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of February 20, 2020.

10)
92 West Paces is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Federal Home Loan Mortgage Corporation. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of September 1, 2021.

11)
E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Nationwide Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of May 5, 2020.

12)
The Company is the sole member of GA Collins LLC. GA Collins LLC has issued a guarantee in relation to the acquisition of 2000 Collins, a real estate investment directly owned by GA Collins LLC. The guarantee is issued to the senior mortgage lender, Wells Fargo, N.A. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is the value of the mortgaged property, with a $1 billion cap. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of September 21, 2021.

13)
Rock UK Real Estate II S.a.r.l is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of October 18, 2021.

14)
Kyarra S.a.r.l is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of April 25, 2023.

15)
Kyarra S.a.r.l is a real estate investment of Rock Oxford S.a.r.l., which is directly owned by the Company. The Company has entered into a pledge agreement in favor of the senior mortgage lender, Aareal Bank AG, pursuant to which the Company has pledged to the mortgage lender the shares of capital stock of Rock Oxford S.a.r.l as third party security for the mortgage loan. The term of the pledge agreement coincides with the term of the mortgage, which has a debt maturity of April 25, 2023.

16)
Thurloe Commercial Guernsey Limited is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 24, 2023.

17)
The Company is the sole member of GA 1600 Commons LLC. GA 1600 Commons LLC has issued a guarantee in relation to the acquisition of 1600 Commons, a real estate investment directly owned by GA 1600 Commons LLC. The guarantee is issued to the senior mortgage lender, New York Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the terms of the mortgage, which has a debt maturity of July 10, 2027.

18)
PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $3 billion as of December 31, 2019, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

19)
The Company has entered into a joint venture agreement relating to Gibraltar BSN Holdings SDN BHD (the “BSN JV”) with its joint venture partner setting out their respective rights and obligations with respect to the BSN JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the BSN JV, based on their respective ownership percentages in the BSN JV, if determined by the BSN JV’s Board of Directors to be necessary to (i) fund payments under the agreement pursuant to which the BSN JV acquired an insurance operating subsidiary, (ii) comply with applicable law concerning minimum capital, solvency or similar requirements, or (iii) execute the business plan or capital plan of the BSN JV or for any other reasonable business purpose, provided that until approximately year end 2023 such contributions under this clause (iv) are limited to each party’s pro-rata share of 188.4 million Malaysian Ringgit. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

20)
The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$12	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
8	Guarantee related to Metro Retail Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
9	Guarantee related to Plaza San Remo Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
10	Guarantee related to 92 West Paces Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
11	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
12	Guarantee related to GA Collins LLC	(a)	Other Invested Assets, Page 3	$1,000	No payments required since inception.
13	Guarantee related to Rock UK Real Estate II S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
14	Guarantee related to Kyarra S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
15	Pledge agreement related to Kyarra S.a.r.l.	$—	Common Stock, Page 3	(b)	No payments required since inception.
16	Guarantee related to Thurloe Commercial Guernsey Limited	$—	Common Stock, Page 3	(b)	No payments required since inception.
17	Guarantee related to 1600 Commons LLC	$—	Real Estate, Page 3	(b)	No payments required since inception.
18	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,575	No payments required since inception.
19	Guarantee related to Gibraltar BSN Holdings SDN BHD	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
20	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(a)	Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.

(b)	No limitation on the maximum potential future payments under guarantee.

(c)	No current remaining obligations are held by the supported entity related to assignment agreements.

(d)	The separate account is not a separate legal entity from the Company.

	2019	2018
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$4,587	$4,896
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	4,587	4,896
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$4,587	$4,896

14B.	Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2019 and 2018, the total amount of the liability related to guaranty fund assessments was $27 million and $28 million, respectively. As of December 31, 2019 and 2018, the Company also held a related asset of $43 million and $47 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration.
Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2018	$47
Decreases in December 31, 2019:
Premium tax offsets utilized	4
Increases in December 31, 2019:
Additional premium tax offsets applied	—
Assets recognized from paid and accrued premium tax offsets as of December 31, 2019	$43

14C.	Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $2 million for the year ended December 31, 2019, to settle less than 25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

14D.	Other Contingencies
The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breach of fiduciary duties to customers. In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers.

The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

Individual Annuities, Individual Life and Group Insurance
Broderick v. The Prudential Insurance Company of America, et al.
In December 2016, a complaint entitled Julie Han Broderick, Darron Smith and Thomas Schreck v. The Prudential Insurance Company of America, et al., was filed in the Superior Court of New Jersey, Law Division - Essex County. The complaint: (i) alleges that defendants terminated plaintiffs’ employment for engaging in whistleblowing conduct involving the sale of MyTerm policies through Wells Fargo and violated New Jersey’s Conscientious Employee Protection Act; and (ii) seeks back and front pay, compensatory and punitive damages and attorneys’ fees and costs. In January 2017, defendants filed an answer to the complaint. In December 2019, the court granted the Company’s summary judgment motion and dismissed the complaint.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement.
Escheatment Litigation
Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint.
Residential Mortgage-Backed Securities (“RMBS”) Trustee Litigation
In June 2014, the Company, together with nine other institutional investors, filed six actions in New York state court against certain RMBS trustees. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939, as amended (the “TIA”). In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State Court actions were dismissed without prejudice upon the Company’s request. The six actions described above are captioned:
PICA et al. v. Bank of New York Mellon (“BONYM”)
In March 2015, defendants filed a motion to dismiss the amended complaint. In March 2016, the court issued a decision involving BONYM’s motion to dismiss: (i) denying the motion to dismiss the Pooling and Servicing Agreement (“PSA”) trust claims for lack of jurisdiction; (ii) denying the motion regarding claims for violations of the TIA and breach of contract; and (iii) granting the motion regarding claims for negligence and breach of fiduciary duty. In October 2019, the federal court action was dismissed with prejudice. This matter is now closed.
PICA et al. v. Citibank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In September 2015, the court issued a decision involving Citibank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; (ii) with respect to the Indenture trusts, denying the motion regarding claims for breach of contract, violations of the TIA, negligence and breach of fiduciary duty concerning the duty to avoid conflicts of interest; and (iii) with respect to the Indenture trusts, granting the motion to dismiss claims for negligence and breach of fiduciary duty concerning the duty of care. In November 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned Fixed Income Shares: Series M, et al. v. Citibank N.A., asserting claims relating to the PSA trusts. In February 2016, Citibank filed a motion to dismiss the state court complaint. In August 2016, plaintiffs filed an amended complaint in state court, and in September 2016, Citibank filed a motion to dismiss the amended complaint and plaintiffs filed in federal court a motion for class certification. In April 2017, Citibank filed a motion for summary judgment in the federal court action. In June 2017, the state court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning Citibank’s pre-Event of Default obligations; (ii) dismissing plaintiffs’ breach of contract claims concerning Citibank’s post-Event of Default obligations; (iii) sustaining plaintiffs’ implied covenant of good faith and fair dealing claim; (iv) dismissing plaintiffs’ claim for breach of fiduciary duty; and (v) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In July 2017, Citibank filed an appeal to the Appellate Division of the Supreme Court of New York, First Department, from the June 2017 decision denying, in part, its motion to dismiss. In January 2018, the First Department: (i) affirmed the trial court’s ruling upholding the breach of contract claim based on the trustee’s failure to give written notice of breaches of representations and warranties; and (ii) reversed the trial court’s order that sustained plaintiffs’ breach of contract and implied covenant of good faith and fair dealing claims concerning servicing violations. In March 2018, the federal court granted Citibank’s motion for summary judgment. In April 2018, plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals from the March 2018 decision granting summary judgment. In June 2019, the federal court action was dismissed with prejudice, and in September 2019, the state court action was also dismissed with prejudice. This matter is now closed.
PICA et al. v. Deutsche Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Deutsche Bank’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Deutsche Bank Trust Company Americas, asserting claims relating to the PSA trusts. In May 2016, the Company, together with other institutional investors, filed an amended class action complaint in California State Superior Court. In July 2016, defendant filed a motion to dismiss the amended federal court complaint. In August 2016, defendant filed a demurrer and motion to strike the amended state court class action complaint. In October 2016, the court issued a decision regarding defendants’ motion to dismiss: (i) sustaining plaintiffs’ breach of contract claims concerning the trust at issue; (ii) dismissing plaintiffs’ tort claims for breach of fiduciary duty; and (iii) dismissing plaintiffs’ claims of breach of duty to avoid conflicts of interest. The court granted plaintiffs’ leave to file an amended complaint. In January 2017, the federal court issued a decision involving Deutsche Bank’s motion to dismiss: (i) granting the motion with respect to plaintiff’s conflicts of interest claims; and (ii) denying the motion with respect to plaintiffs’ representations-and-warranties claims, servicer-notification claims, event-of-default claims and TIA claims. In February 2017, the court issued a decision regarding defendants’ motion to dismiss the amended complaint: (i) sustaining plaintiffs’ breach of contract claims concerning the failure to remedy known servicing violations as to all sixty two trusts at issue; (ii) sustaining plaintiffs’ breach of contract claims concerning the failure to enforce seller representation and warranty claims as to forty one trusts, and dismissing such claims as to the remaining twenty one trusts; (iii) dismissing plaintiffs’ claim for breach of fiduciary duty; and (iv) dismissing plaintiffs’ claim for breach of duty to avoid conflicts of interest. In January 2018, plaintiffs filed motions for class certification in the state and federal court actions. In May 2018, plaintiffs’ motion for class certification was denied in the state court action. In June 2018, plaintiffs filed a Notice of Appeal to the California Court of Appeal of the denial of their class certification motion. In December 2018, the California Court of Appeal entered the parties’ stipulation dismissing plaintiffs’ appeal of the class certification decision. In December 2018, the federal court action was dismissed with prejudice. In January 2019, the state court action was dismissed with prejudice. In January 2019, the state court action was dismissed with prejudice. This matter is now closed.
PICA et al. v. HSBC, et al.
In January 2015, defendants filed a motion to dismiss the amended complaint. In June 2015, the court granted in part, and denied in part, defendants’ motion to dismiss the complaint for failure to state a claim and granted leave to file an amended complaint. In July 2015, plaintiffs filed an amended complaint. In January 2017, plaintiffs filed a motion seeking class certification and appointing class representatives and class counsel. In February 2018, the court denied plaintiffs’ motion for class certification and plaintiffs filed a petition with the Second Circuit Court of Appeals seeking permission to appeal the class certification decision. In May 2018, the Second Circuit denied plaintiffs’ request for permission to appeal the denial of their class certification motion. In May 2019, the court dismissed the case with prejudice. This matter is now closed.
PICA et al. v. U.S. Bank N.A.
In February 2015, defendants filed a motion to dismiss the amended complaint. In May 2015, the court granted defendants’ motion to dismiss: (i) declining to exercise supplemental jurisdiction regarding claims involving the PSA trusts; and (ii) granting leave for plaintiffs to file an amended complaint asserting direct claims involving the Indenture trusts. In June 2015, the Company, together with other institutional investors, filed a complaint in New York State Supreme Court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. U.S. Bank Nat’l Ass’n, asserting claims relating to the PSA trusts. In July 2015, plaintiffs filed with the court an amended complaint asserting direct claims relating to the Indenture trusts. In August 2015, defendant filed a motion to dismiss the amended class action complaint in the federal court action. In September 2015, defendant filed a motion to dismiss the class action complaint in the state court action. In February 2016, the federal district court issued a decision involving U.S. Bank’s motion to dismiss: (i) upholding the breach of contract and TIA claims; and (ii) dismissing the breach of fiduciary duty and extra-contractual claims. In September 2016, the Company together with other institutional investor plaintiffs filed an amended complaint in state court. In October 2016, U.S. Bank filed a motion to dismiss the amended state court complaint. In November 2016, plaintiffs filed in federal court motions seeking class certification and appointing class representatives and class counsel. In January 2018, the state court issued a decision on U.S. Bank’s motion to dismiss the amended complaint: (i) upholding the representation and warranty breach of contract claims for all 770 trusts; (ii) upholding the breach of contract claims related to servicer violations for 77 trusts; and (iii) dismissing the breach of fiduciary duty, negligence, and implied covenant of good faith and fair dealing claims. In January 2018, the court denied plaintiffs’ motion for class certification in the federal court action. In February 2018, the federal court entered a stipulated order: (i) dismissing all claims involving three trusts with prejudice; (ii) with respect to twenty trusts, dismissing with prejudice the TIA claims for lack of standing, and the breach of contract claims without prejudice; and (iii) dismissing without prejudice the TIA and breach of contract claims concerning the four remaining trusts. In February 2018, U.S. Bank filed an appeal from the state court’s order concerning U.S. Bank’s motion to dismiss the amended complaint. In March 2018, plaintiffs filed a cross-appeal of the state court’s order concerning the motion to dismiss. In August 2018, plaintiffs filed a second class action complaint in New York state court against U.S. Bank, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, and breach of duty of care. In October 2018, the New York State Supreme Court, First Department, modified the lower court’s January 2018 order, by dismissing plaintiffs’ breach of contract claims for servicer violations involving 56 of 77 trusts, and otherwise affirmed the remainder of the lower court’s January 2018 order. In April 2019, a decision and order was issued dismissing plaintiffs’ state court action with prejudice. This matter is now closed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

PICA et al. v. Wells Fargo Bank, et al.
In April 2015, defendants filed a motion to dismiss the amended complaint. In January 2016, the court issued a decision involving Wells Fargo’s motion to dismiss: (i) with respect to the PSA trusts, granting the motion and declining to exercise supplemental jurisdiction; and (ii) with respect to the Indenture trusts, granting leave for plaintiffs to file an amended complaint. In February 2016, the Company, together with other institutional investor plaintiffs, filed an amended complaint in federal court. In March 2016, the Company, together with other institutional investors, filed a complaint in California State Superior court, captioned BlackRock Balanced Capital Portfolio (FI), et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims relating to the PSA trusts. In May 2016, defendant filed a motion to dismiss or to stay the state court action. In July 2016, defendant filed a motion to dismiss the amended complaint filed previously in federal court. In October 2016, the court dismissed the state court complaint. In December 2016, the Company, together with other institutional investors, filed a complaint in New York State Court, captioned BlackRock Core Bond Portfolio, et al. v. Wells Fargo Bank, Nat’l Ass’n., asserting claims related to the PSA trusts. In March 2017, the federal court issued an order concerning defendant’s motion to dismiss as to the Indenture trusts: (i) sustaining plaintiffs’ breach of contract claims; plaintiffs’ claims for violations of the TIA; and plaintiffs’ claims for breach of the duty to avoid conflicts of interest; and (ii) dismissing plaintiffs’ claims for breach of fiduciary duty as duplicative of the sustained contract claims. In May 2017, Wells Fargo filed a third-party complaint for contribution against PGIM, Inc., alleging that, in the event the Prudential plaintiff Funds prevail on their claims for damages against Wells Fargo, PGIM must contribute to the award due to PGIM’s alleged breach of fiduciary duties owed to the Funds in managing the Funds’ RMBS investments. In June 2017, Wells Fargo filed a motion to dismiss the complaint in New York State Court. In October 2017, PGIM filed a motion to dismiss the third-party complaint filed by Wells Fargo seeking contribution. In January 2018, plaintiffs filed a motion for class certification in the federal court action. In November 2018, plaintiffs filed an amended complaint in New York state court against Wells Fargo, as trustee, asserting claims for breach of contract, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, breach of duty of due care, and violation of the TIA. In May 2019, the state court entered an Order and Final Judgment approving the class action settlement and dis missing the case with prejudice, and the federal court action was dismissed with prejudice. This matter is now closed.
Regulatory Matters
Securities Lending and Foreign Tax Reclaim Matter
In 2016, PFI self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting PFI that limited the availability of loanable securities. PFI has removed the restriction and implemented a remediation plan for the benefit of customers. As part of PFI’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. PFI has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. In September 2019, PFI reached a settlement of these matters with the SEC. As part of the settlement PFI agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of PFI violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, PFI neither admitted nor denied the SEC’s findings.
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

15.    LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2019, future minimum lease payments under non-cancelable operating leases are estimated as follows:

Year	Minimum aggregate rental commitments
(in millions)

2020	$92
2021	82
2022	65
2023	48
2024	41
Total	$328

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2019, 2018 and 2017 was $78 million, $90 million and $79 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2019		2018
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$7	$7	$5	$5
Ordinary - Renewal Business	2,482	2,481	2,214	2,213
Group Life	276	276	323	323
Group Annuity	541	541	394	394
Total	$3,306	$3,305	$2,936	$2,935

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
Other disclosures
As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

The Company is subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee is allocated to individual health insurers based on the ratio of the amount of an entity’s net premiums written for health insurance for any U.S. health risk during the preceding calendar year to the aggregate amount of health insurance for any U.S. health risk that is written during the preceding calendar year. For the year ended December 31, 2019, the Company had health insurance premiums subject to the ACA assessment of $2 million. However, because net premiums written in 2019 were less than $25 million, no fee is required. As such, there is no expected impact to risk based capital.

The Company has, consistent with past practice, guaranteed that a minimum amount of $525 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2020, as declared by the Company’s Board of Directors.

During 2019, the Company incurred implementation costs for certain programs that are expected to result in margin improvements, including a charge related to PFI’s Voluntary Separation Program offered to certain eligible U.S.-based employees. The voluntary separation program excluded senior executives and employees in certain roles. The employment end dates for the employees that applied to participate in the program and whose applications were accepted by management are expected to occur between February and September of 2020.

In the fourth quarter of 2019, the Company increased reserves for Group Annuity contracts. The increase of $197 million was recorded in the Statement of Operations and Changes in Capital and Surplus through two lines, with $174 million recorded within “Other changes, net” and $23 million recorded within “Net change in separate accounts surplus.”

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2019		2018
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,325	68.7%	$2,054	71.0%
Stocks	793	23.4%	519	18.0%
Mortgage loans	—	0.0%	—	0.0%
Real estate	—	0.0%	—	0.0%
Cash and short-term investments	222	6.6%	275	9.5%
Derivatives	4	0.1%	2	0.1%
Other invested assets	39	1.2%	40	1.4%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$96	$—	$—	$96	1.0%
At book value less current surrender charge of 5% or more (1)	120	—	—	120	1.2%
At fair value	—	—	1,933	1,933	19.7%
Total with market value adjustment or at fair value	216	—	1,933	2,149	21.9%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,455	—	—	2,455	25.0%
Not subject to discretionary withdrawal	5,203	—	—	5,203	53.1%
Total (Gross: Direct + Assumed)	7,874	—	1,933	9,807	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,873	$—	$1,933	$9,806
Amount included in (1) above that will move to (2) in the year after the statement date	$2	$—	$—	2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$6,815	$1,748	$—	$8,563	7.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,052	31,573	32,625	26.8%
Total with market value adjustment or at fair value	6,815	2,800	31,573	41,188	33.8%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,818	10	—	1,828	1.5%
Not subject to discretionary withdrawal	25,415	53,417	—	78,832	64.7%
Total (Gross: Direct + Assumed)	34,048	56,227	31,573	121,848	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$34,048	$56,227	$31,573	$121,848
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,107	—	6,676	9,783	34.6%
Total with market value adjustment or at fair value	3,107	—	6,676	9,783	34.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,232	—	—	7,232	25.6%
Not subject to discretionary withdrawal	11,281	—	—	11,281	39.8%
Total (Gross: Direct + Assumed)	21,620	—	6,676	28,296	100.0%
Reinsurance ceded	4,899	—	—	4,899
Total (Net)	$16,721	$—	$6,676	$23,397
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$58,642	$—	$—	$58,642
Separate Accounts Annual Statement	—	56,227	40,182	96,409
Total annuity actuarial reserves and deposit liabilities	$58,642	$56,227	$40,182	$155,051

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$100	$—	$—	$100	1.1%
At book value less current surrender charge of 5% or more (1)	151	—	—	151	1.6%
At fair value	—	—	1,766	1,766	18.6%
Total with market value adjustment or at fair value	251	—	1,766	2,017	21.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,570	—	—	2,570	27.1%
Not subject to discretionary withdrawal	4,911	—	—	4,911	51.6%
Total (Gross: Direct + Assumed)	7,732	—	1,766	9,498	100.0%
Reinsurance ceded	2	—	—	2
Total (Net)	$7,730	$—	$1,766	$9,496
Amount included in (1) above that will move to (2) in the year after the statement date	$17	$—	$—	$17

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$6,757	$44	$—	$6,801	5.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	808	32,912	33,720	28.4%
Total with market value adjustment or at fair value	6,757	852	32,912	40,521	34.1%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,811	10	—	1,821	1.5%
Not subject to discretionary withdrawal	24,991	51,608	—	76,599	64.4%
Total (Gross: Direct + Assumed)	33,559	52,470	32,912	118,941	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$33,559	$52,470	$32,912	$118,941
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,037	—	6,420	9,457	33.6%
Total with market value adjustment or at fair value	3,037	—	6,420	9,457	33.6%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,493	—	—	7,493	26.6%
Not subject to discretionary withdrawal	11,175	—	—	11,175	39.8%
Total (Gross: Direct + Assumed)	21,705	—	6,420	28,125	100.0%
Reinsurance ceded	4,986	—	—	4,986
Total (Net)	$16,719	$—	$6,420	$23,139
Amount included in (1) above that will move to (2) in the year after the statement date	$—	$—	$—	$—

*Prior period presentation has been updated to conform to current period presentation.

	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$58,008	$—	$—	$58,008
Separate Accounts Annual Statement	—	52,470	41,098	93,568
Total annuity actuarial reserves and deposit liabilities	$58,008	$52,470	$41,098	$151,576

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	2019
	General Account			Separate Account - Guaranteed & Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$75	$97	$131	$—	$—	$—
Universal Life	2,446	2,531	2,708	—	—	—
Universal Life with Secondary Guarantees	4,922	4,117	12,203	—	—	—
Indexed Universal Life	393	347	446	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	39	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	1,759	1,906	2,195	10,773	10,772	10,773
Variable Universal Life	1,474	1,461	1,727	25,446	25,446	25,446
Miscellaneous Reserves	—	66,576	67,770	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			4,325			—
Accidental Death Benefits			556			—
Disability - Active Lives			201			—
Disability - Disabled Lives			539			—
Miscellaneous Reserves			792			—
Total (Gross: Direct + Assumed)	11,069	77,035	93,632	36,219	36,218	36,219
Reinsurance Ceded	4,824	49,120	60,503	—	—	—
Total (Net)	$6,245	$27,915	$33,129	$36,219	$36,218	$36,219

	2019
	General Account	Separate Account - Guaranteed & Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$33,129	$—	$33,129
Separate Accounts Annual Statement	—	36,219	36,219
Total life actuarial reserves	$33,129	$36,219	$69,348

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2019 and 2018, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, single name credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.
Separate account assets at fair value -Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

(1)	The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)		Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$—	$—	$23	$—		$23

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	722	—	—		722

Preferred stock:
Industrial and Misc	—	—	2	—		2

Common stock:
Industrial and Misc	48	30	143	—		221

Derivative assets: (b)
Currency swaps	—	80	—	—		80
Interest rate swaps	—	2,505	—	—		2,505
Total return swaps	—	24	—	—		24
Options	—	30	19	—		49
Forwards	—	5	—	—		5
Currency forwards	—	—	—	—		—

Total Derivative assets	—	2,644	19	—		2,663

Separate account assets (a)	9,389	67,932	980	22,515		100,816

Total assets at fair value	$9,437	$71,328	$1,167	$22,515		$104,447

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$21	$—	$—		$21
Interest rate swaps	—	1,040	—	—		1,040
Total return swaps	—	90	—	—		90
Options	—	14	—	—		14
Credit default swaps	—	—	—	—	0	—
Currency forwards	—	26	—	—		26

Total Derivative liabilities	—	1,191	—	—		1,191

Total liabilities at fair value	$—	$1,191	$—	$—		$1,191

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$—	$—	$16	$—	$16

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	556	—	—	556

Preferred stock:
Industrial and Misc	—	—	3	—	3

Common stock:
Industrial and Misc	59	41	160	—	260

Derivative assets: (b)
Currency swaps	—	74	—	—	74
Interest rate swaps	—	1,710	—	—	1,710
Total return swaps	—	58	—	—	58
Options	—	14	20	—	34
Forwards	—	—	—	—	—
Currency forwards	—	12	—	—	12

Total Derivative assets	—	1,868	20	—	1,888

Separate account assets (a)	9,743	59,937	879	24,006	94,565

Total assets at fair value	$9,802	$62,402	$1,078	$24,006	$97,288

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$64	$—	$—	$64
Interest rate swaps	—	673	—	—	673
Total return swaps	—	1	—	—	1
Options	—	1	—	—	1
Credit default swaps	—	1	—	—	1
Currency forwards	—	1	—	—	1

Total Derivative liabilities	—	741	—	—	741

Total liabilities at fair value	$—	$741	$—	$—	$741

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

b.	Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

(2)    The tables below provide the following data as of December 31, 2019 and 2018:

a.	Summary of the changes in fair value of Level 3 assets and liabilities.

b.	The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2019	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2019

	(in millions)
Bonds:
Industrial and Misc	$16	$18	$(8)	$1	$(2)	$—	$—	$—	$(2)	$23
Preferred stock:
Industrial and Misc	3	10	(10)	(2)	1	—	—	—	—	2
Common stock:
Industrial and Misc	160	—	—	5	(2)	2	—	(22)	—	143
Derivatives	20	—	—	—	—	—	—	(1)	—	19
Separate account assets (a)	879	55	(71)	8	148	97	—	(12)	(124)	980
Total Assets	$1,078	$83	$(89)	$12	$145	$99	$—	$(35)	$(126)	$1,167

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2018	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2018

	(in millions)
Bonds:
Industrial and Misc	$4	$34	$(7)	$(8)	$(6)	$1	$—	$—	$(2)	$16
Preferred stock:
Industrial and Misc	4	5	(2)	(1)	(3)	—	—	—	—	3
Common stock:
Industrial and Misc	56	—	(9)	(2)	6	137	—	(28)	—	160
Derivatives	22	—	—	—	—	—	—	(2)	—	20
Separate account assets (a)	26,329	110	(25,565)	(5)	(50)	201	—	(21)	(120)	879
Total Assets	$26,415	$149	$(25,583)	$(16)	$(53)	$339	—	$(51)	$(122)	$1,078

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were ($1) million and $3 million as of December 31, 2019 and 2018, respectively.
Unrealized gains for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $139 million and $65 million as of December 31, 2019 and 2018, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2019.

(3)	The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2019:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$98,580	$90,272	$—	$96,052	$2,528	$—	$—
Unaffiliated preferred stock	114	100	—	82	32	—	—
Unaffiliated common stock	221	221	48	30	143	—	—
Mortgage loans	22,147	21,429	—	—	22,147	—	—
Real estate	804	532	—	—	804	—	—
Contract loans	2,943	2,943	—	—	2,943	—	—
Cash and short-term investments	5,827	5,827	1,415	4,205	207	—	—
Derivative financial instruments	3,792	3,455	—	3,773	19	—	—
Other invested assets	80	58	—	80	—	—	—
Separate accounts	149,236	146,278	9,502	106,864	10,355	22,515	—
Liabilities:
Deposit-type contracts	$16,897	$16,721	$—	$12,444	$4,453	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	6,812	6,812	—	6,812	—	—	—
Cash collateral held for loaned securities	2,797	2,797	—	2,797	—	—	—
Derivative financial instruments	1,478	1,329	21	1,457	—	—	—
Separate account liabilities-investment contracts	97,462	97,574	—	28,681	68,781	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2018:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$86,850	$84,868	$—	$84,231	$2,619	$—	$—
Unaffiliated preferred stock	110	99	—	79	31	—	—
Unaffiliated common stock	260	260	59	41	160	—	—
Mortgage loans	19,204	19,140	—	—	19,204	—	—
Real estate	901	531	—	—	901	—	—
Contract loans	2,903	2,903	—	—	2,903	—	—
Cash and short-term investments	3,744	3,744	208	3,399	137	—	—
Derivative financial instruments	2,772	2,873	12	2,740	20	—	—
Other invested assets	74	58	—	74	—	—	—
Separate accounts	137,162	137,672	9,756	94,901	8,499	24,006	—
Liabilities:
Deposit-type contracts	$16,652	$16,718	$—	$11,888	$4,764	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	6,908	6,908	—	6,908	—	—	—
Cash collateral held for loaned securities	2,463	2,463	—	2,463	—	—	—
Derivative financial instruments	1,007	866	—	1,007	—	—	—
Separate account liabilities-investment contracts	95,238	95,398	—	28,928	66,310	—	—

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Notes payable and other borrowing - The fair value of debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2019			December 31, 2018
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

(in millions)
US treasury and obligation of US governments	$—	$—	$—	$—	$—	$—
Corporate securities	23	—	23	16	—	16
Asset-backed securities	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	—	—
Equity securities	144	1	145	146	17	163

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2019
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$23	Discounted Cash Flow	Discount Rate	5%-15%

Equity Securities	$141	Cost
		Market Comparables	EBITDA multiples
		Net Asset Value	Share Price

	December 31, 2018
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$13	Discounted Cash Flow	Discount Rate	7%-20%

Corporate Securities	$3	Liquidation Analysis	Orderly Liquidation Value	43%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2019, 2018 and 2017 were $168 million, $311 million and $326 million, respectively.

22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,471 million, $1,409 million and $1,436 million for the years ended December 31, 2019, 2018 and 2017, respectively. This represented 58%, 46% and 39% of the total net premiums written for group life for the years ended December 31, 2019, 2018 and 2017, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $133 million, $89 million and $100 million for the years ended December 31, 2019, 2018 and 2017, respectively. This represented 10%, 7% and 9% of the total net premiums written for group accident and health for the years ended December 31, 2019, 2018 and 2017, respectively.
23.    PARTICIPATING POLICIES
For the period ended December 31, 2019, 2018 and 2017, premiums under individual and group accident and health participating policies were $3 million, $4 million and $4 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2019, 2018 and 2017.
For the period ended December 31, 2019, 2018 and 2017, premiums under individual life participating policies were $10 million, $10 million and $11 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of ($167) million, ($11) million and ($181) million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2019, 2018 and 2017, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2019 and 2018. Approximately 39% at December 31, 2019 and 2018 of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2019 and 2018, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.
For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2019 and 2018, the Company had $3.0 billion and $3.3 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for assumed dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 27% and 25% of the reserves at December 31, 2019 and 2018, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2005 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 75% and 77% of the individual annuity reserves at December 31, 2019 and 2018, respectively. The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the appropriate single premium immediate annuity rates. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.
Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract. A statutory basis change was filed in 2019 for a single longevity reinsurance contract. See below for additional information related to the change in valuation basis.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.75% to 6.75% as of December 31, 2019 and from 2.75% to 6.75% as of December 31, 2018. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2019 and 2018, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. There is no statutory basis change in 2019. A statutory basis change was filed in 2018 to increase the morbidity assumption margin. See below for additional information related to the change in valuation basis. The assumptions for 2019 and 2018 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates are ranged from 3.5% to 4.5% as of December 31, 2019 and 2018, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. There is no statutory basis change in 2019. A statutory basis change was filed in 2018 to increase the morbidity assumption margin. The assumptions for 2019 and 2018 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates are ranged from 3.5% to 5.5% as of December 31, 2019 and 2018, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2017 Milliman Long Term Care Guidelines with modification of company experience for 2019 and 2018. Interest rates are ranged from 3.5% to 4.5% as of December 31, 2019 and 2018, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table and interest rates ranging from 3.5% to 5.5% as of December 31, 2019 and 2018. For Disable Life Reserve, MetLife Termination Experience is used and the interest rates of 3.5% as of December 31, 2019 and 2018.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior and using the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 and after as of December 31, 2019 and 2018.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2019 and 2018.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $2,080 million and $1,545 million at December 31, 2019 and 2018, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The international insurance business released $185 million of reserves in 2019 after receiving approval from the NJDOBI for a statutory basis change. The basis change reflected a change to the 1952 Disability Incidence table used to calculate Active Life Disability Waiver of Premium (“WP”) reserves. All policies reinsured from Prudential of Japan and Prudential Gibraltar Financial Life into PICA have the WP rider and reflect the updated basis change. Of the total $185 million reserves, $45 million is attributed to Active Life WP and $140 million is attributed to a reduction in Deficiency reserves. Due to the law not prescribing incidence rates after age 64, the original polynomial extrapolation approach was replaced with a constant flat incidence rate for ages 64 and above to better align with Japanese experience.
As of December 31, 2019, the change in reserves due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, for ordinary life insurance and group annuity reserves, was a decrease of $185 million which was due to the following:

Valuation Basis		Ordinary Life Insurance	Group Annuities	Total

Change From	Change To	(in millions)
1952 Disability Table with Polynomial Extrapolation of Incidence Rates post-age 64	1952 Disability Table with Flat Incidence Rates post-age 64	$(185)	$—	$(185)
S1PxA CMI 2013 3.50%	S2PxA CMI 2017 3.00%	—	—	—
	Total	$(185)	$—	$(185)
As of December 31, 2018, the change in reserves due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, for long-term care reserves, was an increase of $877 million which was due to the following:

Valuation Basis		Long-Term Care	Total

Change From	Change To	(in millions)
Morbidity assumption margin of 15%	Morbidity assumption margin of 34%	$877	$877
	Total	$877	$877

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

25.    SEPARATE ACCOUNTS

25A.
The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $146 billion and $137 billion as of December 31, 2019 and 2018, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets*		Separate Account Assets (Not Legally Insulated)
	2019	2018	2019	2018
	(in millions)
Group Annuity Contracts - Not reclassed to the General Account**	$51,685	$52,310	$25	$17
Group Annuity Contracts - Reclassed to the General Account for GAAP	45,889	43,089	326	208
Group Variable Universal Life	137	116	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	35,082	30,630	8	7
Registered Group Flexible Premium Variable Life Insurance Contract	6	6	1	1
Variable Life	10,983	9,350	22	18
Variable Annuity	2,109	1,914	5	6
Total	$145,891	$137,415	$387	$257

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

**Prior period amounts have been reclassified to conform to current period presentation.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2019 and 2018, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $2.4 billion and $2.9 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $21 million, $26 million and $25 million as of December 31, 2019, 2018 and 2017, respectively.

The Company’s General Account has paid $24 million, $23 million and $31 million towards Separate Account guarantees for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2019 and 2018, the market value of loaned securities within the Separate Accounts was $2.7 billion and $3.0 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2019
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
		(in millions)
Premiums, considerations or deposits for period ended 12/31/2019	$4,209	$1,498	$9,050	$14,757
Reserves as of 12/31/2019
For accounts with assets at:
Market Value	$12,645	$—	$74,459	$87,104
Amortized Cost	22,448	23,076	—	45,524
Total Reserves	$35,093	$23,076	$74,459	$132,628

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$3,134	$41	$—	$3,175
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,578	—	74,459	76,037
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	4,722	41	74,459	79,222
Not subject to discretionary withdrawal	30,371	23,035	—	53,406
Total	$35,093	$23,076	$74,459	$132,628

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2019, 2018 AND 2017

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2018
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
		(in millions)
Premiums, considerations or deposits for period ended 12/31/2018	$4,359	$3,971	$7,687	$16,017
Reserves as of 12/31/2018
For accounts with assets at:
Market Value	$12,047	$—	$71,800	$83,847
Amortized Cost	16,904	25,380	—	42,284
Total Reserves	$28,951	$25,380	$71,800	$126,131

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$1,362	$43	$—	$1,405
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,308	—	71,800	73,108
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	2,680	43	71,800	74,523
Not subject to discretionary withdrawal	26,271	25,337	—	51,608
Total	$28,951	$25,380	$71,800	$126,131

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2019	2018	2017
	(in millions)
Transfers to Separate Accounts	$14,229	$15,811	$11,190
Transfers from Separate Accounts	18,809	15,639	13,522
Net transfers to (from) Separate Accounts	$(4,580)	$172	$(2,332)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Investment Income Earned:
U.S. Government Bonds	$224
Other bonds (unaffiliated)	3,425
Bonds of affiliates	111
Preferred stocks (unaffiliated)	5
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	2
Common stocks of affiliates	435
Mortgages loans	897
Real estate	168
Premium notes, policy loans and liens	147
Cash, cash equivalents and short-term investments	115
Derivative instruments	286
Other invested assets	259
Aggregate write-ins for investment income	11
Gross investment income	$6,085

Real Estate Owned - Book Value less Encumbrances	$532

Mortgage Loans - Book Value:
Agricultural mortgages	$1,667
Residential mortgages	—
Commercial mortgages	19,762
Total mortgage loans	$21,429

Mortgage Loans by Standing - Book Value:
Good standing	$21,417
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	12
Foreclosure in process	—
Total mortgage loans	$21,429

Other Long Term Assets - Statement Value	$6,569

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,689
Preferred stocks	$—
Common stocks	$7,131

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$11,964
Over 1 year through 5 years	28,314
Over 5 years through 10 years	18,811
Over 10 years through 20 years	13,880
Over 20 years	21,783
Total by Maturity	$94,752

Bonds by NAIC Designation - Statement Value:
NAIC 1	$63,479
NAIC 2	26,391
NAIC 3	2,779
NAIC 4	1,604
NAIC 5	462
NAIC 6	37
Total by NAIC Designation	$94,752

Total Bonds Publicly Traded	$66,689
Total Bonds Privately Placed	$28,063

Preferred Stocks - Statement Value	$101
Common Stocks - Market Value	$7,352
Short-Term Investments - Book Value	$865
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written and In Force - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$2,126
Futures Contracts Open - Current Value	$—
Cash on Deposit	$391

Life Insurance in Force:
Industrial	$2,074
Ordinary	$1,309,275
Credit Life	$—
Group Life	$1,944,256

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$34,618

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,998
Ordinary	$48,165
Credit Life	$—
Group Life	$432,523

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$3,246
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,920
Income Payable	$69
Group - Involving Life Contingencies Income Payable	$14

Annuities:
Ordinary
Immediate - Amount of Income Payable	$281
Deferred - Fully Paid Account Balance	$21,990
Deferred - Not Fully Paid Account Balance	$245

Group
Amount of Income Payable	$1,215
Fully Paid Account Balance	$8,846
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Group	$1,406
Credit	$—
Other	$236

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,472
Dividend Accumulations - Account Balance	$82

Claim Payments 2019:
Group Accident and Health
2019	$266
2018	$470
2017	$506
Other Accident & Health
2019	$10
2018	$33
2017	$62
Other Coverages that use developmental methods to calculate claims reserves
2019	$—
2018	$—
2017	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

(in millions)
Total admitted assets as reported in the Company’s Annual Statement:	$146,040

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Common Stock - Pruco Life Insurance Company	$1,665	1.1%
Long Term Bonds/Preferred Stock/Common Stock - Prudential Realty Secs	$1,589	1.1%
Joint Venture - Ironbound Fund LLC	$1,414	1.0%
Common Stock - Prudential Retirement Insurance and Annuity Company	$1,178	0.8%
Short-term/ Cash equivalents - Dryden Core Fund MM SER MMMF	$722	0.5%
Long Term Bonds - Prudential Annuities Life Assurance Corporation	$654	0.4%
Long Term Bonds - WF-RBS Commercial Mortgage Tru	$641	0.4%
Long Term Bonds - Wells Fargo Commercial Mortgage	$456	0.3%
Long Term Bonds - Citigroup Commercial Mortgage	$444	0.3%
Joint Venture - Prudential Impact Investments Private Equity LLC	$439	0.3%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$63,479	43.5%	P/RP-1	$79	0.1%
NAIC-2	$26,391	18.1%	P/RP-2	$—	0.0%
NAIC-3	$2,779	1.9%	P/RP-3	$—	0.0%
NAIC-4	$1,604	1.1%	P/RP-4	$—	0.0%
NAIC-5	$462	0.3%	P/RP-5	$12	0.0%
NAIC-6	$37	0.0%	P/RP-6	$10	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$24,805	17.0%
Foreign-currency-denominated investments	$7,970	5.5%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$21,184	14.5%
Countries rated NAIC-2	$3,237	2.2%
Countries rated NAIC-3 or below	$385	0.3%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: Cayman Islands	$5,929	4.1%
Country: United Kingdom	$4,136	2.8%

Countries rated NAIC- 2:
Country: Mexico	$1,039	0.7%
Country: Italy	$973	0.7%

Countries rated NAIC-3 or below:
Country: Britain Virgin Islands	$200	0.1%
Country: Costa Rica	$76	0.1%

Aggregate unhedged foreign currency exposure:	$525	0.4%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$511	0.4%
Countries rated NAIC-2	$13	0.0%
Countries rated NAIC-3 or below	$—	0.0%

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$268	0.2%
Country 2: Chile	$203	0.1%

Countries rated NAIC-2:
Country 1: Italy	$13	0.0%
Country 2:	$—	0.0%

Countries rated NAIC-3 or below:
Country 1:	$—	0.0%
Country 2:	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The ten largest non-sovereign (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - OCH ZIFF LOAN MGMT FUNDING LTD CLO	$339	0.2%
NAIC - 1 - SHELL INTERNATIONAL FINANCE BV	$274	0.2%
NAIC - 1 - KVK CLO LTD	$233	0.2%
NAIC - 1 - TRINITAS CLO LTD	$225	0.2%
NAIC - 1 - Prudential Chile II Spa	$203	0.1%
NAIC - 2,5 - Nterhoerbiger Finanz AG	$194	0.1%
NAIC - 1 - NIPPON LIFE INS	$191	0.1%
NAIC - 1 - NORDEA BANK AB	$187	0.1%
NAIC - 1 - SOUND POINT CLO I LTD	$185	0.1%
NAIC - 1 - SIEMENS FINANCIERINGSMAATSCHAP	$173	0.1%

Aggregate Canadian investment exposure:

Total admitted assets held in Canadian investments	$—	0.0%
Canadian-currency-denominated investments	$—	0.0%
Canadian-denominated insurance liabilities	$—	0.0%
Unhedged Canadian currency exposure	$—	0.0%

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

Colico Inc	$2,088	1.4%
PRUCO Life Insurance Company	$1,665	1.1%
Ironbound Fund LLC	$1,414	1.0%
Prudential Retirement Insurance and Annuity Company	$1,178	0.8%
Orchard Street Acres Inc.	$773	0.5%
Prudential Realty Secs	$567	0.4%
Colico II Inc	$518	0.4%
Prudential Impact Investments Private Equity LLC	$439	0.3%
Prudential Capital Partners V, L.P.	$253	0.2%
Prudential Legacy Insurance Company of New Jersey	$252	0.2%

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

COMM / C.J. SEGERSTROM & SONS	$226	0.2%
COMM / Arcis Equity Partners, LLC	$196	0.1%
COMM / DRA Advisors, Inc.	$180	0.1%
COMM / Oxford Properties Group - 57747	$172	0.1%
COMM / Morgan Properties	$167	0.1%
COMM / Boston Properties	$165	0.1%
COMM / The Blackstone Group	$161	0.1%
COMM / Simon Property Group	$152	0.1%
COMM / Oxford Properties Group - 57744	$151	0.1%
COMM / Corporate Properties of the Americas	$148	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$33	0.0%
Mortgage loans over 90 days past due	$12	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$32	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$52	0.0%	$—	0.0%
71% to 80%	$—	0.0%	$2,830	1.9%	$—	0.0%
Below 70%	$—	0.0%	$16,848	11.5%	$1,667	1.1%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$2,797	1.9%	$2,540	$2,675	$2,930
Repurchase agreements	$5,725	3.9%	$6,060	$5,766	$5,296
Reverse repurchase agreements	$13	0.0%	$13	$13	$13
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$49	0.0%	$(14)	0.0%
Income Generations	—	0.0%	—	0.0%
Other	—	0.0%	—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$871	0.6%	$799	$843	$850
Income Generation	$—	0.0%	$—	$—	$—
Replications	$987	0.7%	$1,029	$2,942	$749
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$104	0.1%	$93	$87	$117
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$6,748	4.9%	$6,748	4.9%
All other governments	4,024	2.9%	4,024	2.9%
U.S. states, territories and possessions, etc. guaranteed	329	0.2%	329	0.2%
U.S. political subdivisions of states, territories, and possessions, guaranteed	465	0.3%	465	0.3%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	6,366	4.6%	6,366	4.6%
Industrial and miscellaneous	68,683	49.5%	68,683	49.5%
Hybrid securities	307	0.2%	307	0.2%
Parent, subsidiaries and affiliates	2,689	1.9%	2,689	1.9%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	661	0.5%	661	0.5%
Total long-term bonds	$90,272	65.0%	$90,272	65.0%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$101	0.1%	$101	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$101	0.1%	$101	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$221	0.2%	$221	0.2%
Industrial and miscellaneous Other (Unaffiliated)	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Other	7,131	5.1%	7,131	5.1%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$7,352	5.3%	$7,352	5.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2019

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$1,667	1.2%	$1,667	1.2%
Residential properties	—	0.0%	—	0.0%
Commercial loans	19,700	14.2%	19,700	14.2%
Mezzanine real estate loans	62	0.1%	62	0.1%
Total mortgage loans	$21,429	15.5%	$21,429	15.5%

Real estate investments:
Property occupied by company	274	0.2%	274	0.2%
Property held for production of income	258	0.2%	258	0.2%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$532	0.4%	$532	0.4%

Cash, cash equivalents and short-term investments:
Cash	391	0.3%	391	0.3%
Cash equivalents	4,571	3.3%	4,571	3.3%
Short-term investments	865	0.6%	865	0.6%
Total cash, cash equivalents and short-term investments	$5,827	4.2%	$5,827	4.2%

Policy Loans	2,943	2.1%	2,943	2.1%
Other invested assets	6,652	4.8%	6,652	4.8%
Derivatives	3,455	2.5%	3,455	2.5%
Receivables for securities	82	0.1%	82	0.1%
Securities Lending	—	0.0%	—	0.0%
Total Invested Assets	$138,645	100.0%	$138,645	100.0%

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”). Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are presumed to be material to the 2019 financial statements and are material to the 2018 and 2017 financial statements.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 for the three years then ended, in accordance with the accounting practices prescribed or permitted by the Department described in Note 1.

Emphasis of Matters

As discussed in Note 10 to the financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliated entities, all related parties.

As discussed in Note 24 to the financial statements, the Company changed the valuation basis for disability waiver of premium reserves related to policies written in Japan in 2019 and the valuation basis for long-term care insurance policies in 2018.

Our opinion is not modified with respect to these matters.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental Annual Statement Schedule 1 - Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, and Summary Investment Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2020

PART C:
OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account GI-2. (Note 1)

(b)	Custodian Agreements.
Not Applicable

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 3)
(ii)	Selling Agreement. (Note 4)
(iii)	Selling Agreement used from 2016. (Note 1)

(d)	Contracts:
(i)	Group Contract. 1980 CSO. (Note 1)
(ii)	Individual Certificate 1980 CSO. (Note 1)
(iii)	Group VUL Contract 2001 CSO. (Note 3)
(iv)	Group GVUL Contractual Certificate Termination Rules. (Note 2)
(v)	Group VUL Contract 2017 CSO. (Note 1)
(vi)	Explanation of Variable Language for Group VUL Contract 2017 CSO. (Note 1)
(vii)	Individual Certificate 2017 CSO. (Note 1)
(viii)	Explanation of Variable Language for Individual Certificate 2017 CSO. (Note 1)

(e)	Applications:
(i)	Application Form for Group Contract. (Note 1)
(ii)	Enrollment Form for Certificate. (Note 1)
(iii)	Investment Division Allocation Supplement. (Note 1)
(iv)	Enrollment Form for GVUL Certificate. (Note 5)
(v)	Enrollment Form for GVUL Certificate. (Note 1)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 1)
(ii)	By‑laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 2)

(g)	Reinsurance Contracts:
(i)	Group Life Surplus Share Reinsurance Contract issued to The Prudential Insurance Company of America U1G30006 dated January 1, 2019. (Note 10)
(ii)	Swiss Re Swiss Re Life & Health America Inc. Attachment to Group Life Surplus Share Reinsurance Contract U1G30006, dated January 1, 2019. (Note 10)
(iii)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America 20/AQUA0004 effective January 1, 2020. (Note 1)
(iv)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America B110820AQUA0004 effective January 1, 2020. (Note 1)
(v)	Group Business Travel Accident Special Risk Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America 19AQUA1007 effective May 1, 2019. (Note 1)

(h)	Participation Agreements:
(i)	Participation Agreement among The Prudential Insurance Company of America ("Prudential Insurance") and AllianceBernstein. (Note 1)
(ii)	Amendment #1 to the Participation Agreement between Prudential Insurance and AllianceBernstein. (Note 1)
(iii)	Amendment #2 to the Participation Agreement between Prudential Insurance and AllianceBernstein. (Note 1)
(iv)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and AllianceBernstein. (Note 1)
(v)	Participation Agreement between Prudential Insurance and American Century. (Note 1)
(vi)	Amendment #1 to the Participation Agreement between Prudential Insurance and American Century. (Note 1)
(vii)	Amendment #3 to Participation Agreement between Prudential Insurance and American Century. (Note 7)
(viii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and American Century. (Note 9)
(ix)	Participation Agreement between Prudential Insurance and Advanced Series Trust. (Note 1)
(x)	Amendment #1 to the Participation Agreement between Prudential Insurance and Advanced Series Trust. (Note 6)
(xi)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and American Skandia Trust. (Note 9)
(xii)	Participation Agreement between Prudential Insurance and Dreyfus. (BNY Mellon) (Note 1)
(xiii)	Amendment #3 to Fund Participation Agreement between Prudential Insurance and Dreyfus. (BNY Mellon) (Note 1)
(xiv)	Amendment #4 to Fund Participation Agreement between Prudential Insurance and Dreyfus. (BNY Mellon) (Note 1)
(xv)	Amendment #5 to Fund Participation Agreement between Prudential Insurance and Dreyfus. (BNY Mellon). (Note 5)
(xvi)	Amendment #6 to Fund Participation Agreement between Prudential Insurance and Dreyfus. (BNY Mellon) (Note 1)
(xvii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Dreyfus. (BNY Mellon) (Note 9)
(xviii)	Participation Agreement between Prudential Insurance and DWS. (Deutsche) (Note 1)
(xix)	Amendment #1 to the Participation Agreement between Prudential Insurance and DWS. (Deutsche) (Note 1)
(xx)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and DWS. (Deutsche) (Note 9)
(xxi)	Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 1)
(xxii)	Amendment #1 to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 1)
(xxiii)	Amendment #2 to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 6)
(xxiv)	Amendment #3 to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 1)
(xxv)	Amendment #4 to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 1)
(xxvi)	Amendment # 7 to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 8)
(xxvii)	Amendment to the Participation Agreement between Prudential Insurance and Franklin Templeton. (Note 5)
(xxviii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Franklin Templeton. (Note 9)
(xxix)	Participation Agreement between Prudential Insurance and AIM. (Invesco) (Note 1)
(xxx)	Amendment #1 to the Participation Agreement between Prudential Insurance and AIM. (Invesco) (Note 1)
(xxxi)	Amendment #2 to the Participation Agreement between Prudential Insurance and AIM. (Invesco) (Note 1)
(xxxii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and AIM. (Invesco) (Note 9)
(xxxiii)	Participation Agreement between Prudential Insurance and Janus. (Note 1)
(xxxiv)	Amendment #1 to the Participation Agreement between Prudential Insurance and Janus. (Note 1)
(xxxv)	Amendment #2 to the Participation Agreement between Prudential Insurance and Janus. (Note 1)
(xxxvi)	Amendment to Fund Participation Agreement between Prudential Insurance Company and Janus. (Note 7)
(xxxvii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Janus. (Note 9)
(xxxviii)	Participation Agreement between Prudential Insurance and JPMorgan. (Note 1)
(xxxix)	Amendment #3 to the Participation Agreement between Prudential Insurance and JPMorgan. (Note 1)
(xl)	Amendment to the Participation Agreement between Prudential and JPMorgan. (Note 5)
(xli)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and JPMorgan. (Note 9)
(xlii)	Participation Agreement between Prudential Insurance and Lazard. (Note 1)
(xliii)	Amendment #1 to the Participation Agreement between Prudential Insurance and Lazard. (Note 1)
(xliv)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Lazard. (Note 9)

(xlv)	Participation Agreement between Prudential Insurance and MFS. (Note 1)
(xlvi)	Amendment #3 to the Participation Agreement between Prudential Insurance and MFS. (Note 1)
(xlvii)	Amendment #7 to the Participation Agreement between Prudential Insurance and MFS. (Note 1)
(xlviii)	Amendment #8 to the Participation Agreement between Prudential Insurance and MFS. (Note 1)
(xlix)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and MFS. (Note 9)
(l)	Participation Agreement between Prudential Insurance and Neuberger Berman. (Note 1)
(li)	Amendment #2 to Participation Agreement between Prudential Insurance and Neuberger Berman. (Note 9)
(lii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Neuberger Berman. (Note 9)
(liii)	Participation Agreement between Prudential Insurance and PIMCO. (Note 1)
(liv)	Novation of and Amendment #1 to Participation Agreement between Prudential Insurance and PIMCO. (Note 1)
(lv)	Amendment #2 to Participation Agreement between Prudential Insurance and PIMCO. (Note 1)
(lvi)	Amendment #3 to Participation Agreement between Prudential Insurance and PIMCO. (Note 1)
(lvii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and Allianz. (PIMCO) (Note 9)
(lviii)	Participation Agreement among Prudential Insurance and The Prudential Series Fund. (Note9)
(lix)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and The Prudential Series Fund. (Note 9)
(lx)	Participation Agreement between Prudential Insurance and T. Rowe Price. (Note 1)
(lxi)	Amendment to Participation Agreement between Prudential Insurance and T. Rowe Price. (Note 1)
(lxii)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and T. Rowe Price. Note 9)

(i)	Administrative Contracts.
(i)	Service Agreement between Prudential Financial and Wells Fargo. (Note 7)
(ii)	Service Agreement between Prudential Financial and State Street. (Note 7)

(j)	Other Material Contracts
(i)	Powers of Attorney (Note 1)
R. Axel, T. Baltimore, G. Casellas, R. Falzon, M. Hund-Mejean, K. Krapek, P. Lighte, C. Lowrey, G. Paz, S. Pianalto, C. Poon, D Scovanner, K. Tanji, M. Todman

(k)	Legal Opinion and Consent of Michael P. DeSimone, Esq. (Note 1)

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable

(n)	Other Opinions.
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(Note 1)	Filed herewith.

(Note 2)	Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement, filed April 29, 2009 on behalf of The Prudential Variable Contract Account GI-2.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed April 30, 2010 on behalf of The Prudential Variable Contract Account GI-2.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, filed April 29, 2011 on behalf of The Prudential Variable Contract Account GI-2.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed April 25, 2012 on behalf of The Prudential Variable Contract Account GI-2.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 20 to this Registration Statement, filed April 14, 2014 on behalf of The Prudential Variable Contract Account GI-2.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement, filed April 14, 2015 on behalf of The Prudential Variable Contract Account GI-2.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 23 to this Registration Statement, filed April 14, 2017 on behalf of The Prudential Variable Contract Account GI-2.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, filed April 13, 2018 on behalf of The Prudential Variable Contract Account GI-2.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 25 to this Registration Statement, filed April 12, 2019 on behalf of The Prudential Variable Contract Account GI-2.

Item 27. Directors and Officers of Prudential

The directors and officers of Prudential, listed with their principal occupations, are shown below. The principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL
THOMAS J. BALTIMORE, JR. - Director. Chair, Investment Committee; Chair, Executive Committee; Chair, Risk Committee; Member, Compensation Committee. Mr. Baltimore is Chairman, President and Chief Executive Officer of Park Hotels & Resorts, Inc., and a director of AutoNation, Inc. and Park Hotels & Resorts Inc.

GILBERT F. CASELLAS- Director. Chair, Corporate Governance and Business Ethics Committee; Member, Executive Committee; Member, Risk Committee. Mr. Casellas is the former Chairman of OMNITRU.

ROBERT M. FALZON - Director. Mr. Falzon is Vice Chair of Prudential Financial, Inc. and The Prudential Insurance Company of America.

MARTINA HUND-MEJEAN - Director. Member, Audit Committee. Ms. Hund-Mejean is the former Chief Financial Officer of MasterCard Worldwide.

KARL J. KRAPEK- Director. Chair, Compensation Committee; Member, Executive Committee; Member, Risk Committee. Mr. Krapek is the former President and Chief Operating Officer, United Technologies Corporation, and a director of Northrop Grumman Corporation and Pensare Acquisition Corporation.

PETER R. LIGHTE- Director. Member, Investment Committee; Member, Corporate Governance and Business Ethics Committee. Mr. Lighte is the former Vice Chairman, J.P. Morgan Corporate Bank, China, and the founding Chairman of J.P. Morgan Chase Bank, China.

CHARLES F. LOWREY - Director. Member, Executive Committee. Mr. Lowrey is the Chairman, Chief Executive Officer and President of Prudential Financial, Inc. and The Prudential Insurance Company of America.

GEORGE PAZ- Director. Member, Audit Committee. Mr. Paz is the former Chairman and former Chief Executive Officer of Express Scripts Holding Company, and a director of Honeywell International Inc.

SANDRA PIANALTO - Director. Member, Corporate Governance and Business Ethics Committee; Member, Finance Committee.

Ms. Pianalto is the former President and Chief Executive Officer of the Federal Reserve Bank of Cleveland, and a director of Eaton Corporation plc, The J.M. Smucker Company and FirstEnergy Corp.

CHRISTINE A. POON- Director. Chair, Finance Committee; Member, Investment Committee; Member, Executive Committee; Member, Risk Committee. Ms. Poon is the Executive-In-Residence at the Max M. Fisher College of Business at The Ohio State University, and a director of Koninklijke Phillips Electronics NV, Regeneron Pharmaceuticals and The Sherwin-Williams Company.

DOUGLAS A. SCOVANNER- Director. Chair, Audit Committee; Member, Executive Committee; Member, Risk Committee. Mr. Scovanner is the Founder and Managing Member of Comprehensive Financial Strategies, LLC.

MICHAEL A. TODMAN- Director. Member, Compensation Committee; Member, Finance Committee. Mr. Todman is former Vice Chairman of Whirlpool Corporation, and a director of Brown-Forman Corporation and Newell Brands.

PRINCIPAL OFFICERS
CHARLES F. LOWREY- Chairman, President and Chief Executive Officer, Prudential.

ROBERT M. FALZON - Vice Chair, Prudential.

LUCIEN A. ALZIARI- Executive Vice President and Chief Human Resources Officer, Prudential.

STACEY GOODMAN- Executive Vice President and Chief Information Officer, Prudential.

TIMOTHY P. HARRIS- Executive Vice President and General Counsel, Prudential.

SCOTT G. SLEYSTER- Executive Vice President, Head of International Businesses, Prudential.

ANDREW F. SULLIVAN- Executive Vice President, Head of U.S. Businesses, Prudential.

KENNETH Y. TANJI- Executive Vice President and Chief Financial Officer, Prudential.

NAVEEN AGARWAL- Senior Vice President and Chief Marketing Officer, Prudential.

DARIN A. ARITA- Senior Vice President, Investor Relations, Prudential.

ROBERT D. AXEL- Senior Vice President, Principal Accounting Officer and Controller, Prudential.

JOSEPH D. EMANUEL- Senior Vice President, Chief Ethics and Compliance Officer, Prudential.

CAROLINE A. FEENEY- Senior Vice President, Prudential.

ALAN M. FINKELSTEIN- Senior Vice President, Prudential.

MARGARET M. FORAN- Senior Vice President, Corporate Secretary, Chief Governance Officer, Prudential.

YANELA C. FRIAS- Senior Vice President, Prudential.

SALENE HITCHCOCK-GEAR - Senior Vice President, Prudential.

RICHARD G. HUMMERS- Senior Vice President, Prudential.

BERNARD J. JACOB- Senior Vice President, Prudential.

JOHN J. KALAMARIDES- Senior Vice President, Prudential.

ANN M. KAPPLER- Senior Vice President, Deputy General Counsel, Prudential.

WILLIAM J. MARSH- Senior Vice President, Prudential.

NANDINI MONGIA- Senior Vice President, Treasurer, Prudential.

LATA N. REDDY- Senior Vice President, Prudential.

JAMES J. SHEA- Senior Vice President, Prudential.

NICHOLAS C. SILITCH- Senior Vice President, Chief Risk Officer, Prudential.

KEVIN SIMONS- Senior Vice President, Chief Auditor, Prudential.

TIMOTHY L. SCHMIDT- Senior Vice President, Chief Investment Officer, Prudential.

ANTHONY F. TORRE- Senior Vice President, Prudential.

DYLAN J. TYSON- Senior Vice President, Prudential.

GEORGE P. WALDECK- Senior Vice President, Prudential.

CANDACE J. WOODS- Senior Vice President and Chief Actuary, Prudential.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Prudential Insurance Company of America, a life insurance company organized under the laws of New Jersey, is an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed in the Exhibits to the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 29, 2009 as exhibit Item 26.(f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

Prudential Investment Management Services LLC (PIMS)

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Adam Scaramella (Note 5)	President

Monica Oswald (Note 6)	Executive Vice President

Stuart Parker (Note 1)	Executive Vice President

James Gemus (Note 4)	Executive Vice President

Peter Boland (Note 1)	Senior Vice President and Chief Administrative Officer

Hansjerg Schlenker (Note 1)	Senior Vice President and Chief Operations Officer

Mark R. Hastings (Note 1)	Senior Vice President and Chief Compliance Officer

Francine B. Boucher (Note 3)	Senior Vice President, Secretary, and Chief Legal Officer

Robert Smit (Note 3)	Senior Vice President and Chief Financial Officer

John Christolini (Note 6)	Senior Vice President and Co-Chief Compliance Officer

Peter Puzio (Note 6)	Senior Vice President and Co-Chief Operations Officer

Charles Smith (Note 2)	Vice President/Anti-Money Laundering Officer

Matthew Sun (Note 5)	Treasurer

(Note 1) 655 Broad Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, New Jersey 07102
(Note 4) 80 Livingston Avenue, Roseland, New Jersey 07068
(Note 5) 213 Washington Street, Newark, New Jersey 07102
(Note 6) 280 Trumbull Street, Hartford, Connecticut 06103

PIMS serves as a principal underwriter of the Group Contracts and Certificate. PIMS received Net Underwriting Discounts and Commissions for the Group Contracts of $0 in 2019, $0 in 2018, and $0 in 2017. The Group Contracts and Certificates are offered on a continuous basis.

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102.

The Principal Underwriter, Prudential Investment Management Services, LLC. (“PIMS”) is located at 655 Broad Street, 19th Floor, Newark, NJ 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Roseland, and State of New Jersey on this 15th day of April, 2020 .

(Seal)

The Prudential Variable Contract Account GI-2
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

By: /s/ Michael P. DeSimone Michael P. DeSimone Vice President and Corporate Counsel
Pursuant to the requirements of the Securities Act of 1933, this Post‑Effective Amendment No. 26 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 15th day of April, 2020.

Signature and Title

/s/ * Charles F. Lowrey President, Chief Executive Officer and Director

/s/ * Kenneth Y. Tanji Chief Financial Officer and Executive Vice President

/s/ * Robert M. Falzon Vice Chairman	* By: /s/ Michael P. DeSimone Michael P. DeSimone (Attorney-in-Fact)

/s/ * Robert D. Axel Controller, Principal Accounting Officer and Senior Vice President

s/ * Thomas J. Baltimore Director

/s/ * Gilbert F. Casellas Director

/s/ * Martina Hund-Mejean Director	* By: /s/ Michael P. DeSimone Michael P. DeSimone (Attorney-in-Fact)

/s/* Karl J. Krapek Director

/s/* Peter R. Lighte Director

s/* George Paz Director

s/* Sandra Pianalto Director

/s/* Christine A. Poon Director

/s/ * Douglas A. Scovanner Director

/s/ * Michael A. Todman Director

EXHIBIT INDEX

Item 26.

(a) Board of Directors Resolution	(i)	Board of Directors Resolution

(c) Underwriting Contracts	(iii)	Selling Agreement used from 2016

(d) Contracts	(i)	Group Contract 1980 CSO
	(ii)	Individual Certificate 1980 CSO
	(v)	Group VUL Contract 2017 CSO
	(vi)	Explanation of Variable Language for Group VUL Contract 2017 CSO
	(vii)	Individual Certificate 2017 CSO
	(viii)	Explanation of Variable Language for Individual Certificate 2017 CSO

(e) Applications	(i)	Application Form for Group Contract
	(ii)	Enrollment Form for Certificate
	(iii)	Investment Division Allocation Supplement
	(v)	Enrollment Form for GVUL Certificate

(f) Depositor’s Certificate of Incorporation and By-Laws	(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004

(g) Reinsurance Agreements	(iii)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America 20/AQUA0004 effective January 1, 2020
	(iv)	Group AD&D Excess of Loss Reinsurance Agreement between Reinsurance Company and Prudential Insurance Company of America B110820AQUA0004 effective January 1, 2020
	(v)	Group Business Travel Accident Special Risk Reinsurance Agreement between Reinsurance Company and The Prudential Insurance Company of America 19AQUA1007 effective May 1, 2019

(h) Participation Agreements	(i)	Participation Agreement among The Prudential Insurance Company of America ("Prudential Insurance") and AllianceBernstein
	(ii)	Amendment #1 to the Participation Agreement between Prudential Insurance and AllianceBernstein.
	(iii)	Amendment #2 to the Participation Agreement between Prudential Insurance and AllianceBernstein
	(iv)	Shareholder Agreement (22c-2 Agreement) between Prudential Insurance and AllianceBernstein
	(v)	Participation Agreement between Prudential Insurance and American Century
	(vi)	Amendment #1 to the Participation Agreement between Prudential Insurance and American Century
	(ix)	Participation Agreement between Prudential Insurance and Advanced Series Trust
	(xii)	Participation Agreement between Prudential Insurance and Dreyfus (BNY Mellon)
	(xiii)	Amendment #3 to Fund Participation Agreement between Prudential Insurance and Dreyfus (BNY Mellon)

	(xiv)	Amendment #4 to Fund Participation Agreement between Prudential Insurance and Dreyfus (BNY Mellon)
	(xvi)	Amendment #6 to Fund Participation Agreement between Prudential Insurance and Dreyfus (BNY Mellon)
	(xviii)	Participation Agreement between Prudential Insurance and DWS (Deutsche)
	(xix)	Amendment #1 to the Participation Agreement between Prudential Insurance and DWS (Deutsche)
	(xxi)	Participation Agreement between Prudential Insurance and Franklin Templeton
	(xxii)	Amendment #1 to the Participation Agreement between Prudential Insurance and Franklin Templeton
	(xxiv)	Amendment #3 to the Participation Agreement between Prudential Insurance and Franklin Templeton
	(xxv)	Amendment #4 to the Participation Agreement between Prudential Insurance and Franklin Templeton
	(xxix)	Participation Agreement between Prudential Insurance and AIM (Invesco)
	(xxx)	Amendment #1 to the Participation Agreement between Prudential Insurance and AIM (Invesco)
	(xxxi)	Amendment #2 to the Participation Agreement between Prudential Insurance and AIM (Invesco)
	(xxxiii)	Participation Agreement between Prudential Insurance and Janus
	(xxxiv)	Amendment #1 to the Participation Agreement between Prudential Insurance and Janus
	(xxxv)	Amendment #2 to the Participation Agreement between Prudential Insurance and Janus
	(xxxviii)	Participation Agreement between Prudential Insurance and JPMorgan
	(xxxix)	Amendment #3 to the Participation Agreement between Prudential Insurance and JPMorgan
	(xlii)	Participation Agreement between Prudential Insurance and Lazard
	(xliii)	Amendment #1 to the Participation Agreement between Prudential Insurance and Lazard
	(xlv)	Participation Agreement between Prudential Insurance and MFS
	(xlvi)	Amendment #3 to the Participation Agreement between Prudential Insurance and MFS
	(xlvii)	Amendment #7 to the Participation Agreement between Prudential Insurance and MFS
	(xlviii)	Amendment #8 to the Participation Agreement between Prudential Insurance and MFS
	(l)	Participation Agreement between Prudential Insurance and Neuberger Berman
	(liii)	Participation Agreement between Prudential Insurance and PIMCO
	(liv)	Novation of and Amendment #1 to Participation Agreement between Prudential Insurance and PIMCO
	(lv)	Amendment #2 to Participation Agreement between Prudential Insurance and PIMCO
	(lvi)	Amendment #3 to Participation Agreement between Prudential Insurance and PIMCO
	(lx)	Participation Agreement between Prudential Insurance and T. Rowe Price
	(lxi)	Amendment to Participation Agreement between Prudential Insurance and T. Rowe Price

(j) Powers of Attorney:		R. Axel, T. Baltimore, G. Casellas, R. Falzon, M. Hund-Mejean, K. Krapek, P. Lighte, C. Lowrey, G. Paz, S. Pianalto, C. Poon, D Scovanner, K. Tanji, M. Todman

(k) Legal Opinion and Consent:		Opinion and Consent of Michael P. DeSimone, Esq.

(n) Auditor Consent:	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(q) Redeemability Exemption:	(i) Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii)